AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2014

                                                             File No. 333-188279
                                                              File No. 811-22838
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933                          /X/
                         POST-EFFECTIVE AMENDMENT NO. 1                      /X/
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/
                                AMENDMENT NO. 4                              /X/

                                  THE KP FUNDS
               (Exact Name of Registrant as Specified in Charter)

                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
               (Address of Principal Executive Offices, Zip Code)

                                 (800) 342-5734
              (Registrant's Telephone Number, including Area Code)

                                MICHAEL BEATTIE
                              C/O SEI CORPORATION
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
                    (Name and Address of Agent for Service)

                                   Copies to:

TIMOTHY W. LEVIN, ESQUIRE                          DIANNE M. DESCOTEAUX, ESQUIRE
MORGAN, LEWIS & BOCKIUS LLP                        C/O SEI CORPORATION
1701 MARKET STREET                                 ONE FREEDOM VALLEY DRIVE
PHILADELPHIA, PENNSYLVANIA 19103                   OAKS, PENNSYLVANIA 19456



    It is proposed that this filing become effective (check appropriate box)

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          /X/   Immediately upon filing pursuant to paragraph (b)
          / /    On [date] pursuant to paragraph (b)
          / /    60 days after filing pursuant to paragraph (a)(1)
          / /    75 days after filing pursuant to paragraph (a)(2)
          / /    On [date] pursuant to paragraph (a) of Rule 485
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                                  THE KP FUNDS

                                   PROSPECTUS

                                  MAY 1, 2014


      KP RETIREMENT PATH 2015 FUND         KP RETIREMENT PATH 2040 FUND
            TICKER SYMBOL: KPRAX                 TICKER SYMBOL: KPRFX

      KP RETIREMENT PATH 2020 FUND         KP RETIREMENT PATH 2045 FUND
            TICKER SYMBOL: KPRBX                 TICKER SYMBOL: KPRGX

      KP RETIREMENT PATH 2025 FUND        KP RETIREMENT PATH 2050 FUND
            TICKER SYMBOL: KPRCX                 TICKER SYMBOL: KPRHX

      KP RETIREMENT PATH 2030 FUND        KP RETIREMENT PATH 2055 FUND
            TICKER SYMBOL: KPRDX                 TICKER SYMBOL: KPRIX

      KP RETIREMENT PATH 2035 FUND        KP RETIREMENT PATH 2060 FUND
            TICKER SYMBOL: KPREX                 TICKER SYMBOL: KPRJX


                              INSTITUTIONAL SHARES

                              INVESTMENT ADVISER:
                             CALLAN ASSOCIATES INC.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE

KP RETIREMENT PATH 2015 FUND ...............................................   1
     INVESTMENT OBJECTIVE ..................................................   1
     FUND FEES AND EXPENSES ................................................   1
     PRINCIPAL INVESTMENT STRATEGIES .......................................   2
     PRINCIPAL RISKS .......................................................   3
     PERFORMANCE INFORMATION ...............................................   8
     INVESTMENT ADVISER ....................................................   8
     PORTFOLIO MANAGERS ....................................................   8
KP RETIREMENT PATH 2020 FUND ...............................................   9
     INVESTMENT OBJECTIVE ..................................................   9
     FUND FEES AND EXPENSES ................................................   9
     PRINCIPAL INVESTMENT STRATEGIES .......................................  10
     PRINCIPAL RISKS .......................................................  11
     PERFORMANCE INFORMATION ...............................................  16
     INVESTMENT ADVISER ....................................................  16
     PORTFOLIO MANAGERS ....................................................  16
KP RETIREMENT PATH 2025 FUND ...............................................  17
     INVESTMENT OBJECTIVE ..................................................  17
     FUND FEES AND EXPENSES ................................................  17
     PRINCIPAL INVESTMENT STRATEGIES .......................................  18
     PRINCIPAL RISKS .......................................................  19
     PERFORMANCE INFORMATION ...............................................  24
     INVESTMENT ADVISER ....................................................  24
     PORTFOLIO MANAGERS ....................................................  24
KP RETIREMENT PATH 2030 FUND ...............................................  25
     INVESTMENT OBJECTIVE ..................................................  25
     FUND FEES AND EXPENSES ................................................  25
     PRINCIPAL INVESTMENT STRATEGIES .......................................  26
     PRINCIPAL RISKS .......................................................  27
     PERFORMANCE INFORMATION ...............................................  32
     INVESTMENT ADVISER ....................................................  32
     PORTFOLIO MANAGERS ....................................................  32
KP RETIREMENT PATH 2035 FUND ...............................................  33
     INVESTMENT OBJECTIVE ..................................................  33
     FUND FEES AND EXPENSES ................................................  33
     PRINCIPAL INVESTMENT STRATEGIES .......................................  34
     PRINCIPAL RISKS .......................................................  35
     PERFORMANCE INFORMATION ...............................................  40
     INVESTMENT ADVISER ....................................................  40
     PORTFOLIO MANAGERS ....................................................  40

KP RETIREMENT PATH 2040 FUND ...............................................  41
     INVESTMENT OBJECTIVE ..................................................  41
     FUND FEES AND EXPENSES ................................................  41
     PRINCIPAL INVESTMENT STRATEGIES .......................................  42
     PRINCIPAL RISKS .......................................................  43
     PERFORMANCE INFORMATION ...............................................  48
     INVESTMENT ADVISER ....................................................  48
     PORTFOLIO MANAGERS ....................................................  48
KP RETIREMENT PATH 2045 FUND ...............................................  49
     INVESTMENT OBJECTIVE ..................................................  49
     FUND FEES AND EXPENSES ................................................  49
     PRINCIPAL INVESTMENT STRATEGIES .......................................  50
     PRINCIPAL RISKS .......................................................  51
     PERFORMANCE INFORMATION ...............................................  56
     INVESTMENT ADVISER ....................................................  56
     PORTFOLIO MANAGERS ....................................................  56
KP RETIREMENT PATH 2050 FUND ...............................................  57
     INVESTMENT OBJECTIVE ..................................................  57
     FUND FEES AND EXPENSES ................................................  57
     PRINCIPAL INVESTMENT STRATEGIES .......................................  58
     PRINCIPAL RISKS .......................................................  59
     PERFORMANCE INFORMATION ...............................................  64
     INVESTMENT ADVISER ....................................................  64
     PORTFOLIO MANAGERS ....................................................  64
KP RETIREMENT PATH 2055 FUND ...............................................  65
     INVESTMENT OBJECTIVE ..................................................  65
     FUND FEES AND EXPENSES ................................................  65
     PRINCIPAL INVESTMENT STRATEGIES .......................................  66
     PRINCIPAL RISKS .......................................................  67
     PERFORMANCE INFORMATION ...............................................  72
     INVESTMENT ADVISER ....................................................  72
     PORTFOLIO MANAGERS ....................................................  72
KP RETIREMENT PATH 2060 FUND ...............................................  73
     INVESTMENT OBJECTIVE ..................................................  73
     FUND FEES AND EXPENSES ................................................  73
     PRINCIPAL INVESTMENT STRATEGIES .......................................  74
     PRINCIPAL RISKS .......................................................  75
     PERFORMANCE INFORMATION ...............................................  80
     INVESTMENT ADVISER ....................................................  80
     PORTFOLIO MANAGERS ....................................................  80
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF
  FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY
  COMPENSATION .............................................................  81
MORE INFORMATION ABOUT THE FUNDS ...........................................  82
MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVE,
  PRINCIPAL INVESTMENT STRATEGIES AND RISKS ................................  82

THE FUNDS' INVESTMENTS IN UNDERLYING FUNDS .................................  86
INFORMATION ABOUT PORTFOLIO HOLDINGS ....................................... 118
INVESTMENT ADVISER AND PORTFOLIO MANAGERS .................................. 118
PRICING OF FUND SHARES ..................................................... 119
PURCHASING AND SELLING FUND SHARES ......................................... 120
PAYMENTS TO FINANCIAL INTERMEDIARIES ....................................... 121
OTHER POLICIES ............................................................. 121
DIVIDENDS AND DISTRIBUTIONS ................................................ 123
TAXES ...................................................................... 124
FINANCIAL HIGHLIGHTS ....................................................... 125
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ....................... BACK COVER

KP RETIREMENT PATH 2015 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2015 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                       INSTITUTIONAL CLASS
                                                                             SHARES
                                                                       --------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                           None
Maximum Deferred Sales Charge (Load)                                          None
(as a percentage of net asset value)
Redemption Fee (as a percentage of amount redeemed, if applicable)            None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                                      INSTITUTIONAL CLASS
                                                            SHARES
                                                      --------------------
Management Fees(1)                                          0.02%
Distribution and Service (12b-1) Fees                       None
Other Expenses(2)                                           0.07%
Acquired Fund Fees and Expenses (AFFE)(2)                   0.29%
Total Annual Fund Operating Expenses(3)                     0.38%

(1) Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The Management Fee shown is based on the initial allocation of Fund assets to Unaffiliated Underlying Funds. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2) Other Expenses and Acquired Fund Fees and Expenses (AFFE) are based on estimated amounts for the current fiscal year.

(3) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 YEAR            3 YEARS
                          $39               $122

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds."

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2015) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2015), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 TARGET ASSET ALLOCATION OVER TIME (GLIDEPATH)

                               [GRAPHIC OMITTED]

                            [PLOT POINTS AS FOLLOWS]

                              Percent of Portfolio

EQUITY
Large Cap Equity         36.8%    36.8%    36.8%    36.8%    36.8%    34.2%    31.9%    27.7%    24.9%    21.0%    15.3%
Small Cap Equity         15.8%    15.8%    15.8%    15.8%    15.8%    14.7%    13.7%    11.9%     8.3%     5.3%     1.7%
International Equity     35.0%    35.0%    35.0%    35.0%    35.0%    32.6%    30.4%    26.4%    17.9%    11.3%     4.3%

REAL ASSETS
Real Assets               5.0%     5.0%     5.0%     5.0%     5.0%     7.0%     8.0%    10.0%    10.0%    10.0%     7.5%
Inflation Protection      0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     2.0%     6.0%    10.0%    15.0%

FIXED INCOME
Fixed Income              7.5%     7.5%     7.5%     7.5%      7.5%   11.5%    15.0%    19.0%    25.0%    30.5%    36.3%
Short-Term Fixed Income   0.0%     0.0%     0.0%     0.0%      0.0%    0.0%     1.0%     3.0%     8.0%    12.0%    20.0%

--------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45       40       35       30        25     20       15        10       5        0       -5
--------------------------------------------------------------------------------------------------------------------------




The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depository receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.


     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.


     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

     o MORTGAGE DOLLAR ROLLS RISK -- The Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Fund. At the time the Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

PORTFOLIO TURNOVER RISK -- Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities. Underlying Funds may also be subject to portfolio turnover risk.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2015 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION


The Fund commenced operations on January 10, 2014 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.


INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS


Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Kelly Cliff, CFA, CAIA, Senior Vice President, CIO of Public Markets and Co-Portfolio Manager, has managed the Fund since its inception in 2014.


FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 81 OF THE PROSPECTUS.

KP RETIREMENT PATH 2020 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2020 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                    INSTITUTIONAL CLASS
                                                                          SHARES
                                                                    -------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                        None
Maximum Deferred Sales Charge (Load)                                       None
(as a percentage of net asset value)
Redemption Fee (as a percentage of amount redeemed, if applicable)         None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                     INSTITUTIONAL CLASS
                                                           SHARES
                                                     -------------------
Management Fees(1)                                        0.02%
Distribution and Service (12b-1) Fees                      None
Other Expenses(2)                                         0.07%
Acquired Fund Fees and Expenses (AFFE)(2)                 0.33%
Total Annual Fund Operating Expenses(3)                   0.42%

(1) Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The Management Fee shown is based on the initial allocation of Fund assets to Unaffiliated Underlying Funds. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2) Other Expenses and Acquired Fund Fees and Expenses (AFFE) are based on estimated amounts for the current fiscal year.

(3) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 YEAR            3 YEARS
                            $43               $135

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds."

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2020) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2020), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 TARGET ASSET ALLOCATION OVER TIME (GLIDEPATH)

                               [GRAPHIC OMITTED]

                            [PLOT POINTS AS FOLLOWS]

                              Percent of Portfolio

EQUITY
Large Cap Equity         36.8%    36.8%    36.8%    36.8%    36.8%    34.2%    31.9%    27.7%    24.9%    21.0%    15.3%
Small Cap Equity         15.8%    15.8%    15.8%    15.8%    15.8%    14.7%    13.7%    11.9%     8.3%     5.3%     1.7%
International Equity     35.0%    35.0%    35.0%    35.0%    35.0%    32.6%    30.4%    26.4%    17.9%    11.3%     4.3%

REAL ASSETS
Real Assets               5.0%     5.0%     5.0%     5.0%     5.0%     7.0%     8.0%    10.0%    10.0%    10.0%     7.5%
Inflation Protection      0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     2.0%     6.0%    10.0%    15.0%

FIXED INCOME
Fixed Income              7.5%     7.5%     7.5%     7.5%      7.5%   11.5%    15.0%    19.0%    25.0%    30.5%    36.3%
Short-Term Fixed Income   0.0%     0.0%     0.0%     0.0%      0.0%    0.0%     1.0%     3.0%     8.0%    12.0%    20.0%

--------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45       40       35       30        25     20       15        10       5        0       -5
--------------------------------------------------------------------------------------------------------------------------




The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depository receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments, will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.


     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.


     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

     o MORTGAGE DOLLAR ROLLS RISK -- The Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Fund. At the time the Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

PORTFOLIO TURNOVER RISK -- Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities. Underlying Funds may also be subject to portfolio turnover risk.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2020 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION


The Fund commenced operations on January 10, 2014 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.


INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS


Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Kelly Cliff, CFA, CAIA, Senior Vice President, CIO of Public Markets and Co-Portfolio Manager, has managed the Fund since its inception in 2014.


FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 81 OF THE PROSPECTUS.

KP RETIREMENT PATH 2025 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2025 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that become increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                      INSTITUTIONAL CLASS
                                                                            SHARES
                                                                      --------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                          None
Maximum Deferred Sales Charge (Load)                                         None
(as a percentage of net asset value)
Redemption Fee (as a percentage of amount redeemed, if applicable)           None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                         INSTITUTIONAL CLASS
                                                               SHARES
                                                         -------------------
Management Fees(1)                                            0.02%
Distribution and Service (12b-1) Fees                          None
Other Expenses(2)                                             0.07%
Acquired Fund Fees and Expenses (AFFE)(2)                     0.37%
Total Annual Fund Operating Expenses(3)                       0.46%

(1) Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The Management Fee shown is based on the initial allocation of Fund assets to Unaffiliated Underlying Funds. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2) Other Expenses and Acquired Fund Fees and Expenses (AFFE) are based on estimated amounts for the current fiscal year.

(3) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 YEAR         3 YEARS
                            $47            $148

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds."

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2025) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2025), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 TARGET ASSET ALLOCATION OVER TIME (GLIDEPATH)

                               [GRAPHIC OMITTED]

                            [PLOT POINTS AS FOLLOWS]

                              Percent of Portfolio

EQUITY
Large Cap Equity         36.8%    36.8%    36.8%    36.8%    36.8%    34.2%    31.9%    27.7%    24.9%    21.0%    15.3%
Small Cap Equity         15.8%    15.8%    15.8%    15.8%    15.8%    14.7%    13.7%    11.9%     8.3%     5.3%     1.7%
International Equity     35.0%    35.0%    35.0%    35.0%    35.0%    32.6%    30.4%    26.4%    17.9%    11.3%     4.3%

REAL ASSETS
Real Assets               5.0%     5.0%     5.0%     5.0%     5.0%     7.0%     8.0%    10.0%    10.0%    10.0%     7.5%
Inflation Protection      0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     2.0%     6.0%    10.0%    15.0%

FIXED INCOME
Fixed Income              7.5%     7.5%     7.5%     7.5%      7.5%   11.5%    15.0%    19.0%    25.0%    30.5%    36.3%
Short-Term Fixed Income   0.0%     0.0%     0.0%     0.0%      0.0%    0.0%     1.0%     3.0%     8.0%    12.0%    20.0%

--------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45       40       35       30        25     20       15        10       5        0       -5
--------------------------------------------------------------------------------------------------------------------------




The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depository receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.


     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.


     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

     o MORTGAGE DOLLAR ROLLS RISK -- The Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Fund. At the time the Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

     o REAL ESTATE INDUSTRY RISK -- Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. An Underlying Fund's investments that are concentrated in issuers conducting business in the real estate industry will be subject to risks associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

     o REITS RISK -- REITs are trusts that invest primarily in commercial real estate or real estate- related loans. An Underlying Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

PORTFOLIO TURNOVER RISK -- Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities. Underlying Funds may also be subject to portfolio turnover risk.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2025 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception.

Kelly Cliff, CFA, CAIA, Senior Vice President, CIO of Public Markets and Co-Portfolio Manager, has managed the Fund since its inception.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 81 OF THE PROSPECTUS.

KP RETIREMENT PATH 2030 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2030 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                     INSTITUTIONAL CLASS
                                                                           SHARES
                                                                     -------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                         None
Maximum Deferred Sales Charge (Load)                                        None
(as a percentage of net asset value)
Redemption Fee (as a percentage of amount redeemed, if applicable)          None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                     INSTITUTIONAL CLASS
                                                            SHARES
                                                      ------------------
Management Fees(1)                                          0.01%
Distribution and Service (12b-1) Fees                        None
Other Expenses(2)                                           0.07%
Acquired Fund Fees and Expenses (AFFE)(2)                   0.42%
Total Annual Fund Operating Expenses(3)                     0.50%

(1) Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The Management Fee shown is based on the initial allocation of Fund assets to Unaffiliated Underlying Funds. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2) Other Expenses and Acquired Fund Fees and Expenses (AFFE) are based on estimated amounts for the current fiscal year.

(3) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 YEAR           3 YEARS
                          $51               $160

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds."

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2030) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2030), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 TARGET ASSET ALLOCATION OVER TIME (GLIDEPATH)

                               [GRAPHIC OMITTED]

                            [PLOT POINTS AS FOLLOWS]

                              Percent of Portfolio

EQUITY
Large Cap Equity         36.8%    36.8%    36.8%    36.8%    36.8%    34.2%    31.9%    27.7%    24.9%    21.0%    15.3%
Small Cap Equity         15.8%    15.8%    15.8%    15.8%    15.8%    14.7%    13.7%    11.9%     8.3%     5.3%     1.7%
International Equity     35.0%    35.0%    35.0%    35.0%    35.0%    32.6%    30.4%    26.4%    17.9%    11.3%     4.3%

REAL ASSETS
Real Assets               5.0%     5.0%     5.0%     5.0%     5.0%     7.0%     8.0%    10.0%    10.0%    10.0%     7.5%
Inflation Protection      0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     2.0%     6.0%    10.0%    15.0%

FIXED INCOME
Fixed Income              7.5%     7.5%     7.5%     7.5%      7.5%   11.5%    15.0%    19.0%    25.0%    30.5%    36.3%
Short-Term Fixed Income   0.0%     0.0%     0.0%     0.0%      0.0%    0.0%     1.0%     3.0%     8.0%    12.0%    20.0%

---------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45       40       35       30        25     20       15        10       5        0       -5
---------------------------------------------------------------------------------------------------------------------------




The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depository receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.


     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.


     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

     o MORTGAGE DOLLAR ROLLS RISK -- The Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Fund. At the time the Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

PORTFOLIO TURNOVER RISK -- Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities. Underlying Funds may also be subject to portfolio turnover risk.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2030 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION


The Fund commenced operations on January 10, 2014 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.


INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS


Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Kelly Cliff, CFA, CAIA, Senior Vice President, CIO of Public Markets and Co-Portfolio Manager, has managed the Fund since its inception in 2014.


FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 81 OF THE PROSPECTUS.

KP RETIREMENT PATH 2035 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2035 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                     INSTITUTIONAL CLASS
                                                                           SHARES
                                                                     -------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                         None
Maximum Deferred Sales Charge (Load)                                        None
(as a percentage of net asset value)
Redemption Fee (as a percentage of amount redeemed, if applicable)          None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                         INSTITUTIONAL CLASS
                                                               SHARES
                                                         -------------------
Management Fees(1)                                            0.01%
Distribution and Service (12b-1) Fees                          None
Other Expenses(2)                                             0.07%
Acquired Fund Fees and Expenses (AFFE)(2)                     0.45%
Total Annual Fund Operating Expenses(3)                       0.53%

(1) Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The Management Fee shown is based on the initial allocation of Fund assets to Unaffiliated Underlying Funds. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2) Other Expenses and Acquired Fund Fees and Expenses (AFFE) are based on estimated amounts for the current fiscal year.

(3) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 YEAR            3 YEARS
                             $54                $170

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds."

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2035) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2035), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 TARGET ASSET ALLOCATION OVER TIME (GLIDEPATH)

                               [GRAPHIC OMITTED]

                            [PLOT POINTS AS FOLLOWS]

                              Percent of Portfolio

EQUITY
Large Cap Equity         36.8%    36.8%    36.8%    36.8%    36.8%    34.2%    31.9%    27.7%    24.9%    21.0%    15.3%
Small Cap Equity         15.8%    15.8%    15.8%    15.8%    15.8%    14.7%    13.7%    11.9%     8.3%     5.3%     1.7%
International Equity     35.0%    35.0%    35.0%    35.0%    35.0%    32.6%    30.4%    26.4%    17.9%    11.3%     4.3%

REAL ASSETS
Real Assets               5.0%     5.0%     5.0%     5.0%     5.0%     7.0%     8.0%    10.0%    10.0%    10.0%     7.5%
Inflation Protection      0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     2.0%     6.0%    10.0%    15.0%

FIXED INCOME
Fixed Income              7.5%     7.5%     7.5%     7.5%      7.5%   11.5%    15.0%    19.0%    25.0%    30.5%    36.3%
Short-Term Fixed Income   0.0%     0.0%     0.0%     0.0%      0.0%    0.0%     1.0%     3.0%     8.0%    12.0%    20.0%

--------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45       40       35       30        25     20       15        10       5        0       -5
--------------------------------------------------------------------------------------------------------------------------




The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depository receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.


     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.


     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

     o MORTGAGE DOLLAR ROLLS RISK -- The Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Fund. At the time the Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

PORTFOLIO TURNOVER RISK -- Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities. Underlying Funds may also be subject to portfolio turnover risk.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2035 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION


The Fund commenced operations on January 10, 2014 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.


INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS


Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Kelly Cliff, CFA, CAIA, Senior Vice President, CIO of Public Markets and Co-Portfolio Manager, has managed the Fund since its inception in 2014.


FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 81 OF THE PROSPECTUS.

KP RETIREMENT PATH 2040 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2040 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                     INSTITUTIONAL CLASS
                                                                           SHARES
                                                                     -------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                         None
Maximum Deferred Sales Charge (Load)                                        None
(as a percentage of net asset value)
Redemption Fee (as a percentage of amount redeemed, if applicable)          None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                     INSTITUTIONAL CLASS
                                                           SHARES
                                                      ------------------
Management Fees(1)                                        0.01%
Distribution and Service (12b-1) Fees                      None
Other Expenses(2)                                         0.07%
Acquired Fund Fees and Expenses (AFFE)(2)                 0.46%
Total Annual Fund Operating Expenses(3)                   0.54%

(1) Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The Management Fee shown is based on the initial allocation of Fund assets to Unaffiliated Underlying Funds. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2) Other Expenses and Acquired Fund Fees and Expenses (AFFE) are based on estimated amounts for the current fiscal year.

(3) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 YEAR            3 YEARS
                             $55               $173

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds."

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2040) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2040), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 TARGET ASSET ALLOCATION OVER TIME (GLIDEPATH)

                               [GRAPHIC OMITTED]

                            [PLOT POINTS AS FOLLOWS]

                              Percent of Portfolio

EQUITY
Large Cap Equity         36.8%    36.8%    36.8%    36.8%    36.8%    34.2%    31.9%    27.7%    24.9%    21.0%    15.3%
Small Cap Equity         15.8%    15.8%    15.8%    15.8%    15.8%    14.7%    13.7%    11.9%     8.3%     5.3%     1.7%
International Equity     35.0%    35.0%    35.0%    35.0%    35.0%    32.6%    30.4%    26.4%    17.9%    11.3%     4.3%

REAL ASSETS
Real Assets               5.0%     5.0%     5.0%     5.0%     5.0%     7.0%     8.0%    10.0%    10.0%    10.0%     7.5%
Inflation Protection      0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     2.0%     6.0%    10.0%    15.0%

FIXED INCOME
Fixed Income              7.5%     7.5%     7.5%     7.5%      7.5%   11.5%    15.0%    19.0%    25.0%    30.5%    36.3%
Short-Term Fixed Income   0.0%     0.0%     0.0%     0.0%      0.0%    0.0%     1.0%     3.0%     8.0%    12.0%    20.0%

--------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45       40       35       30        25     20       15        10       5        0       -5
--------------------------------------------------------------------------------------------------------------------------




The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depository receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.


     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.


     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.


     o MORTGAGE DOLLAR ROLLS RISK -- The Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Fund. At the time the Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by the Fund.


     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

PORTFOLIO TURNOVER RISK -- Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities. Underlying Funds may also be subject to portfolio turnover risk.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2040 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION


The Fund commenced operations on January 10, 2014 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.


INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS


Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Kelly Cliff, CFA, CAIA, Senior Vice President, CIO of Public Markets and Co-Portfolio Manager, has managed the Fund since its inception in 2014.


FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 81 OF THE PROSPECTUS.

KP RETIREMENT PATH 2045 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2045 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                     INSTITUTIONAL CLASS
                                                                            SHARES
                                                                     -------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                          None
Maximum Deferred Sales Charge (Load)                                         None
(as a percentage of net asset value)
Redemption Fee (as a percentage of amount redeemed, if applicable)           None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                    INSTITUTIONAL CLASS
                                                          SHARES
                                                    --------------------
Management Fees(1)                                       0.01%
Distribution and Service (12b-1) Fees                     None
Other Expenses(2)                                        0.07%
Acquired Fund Fees and Expenses (AFFE)(2)                0.46%
Total Annual Fund Operating Expenses(3)                  0.54%

(1) Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The Management Fee shown is based on the initial allocation of Fund assets to Unaffiliated Underlying Funds. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2) Other Expenses and Acquired Fund Fees and Expenses (AFFE) are based on estimated amounts for the current fiscal year.

(3) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 YEAR            3 YEARS
                          $55                $173

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the
Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds."

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2045) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2045), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 TARGET ASSET ALLOCATION OVER TIME (GLIDEPATH)

                               [GRAPHIC OMITTED]

                            [PLOT POINTS AS FOLLOWS]

                              Percent of Portfolio

EQUITY
Large Cap Equity         36.8%    36.8%    36.8%    36.8%    36.8%    34.2%    31.9%    27.7%    24.9%    21.0%    15.3%
Small Cap Equity         15.8%    15.8%    15.8%    15.8%    15.8%    14.7%    13.7%    11.9%     8.3%     5.3%     1.7%
International Equity     35.0%    35.0%    35.0%    35.0%    35.0%    32.6%    30.4%    26.4%    17.9%    11.3%     4.3%

REAL ASSETS
Real Assets               5.0%     5.0%     5.0%     5.0%     5.0%     7.0%     8.0%    10.0%    10.0%    10.0%     7.5%
Inflation Protection      0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     2.0%     6.0%    10.0%    15.0%

FIXED INCOME
Fixed Income              7.5%     7.5%     7.5%     7.5%      7.5%   11.5%    15.0%    19.0%    25.0%    30.5%    36.3%
Short-Term Fixed Income   0.0%     0.0%     0.0%     0.0%      0.0%    0.0%     1.0%     3.0%     8.0%    12.0%    20.0%

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Years to Retirement        45       40       35       30        25     20       15        10       5        0       -5
--------------------------------------------------------------------------------------------------------------------------




The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depository receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.


     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.


     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

     o MORTGAGE DOLLAR ROLLS RISK -- The Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Fund. At the time the Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

PORTFOLIO TURNOVER RISK -- Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities. Underlying Funds may also be subject to portfolio turnover risk.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2045 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION


The Fund commenced operations on January 10, 2014 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.


INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS


Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Kelly Cliff, CFA, CAIA, Senior Vice President, CIO of Public Markets and Co-Portfolio Manager, has managed the Fund since its inception in 2014.


FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 81 OF THE PROSPECTUS.

KP RETIREMENT PATH 2050 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2050 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                     INSTITUTIONAL CLASS
                                                                          SHARES
                                                                     --------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                        None
Maximum Deferred Sales Charge (Load)                                       None
(as a percentage of net asset value)
Redemption Fee (as a percentage of amount redeemed, if applicable)         None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                        INSTITUTIONAL CLASS
                                                              SHARES
                                                        -------------------
Management Fees(1)                                           0.01%
Distribution and Service (12b-1) Fees                         None
Other Expenses(2)                                            0.07%
Acquired Fund Fees and Expenses (AFFE)(2)                    0.46%
Total Annual Fund Operating Expenses(3)                      0.54%

(1) Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The Management Fee shown is based on the initial allocation of Fund assets to Unaffiliated Underlying Funds. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2) Other Expenses and Acquired Fund Fees and Expenses (AFFE) are based on estimated amounts for the current fiscal year.

(3) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 YEAR          3 YEARS
                             $55             $173

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds."

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2050) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2050), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 TARGET ASSET ALLOCATION OVER TIME (GLIDEPATH)

                               [GRAPHIC OMITTED]

                            [PLOT POINTS AS FOLLOWS]

                              Percent of Portfolio

EQUITY
Large Cap Equity         36.8%    36.8%    36.8%    36.8%    36.8%    34.2%    31.9%    27.7%    24.9%    21.0%    15.3%
Small Cap Equity         15.8%    15.8%    15.8%    15.8%    15.8%    14.7%    13.7%    11.9%     8.3%     5.3%     1.7%
International Equity     35.0%    35.0%    35.0%    35.0%    35.0%    32.6%    30.4%    26.4%    17.9%    11.3%     4.3%

REAL ASSETS
Real Assets               5.0%     5.0%     5.0%     5.0%     5.0%     7.0%     8.0%    10.0%    10.0%    10.0%     7.5%
Inflation Protection      0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     2.0%     6.0%    10.0%    15.0%

FIXED INCOME
Fixed Income              7.5%     7.5%     7.5%     7.5%      7.5%   11.5%    15.0%    19.0%    25.0%    30.5%    36.3%
Short-Term Fixed Income   0.0%     0.0%     0.0%     0.0%      0.0%    0.0%     1.0%     3.0%     8.0%    12.0%    20.0%

--------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45       40       35       30        25     20       15        10       5        0       -5
--------------------------------------------------------------------------------------------------------------------------




The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depository receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.


     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.


     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

     o MORTGAGE DOLLAR ROLLS RISK -- The Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Fund. At the time the Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

PORTFOLIO TURNOVER RISK -- Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities. Underlying Funds may also be subject to portfolio turnover risk.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2050 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION


The Fund commenced operations on January 10, 2014 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.


INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS


Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Kelly Cliff, CFA, CAIA, Senior Vice President, CIO of Public Markets and Co-Portfolio Manager, has managed the Fund since its inception in 2014.


FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 81 OF THE PROSPECTUS.

KP RETIREMENT PATH 2055 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2055 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                     INSTITUTIONAL CLASS
                                                                           SHARES
                                                                     --------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                         None
Maximum Deferred Sales Charge (Load)                                        None
(as a percentage of net asset value)
Redemption Fee (as a percentage of amount redeemed, if applicable)          None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                                    INSTITUTIONAL CLASS
                                                          SHARES
                                                    -------------------
Management Fees(1)                                       0.01%
Distribution and Service (12b-1) Fees                    None
Other Expenses(2)                                        0.10%
Acquired Fund Fees and Expenses (AFFE)(2)                0.46%
Total Annual Fund Operating Expenses(3)                  0.57%
Less Expense Reimbursement(4)                           (0.02)%
Total Annual Fund Operating Expenses After
 Expense Reimbursement                                   0.55%



(1) Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The Management Fee shown is based on the initial allocation of Fund assets to Unaffiliated Underlying Funds. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2) Other Expenses and Acquired Fund Fees and Expenses (AFFE) are based on estimated amounts for the current fiscal year.

(3) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).


(4) Callan Associates Inc. (the "Adviser") has contractually agreed to reimburse the Fund for all state registration and "blue sky" fees and expenses ("State Registration Fees") paid by the Fund to the extent such State Registration Fees exceed 0.01% of the Fund's daily net assets until April 30, 2015. This agreement may be terminated: (i) by the Board of Trustees of The KP Funds (the "Trust"), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on April 30, 2015.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 YEAR           3 YEARS
                             $55              $180

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds."

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2055) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2055), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 TARGET ASSET ALLOCATION OVER TIME (GLIDEPATH)

                               [GRAPHIC OMITTED]

                            [PLOT POINTS AS FOLLOWS]

                              Percent of Portfolio

EQUITY
Large Cap Equity         36.8%    36.8%    36.8%    36.8%    36.8%    34.2%    31.9%    27.7%    24.9%    21.0%    15.3%
Small Cap Equity         15.8%    15.8%    15.8%    15.8%    15.8%    14.7%    13.7%    11.9%     8.3%     5.3%     1.7%
International Equity     35.0%    35.0%    35.0%    35.0%    35.0%    32.6%    30.4%    26.4%    17.9%    11.3%     4.3%

REAL ASSETS
Real Assets               5.0%     5.0%     5.0%     5.0%     5.0%     7.0%     8.0%    10.0%    10.0%    10.0%     7.5%
Inflation Protection      0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     2.0%     6.0%    10.0%    15.0%

FIXED INCOME
Fixed Income              7.5%     7.5%     7.5%     7.5%      7.5%   11.5%    15.0%    19.0%    25.0%    30.5%    36.3%
Short-Term Fixed Income   0.0%     0.0%     0.0%     0.0%      0.0%    0.0%     1.0%     3.0%     8.0%    12.0%    20.0%

--------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45       40       35       30        25     20       15        10       5        0       -5
--------------------------------------------------------------------------------------------------------------------------




The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depository receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.


     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.


     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

     o MORTGAGE DOLLAR ROLLS RISK -- The Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Fund. At the time the Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

PORTFOLIO TURNOVER RISK -- Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities. Underlying Funds may also be subject to portfolio turnover risk.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2055 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION



The Fund commenced operations on January 10, 2014 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.



INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS


Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Kelly Cliff, CFA, CAIA, Senior Vice President, CIO of Public Markets and Co-Portfolio Manager, has managed the Fund since its inception in 2014.


FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 81 OF THE PROSPECTUS.

KP RETIREMENT PATH 2060 FUND

INVESTMENT OBJECTIVE

The KP Retirement Path 2060 Fund (the "Fund") seeks to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                      INSTITUTIONAL CLASS
                                                                           SHARES
                                                                      -------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                         None
Maximum Deferred Sales Charge (Load)                                        None
(as a percentage of net asset value)
Redemption Fee (as a percentage of amount redeemed, if applicable)          None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                                      INSTITUTIONAL CLASS
                                                            SHARES
                                                      -------------------
Management Fees(1)                                         0.01%
Distribution and Service (12b-1) Fees                      None
Other Expenses(2)                                          0.11%
Acquired Fund Fees and Expenses (AFFE)(2)                  0.46%
Total Annual Fund Operating Expenses(3)                    0.58%
Less Expense Reimbursement(4)                             (0.03)%
Total Annual Fund Operating Expenses
  After Expense Reimbursement                              0.55%


(1) Management Fees are charged only on Fund assets allocated to Unaffiliated Underlying Funds (as defined below). The Management Fee shown is based on the initial allocation of Fund assets to Unaffiliated Underlying Funds. Asset allocations to Unaffiliated Underlying Funds may vary and, consequently, the total Management Fees payable will fluctuate and may be higher or lower than that shown.

(2) Other Expenses and Acquired Fund Fees and Expenses (AFFE) are based on estimated amounts for the current fiscal year.

(3) The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund's "Financial Highlights" because the financial highlights include only the Fund's direct operating expenses and do not include Acquired Fund Fees and Expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in the Underlying Funds (as defined below).


(4) Callan Associates Inc. (the "Adviser") has contractually agreed to reimburse the Fund for all state registration and "blue sky" fees and expenses ("State Registration Fees") paid by the Fund to the extent such State Registration Fees exceed 0.01% of the Fund's daily net assets until April 30, 2015. This agreement may be terminated: (i) by the Board of Trustees of The KP Funds (the "Trust"), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on April 30, 2015.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 YEAR            3 YEARS
                          $56               $183

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). Because the Fund invests in other mutual funds, it is considered a "fund of funds."

The Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. The Fund's target date year (2060) refers to the approximate year an investor in the Fund would plan to retire, would stop making new investments in the Fund, and would plan to begin gradually withdrawing from the Fund. The target asset allocation will change over time to become increasingly conservative through the Fund's target date year (2060), and for five years thereafter in effort to provide greater capital appreciation for the first five years following an investor's assumed retirement age. In general this means that the Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase over time in accordance with a "glide path." The Fund's allocation to real assets will remain within a relatively narrow range over time. The graph below represents this glide path and illustrates the range of the Fund's exposure to equity, fixed income, inflation managed, and real asset investments over time.

                 TARGET ASSET ALLOCATION OVER TIME (GLIDEPATH)

                               [GRAPHIC OMITTED]

                            [PLOT POINTS AS FOLLOWS]

                              Percent of Portfolio

EQUITY
Large Cap Equity         36.8%    36.8%    36.8%    36.8%    36.8%    34.2%    31.9%    27.7%    24.9%    21.0%    15.3%
Small Cap Equity         15.8%    15.8%    15.8%    15.8%    15.8%    14.7%    13.7%    11.9%     8.3%     5.3%     1.7%
International Equity     35.0%    35.0%    35.0%    35.0%    35.0%    32.6%    30.4%    26.4%    17.9%    11.3%     4.3%

REAL ASSETS
Real Assets               5.0%     5.0%     5.0%     5.0%     5.0%     7.0%     8.0%    10.0%    10.0%    10.0%     7.5%
Inflation Protection      0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     2.0%     6.0%    10.0%    15.0%

FIXED INCOME
Fixed Income              7.5%     7.5%     7.5%     7.5%      7.5%   11.5%    15.0%    19.0%    25.0%    30.5%    36.3%
Short-Term Fixed Income   0.0%     0.0%     0.0%     0.0%      0.0%    0.0%     1.0%     3.0%     8.0%    12.0%    20.0%

--------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45       40       35       30        25     20       15        10       5        0       -5
--------------------------------------------------------------------------------------------------------------------------




The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, Treasury Inflation-Protected Securities ("TIPS"), depository receipts, real estate-related securities (including equity and mortgage real estate investment trusts ("REITs")), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

INVESTMENT IN UNDERLYING FUNDS RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

     o ALLOCATION RISK -- With respect to an Underlying Fund that uses a multi-manager structure, the Underlying Fund's investment adviser's judgment about, and allocations among, sub-advisers and their investment programs may adversely affect the Fund's performance.

     o ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

     o BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

     o COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

     o CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

     o CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     o CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

     o CURRENCY RISK -- As a result of an Underlying Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Underlying Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Underlying Fund would be adversely affected.

     o DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

     o DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.


     o EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

     o FIXED INCOME MARKET RISK -- The prices of the Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

     o FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

     o FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
          (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     o GEOGRAPHIC CONCENTRATION RISK -- An Underlying Fund that focuses its investments in particular foreign countries or geographic regions may be more volatile than a more geographically diversified fund. The performance of the Underlying Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

     o GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

     o INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

     o INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

     o INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.


     o LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like. An Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance.

     o MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

     o MORTGAGE DOLLAR ROLLS RISK -- The Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Fund. At the time the Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

     o MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

     o PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

     o SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, an Underlying Fund, as a direct lender to the borrower assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. An Underlying Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

     o SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Underlying Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

     o U.S. GOVERNMENT SECURITIES RISK -- Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

PORTFOLIO TURNOVER RISK -- Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities. Underlying Funds may also be subject to portfolio turnover risk.

RETIREMENT INCOME RISK -- The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. An investor's ability to meet his or her retirement goals is dependent upon many factors including the amount the investor saves, the investor's expected retirement date, the investor's individual retirement needs, the investor's other sources of income and other assets, and inflation. The Fund's glide path (or allocation methodology) will not eliminate the investment volatility that could reduce the amount of funds available for an investor to withdraw when the investor intends to begin to withdraw a portion or all of the investor's investment in the Fund. The Fund is considered a "through retirement" fund because it continues to grow more conservative through its target date year, reaching its most conservative asset allocation five years after the target date year. The Fund, therefore, provides greater exposure to equity securities during the first five years of an investor's assumed retirement age and is subject to greater volatility than if it had reached its most conservative allocation during the target date year. This risk is greater for an investor who begins to withdraw a portion or all of the investor's investment in the Fund before the Fund reaches its most conservative allocation. Conversely, for an investor who begins to withdraw a portion or all of the investor's investment in the Fund sometime after the Fund reaches its most conservative allocation, there is a greater risk that the Fund's glide path (or allocation methodology) may over-emphasize conservative investments designed to ensure capital conservation and current income, which may ultimately prevent the investor from achieving the investor's income and appreciation goals. There can be no assurance that an investor's investment in the Fund will provide income at, and through the years following, 2060 in amounts adequate to meet the investor's goals. An investor should consider these and other factors when choosing an overall retirement strategy, including an investment in the Fund.

PERFORMANCE INFORMATION


The Fund commenced operations on January 10, 2014 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.


INVESTMENT ADVISER

Callan Associates Inc.

PORTFOLIO MANAGERS


Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Kelly Cliff, CFA, CAIA, Senior Vice President, CIO of Public Markets and Co-Portfolio Manager, has managed the Fund since its inception in 2014.


FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 81 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES


There are no initial or subsequent minimum purchase amounts for the Funds. Shares of each Fund are offered exclusively to participants in retirement plans specified by Kaiser Foundation Health Plan, Inc. ("Eligible Plans"). Any individual with an account under an Eligible Plan may purchase shares of each Fund. Fund shares can only be purchased or redeemed through the administrative and recordkeeping service provider of an Eligible Plan (a "Recordkeeper"), and, therefore, you should contact the Recordkeeper of your Eligible Plan for information on how to purchase or redeem Fund shares. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business.


TAX INFORMATION

Please consult your tax advisor regarding your specific questions about U.S. federal, state, and local income taxes.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through a 401(k) Plan, 403(b) Plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. If you have questions about the tax consequences of 401(k) Plan or 403(b) Plan withdrawals, you should consult your tax advisor.

This summary is based on current tax laws, which may change. More information on taxes is in the Funds' SAI.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT THE FUNDS


Each of the KP Retirement Path 2015 Fund, KP Retirement Path 2020 Fund, KP Retirement Path 2025 Fund, KP Retirement Path 2030 Fund, KP Retirement Path 2035 Fund, KP Retirement Path 2040 Fund, KP Retirement Path 2045 Fund, KP Retirement Path 2050 Fund, KP Retirement Path 2055 Fund and KP Retirement Path 2060 Fund (each, a "Fund" and together, the "Funds") has its own distinct target asset allocation range based on its investment goals and risk tolerances. Each Fund pursues its investment objective by investing in a combination of KP Asset Class Funds to which Callan Associates Inc., the Fund's investment adviser, also serves as investment adviser ("Affiliated Underlying Funds") and other unaffiliated mutual funds ("Unaffiliated Underlying Funds" and together with Affiliated Underlying Funds, the "Underlying Funds"). The Underlying Funds use a broad array of investment styles and may invest in many types of assets in accordance with their own investment objectives and will be used by the Funds to meet their target asset allocations and investment styles. The Funds are designed to provide investors with investment management, asset allocation and ongoing reallocation over time. Because the Funds invest in other mutual funds, each Fund is considered a "fund of funds." A fund of funds bears its own direct expenses in addition to bearing a proportionate share of expenses charged to the underlying funds in which it invests. Each Fund will invest in the least expensive class of shares of an Underlying Fund that it is eligible to purchase.


Each Fund is managed based on the specific target date included in its name and assumes an investor will retire or reach his or her other investment goal at or near the target date and likely will stop making new investments in the Fund and start making withdrawals gradually thereafter. A Fund's target date does not necessarily represent the specific year an investor expects to need his or her assets. It is intended only as a general guide.

INVESTOR PROFILE

The Funds are designed to offer investors a professionally managed investment program that simplifies the investment management of an investor's assets prior to, and continuing after, the investor's retirement or other investment goal. The main component of the investment program of the Funds is the ongoing reallocation of the investor's assets among various asset classes, including stocks, bonds and cash investments.

The Funds may be suitable for investors who:

     o seek a diversified portfolio of stocks, bonds and inflation-protecting assets,

     o    seek long-term growth of capital,

     o    have a long-term investment perspective, and

     o    are willing to withstand losses over the short and intermediate-term.


MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS


THE FUNDS' INVESTMENT OBJECTIVES

The investment objective of each Fund is to seek to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of the Fund. The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.

THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES

Each Fund pursues its investment objective by investing in a combination of Underlying Funds. Each Fund has a target asset allocation based on years to assumed retirement age (age 65) which the Adviser uses as a reference point in setting the Fund's asset allocation. Each Fund's target date year refers to the approximate year an investor in the Fund would plan to retire and likely would stop making new investments in the Fund. Each Fund is intended for an investor who anticipates retiring at or about the target date year and plans to withdraw the value of the investor's account in the Fund gradually after retirement. The target asset allocation will change to become increasingly conservative as each Fund approaches its target date year, and for five years thereafter. In general, each Fund's target allocation to equity securities will decrease and its allocation to fixed income and inflation managed securities will increase as the Fund approaches its target date year in accordance with a "glide path" illustrated below under the section entitled "The Funds' Asset Allocation Strategies." Each Fund's allocation to real assets will remain within a relatively narrow range over time.


The Fund's target asset allocation may differ from the Fund's actual asset allocation. The Adviser regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, the Adviser uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, the Adviser then decides in which Underlying Funds to invest and in which proportions. The Underlying Funds use a broad array of investment styles and may invest in many types of assets issued by domestic and, as noted, foreign issuers in accordance with their own investment objectives, consisting of common stocks of U.S. and foreign companies of any size, corporate bonds issued by U.S. and foreign companies of varying credit quality (including bonds that are rated below investment grade, or "junk" bonds), debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations, TIPS, depository receipts, real estate-related securities (including equity and mortgage REITs), mortgage- and asset-backed securities, senior, second lien and subordinated floating rate loans, floating rate debt securities, and money market instruments. Underlying Funds may also invest in various derivatives in accordance with their respective investment strategies, consisting of interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts. An Underlying Fund's prospectus may disclose the methodology used by an Underlying Fund to determine whether an issuer is a U.S. or foreign company.


During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's objectives. Of course, there is no guarantee that any Fund will achieve its investment goal.

THE FUNDS' ASSET ALLOCATION STRATEGIES

The following graph illustrates how the target allocation to asset classes for each Fund will change over time according to the predetermined glide path.

                 TARGET ASSET ALLOCATION OVER TIME (GLIDEPATH)

                               [GRAPHIC OMITTED]

                            [PLOT POINTS AS FOLLOWS]

                              Percent of Portfolio

EQUITY
Large Cap Equity         36.8%    36.8%    36.8%    36.8%    36.8%    34.2%    31.9%    27.7%    24.9%    21.0%    15.3%
Small Cap Equity         15.8%    15.8%    15.8%    15.8%    15.8%    14.7%    13.7%    11.9%     8.3%     5.3%     1.7%
International Equity     35.0%    35.0%    35.0%    35.0%    35.0%    32.6%    30.4%    26.4%    17.9%    11.3%     4.3%

REAL ASSETS
Real Assets               5.0%     5.0%     5.0%     5.0%     5.0%     7.0%     8.0%    10.0%    10.0%    10.0%     7.5%
Inflation Protection      0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     2.0%     6.0%    10.0%    15.0%

FIXED INCOME
Fixed Income              7.5%     7.5%     7.5%     7.5%      7.5%   11.5%    15.0%    19.0%    25.0%    30.5%    36.3%
Short-Term Fixed Income   0.0%     0.0%     0.0%     0.0%      0.0%    0.0%     1.0%     3.0%     8.0%    12.0%    20.0%

--------------------------------------------------------------------------------------------------------------------------
Years to Retirement        45       40       35       30        25     20       15        10       5        0       -5
--------------------------------------------------------------------------------------------------------------------------



As the glide path shows, each Fund's asset mix becomes more conservative as the Fund's target retirement date approaches. This reflects the need for reduced investment risk as retirement approaches and the need for greater certainty of income after retiring. The Funds' actual asset allocations may differ from the allocations shown in the illustration. The Adviser reserves the right to modify the glide path from time to time should circumstances warrant.


While the glide path illustrates the target allocation to the various asset classes over time, differences in the performance of Underlying Funds and the size and frequency of purchase and redemption orders, as well as the Adviser's use of strategic allocations to take advantage of short to intermediate term investment opportunities, may affect a Fund's actual allocations. The following table shows each Fund's target asset allocation range among the various assets classes for various points in time as the Fund's retirement date approaches.




                                              YEARS TO RETIREMENT


ASSET CLASS       45        40        35        30        25        20        15        10        5         0         -5
LARGE CAP       32%-42%   32%-42%   32%-42%   32%-42%   30%-40%   27%-37%   23%-33%   19%-29%   15%-25%   12%-22%   10%-20%
EQUITY
SMALL CAP       10%-20%   10%-20%   10%-20%   10%-20%   10%-20%   9%-19%    7%-17%    4%-14%    1%-11%    0%-8%     0%-7%
EQUITY
INTERNATIONAL   30%-40%   30%-40%   30%-40%   30%-40%   28%-38%   25%-35%   21%-31%   13%-23%   6%-16%    1%-11%    0%-9%
EQUITY
INTERMEDIATE    3%-13%    3%-13%    3%-13%    3%-13%    6%-16%    10%-20%   14%-24%   20%-30%   26%-36%   30%-40%   31%-41%
FIXED INCOME
SHORT-TERM      0%-5%     0%-5%     0%-5%     0%-5%     0%-5%     0%-6%     0%-8%     3%-13%    7%-17%    11%-21%   15%-25%
FIXED INCOME
INFLATION       0%-7%     0%-7%     0%-7%     0%-7%     0%-7%     0%-7%     0%-10%    4%-14%    8%-18%    11%-21%   12%-22%
MANAGED
REAL ASSETS     0%-9%     0%-9%     0%-9%     0%-9%     0%-9%     1%-11%    2%-12%    2%-12%    2%-12%    2%-12%    1%-11%



As shown above, the portfolios of the Funds with an earlier target retirement date are more heavily allocated to fixed income and inflation managed securities; therefore these Funds represent a more conservative approach. Funds with later target retirement dates take a more aggressive approach by allocating a greater amount of their assets to equity securities than fixed income and inflation managed securities.


THE FUNDS' PRINCIPAL RISKS

The Funds are intended for investors seeking an investment option whose asset mix becomes more conservative over time, and who are willing to accept the risks associated with the Funds' asset allocation strategies. In general, a Fund with a later target retirement date is expected to be more volatile than a Fund with an earlier target date.

For more information on the principal risks of investing in a Fund, please see the "Principal Risks" section of the Fund's Summary Section and the section "Principal Risks of the Underlying Funds" in this prospectus.

THE FUNDS' INVESTMENTS IN UNDERLYING FUNDS


The following table shows the Underlying Funds in which each Fund may invest and the Funds' target asset allocation to each Underlying Fund over time. The allocations may not add to 100% due to rounding.

                                              YEARS TO RETIREMENT

UNDERLYING         45        40        35        30        25        20        15        10        5         0         -5
FUNDS

EQUITY
LARGE CAP
 KP Large Cap
  Equity Fund    32%-42%   32%-42%   32%-42%   32%-42%   30%-40%   27%-37%   23%-33%   19%-29%   15%-25%   12%-22%   10%-20%
SMALL CAP
 KP Small Cap
 Equity Fund     10%-20%   10%-20%   10%-20%   10%-20%   10%-20%   9%-19%    7%-17%    4%-14%    1%-11%    0%-8%     0%-7%
INTERNATIONAL
 KP International
 Equity Fund     30%-40%   30%-40%   30%-40%   30%-40%   28%-38%   25%-35%   21%-31%   13%-23%   6%-16%    1%-11%    0%-9%
TOTAL EQUITY     72%-      72%-      72%-      72%-      68%-98%   61%-91%   51%-81%   36%-66%   22%-52%   13%-41%   10%-36%
                 100%      100%      100%      100%

FIXED INCOME
SHORT-TERM BOND
 Unffiliated Short-
 Term Bond Index
 Fund             0%-5%     0%-5%     0%-5%     0%-5%     0%-5%     0%-6%     0%-8%     3%-13%    7%-17%    11%-21%   15%-25%
INTERMEDIATE-TERM
BOND
 KP Fixed Income  3%-13%    3%-13%    3%-13%    3%-13%    6%-16%    10%-20%   14%-24%   20%-30%   26%-36%   30%-40%   31%-41%
 Fund
TOTAL FIXED
INCOME            3%-18%    3%-18%    3%-18%    3%-18%    6%-21%    10%-26%   14%-32%   23%-43%   33%-53%   41%-61%   46%-66%

INFLATION MANAGED
 Unaffiliated Inflation-
 Protected Securities
 Fund              0%-7%     0%-7%     0%-7%     0%-7%     0%-7%     0%-7%     0%-10%    4%-14%    8%-18%    11%-21%   12%-22%
TOTAL INFLATION
MANAGED            0%-7%     0%-7%     0%-7%     0%-7%     0%-7%     0%-7%     0%-10%    4%-14%    8%-18%    11%-21%   12%-22%




                                       87



REAL ASSETS
 Unaffiliated
 Commodity Strategy
 Fund                  0%-1.3%  0%-1.3%  0%-1.3%  0%-1.3%  0%-1.3%  0.1%-1.6%  0.3%-1.7%  0.3%-1.7%  0.3%-1.7%  0.3%-1.7%  0.1%-1.6%
 Unaffiliated
 International Property
 Fund                  0%-1.3%  0%-1.3%  0%-1.3%  0%-1.3%  0%-1.3%  0.1%-1.6%  0.3%-1.7%  0.3%-1.7%  0.3%-1.7%  0.3%-1.7%  0.1%-1.6%
 Unaffiliated Global
 Listed Infrastructure
 Fund                  0%-1.3%  0%-1.3%  0%-1.3%  0%-1.3%  0%-1.3%  0.1%-1.6%  0.3%-1.7%  0.3%-1.7%  0.3%-1.7%  0.3%-1.7%  0.1%-1.6%
 Unaffiliated Natural
 Resources Fund        0%-1.3%  0%-1.3%  0%-1.3%  0%-1.3%  0%-1.3%  0.1%-1.6%  0.3%-1.7%  0.3%-1.7%  0.3%-1.7%  0.3%-1.7%  0.1%-1.6%
 Unaffiliated REIT
 Index Fund            0%-2.6%  0%-2.6%  0%-2.6%  0%-2.6%  0%-2.6%  0.3%-3.2%  0.6%-3.4%  0.6%-3.4%  0.6%-3.4%  0.6%-3.4%  0.3%-3.2%
 Unaffiliated
 Institutional Floating
 Rate Fund             0%-1.3%  0%-1.3%  0%-1.3%  0%-1.3%  0%-1.3%  0.1%-1.6%  0.3%-1.7%  0.3%-1.7%  0.3%-1.7%  0.3%-1.7%  0.1%-1.6%
TOTAL REAL
ASSETS                 0%-9%    0%-9%    0%-9%    0%-9%    0%-9%    1%-11%     2%-12%     2%-12%     2%-12%     2%-12%     1%-11%



The Adviser may exclude one or more Underlying Funds from a Fund's asset allocation strategy at any given time. For additional details regarding how the Adviser determines the Funds' Underlying Fund and asset class allocations, please refer back to the "Principal Investment Strategies" section in the Fund Summary sections and the section "More Information About the Funds' Investment Strategies and Risks: The Funds' Principal Investment Strategies" in this prospectus. The Adviser reserves the right to substitute other Underlying Funds and add additional Underlying Funds from time to time should circumstances warrant a change.

DESCRIPTION OF THE UNDERLYING FUNDS

The Funds invest primarily in the Underlying Funds, both Affiliated Underlying Funds and Unaffiliated Underlying Funds. Therefore, each Fund's investment performance is directly related to the investment performance of these Underlying Funds. The following provides a brief description of the principal investment strategies of the current Underlying Funds. Additional information about the Underlying Funds is provided in the Underlying Funds' prospectuses.

AFFILIATED UNDERLYING FUNDS

KP LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVE

The KP Large Cap Equity Fund seeks long-term capital appreciation primarily through investments in a diversified portfolio of large cap equity securities.

INVESTMENT STRATEGY


Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies. For purposes of the fund's 80% policy, equity securities consist of common stocks, preferred stocks, bonds, notes and debentures convertible into common stocks (i.e., convertible securities), depository receipts and derivatives with economic characteristics similar to equity securities. The Adviser considers large capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 1000 Index. As of March 31, 2014 the market capitalization of companies included in the Russell 1000 Index ranged from $968 million to $503.81 billion. The Russell 1000 Index is reconstituted annually. The fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the fund's investment objective, the Adviser considers "long-term capital appreciation" to be capital appreciation over a period of greater than five years. The fund principally invests in securities issued by domestic and foreign issuers.


The fund uses a "multi-manager" approach, whereby the Adviser allocates the fund's assets among a number of sub-advisers with differing investment philosophies and strategies (each, a "Sub-strategy"). The Adviser determines the target Sub-strategy allocation for the fund, identifies sub-advisers to manage the fund's assets according to those Sub-strategies, and allocates fund assets among sub-advisers to maintain the fund's target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser's view regarding their expected contribution to excess return; their performance in managing the fund's assets pursuant to their respective Sub-strategies; the Adviser's confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser's belief in their ability to take on additional assets without undermining future fund performance; and the Adviser's confidence in the robustness of their operational, back-office, trading and compliance platforms. Each sub-adviser invests the portion of the fund's assets allocated to it under the general supervision of the Adviser. Each of the three Sub-strategies is described below:

PASSIVE LARGE CAP EQUITY: SSgA Funds Management, Inc. ("SSgA FM") manages the portion of the fund's assets allocated to the Passive Large Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Standard & Poor's 500 Index (the "S&P 500 Index"). The S&P 500 Index is a free float-adjusted capitalization-weighted index comprised of equity securities issued by 500 of the largest U.S. companies. As of June 30, 2013, the market capitalization of companies included in the S&P 500 Index ranged from $2.0 billion to $402 billion. The S&P 500 Index is reconstituted quarterly.


Under normal circumstances, SSgA FM will seek to invest at least 80% of the Sub-strategy's assets in securities of companies included in the S&P 500 Index and futures contracts that are designed to track the S&P 500 Index.

SSgA FM seeks to replicate the returns of the S&P 500 Index by investing in the constituent securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSgA FM may purchase a sample of stocks in the S&P 500 Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the S&P 500 Index.

SSgA FM may sell stocks that are represented in the S&P 500 Index, or purchase stocks that are not yet represented in an Index, in anticipation of their removal from or addition to the Index. SSgA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the S&P 500 Index. SSgA FM might do so in order to increase the fund's investment exposure pending investment of cash in the stocks comprising the S&P 500 Index. Alternatively, SSgA FM might use futures to reduce its investment exposure to the S&P 500 Index in situations where it intends to sell a portion of the stocks in the fund's portfolio but the sale has not yet been completed.


ACTIVE LARGE CAP GROWTH: T. Rowe Price Associates, Inc. ("T. Rowe Price") manages the portion of the fund's assets allocated to the Active Large Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest Growth-oriented U.S. companies. As of March 31, 2014, the market capitalization of companies included in the Russell 1000 Growth Index ranged from $1.15 billion to $503.81 billion. The Russell 1000 Growth Index is reconstituted annually.

Under normal circumstances, T. Rowe Price will seek to invest at least 80% of the Sub-strategy's net assets in the common stocks issued by a diversified group of growth companies whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index. As of March 31, 2014, the weighted median market capitalization of companies included in the Russell 1000 Growth Index was $58.23 billion. T. Rowe Price will not automatically sell or cease to purchase stocks of a company that the Sub-strategy already holds just because the company's market capitalization falls below that level.


Pursuant to the Sub-strategy, T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. T. Rowe Price may deviate from these criteria and purchase securities that it believes will provide an opportunity for substantial appreciation. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


Active Large Cap Value: Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS"), manages the portion of the fund's assets allocated to the Active Large Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest Value-oriented U.S. companies. As of March 31, 2014, the market capitalization of companies included in the Russell 1000 Value Index ranged from $968 million to $503.81 billion. The Russell 1000 Value Index is reconstituted annually.

Under normal circumstances, MFS will seek to invest the Sub-strategy's assets primarily in the common stocks, preferred stocks and bonds, notes and debentures convertible into common stocks of U.S. companies (i.e., convertible securities). MFS may also invest the Sub-strategy's assets in foreign securities and depository receipts.


MFS focuses on investing the Sub-strategy's assets in the securities of companies that it believes are undervalued compared to their perceived worth (value companies). MFS uses a bottom-up investment approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.


MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

KP SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE

The KP Small Cap Equity Fund seeks long-term capital appreciation primarily through investments in a diversified portfolio of small cap equity securities.

INVESTMENT STRATEGY


Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. small capitalization companies. For purposes of the fund's 80% policy, equity securities consist of common stocks and derivatives with economic characteristics similar to common stocks. The Adviser considers small capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Index. As of March 31, 2014, the market capitalization of companies included in the Russell 2000 Index ranged from $18 million to $10.62 billion. The Russell 2000 Index is reconstituted annually.

The fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the fund's investment objective, the Adviser considers "long-term capital appreciation" to be capital appreciation over a period of greater than five years. The fund principally invests in securities issued by domestic issuers.


The fund uses a "multi-manager" approach, whereby the Adviser allocates the fund's assets among a number of sub-advisers with differing investment philosophies and strategies (each, a "Sub-strategy"). The Adviser determines the target Sub-strategy allocation for the fund, identifies sub-advisers to manage the fund's assets according to those Sub-strategies, and allocates fund assets among sub-advisers to maintain the fund's target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser's view regarding their expected contribution to excess return; their performance in managing the fund's assets pursuant to their respective Sub-strategies; the Adviser's confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser's belief in their ability to take on additional assets without undermining future fund performance; and the Adviser's confidence in the robustness of their operational, back-office, trading and compliance platforms. Each sub-adviser invests the portion of the fund's assets allocated to it under the general supervision of the Adviser. Each of the five Sub-strategies is described below:


PASSIVE SMALL CAP EQUITY: SSgA FM manages the portion of the fund's assets allocated to the Passive Small Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Russell 2000 Index. The Russell 2000 Index is a free float-adjusted capitalization-weighted index comprised of approximately 2000 equity securities issued by small companies based primarily in the US. As of March 31, 2014, the market capitalization of companies included in the Russell 2000 Index ranged from $18 million to $10.62 billion. The Russell 2000 Index is reconstituted annually.



Under normal circumstances, SSgA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities of companies included in the Russell 2000 Index and futures contracts that are designed to track the Russell 2000 Index.

SSgA FM seeks to replicate the returns of the Russell 2000 Index by investing in the constituent securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSgA FM may purchase a sample of stocks in the Russell 2000 Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Russell 2000 Index.

SSgA FM may sell stocks that are represented in the Russell 2000 Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. SSgA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the Russell 2000 Index. SSgA FM might do so in order to increase the fund's investment exposure pending investment of cash in the stocks comprising the Russell 2000 Index. Alternatively, SSgA FM might use futures to reduce its investment exposure to the Russell 2000 Index in situations where it intends to sell a portion of the stocks in the fund's portfolio but the sale has not yet been completed.


ACTIVE SMALL/SMID CAP GROWTH: Columbus Circle Investors ("CCI") manages the portion of the fund's assets allocated to the Active Small/SMID Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization Growth-oriented U.S. companies. As of March 31, 2014, the market capitalization of companies included in the Russell 2500 Growth Index ranged from $61 million to $13.36 billion. The Russell 2500 Growth Index is reconstituted annually.


Under normal circumstances, CCI will seek to invest the Sub-strategy's assets in common stocks of companies within the market capitalization range of the Russell 2500 Growth Index. CCI targets small to mid-sized businesses providing new technologies, products or services.

CCI's Positive Momentum & Positive Surprise investment philosophy is based on the premise that companies producing better than expected results will have rising securities prices, while companies producing less than expected results will not. CCI focuses its research on finding Positive Momentum & Positive Surprise, that is, companies that exceed investors' expectations. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals selects companies that meet its criteria of Positive Momentum & Positive Surprise. Companies whose stocks are experiencing Positive Momentum & Positive Surprise are considered attractive for purchase, and companies falling short or in line with CCI's expectations are avoided or sold.


ACTIVE SMALL/SMID CAP VALUE: Walthausen & Co., LLC ("Walthausen") manages the portion of the fund's assets allocated to the Active Small/SMID Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization Value-oriented U.S. companies. As of March 31, 2014, the market capitalization of companies included in the Russell 2500 Value Index ranged from $18 million to $11.45 billion. The Russell 2500 Value Index is reconstituted annually.


Under normal circumstances, Walthausen will seek to invest the Sub-strategy's assets in the common stocks of small and mid-capitalization companies that Walthausen believes have the potential for capital appreciation.

The sub-strategy emphasizes a "Value" investment style, investing in companies that appear under-priced according to Walthausen's analysis of their financial measurements of worth or business prospects. Walthausen may sell a company's stock when the company reaches Walthausen's appraised value, when there is a more attractively priced company as an alternative, when the fundamentals of the business have changed, or when Walthausen determines that management of the company is not enhancing shareholder value.

ACTIVE SMALL CAP GROWTH: CastleArk Management, LLC ("CastleArk") manages the portion of the fund's assets allocated to the Active Small Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization growth-oriented U.S. companies. As of March 31, 2014, the market capitalization of companies included in the Russell 2000 Growth Index ranged from $61 million to $10.62 billion. The Russell 2000 Growth Index is reconstituted annually.


Under normal circumstances, CastleArk will seek to invest the Sub-strategy's assets in common stocks of small capitalization companies that CastleArk believes to have improving business fundamentals and accelerating earnings growth.

CastleArk believes earnings growth drives long-term stock prices, and that excess returns can be achieved by investing in companies with improving business fundamentals. CastleArk's investment strategy emphasizes three attributes: the direction of the change in a company's growth rate; actual improvements of a company's fundamentals; and a disciplined analysis focused on the magnitude and sustainability of the drivers of a company's fundamental improvement.

CastleArk's sell discipline derives from the belief that investment losses can be minimized by identifying potential performance detractors before they become fully reflected in the stock price. CastleArk's willingness to sell a stock when it identifies potential performance detractors is a key aspect of its risk management process.


ACTIVE SMALL CAP VALUE: DePrince Race & Zollo, Inc. ("DRZ") manages the portion of the fund's assets allocated to the Active Small Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization Value-oriented U.S. companies. As of March 31, 2014, the market capitalization of companies included in the Russell 2000 Value Index ranged from $18 million to $10.62 billion. The Russell 2000 Value Index is reconstituted annually.


Under normal circumstances, DRZ will seek to invest the Sub-strategy's assets in common stocks of small capitalization companies that DRZ believes have the potential for growth and that appear to be trading below their perceived value.

DRZ generally employs a multi-step, bottom-up investment process. Initially, DRZ screens the investible universe for small market capitalization companies that pay a dividend. DRZ then applies various valuation multiples, such as price-to-earnings, price-to-book and price-to-cash flow, to companies in the universe to find companies that it believes are trading at the low end of their historical relative valuation levels. DRZ then conducts fundamental analysis to identify a likely catalyst which it believes may lead to future price appreciation. Next, DRZ establishes relative price targets for those stocks that have identifiable catalysts. Finally, based on DRZ's relative price targets, stocks are considered for purchase when the expected upside is more than two times the downside. DRZ may engage in frequent and active trading of securities as a part of its principal investment strategy.

DRZ considers selling a security when its yield falls below a pre-determined limit, the relative valuation is no longer attractive, or the fundamentals of the company or economic sector in which it operates deteriorate.

KP INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The KP International Equity Fund seeks long-term capital appreciation primarily through investments in a diversified portfolio of non-U.S. equity securities.

INVESTMENT STRATEGY


Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. For purposes of the fund's 80% policy, equity securities consist of common stocks, depository receipts, and derivatives with economic characteristics similar to equity securities. The fund currently intends to invest primarily in the equity markets listed in the MSCI All Country World ex-US Index, and may invest more than 25% of its net assets in each of Europe (including the United Kingdom) and Asia (including Japan). The fund may invest in companies of any size. The fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the fund's investment objective, the Adviser considers "long-term capital appreciation" to be capital appreciation over a period of greater than five years. The fund principally invests insecurities issued by foreign issuers.


The fund uses a "multi-manager" approach, whereby the Adviser allocates the fund's assets among a number of sub-advisers with differing Sub-strategies. The Adviser determines the target Sub-strategy allocation for the fund, identifies sub-advisers to manage the fund's assets according to those Sub-strategies, and allocates fund assets among sub-advisers to maintain the fund's target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser's view regarding their expected contribution to excess return; their performance in managing the fund's assets pursuant to their respective Sub-strategies; the Adviser's confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser's belief in their ability to take on additional assets without undermining future fund performance; and the Adviser's confidence in the robustness of their operational, back-office, trading and compliance platforms. Each sub-adviser invests the portion of the fund's assets allocated to it under the general supervision of the Adviser. Each of the four Sub-strategies is described below:


PASSIVE INTERNATIONAL EQUITY: SSgA FM manages the portion of the fund's assets allocated to the Passive International Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the MSCI Europe, Australasia, Far East Index (the "MSCI EAFE Index"). The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 22 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.


Under normal circumstances, SSgA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities of companies included in the MSCI EAFE Index, including depository receipts of such companies, and futures contracts that are designed to track the MSCI EAFE Index.

SSgA FM seeks to replicate the returns of the MSCI EAFE Index by investing in the constituent securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSgA FM may purchase a sample of stocks in the MSCI EAFE Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the MSCI EAFE Index.

SSgA FM may sell stocks that are represented in the MSCI EAFE Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. SSgA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the MSCI EAFE Index. SSgA FM might do so in order to increase the fund's investment exposure pending investment of cash in the stocks comprising the MSCI EAFE Index. Alternatively, SSgA FM might use futures to reduce its investment exposure to the MSCI EAFE Index in situations where it intends to sell a portion of the stocks in the fund's portfolio but the sale has not yet been completed. SSgA FM may also enter into forward foreign currency exchange contracts in an attempt to match the Index's currency exposures.

ACTIVE INTERNATIONAL EQUITY #1: MFS manages the portion of the fund's assets allocated to the Active International Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI All Country World ex-US Index (the "MSCI ACWI ex-US Index") over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 44 developed market and emerging market countries. It is designed to be a broad measure of the performance of world equity markets excluding the U.S.

Under normal circumstances, MFS will seek to invest a substantial portion of the Sub-strategy's assets in common stocks issued by companies in the MSCI ACWI Index and depositary receipts comprised of such common stock, including companies in emerging markets. MFS may invest a large percentage of the Sub-strategy's assets in issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Sub-strategy, MFS is not constrained to any particular investment style. MFS may invest the Sub-strategy's assets in the securities of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS uses a bottom-up approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.


MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.


ACTIVE INTERNATIONAL EQUITY #2: Marathon Asset Management LLP ("Marathon-London") manages the portion of the fund's assets allocated to the Active International Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI All Country World ex-US Index (net of dividends and withholding taxes) (the "MSCI ACWI ex-US Index") over a full market cycle (net of all fees and expenses). No assurances can be given that this objective will be achieved. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 44 developed market and emerging market countries. It is designed to be a broad measure of the performance of world equity markets excluding the U.S.

Under normal circumstances, Marathon-London will seek to invest the Sub-strategy's assets in the common stocks of foreign companies in the MSCI ACWI ex-US Index, including companies in emerging markets. Marathon may also purchase forward currency contracts for hedging purposes.

Marathon-London's investment philosophy is based on its "capital cycle" approach to investment, which guides Marathon-London to invest in stocks in industries where consolidation has occurred and return on investment is expected to rise and/or where barriers to entry exist that may allow elevated return on investment to persist for longer than the market expects. In addition, Marathon-London believes that the assessment of management and how management responds to incentives and the forces of the capital cycle is critical to the performance of the company's stock. Given the long-term nature of the capital cycle, Marathon-London's investment ideas generally require, by industry standards, long stock holding periods.

Marathon may sell a security when it has reached its estimated target price (based on Marathon's valuation work) or when there is a material shift in the capital cycle, deterioration in anticipated return on invested capital, a shift in management's attitude toward shareholders, outperformance relative to a sector or market, or if further information or analysis reveals the original rationale to be flawed.


ACTIVE EMERGING MARKETS EQUITY: Acadian Asset Management LLC ("Acadian") manages the portion of the fund's assets allocated to the Active Emerging Markets Equity Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI Emerging Markets Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 emerging market countries. It is designed to be a broad measure of emerging market equity performance.

Under normal circumstances, Acadian will seek to invest the Sub-strategy's assets primarily in stocks of foreign companies and depository receipts. Acadian intends to invest primarily in the securities of foreign companies located in emerging markets, which Acadian considers to be companies that: have their principal securities trading market in an emerging market country; alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; or are organized under the laws of, and have a principal office in, an emerging country. Acadian considers an "emerging market country" to be any country in the MSCI Emerging Markets Index.

In selecting investments for the Sub-strategy, Acadian pursues an active, disciplined investment approach that forecasts returns for markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, Acadian analyzes the risk and expected return characteristics of the portfolio's current holdings as compared to the entire investment universe. Pursuant to its investment strategies, Acadian may buy and sell securities frequently.

Given Acadian's objective, systematic investment process, less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.

KP FIXED INCOME FUND

INVESTMENT OBJECTIVE

The KP Fixed Income Fund seeks to provide current income consistent with the preservation of capital.

INVESTMENT STRATEGY

Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. For purposes of the fund's 80% policy, fixed income securities consist of corporate bonds issued by U.S. and foreign companies; residential and commercial mortgage-backed securities and other asset-backed securities; mortgage dollar rolls; debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; taxable municipal securities; commercial paper issued by U.S. and foreign companies; convertible bonds; senior, second lien and subordinated floating rate loans; floating rate debt securities; and derivatives with economic characteristics similar to fixed income securities. The fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. The fund currently intends to invest more than 25% of its net assets in U.S. government securities. The fund principally invests in securities issued by domestic and foreign issuers.

The fund may invest in both investment-grade and high yield securities (also known as "junk bonds"). Investment grade securities are generally considered to be those rated Baa3 or better by Moody's Investor Services, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"). High yield securities are those securities rated C through Ba1 by Moody's or equivalently rated by S&P and Fitch, which are lower than investment grade. The fund may invest in high yield securities of any credit rating. The fund may also invest in unrated securities which are determined by the Adviser or a sub-adviser, as appropriate, to be of comparable quality. The Fund may invest in fixed income securities of any maturity or duration.

The fund uses a "multi-manager" approach, whereby the Adviser allocates the fund's assets among a number of sub-advisers with differing Sub-strategies. The Adviser determines the target Sub-strategy allocation for the fund, identifies sub-advisers to manage the fund's assets according to those Sub-strategies, and allocates fund assets among sub-advisers to maintain the fund's target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on the Adviser's view regarding their expected contribution to excess return, ongoing performance, investment processes, resources and personnel, organization stability and robust operational, back-office, trading and compliance platforms. Each sub-adviser invests the portion of the fund's assets allocated to it under the general supervision of the Adviser. Each of the four Sub-strategies is described below:


PASSIVE INTERMEDIATE FIXED INCOME: SSgA FM manages the portion of the fund's assets allocated to the Passive Intermediate Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Barclays Intermediate Government/Credit Index (the "Barclays Intermediate G/C Index"). This index is a market-weighted index comprised of intermediate duration U.S. dollar denominated, investment grade, fixed-rate, taxable bonds, including U.S. Treasury and government-related, corporate, credit and agency fixed rate debt securities.


Under normal circumstances, SSgA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities that are included in the Barclays Intermediate G/C Index.


SSgA FM will employ a stratified sample approach to build a portfolio whose broad characteristics, including duration, yield, credit quality, and sector weights, match those of the Barclays Intermediate G/C Index. This strategy is commonly referred to as an indexing strategy. The Sub-strategy's portfolio securities may differ from those of the Barclays Intermediate G/C Index, and the Sub-strategy may not track the performance of the Barclays Intermediate G/C Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Sub-strategy, and differences between how and when the Sub-strategy and the Index are valued. SSgA FM may sell a security pursuant to changes in the Barclays Intermediate Credit Index composition and for routine portfolio rebalancing.


ACTIVE CORE FIXED INCOME: Loomis, Sayles & Company, L.P. ("Loomis Sayles") manages the portion of the fund's assets allocated to the Active Core Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Barclays US Aggregate Index consistently over time. No assurances can be given that this objective will be achieved. The Barclays US Aggregate Index is a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

Under normal circumstances, Loomis Sayles will seek to invest the Sub-strategy's assets in the following U.S. dollar-denominated, investment grade, fixed income securities: debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities; corporate bonds issued by U.S. and foreign companies; taxable municipal securities; residential and commercial mortgage-backed securities and other asset-backed securities; and mortgage dollar rolls.

Loomis Sayles' investment philosophy focuses on research-driven, relative value investing on a risk-adjusted basis, adding value primarily through security selection while continually managing risk in the portfolio. Duration is typically kept within 10% of the Barclays US Aggregate Bond Index. The investment strategy has a bias for bonds that are liquid, or can be traded readily in the markets. The portfolio may include up to 5% of its value in bonds whose credit quality is rated below investment grade, although Loomis Sayles typically views these bonds as having similar credit quality to investment grade. Typically, Loomis Sayles will sell a security when it reaches its target level of valuation, there has been a change in fundamental credit quality that is not reflected in the current price, or Loomis Sayles is trimming overall risk in the portfolio.

EMERGING MARKETS FIXED INCOME: Payden & Rygel manages the portion of the fund's assets allocated to the Emerging Markets Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to outperform the JP Morgan Global Diversified Emerging Markets Bond Index (the "JPM EMBI Index") consistently over time. No assurances can be given that this objective will be achieved. The JPM EMBI Index tracks total returns for traded external debt instruments from emerging markets countries including Brady Bonds, loans, and Eurobonds with an outstanding face value of at least $500 million. It is designed to be a broad measure of the performance of the emerging market debt market.

Under normal circumstances, Payden & Rygel will invest the Sub-strategy's assets in a wide variety of fixed income instruments and income-producing securities, including: (1) debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; and (3) convertible bonds and preferred stock.A substantial portion of the above fixed income instruments will likely be issued by issuers organized or headquartered in emerging market countries. Payden & Rygel considers an emerging market country to be a country which the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing market. Payden & Rygel may invest up to 20% of the Sub-strategy's assets in other debt securities, including those of issuers located in countries with developed securities markets. Payden & Rygel may also buy the following derivatives: interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts, and may also sell credit default swaps. Interest rate swaps may be used to hedge positions and enhance returns, while securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts may be used primarily to enhance Fund returns and manage overall risk.

Payden & Rygel utilizes a top-down process focusing on sovereign risk analysis followed by bottom-up security selection, analyzing the universe of emerging markets debt instruments including hard and local currencies. Payden & Rygel targets countries that are identified through extensive analysis of their macroeconomic variables, sovereign credit ratios, political stability, and the quality of the country's business environment. Sovereign risk analysis is based on fundamental country research and quantitative analysis of macroeconomic data. Security selection includes quantitative analysis of yield curves and spread relationships, as well as fundamental credit research conducted by a dedicated team of global credit analysts. Any change in Payden & Rygel's view of a position's fundamentals or relative value can lead to a decision to sell the position.


SENIOR FLOATING RATE LOANS: Eaton Vance Management ("Eaton Vance") manages the portion of the fund's assets allocated to the Senior Floating Rate Loans Sub-strategy. The primary objective for the Sub-strategy is to out-perform the S&P/LSTA Leveraged Loan Index. No assurances can be given that this objective will be achieved. The S&P/LSTA Leveraged Loan Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Loans held in the index must be senior secured, have a minimum initial term of one year and a minimum initial spread of 125 basis points over LIBOR, be U.S. dollar denominated and have a par amount outstanding of $50 million or greater.


Under normal circumstances, Eaton Vance will seek to invest the Sub-strategy's assets primarily in senior floating rate loans of domestic and foreign borrowers ("Senior Loans"). Senior Loans typically are of below investment grade quality and have below investment grade credit ratings. Eaton Vance may invest up to 25% of the Sub-strategy's assets in Senior Loans of foreign borrowers denominated in U.S. dollars. Eaton Vance may also invest the Sub-strategy's assets in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans ("Junior Loans"), other floating rate debt securities, fixed income debt obligations and money market instruments. Eaton Vance considers money market holdings and other short term investments with a remaining maturity of less than 60 days to be floating rate debt securities.

Eaton Vance will seek to maintain broad borrower and industry diversification among the Sub-strategy's Senior Loans. When selecting Senior Loans, Eaton Vance will seek to implement a systematic risk-weighted approach that utilizes fundamental analysis of risk/return characteristics. Senior Loans may be sold if in the opinion of Eaton Vance, the risk/return profile deteriorates or to pursue more attractive investment opportunities. In managing the Sub-strategy, Eaton Vance will seek to invest in a portfolio of Senior Loans that it believes will be less volatile over time than the general loan market. Preservation of capital will be considered when consistent with the Sub-strategy's investment objective.

UNAFFILIATED UNDERLYING FUNDS

UNAFFILIATED COMMODITY STRATEGY FUND

INVESTMENT OBJECTIVE

The fund seeks total return consisting of capital appreciation and current income.

INVESTMENT STRATEGY

The fund seeks to achieve its investment objective by generally investing in a universe of commodity-linked derivative instruments and fixed income investments. The fund gains exposure to commodities markets by investing in derivative instruments, such as commodity-linked structured notes and commodity index-linked structured notes, in swap agreements, and/or in other commodity-linked instruments (such as futures contracts on individual commodities or commodity indices). The fund may invest up to 25% of its total assets in a wholly-owned subsidiary formed in the Cayman Islands, which has the same investment objective as the fund and has a strategy of investing in derivative instruments, such as commodity-linked swap agreements and other commodity-linked instruments, futures contracts on individual commodities or commodity indices, and options on these instruments. The fund, directly and/or through its investment in the subsidiary, expects to use such derivatives extensively as part of its investment strategy. The fund's investment adviser expects that most fixed income investments will be made in the obligations of issuers that are located in developed countries, but anticipates investing in issuers located in emerging markets as well.

The fund's investments may include foreign securities denominated in foreign currencies. The fund may hedge such currency exposure by entering into foreign forward currency contracts. The fund also may enter into credit default swaps to hedge its credit exposure, gain market or issuer exposure without owning the underlying securities, or increase the fund's expected total return.

The fund is "non-diversified," which means that it may invest its assets in a smaller number of issuers than a diversified fund. The fund also may lend its portfolio securities to generate additional income.

UNAFFILIATED INTERNATIONAL REAL ESTATE SECURITIES FUND

INVESTMENT OBJECTIVE

The fund seeks to achieve long-term capital appreciation.

INVESTMENT STRATEGY

The fund purchases a broad and diverse set of securities of non-U.S. companies principally engaged in the real estate industry, including developed and emerging markets, with a particular focus on non-U.S. REITs and companies the Advisor considers to be REIT-like entities. Under normal circumstances, at least 80% of the fund's net assets will be invested in securities of companies in the real estate industry. The fund generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is organized as a REIT or REIT-like entity. The fund also may invest in stapled securities, where one or more of the underlying securities represents interests in a company or subsidiary in the real estate industry.

The fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuers domicile country. The fund is authorized to use derivatives, such as futures contracts and options on futures contracts for equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The Fund may also lend its portfolio securities to generate additional income.

UNAFFILIATED GLOBAL LISTED INFRASTRUCTURE FUND

INVESTMENT OBJECTIVE

The fund seeks total return.

INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities, principally common stocks, of infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications and other infrastructure companies, with securities listed on a national or other recognized securities exchange. The fund concentrates its investments in industries represented by infrastructure companies. The fund's investment adviser focuses on companies with a minimum market capitalization of $250 million that own physical infrastructure and which it believes are undervalued.

Under normal market conditions, the fund invests significantly in infrastructure companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S., including companies with some business activities located in emerging market countries. The fund's investment adviser generally seeks to substantially hedge foreign currency exposure in the fund back to the U.S. dollar by entering into foreign currency forward contracts, although the fund's total foreign currency exposure may not be fully hedged at all times.

UNAFFILIATED INSTITUTIONAL FLOATING RATE FUND

INVESTMENT OBJECTIVE

The fund seeks high current income and, secondarily, capital appreciation.

INVESTMENT STRATEGY

The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in floating rate loans and floating rate debt securities. Most, if not all, of the loans in which the fund invests are rated below investment-grade (BB and lower, or an equivalent rating) or are not rated by a major credit rating agency. Floating rate loans have interest rates that reset periodically (typically quarterly or monthly).

The loans held by the fund may be senior or subordinate obligations of the borrower, although the fund normally invests the majority of its assets in senior floating rate loans. Holders of subordinate loans may be paid after more senior bondholders. There is no limit on the fund's investments in unsecured loans or in companies involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The fund may invest up to 20% of its total assets in non-U.S. dollar-denominated loans and debt securities.

UNAFFILIATED NATURAL RESOURCES FUND

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

INVESTMENT STRATEGY

The fund will normally invest at least two-thirds of its assets in the common stocks of natural resource companies whose earnings and tangible assets, in the opinion of the fund's investment adviser, could benefit from accelerating inflation. The fund also invests in other growth companies that the fund's investment adviser believes have strong potential for earnings growth but do not own or develop natural resources. The natural resource companies held by the fund typically own, develop, refine, service, or transport resources, including energy, metals, forest products, real estate, and other basic commodities. The fund has the discretion to deviate from its normal investment criteria, as described, and purchase securities that the fund's management believes will provide an opportunity for substantial appreciation. Up to 50% of the fund's total assets may be invested in foreign securities.

UNAFFILIATED INFLATION-PROTECTED SECURITIES FUND

INVESTMENT OBJECTIVE

The fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

INVESTMENT STRATEGY

The fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in the range of 7 to 20 years. At a minimum, all bonds purchased by the fund will be rated "investment grade" or, if unrated, will be considered by the advisor to be investment grade.

UNAFFILIATED REIT INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.

INVESTMENT STRATEGY

The fund employs an indexing investment approach designed to track the performance of the MSCI US REIT Index. The index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs). The fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index.

UNAFFILIATED SHORT-TERM BOND INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity.

INVESTMENT STRATEGY

The fund employs an indexing investment approach designed to track the performance of the Barclays Capital U.S. 1--5 Year Government/Credit Float Adjusted Index. This index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued.

The fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full index in terms of key risk factors and other characteristics. All of the fund's investments will be selected through the sampling process, and at least 80% of the fund's assets will be invested in bonds held in the index. The fund maintains a dollar-weighted average maturity consistent with that of the index, which generally does not exceed 3 years.

PRINCIPAL RISKS OF THE UNDERLYING FUNDS

The value of your investment in a Fund is based primarily on the prices of the Underlying Funds that the Fund purchases. In turn, the price of each Underlying Fund is based on the value of its assets. The prices of these assets change daily and each Underlying Fund's performance reflects the risks of investing in a particular asset class or classes. The risks described below apply to each Underlying Fund as indicated in the following table. The degree to which the risks described below apply to a particular Fund varies according to its allocation among Underlying Funds.


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AFFILIATED UNDERLYING FUNDS                              KP LARGE CAP      KP SMALL CAP      KP INTERNATIONAL      KP FIXED INCOME
                                                         EQUITY FUND       EQUITY FUND          EQUITY FUND             FUND
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Allocation Risk                                               X                 X                  X                     X
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Asset-Backed Securities Risk                                                                                             X
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Below Investment Grade Securities (Junk Bonds) Risk                                                                      X
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Common Stock Risk                                             X                 X                  X
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Convertible Securities and Preferred Stocks Risk              X                                                          X
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Corporate Fixed Income Securities Risk                                                                                   X
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Credit Risk                                                                                                              X
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Currency Risk                                                                                      X                     X
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Depositary Receipts Risk                                      X                                    X
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Derivatives Risk                                              X                 X                  X                     X
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Extension Risk                                                                                                           X
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Fixed Income Market Risk                                                                                                 X
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Foreign Investment/Emerging Markets Risk                      X                                    X                     X
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Foreign Sovereign Debt Securities Risk                                                                                   X
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Forward Contracts Risk                                        X                 X                  X                     X
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Futures Contracts Risk                                                                             X                     X
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Geographic Concentration Risk                                                                      X
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Growth Investing Risk                                         X                 X                  X
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Interest Rate Risk                                                                                                       X
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Investment in Europe Risk                                                                          X
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Investment in Japan Risk                                                                           X
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Investment Style Risk                                         X                 X                  X                     X
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Liquidity Risk                                                X                 X                  X                     X
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Market Risk                                                   X                 X                  X                     X
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Mortgage-Backed Securities Risk                                                                                          X
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Mortgage Dollar Rolls                                                                                                    X
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Multi-Manager Risk                                            X                 X                  X                     X
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Municipal Securities Risk                                                                                                X
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Portfolio Turnover Risk                                                         X                                        X
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Prepayment Risk                                                                                                          X
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Senior Loans/Bank Loans Risk                                                                                             X
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Small and Medium Capitalization Companies Risk                                  X                  X
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Structured Notes Risk                                                                                                    X
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Swap Agreements Risk                                                                                                     X
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Tracking Error Risk                                           X                 X                  X                     X
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U.S. Government Securities Risk                                                                                          X
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Value Investing Risk                                          X                 X                  X
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UNAFFILIATED         UNAFFILIATED  UNAFFILIATED   UNAFFILIATED   UNAFFILIATED  UNAFFILIATED  UNAFFILIATED  UNAFFILIATED UNAFFILIATED
UNDERLYING FUNDS      COMMODITY   INTERNATIONAL      GLOBAL       INSTITUTIONAL   NATURAL     INFLATION        REIT       SHORT TERM
                      STRATEGY     REAL ESTATE       LISTED         FLOATING     RESOURCES    PROTECTED        INDEX         BOND
                        FUND       SECURITIES    INFRASTRUCTURE       RATE         FUND       SECURITIES       FUND         INDEX
                                     FUND             FUND            FUND                       FUND                        FUND

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Call Risk                 X
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Commodity Focus           X
Risk
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Commodity-Linked          X
Equities Risk
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Common Stock Risk                       X               X                           X                            X
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Concentration Risk                                      X                                                        X
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Convertible                             X
Securities and
Preferred Stocks Risk
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Corporate Fixed           X
Income Securities
Risk
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Credit Risk               X                                             X                                                    X
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Currency Risk             X             X               X
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Depositary Receipts                     X
Risk
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Derivatives Risk          X             X               X               X           X
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Fixed Income Market       X                                             X                           X                        X
Risk
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UNAFFILIATED         UNAFFILIATED  UNAFFILIATED   UNAFFILIATED   UNAFFILIATED  UNAFFILIATED  UNAFFILIATED  UNAFFILIATED UNAFFILIATED
UNDERLYING FUNDS      COMMODITY   INTERNATIONAL     GLOBAL       INSTITUTIONAL   NATURAL     INFLATION        REIT       SHORT TERM
                      STRATEGY     REAL ESTATE      LISTED         FLOATING     RESOURCES    PROTECTED        INDEX         BOND
                        FUND       SECURITIES   INFRASTRUCTURE       RATE         FUND       SECURITIES       FUND         INDEX
                                     FUND            FUND            FUND                       FUND                        FUND

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Foreign                   X             X               X               X              X
Investment/Emerging
Markets Risk
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Foreign Sovereign         X
Debt Securities Risk
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Forward Contracts         X                             X
Risk
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Futures Contracts         X
Risk
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Impairment of                                                           X
Collateral Risk
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Income Fluctuations                                                                                 X
Risk
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Infrastructure-Related                                  X
Company Risk
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Interest Rate Risk        X             X                               X                           X             X          X
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Investment in             X
Subsidiary Risk
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Investment Style Risk     X             X               X               X              X            X             X          X
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Leverage Risk             X
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Liquidity Risk            X                                             X
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Market Risk               X             X               X               X              X            X             X          X
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Natural Resources                                                                      X
Industry Risk
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Non-Diversification       X
Risk
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Portfolio Turnover                                      X
Risk
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Prepayment Risk           X                                             X
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Real Estate Industry                    X
Risk
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Regulatory Risk           X             X               X               X              X            X             X          X
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REITs Risk                              X                                                                         X
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Securities Lending        X             X
Risk
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Senior Loans/Bank                                                       X
Loans Risk
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Small and Medium                                        X
Capitalization
Companies Risk
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Structured Notes
Risk                      X
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Swap Agreements           X
Risk
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Tax Risk                  X
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Tracking Error Risk                                                                                                          X
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U.S. Government           X
Securities Risk
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Valuation Risk            X
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Value Investing Risk                                    X
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ALLOCATION RISK -- Pursuant to their investment objectives, certain Underlying Funds' assets will be allocated to various sub-strategies. Depending on the investment program of a particular sub-strategy and its sub-adviser, the sub-strategy may invest in a wide range of investments ranging from stocks and corporate bonds issued by domestic and foreign companies of all sizes in diverse industries, government bonds from developed and emerging countries, other fixed and floating rate debt securities, and derivatives, among other investments. Further, each sub-strategy may be managed pursuant to a particular investment style, such as growth, value or indexing. Given the various investment styles it can choose from in determining which sub-strategies to which to allocate an Underlying Fund's assets, and the wide scope of the many investments a sub-adviser can make for a particular sub-strategy, an adviser could be wrong in determining the combination of investments, sub-strategies or sub-advisers that produce good returns under changing market conditions. The Underlying Funds could miss attractive investment opportunities if an adviser underweights allocations to sub-strategies that invest in markets that subsequently experience significant returns and could lose value if the adviser overweights allocations to sub-strategies that invest in markets that subsequently experience significant declines.

ASSET-BACKED SECURITIES RISK -- Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, an Underlying Fund will be unable to possess and sell the underlying collateral and that the Underlying Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Below investment grade securities (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

CALL RISK -- Issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. An Underlying Fund may be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Underlying Fund's income. Bonds may be called due to falling interest rates or non-economical circumstances.

COMMODITY FOCUS RISK -- An Underlying Fund may be exposed, from time to time, to the performance of a small number of commodity sectors (for example, energy, metals or agricultural), which may represent a large portion of the Underlying Fund. As a result, the Underlying Fund may be subject to greater volatility than if the Underlying Fund were more broadly diversified among commodity sectors.

COMMODITY-LINKED EQUITIES RISK -- Investments in commodity-linked equities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equities will not necessarily reflect changes in the price of commodities. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. In fact, commodity-related equities may actually have a higher correlation to movement in equities than the commodity market.

COMMON STOCK RISK -- The price of common stocks may fall over short or extended periods of time. Common stock prices are sensitive to general movements in the equity markets, and a drop in the equity markets may cause the price of common stocks held by the Fund to decrease in value. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of common stock issued by such companies may suffer a decline in response. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

CONCENTRATION RISK -- If an Underlying Fund is concentrated in a particular industry or group of industries (that is, invests more than 25% of its assets in such industry or industries), events that affect such industry or industries will have a greater effect on the Underlying Fund than they would on a fund that is more widely diversified among a number of unrelated industries.

CONVERTIBLE SECURITIES AND PREFERRED STOCKS RISK -- Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or are not rated and are subject to credit risk and prepayment risk, which are discussed below.

CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

CREDIT RISK -- Credit risk is the risk that a decline in the credit quality of an investment could cause an Underlying Fund to lose money. An Underlying Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

CURRENCY RISK -- Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to an Underlying Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investment in currencies may subject an Underlying Fund to additional risks and the value of the Underlying Fund's investments denominated in foreign currencies may fluctuate in response to broader macroeconomic risks than if the Underlying Fund invested only in equity securities.

DEPOSITARY RECEIPTS RISK -- American Depositary Receipts (ADRs) are dollar-denominated depositary receipts typically issued by a U.S. financial institution that evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. Global Depositary Receipts (GDRs) are similar to ADRs but represent shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading markets and GDRs, many of which represent shares issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

DERIVATIVES RISK -- Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts, credit-linked notes and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by an Underlying Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for an Underlying Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to an Underlying Fund will cause the value of an investment in the Underlying Fund to decrease. Forward Contracts Risk, Futures Risk, and Swap Agreements Risk are each discussed below in further detail.

EQUITY MARKETS RISK -- Because certain Underlying Funds will significantly invest in equity securities, those Underlying Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of an Underlying Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in such Underlying Funds.

EXTENSION RISK -- Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, an Underlying Fund may exhibit additional volatility.

FIXED INCOME MARKET RISK -- The prices of an Underlying Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, an Underlying Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.


FOREIGN INVESTMENT/EMERGING MARKETS RISK -- Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an Underlying Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Foreign issuers may not be registered with the SEC and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by an Underlying Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio.


An emerging market country is any country determined by the Underlying Fund's investment adviser to have an emerging market economy. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an Underlying Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

FORWARD CONTRACTS RISK -- A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for an Underlying Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and
(iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forward contracts are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section. Forward currency contracts are also subject to currency risk, which is described elsewhere in this section.

FUTURES CONTRACTS RISK -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk;
(ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, an Underlying Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Liquidity risk is further described elsewhere in this section.

GROWTH INVESTING RISK -- Certain Underlying Funds may invest in securities of companies that their adviser or sub-adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer. In addition, these may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

IMPAIRMENT OF COLLATERAL RISK -- The value of collateral securing a floating rate loan may decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. An Underlying Fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

INCOME FLUCTUATIONS RISK -- An Underlying Fund's income distributions may be likely to fluctuate considerably more than the income distributions of other mutual funds, particularly with respect to income fluctuations associated with changes in inflation.

INFLATION PROTECTED SECURITIES RISK -- The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

INFRASTRUCTURE-RELATED COMPANY RISK -- An Underlying Fund that concentrates its investments in infrastructure-related companies has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment towards infrastructure assets.

INTEREST RATE RISK -- Interest rate risk is the risk that an Underlying Fund's yields will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities, including U.S. Government securities, in which an Underlying Fund invests, while a fall in interest rates typically causes a rise in values of such securities.

INVESTMENT IN EUROPE RISK -- An Underlying Fund may invest in securities of European issuers. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the European Union ("EU") or debt restructuring. Assistance given to an EU member state may be dependent on a country's implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events may adversely affect the economic and market environment in Europe, which in turn may adversely affect the price or liquidity of high yield securities issued by European issuers and therefore may adversely affect an Underlying Fund and its investments in such securities.

INVESTMENT IN JAPAN RISK -- The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis.

INVESTMENT IN SUBSIDIARY RISK -- Certain Underlying Funds may invest a portion of their assets in wholly-owned subsidiaries organized under the laws of a country other than U.S., such as the Cayman Islands. Such a subsidiary would not be registered under the 1940 Act and, unless otherwise noted in the Underlying Fund's prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, an Underlying Fund, as an investor in the subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the U.S. and/or the country under whose laws the subsidiary was organized could result in the inability of the Underlying Fund and/or the subsidiary to operate as intended and could negatively affect the Underlying Fund and its shareholders.

INVESTMENT STYLE RISK -- Investment style risk is the risk that an Underlying Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as whole.


LEVERAGE RISK -- Certain Underlying Fund transactions, such as derivatives, reverse repurchase agreements and loans of portfolio securities, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on an Underlying Fund's share price and make the Underlying Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Underlying Fund's portfolio securities. The use of leverage may also cause an Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.


LIQUIDITY RISK -- Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. An Underlying Fund's investments in illiquid securities may reduce the returns of the Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

MARKET RISK -- The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of an Underlying Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Underlying Fund.

The privately issued mortgage-backed securities in which an Underlying Fund invests may not be issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, with respect to these mortgage-backed securities, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to an Underlying Fund and affect its share price.

MORTGAGE DOLLAR ROLLS RISK -- An Underlying Fund may invest in mortgage dollar rolls, which are transactions in which the Underlying Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, an Underlying Fund forgoes principal and interest paid on such securities. An Underlying Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, an Underlying Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by an Underlying Fund to buy a security. If the broker-dealer to whom an Underlying Fund sells the security becomes insolvent, the Underlying Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security an Underlying Fund is required to repurchase may be worth less than the security that the Underlying Fund originally held.

MULTI-MANAGER RISK -- An Underlying Fund's adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Underlying Fund's assets among sub-advisers to enhance the return that would typically be expected of any one management style. While an Underlying Fund's adviser monitors the investments of each sub-adviser and monitors the overall management of the Underlying Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of an Underlying Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

MUNICIPAL SECURITIES RISK -- Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of an Underlying Fund's holdings. As a result, an Underlying Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not invest in municipal obligations to the same degree as the Underlying Fund.

Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by an Underlying Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Underlying Fund's securities.

NATURAL RESOURCES INDUSTRY RISK -- If an Underlying Fund that focuses its investment in securities of companies in the natural resources industries, events that affect the natural resources industries will have a greater effect on the Underlying Fund than they would on a fund that is more widely diversified among a number of unrelated industries. Such factors include warehousing and delivery constraints, changes in supply and demand dynamics, a potential lack of fungibility, weather, monetary and currency exchange processes, domestic and foreign political and economic events and policies, disease, technological developments, and changes in interest rates. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Underlying Fund.

NON-DIVERSIFICATION RISK -- An Underlying Fund that is non-diversified may invest in the securities of relatively few issuers. As a result, the Underlying Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

PORTFOLIO TURNOVER RISK -- Due to its investment strategy, an Underlying Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

PREPAYMENT RISK -- Certain Underlying Funds' investments in fixed income securities are subject to prepayment risk. With declining interest rates, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Underlying Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Underlying Fund.

REAL ESTATE INDUSTRY RISK -- An Underlying Fund's investments in the securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, lack of ability to access the creditor capital markets, overbuilding, extended vacancies of properties, defaults by borrowers or tenants (particularly during an economic downturn), increasing competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from clean-ups of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in market and sub-market values and the appeal of properties to tenants, and changes in interest rates. In addition to these risks, real estate investment trusts ("REITs") and real estate operating companies ("REOCs") are dependent on specialized management skills and some REITs and REOCs may have investments in relatively few properties, or in a small geographic area or in a single type of property. These factors may increase the volatility of the Fund's investments in REITs or REOCs. Risk associated with investment in REITs is further discussed below.

REGULATORY RISK -- Governments, agencies, or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or an Underlying Fund's performance.

REITS RISK -- REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through an Underlying Fund, shareholders will not only bear the proportionate share of the expenses of the Underlying Fund, but will also, indirectly, bear similar expenses of underlying REITs. The Underlying Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

SECURITIES LENDING RISK -- An Underlying Fund may lend its securities to certain financial institutions in an attempt to earn additional income. When an Underlying Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Underlying Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. An Underlying Fund that lends its securities may pay lending fees to a party arranging the loan.

SENIOR LOANS/BANK LOANS RISK: Senior loans have the most senior position in a borrower's capital structure or share this position with other senior debt securities of the borrower, thereby giving the senior loan holders a priority claim on all or a portion of a borrower's assets in the event of default. Senior loans generally are negotiated between a borrower and one or more financial institution lenders which generally are represented by an agent bank responsible for negotiating the terms and conditions of the loan. An Underlying Fund may invest in senior loans by acting as one of the group of original lenders. An Underlying Fund may also participate in senior loans by purchasing assignments of portions of senior loans from third parties or by investing in participations in senior loans which are sometimes referred to as bank loans. With respect to direct loans or loans purchased by assignment, an Underlying Fund generally has a contractual relationship with the borrower and therefore direct rights against the borrower in the event of a default. With respect to participations, an Underlying Fund typically has a contractual right with the lender, generally a bank selling the participation, and therefore assumes the credit risk of the lender in addition to the credit risk of the borrower. In the event of an insolvency of the lender selling the participation, an Underlying Fund may be treated as a general creditor of the lender but may not have a senior claim to the lender's loan to the borrower. Certain senior loans, including certain participations in senior loans, may be illiquid and an Underlying Fund may not be able to sell such senior loans quickly for a fair price. While a liquid secondary market for senior loans has increased over the years, particularly with respect to loans held directly, the secondary market for such instruments is not as liquid as for other types of investments. The lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on an Underlying Fund's ability to dispose of such investments quickly, particularly in response to a specific economic event or the sudden deterioration in the creditworthiness of the borrower. Additionally, in the event of an insolvency, a court could subordinate a senior loan to presently existing or future indebtedness of the borrower to take other action detrimental to the lenders.

SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

STRUCTURED NOTES RISK -- Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The fees associated with a structured note may lead to increased tracking error. An Underlying Fund also bears the risk that the issuer of the structured note will default. An Underlying Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

SWAP AGREEMENTS RISK -- Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Swap agreements involve the risk that the party with whom the Underlying Fund has entered into the swap will default on its obligation to pay the Underlying Fund and the risk that the Underlying Fund will not be able to meet its obligations to the other party to the agreement. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a "cap" or "floor," respectively).

Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give an Underlying Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, an Underlying Fund may also be required to pay the dollar value of that decline to the counterparty.

A credit default swap enables an Underlying Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If an Underlying Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Underlying Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If an Underlying Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Underlying Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate.

TAX RISK -- An Underlying Fund may gain most of its exposure to the commodities markets through its investment in a wholly owned subsidiary organized under the laws of a country other than U.S., such as the Cayman Islands, which, in turn, may invest in commodity investments and derivative instruments. To the extent an Underlying Fund invests in such instruments directly, it may seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Underlying Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Underlying Fund's taxable income or gains and distributions.

Certain Underlying Funds may have received a private letter ruling from the Internal Revenue Service ("IRS") concluding that income derived from certain forms of commodity-linked notes and investments in a wholly-owned subsidiary will constitute qualifying income under Subchapter M of the Internal Revenue Code of 1986, as amended. If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes or from investments in a subsidiary does not constitute qualifying income, the Underlying Fund might be adversely affected and would be required to reduce its exposure to such investments which might result in difficulty in implementing its investment strategies and increased costs and taxes.

TRACKING ERROR RISK -- If an Underlying Fund attempts to track the performance of a benchmark index, factors such as cash flows, Underlying Fund expenses, imperfect correlation between the Underlying Fund's investments and those of its benchmark, rounding of share prices, changes to the benchmark and regulatory policies may affect the Underlying Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is a composite of the prices of the securities it represents, rather than an actual portfolio of those securities, an index will have no expenses. As a result, an Underlying Fund, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve its investment objective of accurately correlating to an index. An Underlying Fund may be subject to the risk that the performance of the Underlying Fund may deviate from its benchmark index. If the Underlying Fund's investment adviser purchases only a representative portion of the securities in the benchmark index, the performance of the Fund's portfolio of securities may not match that of the benchmark index. Depending on the investment adviser's approach and the size of the Underlying Fund, the representative sample of securities in the benchmark index that are actually held by the Underlying Fund may vary from time to time. In addition, the Underlying Fund may be subject to the risk that its investment approach, which attempts to replicate the performance of the benchmark index, may perform differently than other mutual funds that focus on particular equity market segments or invest in other asset classes.

U.S. GOVERNMENT SECURITIES RISK -- Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

VALUATION RISK -- The risk that a security may be difficult to value and/or valued incorrectly.

VALUE INVESTING RISK -- Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the investment adviser of an Underlying Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Underlying Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS


Callan Associates Inc. (the "Adviser"), an independently-owned investment consulting firm founded in 1973, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 600 Montgomery Street, Suite 800, San Francisco, CA 94111. As of March 31, 2014, the Adviser had approximately $9 billion in assets under management.


The Adviser has overall supervisory responsibility for the general management and investment of the Funds' securities portfolios, and subject to review and approval by the Board of Trustees (the "Board"), sets the Funds' overall investment strategies. For its advisory services to each Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.00% of a Fund's average daily net assets invested in Affiliated Underlying Funds and 0.05% of a Fund's average daily net assets invested in Unaffiliated Underlying Funds. The Adviser does not charge an investment advisory fee on Fund assets invested in Affiliated Underlying Funds because it receives an investment advisory fee from the Affiliated Underlying Funds for its services as investment adviser to the Affiliated Underlying Funds.


The Adviser has contractually agreed to reimburse all state registration and "blue sky" fees and expenses ("State Registration Fees") paid by the KP Retirement Path 2050 Fund, KP Retirement Path 2055 Fund and KP Retirement Path 2060 Fund to the extent such State Registration Fees exceed 0.01% of a Funds' daily net assets until April 30, 2015. This agreement may be terminated: (i) by the Board of Trustees of The KP Funds (the "Trust"), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on April 30, 2015.

Gregory C. Allen is the President, Director of Research and Co-Portfolio Manager of the Adviser. Mr. Allen has been with the firm for 26 years and has 26 years of investment industry experience.

Kelly Cliff, CFA, CAIA, is the Senior Vice President, CIO of Public Markets and Co-Portfolio Manager of the Adviser. Mr. Cliff has been with the Adviser for 22 years and has 22 years of investment industry experience.


A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement will be available in the Fund's initial Annual Report.


PRICING OF FUND SHARES

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The price per share will be the net asset value ("NAV") next determined after a Fund or authorized institution receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, a Fund (or an authorized institution) must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- each Fund reserves the right to calculate NAV as of the earlier closing time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

In valuing Underlying Fund investments, each Fund use the NAVs reported by the Underlying Funds in which it invests. In valuing other portfolio securities, if any, each Fund generally uses market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Adviser reasonably believes that they are unreliable, a Fund's valuation committee (the "Valuation Committee") will price those securities at fair value as determined in good faith using methods approved by the Board. Examples of situations where the Adviser may determine that the market price of a security is unreliable include, but are not limited to: if a security or other asset or liability does not have a price source due to its lack of liquidity, if the Adviser believes a market quotation from a broker-dealer or other source is unreliable, or where the security or other asset or other liability is thinly traded. The Valuation Committee's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Valuation Committee assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. The respective prospectuses for the Underlying Funds in which a Fund invest explain the circumstances in which those Underlying Funds will use fair value pricing and the effects of fair value pricing.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Class shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE AND REDEEM FUND SHARES


Shares of each Fund are offered exclusively to participants of retirement plans specified by Kaiser Foundation Health Plan, Inc. ("Eligible Plans"). Any individual with an account under an Eligible Plan may purchase shares of each Fund.


Purchases and redemptions of Fund shares are made through the administrative and recordkeeping service provider of an Eligible Plan (a "Recordkeeper"). All purchase and redemption of Fund shares shall be facilitated through a clearing corporation process unless otherwise specified in this prospectus. Please contact your Eligible Plan's Recordkeeper for instructions on how to purchase and redeem Fund shares. A Recordkeeper may receive payments from an Eligible Plan or its sponsor for recordkeeping and administrative services provided to the Eligible Plan and its participants.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

REDEMPTIONS IN-KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Funds may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.

PAYMENTS TO FINANCIAL INTERMEDIARIES


From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments may be in addition to any shareholder servicing payments that are reflected in the fee table sections of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' SAI. The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Funds' shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

Each Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than four (4) "round trips" into or out of a Fund within any one-year period. If a shareholder exceeds this amount, a Fund and/or its service providers may, at their discretion, reject any additional purchase orders. Each Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.


     o Each Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund. Each Fund will notify a shareholder that a purchase order has been rejected generally within two (2) business days after it receives such order.


Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Each Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

A Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable a Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities and has appointed an anti-money laundering officer to monitor the Fund's compliance with the program.. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Funds distributes their net investment income and makes distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution. Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid in cash. To elect to receive your distribution in cash, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions made available by the Funds in cash after the Funds receive your notice. To cancel your election, simply send written notice to the Funds. Distributions from the Funds will be taxable to shareholders whether received in cash or reinvested in additional shares. Shareholders who reinvest distributions in the Funds will be required to pay taxes on such distributions from other resources.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through a 401(k) Plan, 403(b) Plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. If you have questions about the tax consequences of 401(k) Plan or 403(b) Plan withdrawals, you should consult your tax advisor or plan administrator.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


Because the Funds were not in operation as of the fiscal year ended December 31, 2013, financial highlights are not available.

                                  THE KP FUNDS

INVESTMENT ADVISER

Callan Associates Inc.
600 Montgomery Street, Suite 800
San Francisco, CA 94111

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:



STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated May 1, 2014, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.



ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Funds' holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 855-457-3637 (855-4KPFNDS)

BY MAIL:      The KP Funds
              c/o SEI Investments
              One Freedom Valley Drive
              Oaks, PA 19456

BY INTERNET:  www.kp-funds.com


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The KP Funds, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE TRUST'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-22838



                                                                 KPF-PS-001-0200

                                  THE KP FUNDS

                                   PROSPECTUS


                                  MAY 1, 2014



                            KP LARGE CAP EQUITY FUND
                               TICKER SYMBOL: KPLCX

                            KP SMALL CAP EQUITY FUND
                               TICKER SYMBOL: KPSCX

                          KP INTERNATIONAL EQUITY FUND
                               TICKER SYMBOL: KPIEX

                              KP FIXED INCOME FUND
                               TICKER SYMBOL: KPFIX

                              INSTITUTIONAL SHARES

                              INVESTMENT ADVISER:
                             CALLAN ASSOCIATES INC.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE

KP LARGE CAP EQUITY FUND
     INVESTMENT OBJECTIVE ..................................................   1
     FUND FEES AND EXPENSES ................................................   1
     PRINCIPAL INVESTMENT STRATEGIES .......................................   2
     PRINCIPAL RISKS .......................................................   4
     PERFORMANCE INFORMATION ...............................................   5
     INVESTMENT ADVISER AND PORTFOLIO MANAGERS .............................   5
     INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS ........................   5
KP SMALL CAP EQUITY FUND
     INVESTMENT OBJECTIVE ..................................................   7
     FUND FEES AND EXPENSES ................................................   7
     PRINCIPAL INVESTMENT STRATEGIES .......................................   8
     PRINCIPAL RISKS .......................................................  10
     PERFORMANCE INFORMATION ...............................................  11
     INVESTMENT ADVISER AND PORTFOLIO MANAGERS .............................  12
     INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS ........................  12
KP INTERNATIONAL EQUITY FUND
     INVESTMENT OBJECTIVE ..................................................  14
     FUND FEES AND EXPENSES ................................................  14
     PRINCIPAL INVESTMENT STRATEGIES .......................................  15
     PRINCIPAL RISKS .......................................................  17
     PERFORMANCE INFORMATION ...............................................  19
     INVESTMENT ADVISER AND PORTFOLIO MANAGERS .............................  20
     INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS ........................  20
KP FIXED INCOME FUND
     INVESTMENT OBJECTIVE ..................................................  22
     FUND FEES AND EXPENSES ................................................  22
     PRINCIPAL INVESTMENT STRATEGIES .......................................  23
     PRINCIPAL RISKS .......................................................  25
     PERFORMANCE INFORMATION ...............................................  29
     INVESTMENT ADVISER AND PORTFOLIO MANAGERS .............................  29
     INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS ........................  29
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF
  FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY
  COMPENSATION .............................................................  31
MORE INFORMATION ABOUT THE FUNDS' INVESTMENT
  OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL
  RISKS ....................................................................  32
INFORMATION ABOUT PORTFOLIO HOLDINGS .......................................  57
INVESTMENT ADVISER AND PORTFOLIO MANAGERS ..................................  57

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS .............................  58
PRICING OF FUND SHARES .....................................................  67
PURCHASING AND SELLING FUND SHARES .........................................  69
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  71
OTHER POLICIES .............................................................  71
DIVIDENDS AND DISTRIBUTIONS ................................................  74
TAXES ......................................................................  74
FINANCIAL HIGHLIGHTS .......................................................  75
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ....................... Back Cover

KP LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVE

The KP Large Cap Equity Fund (the "Fund") seeks long-term capital appreciation primarily through investments in a diversified portfolio of large cap equity securities.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                      INSTITUTIONAL CLASS
                                                            SHARES
                                                      -------------------
Management Fees                                            0.30%
Distribution and Service (12b-1) Fees                       None
Other Expenses(1)                                          0.07%
Total Annual Fund Operating Expenses                       0.37%


(1)  Other Expenses are based on estimated amounts for the current fiscal year.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 YEAR            3 YEARS
                           $39               $122

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies. For purposes of the Fund's 80% policy, equity securities consist of common stocks, preferred stocks, bonds, notes and debentures convertible into common stocks (I.E., convertible securities), depository receipts and derivatives with economic characteristics similar to equity securities. Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, considers large capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 1000 Index. As of March 31, 2014 the market capitalization of companies included in the Russell 1000 Index ranged from $968 million to $503.81 billion. The Russell 1000 Index is reconstituted annually. The Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Fund's investment objective, the Adviser considers "long-term capital appreciation" to be capital appreciation over a period of greater than five years. The Fund principally invests in securities issued by domestic and foreign issuers.

The Fund uses a "multi-manager" approach, whereby the Adviser allocates the Fund's assets among a number of sub-advisers with differing investment philosophies and strategies (each, a "Sub-strategy"). The Adviser determines the target Sub-strategy allocation for the Fund, identifies sub-advisers to manage the Fund's assets according to those Sub-strategies, and allocates Fund assets among sub-advisers to maintain the Fund's target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser's view regarding their expected contribution to excess return; their performance in managing the Fund's assets pursuant to their respective Sub-strategies; the Adviser's confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser's belief in their ability to take on additional assets without undermining future Fund performance; and the Adviser's confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the Fund's assets allocated to it under the general supervision of the Adviser. Each of the three Sub-strategies is described below:

PASSIVE LARGE CAP EQUITY: SSgA Funds Management, Inc. ("SSgA FM") manages the portion of the Fund's assets allocated to the Passive Large Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Standard & Poor's 500 Index (the "S&P 500 Index"). The S&P 500 Index is a free float-adjusted capitalization-weighted index comprised of equity securities issued by 500 of the largest U.S. companies. As of March 31, 2014, the market capitalization of companies included in the S&P 500 Index ranged from $3.13 billion to $478.77 billion. The S&P 500 Index is reconstituted quarterly.

Under normal circumstances, SSgA FM will seek to invest at least 80% of the Sub-strategy's assets in securities of companies included in the S&P 500 Index and futures contracts that are designed to track the S&P 500 Index.

SSgA FM seeks to replicate the returns of the S&P 500 Index by investing in the constituent securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSgA FM may purchase a sample of stocks in the S&P 500 Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the S&P 500 Index.

SSgA FM may sell stocks that are represented in the S&P 500 Index, or purchase stocks that are not yet represented in an Index, in anticipation of their removal from or addition to the Index. SSgA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the S&P 500 Index. SSgA FM might do so in order to increase the Fund's investment exposure pending investment of cash in the stocks comprising the S&P 500 Index. Alternatively, SSgA FM might use futures to reduce its investment exposure to the S&P 500 Index in situations where it intends to sell a portion of the stocks in the Fund's portfolio but the sale has not yet been completed.

ACTIVE LARGE CAP GROWTH: T. Rowe Price Associates, Inc. ("T. Rowe Price") manages the portion of the Fund's assets allocated to the Active Large Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest Growth-oriented U.S. companies. As of March 31, 2014, the market capitalization of companies included in the Russell 1000 Growth Index ranged from $1.15 billion to $503.81 billion. The Russell 1000 Growth Index is reconstituted annually.

Under normal circumstances, T. Rowe Price will seek to invest at least 80% of the Sub-strategy's net assets in the common stocks issued by a diversified group of growth companies whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index. As of March 31, 2014, the weighted median market capitalization of companies included in the Russell 1000 Growth Index was $58.23 billion. T. Rowe Price will not automatically sell or cease to purchase stocks of a company that the Sub-strategy already holds just because the company's market capitalization falls below that level.

Pursuant to the Sub-strategy, T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. T. Rowe Price may deviate from these criteria and purchase securities that it believes will provide an opportunity for substantial appreciation. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

ACTIVE LARGE CAP VALUE: Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS"), manages the portion of the Fund's assets allocated to the Active Large Cap Value Sub-strategy. The primary objective for the Sub-strategy is to outperform the Russell 1000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest Value-oriented U.S. companies. As of March 31, 2014, the market capitalization of companies included in the Russell 1000 Value Index ranged from $968 million to $503.81 billion. The Russell 1000 Value Index is reconstituted annually.

Under normal circumstances, MFS will seek to invest the Sub-strategy's assets primarily in the common stocks, preferred stocks and bonds, notes and debentures convertible into common stocks of U.S. companies (I.E., convertible securities). MFS may also invest the Sub-strategy's assets in foreign securities and depository receipts.

MFS focuses on investing the Sub-strategy's assets in the securities of companies that it believes are undervalued compared to their perceived worth (value companies). MFS uses a bottom-up approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ALLOCATION RISK -- The Adviser's judgment about, and allocations among, Sub-strategies and sub-advisers may adversely affect the Fund's performance.

COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

DERIVATIVES RISK -- The Fund's use of futures contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

INVESTMENT STYLE RISK -- The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

MULTI-MANAGER RISK -- The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund's assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

TRACKING ERROR RISK -- The risk that a Sub-strategy's performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Sub-strategy's and benchmark's investments and other factors.

VALUE INVESTING RISK -- If a sub-adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The Fund commenced operations on January 10, 2014, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

CALLAN ASSOCIATES INC.

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Kelly Cliff, CFA, CAIA, Senior Vice President, Chief Investment Officer of Public Markets and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

MFS INVESTMENT MANAGEMENT

Nevin Chitkara, Investment Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to MFS Investment Management ("MFS") since the Fund's inception in 2014.

Steven Gorham, CFA, Investment Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to MFS since the Fund's inception in 2014.

SSGA FUNDS MANAGEMENT, INC.

Karl Schneider, CAIA, Vice President, Senior Portfolio Manager and Head of U.S. Equity Strategies, has managed the portion of the Fund's assets allocated to SSgA Funds Management, Inc. ("SSgA FM") since the Fund's inception in 2014.

Dwayne Hancock, CFA, Vice President, Senior Portfolio Manager and Head of International Equity Strategies, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014.

David Chin, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014.

Melissa Kapitulik, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014.

Amy Scofield, Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014.

T. ROWE PRICE ASSOCIATES, INC.

Robert W. Sharps, CFA, Lead Portfolio Manager, has managed the portion of the Fund's assets allocated to T. Rowe Price Associates, Inc. ("T. Rowe Price") since the Fund's inception in 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 31 OF THE PROSPECTUS.

KP SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE

The KP Small Cap Equity Fund (the "Fund") seeks long-term capital appreciation primarily through investments in a diversified portfolio of small cap equity securities.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                              INSTITUTIONAL CLASS
                                                    SHARES
                                              -------------------
Management Fees                                    0.47%
Distribution and Service (12b-1) Fees              None
Other Expenses(1)                                  0.07%
Total Annual Fund Operating Expenses               0.54%


(1)   Other Expenses are based on estimated amounts for the current fiscal year.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 YEAR          3 YEARS
                            $55             $173

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies. For purposes of the Fund's 80% policy, equity securities consist of common stocks and derivatives with economic characteristics similar to equity securities. Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, considers small capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Index. As of March 31, 2014, the market capitalization of companies included in the Russell 2000 Index ranged from $18 million to $10.62 billion. The Russell 2000 Index is reconstituted annually.

The Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Fund's investment objective, the Adviser considers "long-term capital appreciation" to be capital appreciation over a period of greater than five years. The Fund principally invests in securities issued by domestic issuers.

The Fund uses a "multi-manager" approach, whereby the Adviser allocates the Fund's assets among a number of sub-advisers with differing investment philosophies and strategies (each, a "Sub-strategy"). The Adviser determines the target Sub-strategy allocation for the Fund, identifies sub-advisers to manage the Fund's assets according to those Sub-strategies, and allocates Fund assets among sub-advisers to maintain the Fund's target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser's view regarding their expected contribution to excess return; their performance in managing the Fund's assets pursuant to their respective Sub-strategies; the Adviser's confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser's belief in their ability to take on additional assets without undermining future Fund performance; and the Adviser's confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the Fund's assets allocated to it under the general supervision of the Adviser. Each of the five Sub-strategies is described below:

PASSIVE SMALL CAP EQUITY: SSgA Funds Management, Inc. ("SSgA FM") manages the portion of the Fund's assets allocated to the Passive Small Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Russell 2000 Index. The Russell 2000 Index is a free float-adjusted capitalization-weighted index comprised of approximately 2000 equity securities issued by small companies based primarily in the U.S. As of March 31, 2014, the market capitalization of companies included in the Russell 2000 Index ranged from $18 million to $10.62 billion. The Russell 2000 Index is reconstituted annually.

Under normal circumstances, SSgA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities of companies included in the Russell 2000 Index and futures contracts that are designed to track the Russell 2000 Index.

SSgA FM seeks to replicate the returns of the Russell 2000 Index by investing in the constituent securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSgA FM may purchase a sample of stocks in the Russell 2000 Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Russell 2000 Index.

SSgA FM may sell stocks that are represented in the Russell 2000 Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

SSgA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the Russell 2000 Index. SSgA FM might do so in order to increase the Fund's investment exposure pending investment of cash in the stocks comprising the Russell 2000 Index. Alternatively, SSgA FM might use futures to reduce its investment exposure to the Russell 2000 Index in situations where it intends to sell a portion of the stocks in the Fund's portfolio but the sale has not yet been completed.

ACTIVE SMALL/SMID CAP GROWTH: Columbus Circle Investors ("CCI") manages the portion of the Fund's assets allocated to the Active Small/SMID Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization Growth-oriented U.S. companies. As of March 31, 2014, the market capitalization of companies included in the Russell 2500 Growth Index ranged from $61 million to $13.36 billion. The Russell 2500 Growth Index is reconstituted annually.

Under normal circumstances, CCI will seek to invest the Sub-strategy's assets in common stocks of companies within the market capitalization range of the Russell 2500 Growth Index. CCI targets small to mid-sized businesses providing new technologies, products or services.

CCI's Positive Momentum & Positive Surprise investment philosophy is based on the premise that companies producing better than expected results will have rising securities prices, while companies producing less than expected results will not. CCI focuses its research on finding Positive Momentum & Positive Surprise, that is, companies that exceed investors' expectations. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals selects companies that meet its criteria of Positive Momentum & Positive Surprise. Companies whose stocks are experiencing Positive Momentum & Positive Surprise are considered attractive for purchase, and companies falling short or in line with CCI's expectations are avoided or sold.

ACTIVE SMALL/SMID CAP VALUE: Walthausen & Co., LLC ("Walthausen") manages the portion of the Fund's assets allocated to the Active Small/SMID Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization Value-oriented U.S. companies. As of March 31, 2014, the market capitalization of companies included in the Russell 2500 Value Index ranged from $18 million to $11.45 billion. The Russell 2500 Value Index is reconstituted annually.

Under normal circumstances, Walthausen will seek to invest the Sub-strategy's assets in the common stocks of small and mid-capitalization companies that Walthausen believes have the potential for capital appreciation.

The sub-strategy emphasizes a "Value" investment style, investing in companies that appear under-priced according to Walthausen's analysis of their financial measurements of worth or business prospects. Walthausen may sell a company's stock when the company reaches Walthausen's appraised value, when there is a more attractively priced company as an alternative, when the fundamentals of the business have changed, or when Walthausen determines that management of the company is not enhancing shareholder value.

ACTIVE SMALL CAP GROWTH: CastleArk Management, LLC ("CastleArk") manages the portion of the Fund's assets allocated to the Active Small Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization growth-oriented U.S. companies. As of March 31, 2014, the market capitalization of companies included in the Russell 2000 Growth Index ranged from $61 million to $10.62 billion. The Russell 2000 Growth Index is reconstituted annually.

Under normal circumstances, CastleArk will seek to invest the Sub-strategy's assets in common stocks of small capitalization companies that CastleArk believes have improving business fundamentals and accelerating earnings growth.

CastleArk believes earnings growth drives long-term stock prices, and that excess returns can be achieved by investing in companies with improving business fundamentals. CastleArk's investment strategy emphasizes three attributes: the direction of the change in a company's growth rate; actual improvements of a company's fundamentals; and a disciplined analysis focused on the magnitude and sustainability of the drivers of a company's fundamental improvement.

CastleArk's sell discipline derives from the belief that investment losses can be minimized by identifying potential performance detractors before they become fully reflected in the stock price. CastleArk's willingness to sell a stock when it identifies potential performance detractors is a key aspect of its risk management process.

ACTIVE SMALL CAP VALUE: DePrince Race & Zollo, Inc. ("DRZ") manages the portion of the Fund's assets allocated to the Active Small Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization Value-oriented U.S. companies. As of March 31, 2014, the market capitalization of companies included in the Russell 2000 Value Index ranged from $18 million to $10.62 billion. The Russell 2000 Value Index is reconstituted annually.

Under normal circumstances, DRZ will seek to invest the Sub-strategy's assets in common stocks of small capitalization companies that DRZ believes have the potential for growth and that appear to be trading below their perceived value.

DRZ generally employs a multi-step, bottom-up investment process. Initially, DRZ screens the investible universe for small market capitalization companies that pay a dividend. DRZ then applies various valuation multiples, such as price-to-earnings, price-to-book and price-to-cash flow, to companies in the universe to find companies that it believes are trading at the low end of their historical relative valuation levels. DRZ then conducts fundamental analysis to identify a likely catalyst which it believes may lead to future price appreciation. Next, DRZ establishes relative price targets for those stocks that have identifiable catalysts. Finally, based on DRZ's relative price targets, stocks are considered for purchase when the expected upside is more than two times the downside. DRZ may engage in frequent and active trading of securities as a part of its principal investment strategy.

DRZ considers selling a security when its yield falls below a pre-determined limit, the relative valuation is no longer attractive, or the fundamentals of the company or economic sector in which it operates deteriorate.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ALLOCATION RISK -- The Adviser's judgment about, and allocations among, Sub-strategies and sub-advisers may adversely affect the Fund's performance.

COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

DERIVATIVES RISK -- The Fund's use of futures contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Liquidity risk is described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

INVESTMENT STYLE RISK -- The risk that small capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

MULTI-MANAGER RISK -- The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund's assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

PORTFOLIO TURNOVER RISK -- Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

TRACKING ERROR RISK -- The risk that a Sub-strategy's performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Sub-strategy's and benchmark's investments and other factors.

VALUE INVESTING RISK -- If a sub-adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The Fund commenced operations on January 10, 2014, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

CALLAN ASSOCIATES INC.

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Kelly Cliff, CFA, CAIA, Senior Vice President, CIO of Public Markets and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

CASTLEARK MANAGEMENT, LLC

James Stark, Vice President and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to CastleArk Management, LLC ("CastleArk") since the Fund's inception in 2014.

Gregory Baxter, Vice President and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to CastleArk since the Fund's inception in 2014.

COLUMBUS CIRCLE INVESTORS

Clifford G. Fox, CFA, Senior Managing Director and Portfolio Manager, has managed the portion of the Fund's assets allocated to Columbus Circle Investors ("CCI") since the Fund's inception in 2014.

Michael Iacono, CFA, Managing Director and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to CCI since the Fund's inception in 2014.

Katerina Wasserman, Senior Vice President and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to CCI since the Fund's inception in 2014.

DEPRINCE RACE & ZOLLO, INC.

Gregory T. Ramsby, Managing Partner and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to DePrince Race & Zollo, Inc. ("DRZ") since the Fund's inception in 2014.

Randy A. Renfrow, CFA, Partner and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to DRZ since the Fund's inception in 2014.

SSGA FUNDS MANAGEMENT, INC.

Karl Schneider, CAIA, Vice President, Senior Portfolio Manager and Head of U.S. Equity Strategies, has managed the portion of the Fund's assets allocated to SSgA Funds Management, Inc. ("SSgA FM") since the Fund's inception in 2014.

David Chin, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014.

Melissa Kapitulik, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014.

Amy Scofield, Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014.

WALTHAUSEN & CO., LLC

John Walthausen, Managing Director and Chief Investment Officer, has managed the portion of the Fund's assets allocated to Walthausen & Co., LLC since the Fund's inception in 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 31 OF THE PROSPECTUS.

KP INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The KP International Equity Fund (the "Fund") seeks long-term capital appreciation primarily through investments in a diversified portfolio of non-U.S. equity securities.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                               INSTITUTIONAL CLASS
                                                     SHARES
                                               -------------------
Management Fees                                      0.44%
Distribution and Service (12b-1) Fees                None
Other Expenses(1)                                    0.13%
Total Annual Fund Operating Expenses                 0.57%


(1)  Other Expenses are based on estimated amounts for the current fiscal year.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 YEAR            3 YEARS
                            $64               $202

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. For purposes of the Fund's 80% policy, equity securities consist of common stocks, depository receipts, and derivatives with economic characteristics similar to equity securities. The Fund currently intends to invest primarily in the equity markets listed in the MSCI All Country World ex-US Index, and may invest more than 25% of the Fund's net assets in each of Europe (including the United Kingdom) and Asia (including Japan). The Fund may invest in companies of any size. The Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Fund's investment objective, Callan Associates Inc. (the "Adviser") considers "long-term capital appreciation" to be capital appreciation over a period of greater than five years. The Fund principally invests in securities issued by foreign issuers.

The Fund uses a "multi-manager" approach, whereby the Adviser allocates the Fund's assets among a number of sub-advisers with differing Sub-strategies. The Adviser determines the target Sub-strategy allocation for the Fund, identifies sub-advisers to manage the Fund's assets according to those Sub-strategies, and allocates Fund assets among sub-advisers to maintain the Fund's target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser's view regarding their expected contribution to excess return; their performance in managing the Fund's assets pursuant to their respective Sub-strategies; the Adviser's confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser's belief in their ability to take on additional assets without undermining future Fund performance; and the Adviser's confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the Fund's assets allocated to it under the general supervision of the Adviser. Each of the four Sub-strategies is described below:

PASSIVE INTERNATIONAL EQUITY: SSgA Funds Management, Inc. ("SSgA FM") manages the portion of the Fund's assets allocated to the Passive International Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the MSCI Europe, Australasia, Far East Index (the "MSCI EAFE Index"). The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 22 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, SSgA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities of companies included in the MSCI EAFE Index, including depository receipts of such companies, and futures contracts that are designed to track the MSCI EAFE Index.

SSgA FM seeks to replicate the returns of the MSCI EAFE Index by investing in the constituent securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSgA FM may purchase a sample of stocks in the MSCI EAFE Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the MSCI EAFE Index.

SSgA FM may sell stocks that are represented in the MSCI EAFE Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. SSgA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the MSCI EAFE Index. SSgA FM might do so in order to increase the Fund's investment exposure pending investment of cash in the stocks comprising the MSCI EAFE Index. Alternatively, SSgA FM might use futures to reduce its investment exposure to the MSCI EAFE Index in situations where it intends to sell a portion of the stocks in the Fund's portfolio but the sale has not yet been completed. SSgA FM may also enter into forward foreign currency exchange contracts in an attempt to match the Index's currency exposures.

ACTIVE INTERNATIONAL EQUITY #1: Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS") manages the portion of the Fund's assets allocated to the Active International Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to outperform the MSCI All Country World ex-US Index (the "MSCI ACWI ex-US Index") over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 44 developed market and emerging market countries. It is designed to be a broad measure of the performance of world equity markets excluding the U.S.

Under normal circumstances, MFS will seek to invest a substantial portion of the Sub-strategy's assets in common stocks issued by companies in the MSCI ACWI ex-US Index and depositary receipts comprised of such common stock, including companies in emerging markets. MFS may invest a large percentage of the Sub-strategy's assets in issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Sub-strategy, MFS is not constrained to any particular investment style. MFS may invest the Sub-strategy's assets in the securities of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the securities of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS uses a bottom-up approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

ACTIVE INTERNATIONAL EQUITY #2: Marathon Asset Management LLP ("Marathon-London") manages the portion of the Fund's assets allocated to the Active International Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI All Country World ex-US Index (net of dividends and withholding taxes) (the "MSCI ACWI ex-US Index") over a full market cycle (net of all fees and expenses). No assurances can be given that this objective will be achieved. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 44 developed market and emerging market countries. It is designed to be a broad measure of the performance of world equity markets excluding the U.S.

Under normal circumstances, Marathon-London will seek to invest the Sub-strategy's assets in the common stocks of foreign companies in the MSCI ACWI ex-US Index, including companies in emerging markets.

Marathon-London's investment philosophy is based on its "capital cycle" approach to investment, which guides Marathon-London to invest in stocks in industries where consolidation has occurred and return on investment is expected to rise and/or where barriers to entry exist that may allow elevated return on investment to persist for longer than the market expects. In addition, Marathon-London believes that the assessment of management and how management responds to incentives and the forces of the capital cycle is critical to the performance of the company's stock. Given the long-term nature of the capital cycle, Marathon-London's investment ideas generally require, by industry standards, long stock holding periods.

Marathon-London may sell a security when it has reached its estimated target price (based on Marathon-London's valuation work) or when there is a material shift in the capital cycle, deterioration in anticipated return on invested capital, a shift in management's attitude toward shareholders, outperformance relative to a sector or market, or if further information or analysis reveals the original rationale to be flawed.

ACTIVE EMERGING MARKETS EQUITY: Acadian Asset Management LLC ("Acadian") manages the portion of the Fund's assets allocated to the Active Emerging Markets Equity Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI Emerging Markets Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 emerging market countries. It is designed to be a broad measure of emerging market equity performance.

Under normal circumstances, Acadian will seek to invest the Sub-strategy's assets primarily in stocks of foreign companies and depository receipts. Acadian intends to invest primarily in the securities of foreign companies located in emerging markets, which Acadian considers to be companies that: have their principal securities trading market in an emerging market country; alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; or are organized under the laws of, and have a principal office in, an emerging country. Acadian considers an "emerging market country" to be any country in the MSCI Emerging Markets Index.

In selecting investments for the Sub-strategy, Acadian pursues an active, disciplined investment approach that forecasts returns for markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, Acadian analyzes the risk and expected return characteristics of the portfolio's current holdings as compared to the entire investment universe. Pursuant to its investment strategies, Acadian may buy and sell securities frequently.

Given Acadian's objective, systematic investment process, less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC

OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ALLOCATION RISK -- The Adviser's judgment about, and allocations among, Sub-strategies and sub-advisers may adversely affect the Fund's performance.

COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

CURRENCY RISK -- As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DEPOSITARY RECEIPTS RISK -- Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

DERIVATIVES RISK -- The Fund's use of futures contracts and forward contracts is subject to market risk, leverage risk, liquidity risk and correlation risk. Market risk is described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Liquidity risk is described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts is also subject to credit risk and valuation risk. Credit risk is the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

GROWTH INVESTING RISK -- An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

INVESTMENT IN EUROPE RISK -- The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the European Union ("EU") or debt restructuring. Assistance given to an EU member state may be dependent on a country's implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events may adversely affect the economic and market environment in Europe, which in turn may adversely affect the price or liquidity of high yield securities issued by European issuers and therefore may adversely affect the Fund and its investments in such securities.

INVESTMENT IN JAPAN RISK -- The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis.

INVESTMENT STYLE RISK -- The risk that foreign securities may underperform other segments of the equity markets or the equity markets as a whole.

GEOGRAPHIC CONCENTRATION RISK -- Since the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

MULTI-MANAGER RISK -- The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund's assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK -- The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

TRACKING ERROR RISK -- The risk that a Sub-strategy's performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Sub-strategy's and benchmark's investments and other factors.

VALUE INVESTING RISK -- If a sub-adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The Fund commenced operations on January 10, 2014, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

CALLAN ASSOCIATES INC.

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Kelly Cliff, CFA, CAIA, Senior Vice President, Chief Investment Officer of Public Markets and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

ACADIAN ASSET MANAGEMENT LLC

John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, has managed the portion of the Fund's assets allocated to Acadian Asset Management LLC ("Acadian") since the Fund's inception in 2014.

Brendan Bradley, Ph.D., Senior Vice President and Director, Portfolio Management, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception in 2014.

Matthew Rothman, Ph.D., Senior Vice President, Director, Quantitative Global Macro Research and Portfolio Manager, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception in 2014.

Joshua White, Ph.D., CFA, Senior Vice President, Portfolio Manager and Researcher, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception in 2014.

Asha Mehta, CFA, Vice President and Portfolio Manager, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception in 2014.

MARATHON ASSET MANAGEMENT LLP

Neil Ostrer, Co-Founder and Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon Asset Management LLP ("Marathon-London") since the Fund's inception in 2014.

William Arah, Co-Founder and Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014.

Nick Longhurst, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014.

Michael Godfrey, CFA, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014.

Charles Carter, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014.

Robert Anstey, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014.

MFS INVESTMENT MANAGEMENT

Marcus Smith, Investment Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to MFS Investment Management ("MFS") since the Fund's inception in 2014.

Daniel Ling, Investment Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to MFS since the Fund's inception in 2014.

SSGA FUNDS MANAGEMENT, INC.

Dwayne Hancock, CFA, Vice President, Senior Portfolio Manager and Head of International Equity Strategies, has managed the portion of the Fund's assets allocated to SSgA Funds Management, Inc. ("SSgA FM") since the Fund's inception in 2014.

Tom Coleman, CFA, Vice President, Senior Portfolio Manager and Head of Emerging Markets Equity Strategies, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014.

Teddy Wong, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014.

Olga Winner, CFA, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014.

Amy Cheng, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 31 OF THE PROSPECTUS.

KP FIXED INCOME FUND

INVESTMENT OBJECTIVE

The KP Fixed Income Fund (the "Fund") seeks to provide current income consistent with the preservation of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                               INSTITUTIONAL CLASS
                                                     SHARES
                                               -------------------
Management Fees                                     0.26%
Distribution and Service (12b-1) Fees               None
Other Expenses(1)                                   0.09%
Total Annual Fund Operating Expenses                0.35%


(1)  Other Expenses are based on estimated amounts for the current fiscal year.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 YEAR          3 YEARS
                             $35             $109


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. For purposes of the Fund's 80% policy, fixed income securities consist of corporate bonds issued by U.S. and foreign companies; residential and commercial mortgage-backed securities and other asset-backed securities; mortgage dollar rolls; debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; taxable municipal securities; commercial paper issued by U.S. and foreign companies; convertible bonds; senior, second lien and subordinated floating rate loans; floating rate debt securities; and derivatives with economic characteristics similar to fixed income securities. The Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. The Fund currently intends to invest more than 25% of its net assets in U.S. government securities. The Fund principally invests in securities issued by domestic and foreign issuers.

The Fund may invest in both investment-grade and high yield securities (also known as "junk bonds"). Investment grade securities are generally considered to be those rated Baa3 or better by Moody's Investor Services, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"). High yield securities are those securities rated C through Ba1 by Moody's or equivalently rated by S&P and Fitch, which are lower than investment grade. The Fund may invest in high yield securities of any credit rating. The Fund may also invest in unrated securities which are determined by the Adviser or a sub-adviser, as appropriate, to be of comparable quality. The Fund may invest in fixed income securities of any maturity or duration.

The Fund uses a "multi-manager" approach, whereby Callan Associates Inc. (the "Adviser"), the Fund's investment adviser, allocates the Fund's assets among a number of sub-advisers with differing Sub-strategies. The Adviser determines the target Sub-strategy allocation for the Fund, identifies sub-advisers to manage the Fund's assets according to those Sub-strategies, and allocates Fund assets among sub-advisers to maintain the Fund's target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser's view regarding their expected contribution to excess return; their performance in managing the Fund's assets pursuant to their respective Sub-strategies; the Adviser's confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser's belief in their ability to take on additional assets without undermining future Fund performance; and the Adviser's confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the Fund's assets allocated to it under the general supervision of the Adviser. Each of the four Sub-strategies is described below:

PASSIVE INTERMEDIATE FIXED INCOME: SSgA Funds Management, Inc. ("SSgA FM") manages the portion of the Fund's assets allocated to the Passive Intermediate Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Barclays Intermediate Government/Credit Index (the "Barclays Intermediate G/C Index"). This index is a market-weighted index comprised of intermediate duration U.S. dollar denominated, investment grade, fixed-rate, taxable bonds, including U.S. Treasury and government-related, corporate, credit and agency fixed rate debt securities.

Under normal circumstances, SSgA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities that are included in the Barclays Intermediate G/C Index.

SSgA FM will employ a stratified sample approach to build a portfolio whose broad characteristics, including duration, yield, credit quality, and sector weights, match those of the Barclays Intermediate G/C Index. This strategy is commonly referred to as an indexing strategy.

The Sub-strategy's portfolio securities may differ from those of the Barclays Intermediate G/C Index, and the Sub-strategy may not track the performance of the Barclays Intermediate G/C Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Sub-strategy, and differences between how and when the Sub-strategy and the Index are valued. SSgA FM may sell a security pursuant to changes in the Barclays Intermediate G/C Index composition and for routine portfolio rebalancing.

ACTIVE CORE FIXED INCOME: Loomis, Sayles & Company, L.P. ("Loomis Sayles") manages the portion of the Fund's assets allocated to the Active Core Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Barclays US Aggregate Index consistently over time. No assurances can be given that this objective will be achieved. The Barclays US Aggregate Index is a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

Under normal circumstances, Loomis Sayles will seek to invest the Sub-strategy's assets in the following U.S. dollar-denominated, investment grade, fixed income securities: debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities; corporate bonds issued by U.S. and foreign companies; taxable municipal securities; residential and commercial mortgage-backed securities and other asset-backed securities; and mortgage dollar rolls.

Loomis Sayles' investment philosophy focuses on research-driven, relative value investing on a risk-adjusted basis, adding value primarily through security selection while continually managing risk in the portfolio. Duration is typically kept within 10% of the Barclays US Aggregate Bond Index. The investment strategy has a bias for bonds that are liquid, or can be traded readily in the markets. The portfolio may include up to 5% of its value in bonds whose credit quality is rated below investment grade, although Loomis Sayles typically views these bonds as having similar credit quality to investment grade. Typically, Loomis Sayles will sell a security when it reaches its target level of valuation, there has been a change in fundamental credit quality that is not reflected in the current price, or Loomis Sayles is trimming overall risk in the portfolio.

EMERGING MARKETS FIXED INCOME: Payden & Rygel manages the portion of the Fund's assets allocated to the Emerging Markets Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to out-perform the JP Morgan Global Diversified Emerging Markets Bond Index (the "JPM EMBI Index") consistently over time. No assurances can be given that this objective will be achieved. The JPM EMBI Index tracks total returns for traded external debt instruments from emerging markets countries including Brady Bonds, loans, and Eurobonds with an outstanding face value of at least $500 million. It is designed to be a broad measure of the performance of the emerging market debt market.

Under normal circumstances, Payden & Rygel will invest the Sub-strategy's assets in a wide variety of fixed income instruments and income-producing securities, including: (1) debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; and (3) convertible bonds and preferred stock. A substantial portion of the above fixed income instruments will likely be issued by issuers organized or headquartered in emerging market countries. Payden & Rygel considers an emerging market country to be a country which the World Bank, the

International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing market. Payden & Rygel may invest up to 20% of the Sub-strategy's assets in other debt securities, including those of issuers located in countries with developed securities markets. Payden & Rygel may also buy the following derivatives: interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts, and may also sell credit default swaps. Interest rate swaps may be used to hedge positions and enhance returns, while securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts may be used primarily to enhance Fund returns and manage overall risk.

Payden & Rygel utilizes a top-down process focusing on sovereign risk analysis followed by bottom-up security selection, analyzing the universe of emerging markets debt instruments including hard and local currencies. Payden & Rygel targets countries that are identified through extensive analysis of their macroeconomic variables, sovereign credit ratios, political stability, and the quality of the country's business environment. Sovereign risk analysis is based on fundamental country research and quantitative analysis of macroeconomic data. Security selection includes quantitative analysis of yield curves and spread relationships, as well as fundamental credit research conducted by a dedicated team of global credit analysts. Any change in Payden & Rygel's view of a position's fundamentals or relative value can lead to a decision to sell the position.

SENIOR FLOATING RATE LOANS: Eaton Vance Management ("Eaton Vance") manages the portion of the Fund's assets allocated to the Senior Floating Rate Loans Sub-strategy. The primary objective for the Sub-strategy is to out-perform the S&P/LSTA Leveraged Loan Index. No assurances can be given that this objective will be achieved. The S&P/LSTA Leveraged Loan Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Loans held in the index must be senior secured, have a minimum initial term of one year and a minimum initial spread of 125 basis points over LIBOR, be U.S. dollar denominated and have a par amount outstanding of $50 million or greater.

Under normal circumstances, Eaton Vance will seek to invest the Sub-strategy's assets primarily in senior floating rate loans of domestic and foreign borrowers ("Senior Loans"). Senior Loans typically are of below investment grade quality and have below investment grade credit ratings. Eaton Vance may invest up to 25% of the Sub-strategy's assets in Senior Loans of foreign borrowers denominated in U.S. dollars. Eaton Vance may also invest the Sub-strategy's assets in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans ("Junior Loans"), other floating rate debt securities, fixed income debt obligations and money market instruments. Eaton Vance considers money market holdings and other short term investments with a remaining maturity of less than 60 days to be floating rate debt securities.

Eaton Vance will seek to maintain broad borrower and industry diversification among the Sub-strategy's Senior Loans. When selecting Senior Loans, Eaton Vance will seek to implement a systematic risk-weighted approach that utilizes fundamental analysis of risk/return characteristics. Senior Loans may be sold if in the opinion of Eaton Vance, the risk/return profile deteriorates or to pursue more attractive investment opportunities. In managing the Sub-strategy, Eaton Vance will seek to invest in a portfolio of Senior Loans that it believes will be less volatile over time than the general loan market. Preservation of capital will be considered when consistent with the Sub-strategy's investment objective.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ALLOCATION RISK -- The Adviser's judgment about, and allocations among, Sub-strategies and sub-advisers may adversely affect the Fund's performance.

ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK -- Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

CONVERTIBLE BONDS RISK -- Convertible bonds have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK -- As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DERIVATIVES RISK -- The Fund's use of futures contracts, forward contracts, structured notes and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts, structured notes and swaps is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

FIXED INCOME MARKET RISK -- The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

FOREIGN INVESTMENT/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

INVESTMENT STYLE RISK -- The risk that fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

MORTGAGE DOLLAR ROLLS RISK -- The Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Fund. At the time the Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

MULTI-MANAGER RISK -- The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund's assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

MUNICIPAL SECURITIES RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing bymunicipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

PORTFOLIO TURNOVER RISK -- Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.

PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

SENIOR LOANS/BANK LOANS RISK -- With respect to senior loans, including bank loans, the Fund, as a direct lender to the borrower assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. The Fund may have difficulty in certain cases of disposing of senior loans and bank loans as the market for such instruments is not as liquid as markets for other types of investments.

TRACKING ERROR RISK -- The risk that a Sub-strategy's performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Sub-strategy's and benchmark's investments and other factors.

U.S. GOVERNMENT SECURITIES RISK -- Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The Fund commenced operations on January 10, 2014, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

CALLAN ASSOCIATES INC.

Gregory C. Allen, President, Director of Research and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Kelly Cliff, CFA, CAIA, Senior Vice President, Chief Investment Officer of Public Markets and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

EATON VANCE MANAGEMENT

Scott Page, CFA, Vice President, Director of Bank Loans and Portfolio Manager, has managed the portion of the Fund's assets allocated to Eaton Vance Management ("Eaton Vance") since the Fund's inception in 2014.

Craig Russ, Vice President, Director of Bank Loan Credit Analysis and Portfolio Manager, has managed the portion of the Fund's assets allocated to Eaton Vance since the Fund's inception in 2014.

Andrew Sveen, CFA, Vice President, Director of Bank Loan Trading and Portfolio Manager, has managed the portion of the Fund's assets allocated to Eaton Vance since the Fund's inception in 2014.

LOOMIS, SAYLES & COMPANY, L.P.

William C. Stevens, Vice President and Portfolio Manager, has managed the portion of the Fund's assets allocated to Loomis, Sayles & Company, L.P. ("Loomis Sayles") since the Fund's inception in 2014.

Lynne A. Royer, Vice President and Portfolio Manager, has managed the portion of the Fund's assets allocated to Loomis Sayles since the Fund's inception in 2014.

PAYDEN & RYGEL

Kristin Ceva, Ph.D., CFA, Managing Principal, has managed the portion of the Fund's assets allocated to Payden & Rygel since the Fund's inception in 2014.

Arthur Hovsepian, CFA, Senior Vice President and Portfolio Manager, has managed the portion of the Fund's assets allocated to Payden & Rygel since the Fund's inception in 2014.

Vladimir Milev, CFA, Senior Vice President and Strategist, has managed the portion of the Fund's assets allocated to Payden & Rygel since the Fund's inception in 2014.

Darren Capeloto, Vice President and Strategist, has managed the portion of the Fund's assets allocated to Payden & Rygel since the Fund's inception in 2014.

Asha B. Joshi, CFA, Managing Principal and Senior Client Portfolio Manager, has managed the portion of the Fund's assets allocated to Payden & Rygel since the Fund's inception in 2014.

SSGA FUNDS MANAGEMENT, INC.

Peter R. Breault, CFA, Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014.

Mahesh Jayakumar, CFA, FRM, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014.

Joanna Mauro, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since 2014.

Cynthia Moy, Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 31 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES

There are no initial or subsequent minimum purchase amounts for the Funds. Shares of each Fund are offered exclusively to participants in retirement plans specified by Kaiser Foundation Health Plan, Inc. ("Eligible Plans"). Any individual with an account under an Eligible Plan may purchase shares of each Fund. Fund shares can only be purchased or redeemed through the administrative and recordkeeping service provider of an Eligible Plan (a "Recordkeeper"), and, therefore, you should contact the Recordkeeper of your Eligible Plan for information on how to purchase or redeem Fund shares. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business.

TAX INFORMATION

Please consult your tax advisor regarding your specific questions about U.S. federal, state, and local income taxes.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through a 401(k) Plan, 403(b) Plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. If you have questions about the tax consequences of 401(k) Plan or 403(b) Plan withdrawals, you should consult your tax advisor.

This summary is based on current tax laws, which may change. More information on taxes is in the Funds' Statement of Additional Information (the "SAI").

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

THE FUNDS' INVESTMENT OBJECTIVES

The investment objective of the KP Large Cap Equity Fund (the "Large Cap Fund") is to seek long-term capital appreciation primarily through investments in a diversified portfolio of large cap equity securities. The investment objective of the KP Small Cap Equity Fund (the "Small Cap Fund") is to seek long-term capital appreciation primarily through investments in a diversified portfolio of small cap equity securities. The investment objective of the KP International Equity Fund (the "International Fund") is to seek long-term capital appreciation primarily through investments in a diversified portfolio of non-U.S. equity securities. The investment objective of the KP Fixed Income Fund (the "Fixed Income Fund") is to seek to provide current income consistent with the preservation of capital. The investment objectives of the Funds are fundamental and cannot be changed without shareholder approval.

THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES

LARGE CAP FUND

Under normal circumstances, the Large Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies. For purposes of the Large Cap Fund's 80% policy, equity securities consist of common stocks, preferred stocks, bonds, notes and debentures convertible into common stocks (I.E., convertible securities), depository receipts and derivatives with economic characteristics similar to equity securities. The Adviser considers large capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 1000 Index. As of March 31, 2014, the market capitalization of companies included in the Russell 1000 Index ranged from $968 million to $503.81 billion. The Russell 1000 Index is reconstituted annually. The Large Cap Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Large Cap Fund's investment objective, the Adviser considers "long-term capital appreciation" to be capital appreciation over a period of greater than five years. The Large Cap Fund principally invests in securities issued by domestic and foreign issuers. The Adviser considers domestic issuers to be those that: (i) have their principal securities trading market in the U.S.; (ii) alone or on a consolidated basis derive 50% or more of their annual revenue from goods produced, sales made or services performed in the U.S.; (iii) have at least 50% of their assets located in the U.S., (iv) are organized under the laws of, and have a principal office in, the U.S., or (v) are included in an index of U.S. securities by a recognized index provider. The Adviser considers all other issuers to be foreign issuers.

The Large Cap Fund uses a "multi-manager" approach, whereby the Adviser allocates the Large Cap Fund's assets among a number of sub-advisers with differing investment philosophies and strategies (each, a "Sub-strategy"). The Adviser determines the target Sub-strategy allocation for the Large Cap Fund, identifies sub-advisers to manage the assets according to those Sub-strategies, and allocates assets among sub-advisers to maintain the Large Cap Fund's target Sub-strategy allocation. The Adviser seeks, through its allocation among Sub-strategies, to outperform the Large Cap Fund's benchmark with a similar level of risk. Sub-advisers generally are selected and retained based on the Adviser's view regarding their expected contribution to excess return, ongoing performance, investment processes, resources and personnel, organization stability and robust operational, back-office, trading and compliance platforms. Each sub-adviser invests the portion of the Fund's assets allocated to it under the general supervision of the Adviser.

As of the date of this prospectus, the Large Cap Fund employs the following three sub-advisers to each manage a separate Sub-strategy that, in the Adviser's view, complements the other Sub-strategies: SSgA Funds Management, Inc. ("SSgA FM"), MFS Investment Management ("MFS") and T. Rowe Price Associates, Inc. ("T. Rowe Price"). Each of the three Sub-strategies is described below:

PASSIVE LARGE CAP EQUITY: SSgA FM manages the portion of the Large Cap Fund's assets allocated to the Passive Large Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Standard & Poor's 500 Index (the "S&P 500 Index"). The S&P 500 Index is a free float-adjusted capitalization-weighted index comprised of equity securities issued by 500 of the largest U.S. companies. As of March 31, 2014, the market capitalization of companies included in the S&P 500 Index ranged from $3.13 billion to $478.77 billion. The S&P 500 Index is reconstituted quarterly.

Under normal circumstances, SSgA FM will seek to invest at least 80% of the Sub-strategy's assets in securities of companies included in the S&P 500 Index and futures contracts that are designed to track the S&P 500 Index. SSgA FM does not manage the Sub-strategy's assets according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, SSgA FM utilizes a "passive" investment approach, attempting to replicate the investment performance of the S&P 500 Index through automated statistical analytic procedures.

SSgA FM seeks to replicate the returns of the S&P 500 Index by investing in the constituent securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSgA FM may purchase a sample of stocks in the S&P 500 Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the S&P 500 Index.

SSgA FM may sell stocks that are represented in the S&P 500 Index, or purchase stocks that are not yet represented in an Index, in anticipation of their removal from or addition to the Index. SSgA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the S&P 500 Index. SSgA FM might do so in order to increase the Large Cap Fund's investment exposure pending investment of cash in the stocks comprising the S&P 500 Index. Alternatively, SSgA FM might use futures to reduce its investment exposure to the S&P 500 Index in situations where it intends to sell a portion of the stocks in the Large Cap Fund's portfolio but the sale has not yet been completed.

ACTIVE LARGE CAP GROWTH: T. Rowe Price manages the portion of the Large Cap Fund's assets allocated to the Active Large Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 1000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest Growth-oriented U.S companies. As of March 31, 2014, the market capitalization of companies included in the Russell 1000 Growth Index ranged from $1.15 billion to $503.81 billion. The Russell 1000 Growth Index is reconstituted annually.

Under normal circumstances, T. Rowe Price will seek to invest at least 80% of the Sub-strategy's net assets in the common stocks issued by a diversified group of growth companies whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index. As of March 31, 2014, the weighted median market capitalization of companies included in the Russell 1000 Growth Index was $58.23 billion. T. Rowe Price will not automatically sell or cease to purchase stocks of a company that the Sub-strategy already holds just because the company's market capitalization falls below that level.

Pursuant to the Sub-strategy, T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. T. Rowe Price may deviate from these criteria and purchase securities that it believes will provide an opportunity for substantial appreciation. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most of the Sub-strategy's assets will typically be invested in U.S. common stocks, T. Rowe Price may invest in foreign stocks. T. Rowe Price may sell the Sub-strategy's securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

ACTIVE LARGE CAP VALUE: MFS manages the portion of the Large Cap Fund's assets allocated to the Active Large Cap Value Sub-strategy. The primary objective for the Sub-strategy is to outperform the Russell 1000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 1000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by the largest Value-oriented U.S. companies. As of March 31, 2014, the market capitalization of companies included in the Russell 1000 Value Index ranged from $968 million to $503.81 billion. The Russell 1000 Value Index is reconstituted annually.

Under normal circumstances, MFS will seek to invest the Sub-strategy's assets primarily in the common stocks, preferred stocks and bonds, notes and debentures convertible into common stocks of U.S. companies (i.e., convertible securities). MFS may also invest the Sub-strategy's assets in foreign securities and depository receipts.

MFS focuses on investing the Sub-strategy's assets in the securities of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

MFS uses a bottom-up approach to buying and selling investments for the Sub-strategy.
Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

SMALL CAP FUND

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies. For purposes of the Small Cap Fund's 80% policy, equity securities consist of common stocks and derivatives with economic characteristics similar to common stocks. The Adviser considers small capitalization companies generally to be those companies with market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Index. As of March 31, 2014, the market capitalization of companies included in the Russell 2000 Index ranged from $18 million to $10.62 billion. The Russell 2000 Index is reconstituted annually.

The Small Cap Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Small Cap Fund's investment objective, the Adviser considers "long-term capital appreciation" to be capital appreciation over a period of greater than five years. The Small Cap Fund principally invests in securities issued by domestic issuers. The Adviser considers domestic issuers to be those that: (i) have their principal securities trading market in the U.S.; (ii) alone or on a consolidated basis derive 50% or more of their annual revenue from goods produced, sales made or services performed in the U.S.; (iii) have at least 50% of their assets located in the U.S., (iv) are organized under the laws of, and have a principal office in, the U.S., or (v) are included in an index of U.S. securities by a recognized index provider.

The Small Cap Fund uses a "multi-manager" approach, whereby the Adviser allocates the Small Cap Fund's assets among a number of sub-advisers with differing investment philosophies and strategies (each, a "Sub-strategy"). The Adviser determines the target Sub-strategy allocation for the Small Cap Fund, identifies sub-advisers to manage the assets according to those Sub-strategies, and allocates assets among sub-advisers to maintain the Small Cap Fund's target Sub-strategy allocation. The Adviser seeks, through its allocation among Sub-strategies, to outperform the Small Cap Fund's benchmark with a similar level of risk. Sub-advisers generally are selected and retained based on the Adviser's view regarding their expected contribution to excess return, ongoing performance, investment processes, resources and personnel, organization stability and robust operational, back-office, trading and compliance platforms. Each sub-adviser invests the portion of the Fund's assets allocated to it under the general supervision of the Adviser.

As of the date of this prospectus, the Small Cap Fund employs the following five sub-advisers to each manage a separate Sub-strategy that, in the Adviser's view, complements the other Sub-strategies: SSgA Funds Management, Inc. ("SSgA FM"), Columbus Circle Investors ("CCI"), Walthausen & Co., LLC ("Walthausen"), CastleArk Management, LLC ("CastleArk"), and DePrince Race & Zollo, Inc. ("DRZ"). Each of the five Sub-strategies is described below:

PASSIVE SMALL CAP EQUITY: SSgA FM manages the portion of the Small Cap Fund's assets allocated to the Passive Small Cap Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Russell 2000 Index. The Russell 2000 Index is a free float-adjusted capitalization-weighted index comprised of approximately 2000 equity securities issued by small companies based primarily in the U.S. As of March 31, 2014, the market capitalization of companies included in the Russell 2000 Index ranged from $18 million to $10.62 billion. The Russell 2000 Index is reconstituted annually.

Under normal circumstances, SSgA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities of companies included in the Russell 2000 Index and futures contracts that are designed to track the Russell 2000 Index. SSgA FM does not manage the Sub-strategy's assets according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, SSgA FM utilizes a "passive" investment approach, attempting to replicate the investment performance of the Russell 2000 Index through automated statistical analytic procedures.

SSgA FM seeks to replicate the returns of the Russell 2000 Index by investing in the constituent securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSgA FM may purchase a sample of stocks in the Russell 2000 Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Russell 2000 Index.

SSgA FM may sell stocks that are represented in the Russell 2000 Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. SSgA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the Russell 2000 Index. SSgA FM might do so in order to increase the Small Cap Fund's investment exposure pending investment of cash in the stocks comprising the Russell 2000 Index. Alternatively, SSgA FM might use futures to reduce its investment exposure to the Russell 2000 Index in situations where it intends to sell a portion of the stocks in the Small Cap Fund's portfolio but the sale has not yet been completed.

ACTIVE SMALL/SMID CAP GROWTH: CCI manages the portion of the Small Cap Fund's assets allocated to the Active Small/SMID Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization Growth-oriented U.S. companies. As of March 31, 2014, the market capitalization of companies included in the Russell 2500 Growth Index ranged from $61 million to $13.36 billion. The Russell 2500 Growth Index is reconstituted annually.

Under normal circumstances, CCI will seek to invest the Sub-strategy's assets in common stocks of companies within the market capitalization range of the Russell 2500 Growth Index. CCI targets small to mid-sized businesses providing new technologies, products or services.

CCI generally seeks to construct the Sub-strategy's portfolio with the following characteristics:

     o    Typically holding 60-90 stocks;

     o Top ten holdings typically represent 25-35% of the Sub-strategy's net assets;

     o The minimum initial investment in a stock represents at least 0.5% of the Sub-strategy's net assets;

     o The maximum weight of any one stock is 5% of the Sub-strategy's net assets;

     o The Sub-strategy's portfolio is diversified among economic sectors as well as groups of stocks related by a common driver of performance ("Themes");

     o    The Sub-strategy's portfolio is diversified across at least eight
          Themes;

     o The Sub-strategy's maximum exposure to any one Theme is 25% of the Sub-strategy's net assets; and

     o The Sub-strategy's maximum exposure to any one economic sector is the greater of 25% of the Sub-strategy's net assets or 10% more than the Russell 2500 Index's exposure to such sector.

In its discretion, CCI may construct the Sub-strategy's portfolio such that its characteristics are different than those set forth above.

CCI's Positive Momentum & Positive Surprise investment philosophy is based on the premise that companies producing better than expected results will have rising securities prices, while companies producing less than expected results will not. CCI focuses its research on finding Positive Momentum & Positive Surprise, that is, companies that exceed investors' expectations. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals selects companies that meet its criteria of Positive Momentum & Positive Surprise.

CCI uses a four-step process in selecting securities for the Sub-strategy. The first step is to identify the four to six leading indicators for a specific company's business, such as sales growth rate and profit margin expansion. The second step is to determine the expectations for each of the leading indicators. The third step compares actual results of the leading indicators to CCI's expectations, with the objective of finding companies with leading indicators that exceed CCI's expectations, and therefore demonstrate Positive Momentum & Positive Surprise. Companies whose stocks are experiencing Positive Momentum & Positive Surprise are considered attractive for purchase, and companies falling short or in line with CCI's expectations are avoided or sold. The fourth step is to construct a diversified portfolio based on the foregoing analysis.

CCI believes that, historically, when a company demonstrates Positive Momentum & Positive Surprise in its business progress, and thereby exceeds investors' expectations in its reported results, its stock price generally will continue on an upward trend. As the company benefits from the strengths of a new product cycle, a niche technology or service, or a dominant secular trend, the stock tends to outperform the market. Conversely, if a company's results fall short of investors' expectations, the stock will usually underperform until it surpasses new expectations. CCI's monitoring of a company's progress versus expectations guides its view as to when to buy or sell a stock.

ACTIVE SMALL/SMID CAP VALUE: Walthausen manages the portion of the Small Cap Fund's assets allocated to the Active Small/SMID Cap Value Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2500 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2500 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization and mid-capitalization Value-oriented U.S. companies. As of March 31, 2014, the market capitalization of companies included in the Russell 2500 Value Index ranged from $18 million to $11.45 billion. The Russell 2500 Value Index is reconstituted annually.

Under normal circumstances, Walthausen will seek to invest the Sub-strategy's assets in the common stocks of small and mid-capitalization companies that Walthausen believes have the potential for capital appreciation.

The sub-strategy emphasizes a "value" investment style, investing in companies that appear under-priced according to Walthausen's analysis of their financial measurements of worth or business prospects. The sub-strategy typically invests in 40 to 50 companies.

Walthausen may sell a company's stock when the company reaches Walthausen's appraised value, when there is a more attractively priced company as an alternative, when the fundamentals of the business have changed, or when Walthausen determines that management of the company is not enhancing shareholder value.

ACTIVE SMALL CAP GROWTH: CastleArk manages the portion of the Small Cap Fund's assets allocated to the Active Small Cap Growth Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Russell 2000 Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Growth Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization Growth-oriented U.S. companies. As of March 31, 2014, the market capitalization of companies included in the Russell 2000 Growth Index ranged from $61 million to $10.62 billion. The Russell 2000 Growth Index is reconstituted annually.

Under normal circumstances, CastleArk will seek to invest the Sub-strategies assets in common stocks of small capitalization companies that they believe have above average prospects for earnings growth.

CastleArk believes earnings growth drives long-term stock prices, and that excess returns can be achieved by investing in companies whose improving business fundamentals suggest they are poised to grow earnings faster than their peers. CastleArk's investment strategy emphasizes three attributes:

     o    The direction of a company's growth over the absolute rate of growth;

     o Actual improvements of a company's fundamentals vs. the improvements anticipated by CastleArk; and

     o The magnitude and sustainability of the drivers of a company's fundamental improvement.

CastleArk's three-step investment process is designed to be disciplined, repeatable and applied consistently throughout all types of markets, and consists of (1) identification, (2) fundamental analysis, and (3) portfolio construction. Each step is discussed in greater detail below.

IDENTIFICATION.

CastleArk's stock screening process begins with a universe of all companies with market capitalizations roughly equivalent to the Russell 2000 Growth Index. As of March 31, 2014, the market capitalization of companies included in the Russell 2000 Growth Index ranged from $61 million to $10.62 billion. The Russell 2000 Growth Index is reconstituted annually. CastleArk then narrows this list to companies which, in CastleArk's view, have shown signs of actual improvement in business fundamentals.

FUNDAMENTAL ANALYSIS.

Through fundamental analysis of each company, CastleArk determines the magnitude and sustainability of the company's fundamental improvement, with a goal of identifying that change before it becomes fully reflected in the stock price.

PORTFOLIO CONSTRUCTION.

CastleArk then uses a bottom-up approach, emphasizing the fundamental improvement, along with proprietary risk management techniques and a sell discipline to build a diversified portfolio of 75-95 stocks. Limits on position size and sector weights, along with constant portfolio attribution analysis, contribute to CastleArk's risk management process. The sell discipline derives from the belief that investment losses can be minimized by identifying potential performance detractors before they become fully reflected in the stock price. CastleArk's willingness to sell a stock when it identifies potential performance detractors is a key aspect of its risk management process.

ACTIVE SMALL CAP VALUE: DRZ manages the portion of the Small Cap Fund's assets allocated to the Active Small Cap Value Sub-strategy. The primary objective for the Sub-strategy is to outperform the Russell 2000 Value Index over a full market cycle. No assurances can be given that this objective will be achieved. The Russell 2000 Value Index is a free float-adjusted capitalization-weighted index comprised primarily of equity securities issued by small capitalization Value-oriented US companies. As of March 31, 2014, the market capitalization of companies included in the Russell 2000 Value Index ranged from $18 million to $10.62 billion. The Russell 2000 Value Index is reconstituted annually.

Under normal circumstances, DRZ will seek to invest the Sub-strategy's assets in common stocks of small capitalization companies that DRZ believes have the potential for growth and that appear to be trading below their perceived value.

DRZ generally employs a multi-step, bottom-up investment process. Initially, DRZ screens the investible universe for small market capitalization companies that pay a dividend. DRZ then applies various valuation multiples, such as price-to-earnings, price-to-book and price-to-cash flow, to companies in the universe to find companies that it believes are trading at the low end of their historical relative valuation levels. DRZ then conducts fundamental analysis to identify a likely catalyst which it believes may lead to future price appreciation. Next, DRZ establishes relative price targets for those stocks that have identifiable catalysts. Finally, based on DRZ's relative price targets, stocks are considered for purchase when the expected upside is more than two times the downside.

DRZ generally invests the Sub-strategy's assets in securities of companies operating in a broad range of industries. Most of these companies are based in the U.S., but to a lesser extent may be headquartered in or doing a substantial portion of their business overseas. The Sub-strategy's portfolio will typically consist of 65 to 80 securities. DRZ may engage in frequent and active trading of securities as a part of its principal investment strategy.

DRZ considers selling a security when its yield falls below a pre-determined limit, the relative valuation is no longer attractive, or the fundamentals of the company or economic sector in which it operates deteriorate.

INTERNATIONAL FUND

Under normal circumstances, the International Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. For purposes of the International Fund's 80% policy, equity securities consist of common stocks, depository receipts, and derivatives with economic characteristics similar to equity securities. The International Fund currently intends to invest primarily in the equity markets listed in the MSCI All Country World Index ex US Investable Market Index, and may invest more than 25% of its net assets each of in Europe (including the United Kingdom) and Asia (including Japan). The International Fund may invest in companies of any size. The International Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the International Fund's investment objective, the Adviser considers "long-term capital appreciation" to be capital appreciation over a period of greater than five years. The International Fund principally invests in securities issued by foreign issuers. The Adviser considers domestic issuers to be those that: (i) have their principal securities trading market in the U.S.; (ii) alone or on a consolidated basis derive 50% or more of their annual revenue from goods produced, sales made or services performed in the U.S.; (iii) have at least 50% of their assets located in the U.S., (iv) are organized under the laws of, and have a principal office in, the U.S., or (v) are included in an index of U.S. securities by a recognized index provider. The Adviser considers all other issuers to be foreign issuers.

The International Fund uses a "multi-manager" approach, whereby Callan Associates Inc. (the "Adviser"), the International Fund's investment adviser, allocates the International Fund's assets among a number of sub-advisers with differing investment philosophies and strategies (each, a "Sub-strategy"). The Adviser determines the target Sub-strategy allocation for the International Fund, identifies sub-advisers to manage the International Fund's assets according to those Sub-strategies, and allocates International Fund assets among sub-advisers to maintain the International Fund's target Sub-strategy allocation. Each sub-adviser invests the portion of the International Fund's assets allocated to it under the general supervision of the Adviser.

Sub-advisers generally are selected and retained based on: the Adviser's view regarding their expected contribution to excess return; their performance in managing the International Fund's assets pursuant to their respective Sub-strategies; the Adviser's confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser's belief in their ability to take on additional assets without undermining future International Fund performance; and the Adviser's confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the International Fund's assets allocated to it under the general supervision of the Adviser.

As of the date of this prospectus, the International Fund employs the following four sub-advisers to each manage a separate Sub-strategy that, in the Adviser's view, complements the other Sub-strategies: SSgA Funds Management, Inc. ("SSgA FM"), MFS Investment Management ("MFS"), Marathon Asset Management LLP ("Marathon-London"), and Acadian Asset Management LLC ("Acadian"). The Adviser seeks, through its allocation among Sub-strategies, to outperform the International Fund's benchmark with a similar level of risk. Each of the four Sub-strategies is described below:

PASSIVE INTERNATIONAL EQUITY: SSgA FM manages the portion of the International Fund's assets allocated to the Passive International Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the MSCI Europe,

Australasia, Far East Index (the "MSCI EAFE Index"). The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 22 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, SSgA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities of companies included in the MSCI EAFE Index, including depository receipts of such companies, and futures contracts that are designed to track the MSCI EAFE Index. SSgA FM does not manage the Sub-strategy's assets according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, SSgA FM utilizes a "passive" investment approach, attempting to replicate the investment performance of the MSCI EAFE Index through automated statistical analytic procedures.

SSgA FM seeks to replicate the returns of the MSCI EAFE Index by investing in the constituent securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSgA FM may purchase a sample of stocks in the MSCI EAFE Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the MSCI EAFE Index.

SSgA FM may sell stocks that are represented in the MSCI EAFE Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. SSgA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the MSCI EAFE Index. SSgA FM might do so in order to increase the International Fund's investment exposure pending investment of cash in the stocks comprising the MSCI EAFE Index. Alternatively, SSgA FM might use futures to reduce its investment exposure to the MSCI EAFE Index in situations where it intends to sell a portion of the stocks in the International Fund's portfolio but the sale has not yet been completed. SSgA FM may also enter into forward foreign currency exchange contracts in an attempt to match the Index's currency exposures.

ACTIVE INTERNATIONAL EQUITY #1: MFS manages the portion of the International Fund's assets allocated to the Active International Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI All Country World ex-US Index (the "MSCI ACWI ex-US Index") over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 44 developed market and emerging market countries. It is designed to be a broad measure of the performance of world equity markets excluding the U.S.

Under normal circumstances, MFS will seek to invest a substantial portion of the Sub-strategy's assets in common stocks issued by companies in the MSCI ACWI ex-US Index and depositary receipts comprised of such common stock, including companies in emerging markets. MFS may invest a large percentage of the Sub-strategy's assets in issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Sub-strategy, MFS is not constrained to any particular investment style. MFS may invest the Sub-strategy's assets in the securities of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the securities of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS uses a bottom-up approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors that MFS may consider include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

ACTIVE INTERNATIONAL EQUITY #2: Marathon-London manages the portion of the International Fund's assets allocated to the Active International Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI All Country World ex-US Index (net of dividends and withholding taxes) (the "MSCI ACWI ex-US Index") over a full market cycle (net of all fees and expenses). No assurances can be given that this objective will be achieved. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 44 developed market and emerging market countries. It is designed to be a broad measure of the performance of world equity markets excluding the U.S.

Under normal circumstances, Marathon-London will seek to invest the Sub-strategy's assets in the common stocks of foreign companies in the MSCI ACWI ex-US Index, including companies in emerging markets. Marathon-London may also purchase forward currency contracts for hedging purposes.

Marathon-London's investment philosophy is based on its "capital cycle" approach to investment. The central idea of capital cycle investing is the observation that competition, unless restricted by some barrier, will increase in industries where return on investment is high. In turn, in Marathon-London's view, this increased competition is likely to cause the average return on investment for that industry to decline. Marathon-London believes that, in contrast, competition is likely to decrease in industries where the return on investment falls below the cost of capital - eventually leading to increased returns on investment. In addition, Marathon-London believes that the assessment of management and how management responds to incentives and the forces of the capital cycle is critical to the performance of the company's stock.

This investment philosophy guides Marathon-London to invest in stocks in industries where consolidation has occurred and return on investment is expected to rise and/or where barriers to entry exist that may allow elevated return on investment to persist for longer than the market expects. The investment philosophy is intrinsically contrarian. Given the long-term nature of the capital cycle, Marathon-London's investment ideas generally require, by industry standards, long stock holding periods.

Marathon-London may sell a security when it has reached its estimated target price (based on Marathon-London's valuation work) or when there is a material shift in the capital cycle, deterioration in anticipated return on invested capital, a shift in management's attitude toward shareholders, outperformance relative to a sector or market, or if further information or analysis reveals the original rationale to be flawed.

ACTIVE EMERGING MARKETS EQUITY: Acadian manages the portion of the International Fund's assets allocated to the Active Emerging Markets Equity Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI Emerging Markets Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 emerging market countries. It is designed to be a broad measure of emerging market equity performance.

Under normal circumstances, Acadian will seek to invest the Sub-strategy's assets in stocks of foreign companies and depository receipts. Acadian intends to invest primarily in the securities of foreign companies located in emerging markets, which Acadian considers to be companies that:

     o Have their principal securities trading market in an emerging market country;

     o Alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; or

     o Are organized under the laws of, and have a principal office in, an emerging country.

Acadian considers an "emerging market country" to be any country in the MSCI Emerging Markets Index. Acadian intends to focus the Sub-strategy's investments in those emerging market countries that it believes have developing economies and where the markets are becoming more sophisticated, including some or all of the following: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, and Turkey.

As markets in other countries develop, Acadian expects to expand and further diversify the emerging market countries in which it invests. Acadian may also invest in securities of companies located in industrialized countries.

In selecting investments for the Sub-strategy, Acadian pursues an active, disciplined investment approach that forecasts returns for markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, Acadian analyzes the risk and expected return characteristics of the portfolio's current holdings as compared to the entire investment universe. Pursuant to its investment strategies, Acadian may buy and sell securities frequently.

Given Acadian's objective, systematic investment process, less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.

FIXED INCOME FUND

Under normal circumstances, the Fixed Income Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. For purposes of the Fixed Income Fund's 80% policy, fixed income securities consist of corporate bonds issued by U.S. and foreign companies; residential and commercial mortgage-backed securities and other asset-backed securities consisting of credit card loans and auto loans; mortgage dollar rolls; debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments, and supranational organizations; taxable municipal securities; commercial paper issued by U.S. and foreign companies; convertible bonds; senior, second lien and subordinated floating rate loans; floating rate debt securities; and derivatives with economic characteristics similar to fixed income securities. The Fixed Income Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. The Fixed Income Fund intends to invest more than 25% of its net assets in U.S. government securities. The Fixed Income Fund principally invests in securities issued by domestic and foreign issuers. The Adviser considers domestic issuers to be those that: (i) have their principal securities trading market in the U.S.; (ii) alone or on a consolidated basis derive 50% or more of their annual revenue from goods produced, sales made or services performed in the U.S.; (iii) have at least 50% of their assets located in the U.S., (iv) are organized under the laws of, and have a principal office in, the U.S., or (v) are included in an index of U.S. securities by a recognized index provider. The Adviser considers all other issuers to be foreign issuers.

The Fixed Income Fund may invest in both investment-grade and high yield securities (also known as "junk bonds"). Investment grade securities are generally considered to be those rated Baa3 or better by Moody's Investor Services, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"). High yield securities are those securities rated C through Ba1 by Moody's or equivalently rated by S&P and Fitch, which are lower than investment grade. The Fixed Income Fund may invest in high yield securities of any credit rating. The Fixed Income Fund may also invest in unrated securities which are determined by the Adviser or a sub-adviser, as appropriate, to be of comparable quality. The Fund may invest in fixed income securities of any maturity or duration.

The Fixed Income Fund uses a "multi-manager" approach, whereby Callan Associates Inc. (the "Adviser"), the Fixed Income Fund's investment adviser, allocates the Fixed Income Fund's assets among a number of sub-advisers with differing investment philosophies and strategies (each, a "Sub-strategy"). The Adviser determines the target Sub-strategy allocation for the Fixed Income Fund, identifies sub-advisers to manage the Fixed Income Fund's assets according to those Sub-strategies, and allocates Fixed Income Fund assets among sub-advisers to maintain the Fixed Income Fund's target Sub-strategy allocation. Each sub-adviser invests the portion of the Fixed Income Fund's assets allocated to it under the general supervision of the Adviser.

Sub-advisers generally are selected and retained based on: the Adviser's view regarding their expected contribution to excess return; their performance in managing the Fixed Income Fund's assets pursuant to their respective Sub-strategies; the Adviser's confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser's belief in their ability to take on additional assets without undermining future Fixed Income Fund performance; and the Adviser's confidence in the robustness of their operational, back-office, trading, and compliance platforms.

As of the date of this prospectus, the Fixed Income Fund employs the following four sub-advisers to each manage a separate Sub-strategy that, in the Adviser's view, complements the other Sub-strategies: SSgA Funds Management, Inc. ("SSgA FM"), Loomis, Sayles & Company, L.P. ("Loomis Sayles"), Payden & Rygel, and Eaton Vance Management ("Eaton Vance"). The Adviser seeks, through its allocation among Sub-strategies, to outperform the Fixed Income Fund's benchmark with a similar level of risk. Each of the four Sub-strategies is described below:

PASSIVE INTERMEDIATE FIXED INCOME: SSgA FM manages the portion of the Fixed Income Fund's assets allocated to the Passive Intermediate Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Barclays Intermediate Government/Credit Index (the "Barclays Intermediate G/C Index"). This index is a market-weighted index comprised of intermediate duration U.S. dollar denominated, investment grade, fixed-rate, taxable bonds, including U.S. Treasury and government-related, corporate, credit and agency fixed rate debt securities.

Under normal circumstances, SSgA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities that are included in the Barclays Intermediate G/C Index.

Pursuant to the Sub-strategy, SSgA FM will employ a stratified sample approach to build a portfolio whose broad characteristics, including duration, yield, credit quality, and sector weights, match those of the Barclays Intermediate G/C Index. This strategy is commonly referred to as an indexing strategy. The Sub-strategy's portfolio securities may differ from those of the Barclays Intermediate G/C Index, and the Sub-strategy may not track the performance of the Barclays Intermediate G/C Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Sub-strategy, and differences between how and when the sub-strategy and the Index are valued.
 SSgA FM may sell a security pursuant to changes in the Barclays Intermediate G/C Index composition and for routine portfolio rebalancing.

ACTIVE CORE FIXED INCOME: Loomis Sayles manages the portion of the Fixed Income Fund's assets allocated to the Active Core Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to out-perform the Barclays US Aggregate Index consistently over time. No assurances can be given that this objective will be achieved. The Barclays US Aggregate Index is a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

Under normal circumstances, Loomis Sayles seeks to invest the Sub-strategy's assets in the following U.S. dollar-denominated, investment grade, fixed income securities: debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, corporate bonds issued by U.S. and foreign companies, taxable municipal securities, residential and commercial mortgage-backed securities and other asset-backed securities consisting of credit card loans and auto loans, and mortgage dollar rolls. In pursuing the Fixed Income Fund's investment objective, Loomis Sayles seeks to outperform the Barclays US Aggregate Bond Index consistently over time while maintaining a level of risk close to that of the Index. The Barclays US Aggregate Bond Index is well known and reflects the government, mortgage and corporate markets that make up the largest portion of Loomis Sayles' investment grade bond universe.

In Loomis Sayles' view, the fixed income markets are inefficient, often mispricing risk and overreacting to news and corporate and market events, as well as technical supply and demand factors. Loomis Sayles believes that these inefficiencies may provide effective active investors with opportunities to generate risk-adjusted performance in excess of the benchmark.

Loomis Sayles' investment philosophy focuses on research-driven, relative value investing on a risk-adjusted basis, adding value primarily through security selection while continually managing risk in the portfolio. Duration is typically kept within 10% of the Barclays US Aggregate Bond Index. The investment strategy has a bias for bonds that are liquid, or can be traded readily in the markets. The portfolio may include up to 5% of its value in bonds whose credit quality is rated below investment grade, although Loomis Sayles typically views these bonds as having similar credit quality to investment grade. Typically, Loomis Sayles will sell a security when it reaches its target level of valuation, there has been a change in fundamental credit quality that is not reflected in the current price, or Loomis Sayles is trimming overall risk in the portfolio.

EMERGING MARKETS FIXED INCOME: Payden & Rygel manages the portion of the Fixed Income Fund's assets allocated to the Emerging Markets Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to out-perform the JP Morgan Global Diversified Emerging Markets Bond Index (the "JPM EMBI Index") consistently over time. No assurances can be given that this objective will be achieved. The JPM EMBI Index tracks total returns for traded external debt instruments from emerging markets countries including Brady Bonds, loans, and Eurobonds with an outstanding face value of at least $500 million. It is designed to be a broad measure of the performance of the emerging market debt market.

Under normal circumstances, Payden & Rygel seeks to invest the Sub-strategy's assets in a wide variety of fixed income instruments and income-producing securities, including: (1) debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; and (3) convertible bonds and preferred stock.

Under normal market conditions, Payden & Rygel intends to invest a substantial portion of the Sub-strategy's assets in the above fixed income instruments and income-producing securities issued by issuers organized or headquartered in emerging market countries. Payden & Rygel considers an emerging market country to be a country which the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing economy. Payden & Rygel may invest up to 20% of the Sub-strategy's assets in other debt securities and similar debt instruments, including those of issuers located in countries with developed securities markets.

Under normal market conditions, Payden & Rygel intends to invest a substantial portion of the Sub-strategy's assets in debt securities that are rated below investment grade (commonly called "junk bonds"). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor's (at least BBB-), Moody's (at least Baa3) or Fitch (at least BBB-), or are securities that Payden & Rygel determines to be of comparable quality.

A majority of the debt securities in which Payden & Rygel invests are payable in U.S. dollars. However, Payden & Rygel may also invest in debt securities payable in foreign currencies, and may hedge this foreign currency exposure to the U.S. dollar. Payden & Rygel may invest the Sub-strategy's assets in debt securities of any maturity, and there is no limit on the Sub-strategy's minimum or maximum average portfolio maturity.

Payden & Rygel utilizes a top-down process focusing on sovereign risk analysis followed by bottom-up security selection, analyzing the universe of emerging markets debt instruments including hard and local currencies. Payden & Rygel targets countries that are identified through extensive analysis of their macroeconomic variables, sovereign credit ratios, political stability, and the quality of the country's business environment. Sovereign risk analysis is based on fundamental country research and quantitative analysis of macroeconomic data. Security selection includes quantitative analysis of yield curves and spread relationships, as well as fundamental credit research conducted by a dedicated team of global credit analysts. Components of Payden's bottom-up security selection process include:

     o External debt: Sovereign cash bond yield curve analysis (dollar and euro), inter-country spread relationships, corporate cash bond yield curve analysis, and fundamental corporate research (investment grade and high yield).

     o Local markets: Analysis of current and historic curve shapes, and the relative yields implied by investing in the various instruments that can be used in any one country (nominal cash bonds, inflation-linked cash bonds, corporate bonds, interest rate swaps and currency forwards).

Payden & Rygel may also buy the following derivatives: interest rate swaps, securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts, and may also sell credit default swaps. Interest rate swaps may be used to hedge positions and to enhance returns, while securities index swaps, credit default swaps, currency swaps, structured notes, futures contracts and forward contracts may be used primarily to enhance Fixed Income Fund returns and manage overall risk.

Payden & Rygel's risk exposures, each country's economic/political fundamentals, and all corporate bond positions are continually monitored; any change in Payden & Rygel's view of a position's fundamentals or relative value can lead to a decision to sell the position.

SENIOR FLOATING RATE LOANS: Eaton Vance manages the portion of the Fixed Income Fund's assets allocated to the Senior Floating Rate Loans Sub-strategy. The primary objective for the Sub-strategy is to out-perform the S&P/LSTA Leveraged Loan Index. No assurances can be given that this objective will be achieved. The S&P/LSTA Leveraged Loan Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Loans held in the index must be senior secured, have a minimum initial term of one year and a minimum initial spread of 125 basis points over LIBOR, be U.S. dollar denominated and have a par amount outstanding of $50 million or greater.

Under normal circumstances, Eaton Vance will seek to invest the Sub-strategy's assets primarily in senior floating rate loans of domestic and foreign borrowers ("Senior Loans"). Senior Loans typically are of below investment grade quality and have below investment grade credit ratings.

Eaton Vance may invest up to 25% of the Sub-strategy's assets in Senior Loans of foreign borrowers denominated in U.S. dollars. Eaton Vance may also invest the Sub-strategy's assets in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans ("Junior Loans"), other floating rate debt securities, fixed income debt obligations and money market instruments. Eaton Vance considers money market holdings and other short term investments with a remaining maturity of less than 60 days to be floating rate debt securities.

Eaton Vance will seek to maintain broad borrower and industry diversification among the Sub-strategy's Senior Loans. When selecting Senior Loans, Eaton Vance will seek to implement a systematic risk-weighted approach that utilizes fundamental analysis of risk/return characteristics. Senior Loans may be sold if in the opinion of Eaton Vance, the risk/return profile deteriorates or to pursue more attractive investment opportunities. In managing the Sub-strategy, Eaton Vance will seek to invest in a portfolio of Senior Loans that it believes will be less volatile over time than the general loan market. Preservation of capital will be considered when consistent with the Sub-strategy's investment objective.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments or other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will do so only if the Adviser believes that the risk of loss outweighs the opportunity to pursue its investment objective.

This prospectus describes the Funds' principal investment strategies and risks, and the Funds will normally invest in the types of securities described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in the Funds' Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goal.

THE FUNDS' PRINCIPAL RISKS

Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goals. The Adviser and the sub-advisers' judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

ALLOCATION RISK (ALL FUNDS) -- Pursuant to its investment objective, each Fund's assets will be allocated to various Sub-strategies. Depending on the investment program of a particular Sub-strategy and its sub-adviser, the Sub-strategy may invest in a wide range of investments ranging from stocks and corporate bonds issued by domestic and foreign companies of all sizes in diverse industries, government bonds from developed and emerging countries, other fixed and floating rate debt securities and derivatives, among other investments. Further, each Sub-strategy may be managed pursuant to a particular investment style, such as growth, value or indexing. Given the various investment styles it can choose from in determining which Sub-strategies to which to allocate a Fund's assets, and the wide scope of the many investments a sub-adviser can make for a particular Sub-strategy, the Adviser could be wrong in determining the combination of investments, Sub-strategies or sub-advisers that produce good returns under changing market conditions. The Funds could miss attractive investment opportunities if the Adviser underweights allocations to Sub-strategies that invest in markets that subsequently experience significant returns and could lose value if the Adviser overweights allocations to Sub-strategies that invest in markets that subsequently experience significant declines.

ASSET-BACKED SECURITIES RISK (FIXED INCOME FUND) -- Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

BELOW INVESTMENT GRADE SECURITIES (JUNK BONDS) RISK (FIXED INCOME FUND) -- Below investment grade securities (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

COMMON STOCK RISK (LARGE CAP FUND, SMALL CAP FUND AND INTERNATIONAL FUND) -- The price of common stocks may fall over short or extended periods of time. Common stock prices are sensitive to general movements in the equity markets, and a drop in the equity markets may cause the price of common stocks held by the Fund to decrease in value. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of common stock issued by such companies may suffer a decline in response. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

CONVERTIBLE SECURITIES AND PREFERRED STOCKS RISK (LARGE CAP FUND AND FIXED INCOME FUND) --
Convertible securities are bonds, debentures, notes or preferred stock that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or are not rated and are subject to credit risk and prepayment risk, which are discussed below.

CORPORATE FIXED INCOME SECURITIES RISK (FIXED INCOME FUND) -- Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

CREDIT RISK (FIXED INCOME FUND) -- Credit risk is the risk that a decline in the credit quality of an investment could cause the Fund to lose money. The Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

CURRENCY RISK (INTERNATIONAL FUND AND FIXED INCOME FUND) -- Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investment in currencies may subject a Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities.

DEPOSITARY RECEIPTS RISK (LARGE CAP FUND AND INTERNATIONAL FUND) -- American Depositary Receipts (ADRs) are dollar-denominated depositary receipts typically issued by a U.S. financial institution that evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. Global Depositary Receipts (GDRs) are similar to ADRs but represent shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading markets and GDRs, many of which represent shares issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

DERIVATIVES RISK (ALL FUNDS) -- Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts, credit-linked notes and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by a Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for a Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to a Fund will cause the value of an investment in the Fund to decrease. Forward Contracts Risk, Futures Risk, and Swap Agreements Risk are each discussed below in further detail.

EXTENSION RISK (FIXED INCOME FUND) -- Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.

FIXED INCOME MARKET RISK (FIXED INCOME FUND) -- The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

FOREIGN INVESTMENT/EMERGING MARKETS RISK (LARGE CAP FUND, INTERNATIONAL FUND AND FIXED INCOME FUND) -- Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Foreign issuers may not be registered with the SEC and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio.

An emerging market country is any country determined by a Fund's sub-adviser to have an emerging market economy. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

FOREIGN SOVEREIGN DEBT SECURITIES RISK (FIXED INCOME FUND) -- The risks that:
(i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

FORWARD CONTRACTS RISK (ALL FUNDS) -- A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund's account. Risks associated with forwards may include: (i) leverage risk; (ii) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (iii) an illiquid market for forwards; (iv) difficulty in obtaining an accurate value for the forwards; and
(v) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forward contracts are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section. Forward currency contracts are also subject to currency risk, which is described elsewhere in this section.

FUTURES CONTRACTS RISK (INTERNATIONAL FUND AND FIXED INCOME FUND) -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

GROWTH INVESTING RISK (LARGE CAP FUND, SMALL CAP FUND AND INTERNATIONAL FUND) -- The Funds may invest in securities of companies that the Adviser or a sub-adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer. In addition, these may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

INTEREST RATE RISK (FIXED INCOME FUND) -- Interest rate risk is the risk that the Fund's yields will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities, including U.S. Government securities, in which the Fund invests, while a fall in interest rates typically causes a rise in values of such securities.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of three means the price of a debt security will change about 3% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

INVESTMENT IN EUROPE RISK (INTERNATIONAL FUND) -- The Fund may invest in securities of European issuers. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the European Union ("EU") or debt restructuring. Assistance given to an EU member state may be dependent on a country's implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events may adversely affect the economic and market environment in Europe, which in turn may adversely affect the price or liquidity of high yield securities issued by European issuers and therefore may adversely affect the Fund and its investments in such securities.

INVESTMENT IN JAPAN RISK (INTERNATIONAL FUND) -- The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis.

INVESTMENT STYLE RISK (ALL FUNDS) -- Investment style risk is the risk that a Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as whole.

LEVERAGE RISK (ALL FUNDS) -- A Fund's investment in futures contracts, forward contracts and swaps may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIQUIDITY RISK (ALL FUNDS) -- Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

MARKET RISK (ALL FUNDS) -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

MORTGAGE-BACKED SECURITIES RISK (FIXED INCOME FUND) -- Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

The privately issued mortgage-backed securities in which the Fund invests may not be issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Government. However, with respect to these mortgage-backed securities, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

MORTGAGE DOLLAR ROLLS RISK (FIXED INCOME FUND) -- The Fund may invest in mortgage dollar rolls, which are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, the Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

MULTI-MANAGER RISK (ALL FUNDS) -- The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund's assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

MUNICIPAL SECURITIES RISK (FIXED INCOME FUND) -- Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not invest in municipal obligations to the same degree as the Fund. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Fund's securities.

PORTFOLIO TURNOVER RISK (SMALL CAP FUND AND FIXED INCOME FUND) -- Due to its investment strategy, the Funds may buy and sell securities frequently. This may result in higher transaction costs.

PREPAYMENT RISK (FIXED INCOME FUND) -- The Fund's investments in fixed income securities are subject to prepayment risk. With declining interest rates, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

SENIOR LOANS/BANK LOANS RISK (FIXED INCOME FUND) -- Senior loans have the most senior position in a borrower's capital structure or share this position with other senior debt securities of the borrower, thereby giving the senior loan holders a priority claim on all or a portion of a borrower's assets in the event of default. Senior loans generally are negotiated between a borrower and one or more financial institution lenders which generally are represented by an agent bank responsible for negotiating the terms and conditions of the loan. The Fund may invest in senior loans by acting as one of the group of original lenders. The Fund may also participate in senior loans by purchasing assignments of portions of senior loans from third parties or by investing in participations in senior loans which are sometimes referred to as bank loans. With respect to direct loans or loans purchased by assignment, the Fund generally has a contractual relationship with the borrower and therefore direct rights against the borrower in the event of a default. With respect to participations, the Fund typically has a contractual right with the lender, generally a bank selling the participation, and therefore assumes the credit risk of the lender in addition to the credit risk of the borrower. In the event of an insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender but may not have a senior claim to the lender's loan to the borrower. Certain senior loans, including certain participations in senior loans, may be illiquid and the Fund may not be able to sell such senior loans quickly for a fair price. While a liquid secondary market for senior loans has increased over the years, particularly with respect to loans held directly, the secondary market for such instruments is not as liquid as for other types of investments. The lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the Fund's ability to dispose of such investments quickly, particularly in response to a specific economic event or the sudden deterioration in the creditworthiness of the borrower. Additionally, in the event of an insolvency, a court could subordinate a senior loan to presently existing or future indebtedness of the borrower to take other action detrimental to the lenders.

SMALL AND MEDIUM CAPITALIZATION COMPANIES RISK (SMALL CAP FUND AND INTERNATIONAL FUND) --
Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

STRUCTURED NOTES RISK (FIXED INCOME FUND) -- Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

SWAP AGREEMENTS RISK (FIXED INCOME FUND) -- Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a "cap" or "floor," respectively).

A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). A credit default swap is also subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate.

TRACKING ERROR RISK (ALL FUNDS) -- A Sub-strategy of each Fund attempts to track the performance of a benchmark index. Factors such as cash flows, Fund expenses, imperfect correlation between the Sub-strategy's investments and those of its benchmark, rounding of share prices, changes to the benchmark and regulatory policies may affect the Sub-strategy's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is a composite of the prices of the securities it represents, rather than an actual portfolio of those securities, an index will have no expenses. As a result, a Sub-strategy may not achieve its goal of accurately correlating to an index because a Fund will have expenses such as brokerage, custody, management fees and other operational costs. A Fund may be subject to the risk that the performance of the Sub-strategy may deviate from the benchmark index it attempts to track. If the Fund's sub-adviser purchases only a representative portion of the securities in the benchmark index, the performance of the Sub-strategy's portfolio of securities advised by such sub-adviser may not match that of the benchmark index. Depending on the sub-adviser's approach and the size of the Fund, the representative sample of securities in the benchmark index that are actually held by the Sub-strategy may vary from time to time. In addition, a Fund may be subject to the risk that its investment approach, which attempts to replicate the performance of the benchmark index, may perform differently than other mutual funds that focus on particular equity market segments or invest in other asset classes

U.S. GOVERNMENT SECURITIES RISK (FIXED INCOME FUND) -- Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

VALUE INVESTING RISK (LARGE CAP FUND, SMALL CAP FUND AND INTERNATIONAL FUND) -- Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If a sub-adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, a Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Callan Associates Inc. (the "Adviser"), an independently-owned investment consulting firm founded in 1973, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 600 Montgomery Street, Suite 800, San Francisco, CA 94111. As of March 31, 2014, the Adviser had approximately $9 billion in assets under management.

The Adviser has overall supervisory responsibility for the general management and investment of the Funds' securities portfolios, and subject to review and approval by the Board of Trustees (the "Board"), sets the Funds' overall investment strategies. For its advisory services to each Fund, the Adviser is entitled to an annual fee of 0.05% of each Fund's average net assets.

PORTFOLIO MANAGERS:

Gregory C. Allen is the President, Director of Research and Co-Portfolio Manager of the Adviser. Mr. Allen has been with the firm for 25 years and has 25 years of investment industry experience.

Kelly Cliff, CFA, CAIA, is the Senior Vice President, CIO of Public Markets and Co-Portfolio Manager of the Adviser. Ms. Cliff has been with the Adviser for 21 years and has 21 years of investment industry experience.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement will be available in the Fund's initial Annual Report.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

MANAGER-OF-MANAGER STRUCTURE: The Adviser acts as the manager of managers of the Funds and is responsible for the investment performance of the Funds, since it allocates each Fund's assets to the sub-advisers and recommends hiring or changing sub-advisers to the Board of Trustees. The "manager of managers" structure enables the Funds to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by each Fund to the Adviser to be increased or to materially change the Adviser's obligations under the investment advisory agreement between the Adviser and the Funds, including the Adviser's responsibility to monitor and oversee sub-advisory services furnished to each Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of each Fund or the Adviser, except for sub-advisory agreements with a direct or indirect wholly owned subsidiary of the Adviser or any future parent company of the Adviser (a "Wholly-Owned Sub-adviser"), require shareholder approval. THE ADVISER HAS ULTIMATE RESPONSIBILITY (SUBJECT TO OVERSIGHT BY THE BOARD) TO OVERSEE THE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION, AND REPLACEMENT.

MULTI-MANAGER EXEMPTIVE ORDER: The Funds and the Adviser have obtained an exemptive order from the Securities and Exchange Commission (the "SEC") that permits the Adviser, subject to certain conditions, to select new sub-advisers, including Wholly-Owned Sub-advisers, with the approval of the Board but without obtaining shareholder approval. Any changes to a sub-advisory agreement that would result in an increase in the total management and advisory fees payable by the Fund is required to be approved by the shareholders of that Fund. The order also permits the Adviser to materially change the terms of agreements with the sub-advisers or to continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services. The order also permits the Funds to disclose sub-advisers' fees only in the aggregate in their registration statement. This arrangement has been approved by the Board of Trustees and each Fund's initial shareholder. Within 90 days of retaining a new sub-adviser for a Fund, shareholders of the Fund will receive notification of the change.

INFORMATION ON SUB-ADVISORY FEES AND TOTAL MANAGEMENT FEE: In addition to the fee payable by each Fund to the Adviser, each Fund pays a fee to its sub-advisers. For each Fund, the sub-advisers receive a fee based on a specified percentage of that portion of the Fund's assets allocated to that sub-adviser. The total management fee shown in each Fund's fee table (in the summary section of this prospectus) is computed by summing (i) the fee payable to each sub-adviser based on the initial allocation of assets among the Fund's sub-advisers and (ii) the fee payable to the Adviser. The fees payable to each sub-adviser and the Adviser are computed daily and paid monthly.

The total management fee shown in each Fund's fee table is based on the initial allocation of Fund assets among sub-advisers as of the date of this prospectus and the management fee paid to the Adviser. Each sub-adviser of a Fund receives a fee from the Fund based on the portion of the Fund's assets allocated to such sub-adviser. Asset allocations and fees payable to a Fund's sub-advisers may vary and, consequently, the total management fee payable will fluctuate and may be higher or lower than that shown in a Fund's fee table.

SUB-ADVISERS AND PORTFOLIO MANAGERS

The Adviser has entered into a sub-advisory agreement with each of its sub-advisers. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the sub-advisers for compliance with each Fund's investment objective, policies, strategies and restrictions, and monitors each sub-adviser's adherence to its investment style.

A discussion regarding the basis of the Board of Trustees' approval of the investment sub-advisory agreements between the Adviser and the respective sub-advisers will be available in the Fund's initial annual report.

The following provides additional information about each sub-adviser and the portfolio managers who are responsible for the day-to-day management of each sub-adviser's allocation.

KP LARGE CAP EQUITY FUND

MFS INVESTMENT MANAGEMENT ("MFS"), 111 Huntington Avenue, Boston, Massachusetts 02199, serves as investment sub-adviser to a portion of the assets of the KP Large Cap Equity Fund. As of March 31, 2014, MFS had approximately $420 billion in assets under management.

PORTFOLIO MANAGERS:

     Nevin Chitkara, Investment Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to MFS since the Fund's inception in 2014. Mr. Chitkara has been with MFS for 16 years and has 21 years of investment industry experience.

     Steven Gorham, CFA, Investment Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to MFS since the Fund's inception in 2014. Mr. Gorham has been with MFS for 24 years and has 24 years of investment industry experience.

SSGA FUNDS MANAGEMENT, INC. ("SSgA FM"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as investment sub-adviser to a portion of the assets of the KP Large Cap Equity Fund. As of March 31, 2014, SSgA FM had approximately $348.2 billion in assets under management.

PORTFOLIO MANAGERS:

     Karl Schneider, CAIA, Vice President, Senior Portfolio Manager and Head of U.S. Equity Strategies, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014. Mr. Schneider has been with SSgA FM for 16 years and has 17 years of investment industry experience.

     Dwayne Hancock, CFA, Vice President, Senior Portfolio Manager and Head of International Equity Strategies, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014. Mr. Hancock has been with SSgA FM for 17 years and has 19 years of investment industry experience.

     David Chin, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014. Mr. Chin has been with SSgA FM for 14 years and has 21 years of investment industry experience.

     Melissa Kapitulik, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014. Ms. Kapitulik has been with SSgA FM for 7 years and has 17 years of investment industry experience.

     Amy Scofield, Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014. Ms. Scofield has been with SSgA FM for 8 years and has 14 years of investment industry experience.

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, serves as investment sub-adviser to a portion of the assets of the KP Large Cap Equity Fund. As of March 31, 2014, T. Rowe Price had approximately $711.4 billion in assets under management.

PORTFOLIO MANAGERS:

     Robert W. Sharps, CFA, Lead Portfolio Manager, has managed the portion of the Fund's assets allocated to T. Rowe Price since the Fund's inception in 2014. Mr. Sharps has been with T. Rowe Price for 16 years and has 18 years of investment industry experience.

KP SMALL CAP EQUITY FUND

CASTLEARK MANAGEMENT, LLC ("CastleArk"), 1 North Wacker Drive, Suite 3950, Chicago, Illinois 60606, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of March 31, 2014, CastleArk had approximately $4.0 billion in assets under management.

PORTFOLIO MANAGERS:

     James Stark, Vice President and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to CastleArk since the Fund's inception in 2014. Mr. Stark has been with CastleArk for 6 years.

     Gregory Baxter, Vice President and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to CastleArk since the Fund's inception in 2014. Mr. Baxter has been with CastleArk for 6 years.

COLUMBUS CIRCLE INVESTORS ("CCI"), Metro Center, One Station Place, 8th Floor South, Stamford, Connecticut 06902, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of March 31, 2014, CCI had approximately $17.5 billion in assets under management.

PORTFOLIO MANAGERS:

     Clifford G. Fox, CFA, Senior Managing Director and Portfolio Manager, has managed the portion of the Fund's assets allocated to CCI since the Fund's inception in 2014. Mr. Fox has been with CCI for 20 years and has 30 years of investment industry experience.

     Michael Iacono, CFA, Managing Director and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to CCI since the Fund's inception in 2014. Mr. Iacono has been with CCI for 15 years and has 16 years of investment industry experience.

     Katerina Wasserman, Senior Vice President and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to CCI since the Fund's inception in 2014. Ms. Wasserman has been with CCI for 12 years and has 12 years of investment industry experience.

DEPRINCE RACE & ZOLLO, INC. ("DRZ"), 250 Park Avenue South, Suite 250, Winter Park, Florida 32789, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of March 31, 2014, DRZ had approximately $8.72 billion in assets under management.

PORTFOLIO MANAGERS:

     Gregory T. Ramsby, Managing Partner and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to DRZ since the Fund's inception in 2014. Mr. Ramsby has been with DRZ for 17 years.

     Randy A. Renfrow, CFA, Partner and Co-Portfolio Manager, has managed the portion of the Fund's assets allocated to DRZ since the Fund's inception in 2014. Mr. Renfrow has been with DRZ for 5 years.

SSGA FUNDS MANAGEMENT, INC. ("SSgA FM"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of March 31, 2014, SSgA FM had approximately $348.2 billion in assets under management.

PORTFOLIO MANAGERS:

     Karl Schneider, CAIA, Vice President, Senior Portfolio Manager and Head of U.S. Equity Strategies, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014. Mr. Schneider has been with SSgA FM for 16 years and has 17 years of investment industry experience.

     David Chin, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014. Mr. Chin has been with SSgA FM for 14 years and has 21 years of investment industry experience.

     Melissa Kapitulik, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014. Ms. Kapitulik has been with SSgA FM for 7 years and has 17 years of investment industry experience.

     Amy Scofield, Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014. Ms. Scofield has been with SSgA FM for 8 years and has 14 years of investment industry experience.

WALTHAUSEN & CO., LLC ("Walthausen & Co."), 9 Executive Park Drive, Suite B, Clifton Park, New York 12065, serves as investment sub-adviser to a portion of the assets of the KP Small Cap Equity Fund. As of March 31, 2014, Walthausen & Co. had approximately $1.48 billion in assets under management.

PORTFOLIO MANAGER:

     John Walthausen, Managing Director and Chief Investment Officer, has managed the portion of the Fund's assets allocated to Walthausen & Co. since the Fund's inception in 2014. Mr. Walthausen has been with Walthausen & Co. for 5 years.

KP INTERNATIONAL EQUITY FUND

ACADIAN ASSET MANAGEMENT LLC ("Acadian"), 260 Franklin Street, Boston, Massachusetts 02110, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of March 31, 2014, Acadian had approximately $65.9 billion in assets under management.

PORTFOLIO MANAGERS:

     John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception in 2014. Mr. Chisholm has been with Acadian for 27 years and has 29 years of investment industry experience.

     Brendan Bradley, Ph.D., Senior Vice President and Director, Portfolio Management, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception in 2014. Mr. Bradley has been with Acadian for 9 years and has 14 years of investment industry experience.

     Matthew Rothman, Ph.D., Senior Vice President, Director, Quantitative Global Macro Research and Portfolio Manager, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception in 2014. Dr. Rothman has been with Acadian for 2 years and has 13 years of investment industry experience. Previously, he was Managing Director and Chief Global Quantitative Equity Strategist at both Barclays Capital and Lehman Brothers. Prior to that, he held senior quantitative research positions at Sanford C. Bernstein and Goldman Sachs Asset Management.

     Joshua White, Ph.D., CFA, Senior Vice President, Portfolio Manager and Researcher, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception in 2014. Dr. White has been with Acadian for 3 years and has 12 years of investment industry experience. Prior to Acadian, he was an Assistant Director at the U.S. Securities and Exchange Commission, where he advised the Commission on disclosure and governance issues. Earlier, he was an assistant professor at the University of Illinois, where he developed and taught classes on asset management and fixed income.

     Asha Mehta, CFA, Vice President and Portfolio Manager, has managed the portion of the Fund's assets allocated to Acadian since the Fund's inception in 2014. Ms. Mehta has been with Acadian for 7 years and has 14 years of investment industry experience.

MARATHON ASSET MANAGEMENT LLP ("Marathon-London"), Orion House, 5 Upper Street Martin's Lane, London, United Kingdom, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of March 31, 2014, Marathon-London had approximately $51 billion in assets under management.

PORTFOLIO MANAGERS:

     Neil Ostrer, Co-Founder and Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014. Mr. Ostrer has been with Marathon-London for 27 years and has 32 years of investment industry experience.

     William Arah, Co-Founder and Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014. Mr. Arah has been with Marathon-London for 26 years and has 31 years of investment industry experience.

     Nick Longhurst, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014. Mr. Longhurst has been with Marathon-London for 10 years and has 19 years of investment industry experience.

     Michael Godfrey, CFA, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014. Mr. Godfrey joined Marathon-London in 2012. Prior to joining Marathon-London, Mr. Godfrey worked at M&G Investments since 2004, where he was responsible for co-managing the Asian and Emerging Market Funds. Mr. Godfrey has also worked at Shell Pensions Management Services and Westpac Investment Management.

     Charles Carter, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception in 2014. Mr. Carter has been with Marathon-London for 15 years and has 24 years of investment industry experience.

     Robert Anstey, CFA, Portfolio Manager, has managed the portion of the Fund's assets allocated to Marathon-London since the Fund's inception. Mr. Anstey joined Marathon-London in 2014. Prior to joining Marathon, Mr. Anstey worked at Hermes since 2001, where he was Head of US Equity responsible for managing the Hermes US Small and Mid Cap Equity Strategy. Mr. Anstey has also worked at Brown Brothers Harriman & Company and Bear Stearns. Mr. Anstey has 19 years of investment industry experience.

MFS INVESTMENT MANAGEMENT ("MFS"), 111 Huntington Avenue, Boston, Massachusetts 02199, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of March 31, 2014, MFS had approximately $420 billion in assets under management.

PORTFOLIO MANAGERS:

     Marcus Smith, Investment Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to MFS since the Fund's inception in 2014. Mr. Smith has been with MFS for 19 years and has 23 years of investment industry experience.

     Daniel Ling, Investment Officer and Portfolio Manager, has managed the portion of the Fund's assets allocated to MFS since the Fund's inception in 2014. Mr. Ling has been with MFS for 7 years and has 15 years of investment industry experience.

SSGA FUNDS MANAGEMENT, INC. ("SSgA FM"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as investment sub-adviser to a portion of the assets of the KP International Equity Fund. As of March 31, 2014, SSgA FM had approximately $348.2 billion in assets under management.

PORTFOLIO MANAGERS:

     Dwayne Hancock, CFA, Vice President, Senior Portfolio Manager and Head of International Equity Strategies, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014. Mr. Hancock has been with SSgA FM for 17 years and has 19 years of investment industry experience.

     Tom Coleman, CFA, Vice President, Senior Portfolio Manager and Head of Emerging Markets Equity Strategies, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014. Mr. Coleman has been with SSgA FM for 15 years and has 15 years of investment industry experience.

     Teddy Wong, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014. Mr. Wong has been with SSgA FM for 13 years and has 15 years of investment industry experience.

     Olga Winner, CFA, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014. Ms. Winner has been with SSgA FM for 6 years and has 11 years of investment industry experience.

     Amy Cheng, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014. Ms. Cheng has been with SSgA FM for 13 years and has 15 years of investment industry experience.

KP FIXED INCOME FUND

EATON VANCE MANAGEMENT ("Eaton Vance"), Two International Place, Boston, Massachusetts 02110, serves as investment sub-adviser to a portion of the assets of the KP Fixed Income Fund. As of March 31, 2014, Eaton Vance had approximately $285.4 billion in assets under management.

PORTFOLIO MANAGERS:

     Scott Page, CFA, Vice President, Director of Bank Loans and Portfolio Manager, has managed the portion of the Fund's assets allocated to Eaton Vance since the Fund's inception in 2014. Mr. Page has been with Eaton Vance for 24 years and has 31 years of investment industry experience.

     Craig Russ, Vice President, Director of Bank Loan Credit Analysis and Portfolio Manager, has managed the portion of the Fund's assets allocated to Eaton Vance since the Fund's inception in 2014. Mr. Russ has been with Eaton Vance for 17 years and has 28 years of investment industry experience.

     Andrew Sveen, CFA, Vice President, Director of Bank Loan Trading and Portfolio Manager, has managed the portion of the Fund's assets allocated to Eaton Vance since the Fund's inception in 2014. Mr. Sveen has been with Eaton Vance for 15 years and has 19 years of investment industry experience.

LOOMIS, SAYLES & COMPANY, L.P. ("Loomis Sayles"), One Financial Center, Boston, Massachusetts 02111-2621, serves as investment sub-adviser to a portion of the assets of the KP Fixed Income Fund. As of March 31, 2014, Loomis Sayles had approximately $209.9 billion in assets under management.

PORTFOLIO MANAGERS:

     William Stevens, vice president of Loomis Sayles and co-head of the disciplined alpha team, has managed the portion of the Fund's assets allocated to Loomis Sayles since the Fund's inception in 2014. He is also co-manager of the Loomis Sayles Core Disciplined Alpha strategy. Mr. Stevens began his investment industry career in 1980 and joined Loomis Sayles in 2009 from Wells Capital Management, where he was senior portfolio manager and co-head of the Montgomery fixed income team. He also served as chief fixed income officer. Previously, Mr. Stevens was president and chief investment officer of Montgomery Asset Management with oversight responsibilities for all investment-related activities, and was co-head and founder of the fixed income division. Earlier, he launched the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities, and headed the structured product department at Drexel Burnham Lambert, where he oversaw trading, structuring and research. Mr. Stevens is a Phi Beta Kappa graduate of Wesleyan University and earned an MBA from the Harvard Business School.

     Lynne Royer, vice president of Loomis Sayles and co-head of the disciplined alpha team, has managed the portion of the Fund's assets allocated to Loomis Sayles since the Fund's inception in 2014. She is also co-manager of the Loomis Sayles Core Disciplined Alpha strategy. She began her investment industry career in 1985 and joined Loomis Sayles in 2010 from Wells Capital Management, where she was senior portfolio manager and co-head of the Montgomery Core fixed income investment team. Previously, Ms. Royer was a lending officer with Morgan Guaranty Trust Company (J.P. Morgan). Earlier, she was a financial analyst in the equity research department at Barclays de Zoete Wedd, and an analyst in the corporate finance department at Drexel Burnham Lambert. Ms.Royer is a Phi Beta Kappa graduate of Gettysburg College and earned an MBA from the Anderson Graduate School of Management at the University of California, Los Angeles.

PAYDEN & RYGEL, 333 S. Grand Avenue, 32nd Floor, Los Angeles, California 90071, serves as investment sub-adviser to a portion of the assets of the KP Fixed Income Fund. As of March 31, 2014, Payden & Rygel had approximately $84.6 billion in assets under management.

     Kristin Ceva, Ph.D., CFA, Managing Principal, has managed the portion of the Fund's assets allocated to Payden & Rygel since the Fund's inception in 2014. Dr. Ceva has been with Payden & Rygel for 16 years.

     Arthur Hovsepian, CFA, Senior Vice President and Portfolio Manager, has managed the portion of the Fund's assets allocated to Payden & Rygel since the Fund's inception in 2014. Mr. Hovsepian has been with Payden & Rygel for 10 years.

     Vladimir Milev, CFA, Senior Vice President and Strategist, has managed the portion of the Fund's assets allocated to Payden & Rygel since the Fund's inception in 2014. Mr. Milev has been with Payden & Rygel for 11 years.

     Darren Capeloto, Vice President and Strategist, has managed the portion of the Fund's assets allocated to Payden & Rygel since the Fund's inception in 2014. Mr. Capeloto has been with Payden & Rygel for 13 years.

     Asha B. Joshi, CFA, Managing Principal and Senior Client Portfolio Manager, has managed the portion of the Fund's assets allocated to Payden & Rygel since the Fund's inception in 2014. Ms. Joshi has been with Payden & Rygel for 20 years.

SSGA FUNDS MANAGEMENT, INC. ("SSgA FM"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as investment sub-adviser to a portion of the assets of the KP Fixed Income Fund. As of March 31, 2014, SSgA FM had approximately $348.2 billion in assets under management.

     Peter R. Breault, CFA, Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014. He joined SSgA

     FM in 2012. Prior to joining SSgA FM, Mr. Breault worked at Wellington Management Company since 2001 as a Fixed Income Portfolio Analyst in Wellington's US Fixed Income Broad Sector team. Mr. Breault graduated from the University of Massachusetts at Dartmouth with a BA degree in Finance and received his Masters in Finance from Northeastern University. He has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and Boston Security Analysts Society.

     Mahesh Jayakumar, CFA, FRM, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014. Mr. Jayakumar is a Portfolio Manager in SSgA FM's Beta and Government Solutions team in Global Fixed Income. He is responsible for managing several portfolios spanning diverse areas such as Green Bonds, Agencies, Gov/Credit, Aggregate and client directed mandates. He joined SSgA FM in 2009. Mr. Jayakumar holds an MBA from the MIT Sloan School of Management, MS in Computer Science from Boston University and BS in Information Systems from Purdue University. He is a member of the CFA Institute, Boston Security Analysts Society and Global Association of Risk Professionals.

     Joanna Mauro, Vice President and Senior Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since 2014. Ms. Mauro is a Portfolio Manager within the US Cash Management Group and is responsible for short term liquidity investments across all the cash and securities lending portfolios managed in Boston. She joined the Boston group in April 2010 after working as a Portfolio Manager with the London Cash Management Group. Prior to her portfolio management role, she was a Product Analyst for the London Cash Management Group where she provided analytical and business support. Before joining SSgA in London, Joanna worked as an Operations Specialist supporting the Boston Cash Management Group. Joanna received a Bachelor of Science degree in Political Science from Loyola University of Chicago, Illinois.

     Cynthia Moy, Principal and Portfolio Manager, has managed the portion of the Fund's assets allocated to SSgA FM since the Fund's inception in 2014. Ms. Moy has been with SSgA FM for 7 years and has 7 years of investment industry experience. Ms. Moy's prior roles at SSgA FM include work as an analyst in the Stable Value team, the Global Structured Products group, as well as the mutual funds division. Ms. Moy holds a BA in Quantitative Economics from Tufts University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership, if any, of securities in the Funds.

PRICING OF FUND SHARES

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The price per share will be the net asset value ("NAV") next determined after a Fund or authorized institution receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, a Fund (or an authorized institution) must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- each Fund reserves the right to calculate NAV as of the earlier closing time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

In calculating NAV, each Fund generally uses market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Adviser reasonably believes that they are unreliable, a Fund's valuation committee (the "Valuation Committee") will price those securities at fair value as determined in good faith using methods approved by the Board. Examples of situations where the Adviser may determine that the market price of a security is unreliable include, but are not limited to: if a security or other asset or liability does not have a price source due to its lack of liquidity, if the Adviser believes a market quotation from a broker-dealer or other source is unreliable, or where the security or other asset or other liability is thinly traded. The Valuation Committee's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Valuation Committee assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

There may be limited circumstances in which the Valuation Committee would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

With respect to any non-U.S. securities held by the Funds, the Valuation Committee may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Valuation Committee may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value.

Securities, futures contracts and other assets (including swap agreements) for which market quotations are not readily available or reasonably believed to be unreliable will be valued at their fair value by the Valuation Committee as determined in good faith using methods approved by the Board.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Class shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE AND REDEEM FUND SHARES

Shares of each Fund are offered exclusively to participants in retirement plans specified by Kaiser Foundation Health Plan, Inc. ("Eligible Plans"). Any individual with an account under an Eligible Plan may purchase shares of each Fund.

Purchases and redemptions of Fund shares are made through the administrative and recordkeeping service provider of an Eligible Plan (a "Recordkeeper"). All purchase and redemption of Fund shares shall be facilitated through a clearing corporation process unless otherwise specified in this prospectus. Please contact your Eligible Plan's Recordkeeper for instructions on how to purchase and redeem Fund shares. A Recordkeeper may receive payments from an Eligible Plan or its sponsor for recordkeeping and administrative services provided to the Eligible Plan and its participants.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

REDEMPTIONS IN-KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Funds may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments may be in addition to any shareholder servicing payments that are reflected in the fee table sections of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Funds' shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

Each Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than four (4) "round trips" into or out of a Fund within any one-year period. If a shareholder exceeds this amount, a Fund and/or its service providers may, at their discretion, reject any additional purchase orders. Each Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o Each Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund. Each Fund will notify a shareholder that a purchase order has been rejected generally within two (2) business days after it receives such order.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Each Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

A Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable a Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities and has appointed an anti-money laundering officer to monitor the Fund's compliance with the program. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Funds distributes their net investment income and makes distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution. Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid in cash. To elect to receive your distribution in cash, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions made available by the Funds in cash after the Funds receive your notice. To cancel your election, simply send written notice to the Funds. Distributions from the Funds will be taxable to shareholders whether received in cash or reinvested in additional shares. Shareholders who reinvest distributions in the Funds will be required to pay taxes on such distributions from other resources.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through a 401(k) Plan, 403(b) Plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. If you have questions about the tax consequences of 401(k) Plan or 403(b) Plan withdrawals, you should consult your tax advisor.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

Because the Funds were not in operation as of the fiscal year ended December 31, 2013, financial highlights are not available.

                                  THE KP FUNDS

INVESTMENT ADVISER

Callan Associates Inc.
600 Montgomery Street, Suite 800
San Francisco, CA 94111

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated May 1, 2014, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Funds' holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 855-457-3637 (855-4KPFNDS)

BY MAIL:      The KP Funds
              c/o SEI Investments
              One Freedom Valley Drive
              Oaks, PA 19456

BY INTERNET:  www.kp-funds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The KP Funds, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE TRUST'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-22838

                                                                 KPF-PS-002-0200

                      STATEMENT OF ADDITIONAL INFORMATION

                            KP LARGE CAP EQUITY FUND
                   (TICKER SYMBOL: INSTITUTIONAL CLASS--KPLCX)

                            KP SMALL CAP EQUITY FUND
                   (TICKER SYMBOL: INSTITUTIONAL CLASS--KPSCX)

                          KP INTERNATIONAL EQUITY FUND
                   (TICKER SYMBOL: INSTITUTIONAL CLASS--KPIEX)

                              KP FIXED INCOME FUND
                   (TICKER SYMBOL: INSTITUTIONAL CLASS--KPFIX)

                          KP RETIREMENT PATH 2015 FUND
                   (TICKER SYMBOL: INSTITUTIONAL CLASS--KPRAX)

                          KP RETIREMENT PATH 2020 FUND
                   (TICKER SYMBOL: INSTITUTIONAL CLASS--KPRBX)

                          KP RETIREMENT PATH 2025 FUND
                   (TICKER SYMBOL: INSTITUTIONAL CLASS--KPRCX)

                          KP RETIREMENT PATH 2030 FUND
                   (TICKER SYMBOL: INSTITUTIONAL CLASS--KPRDX)

                          KP RETIREMENT PATH 2035 FUND
                   (TICKER SYMBOL: INSTITUTIONAL CLASS--KPREX)

                          KP RETIREMENT PATH 2040 FUND
                   (TICKER SYMBOL: INSTITUTIONAL CLASS--KPRFX)

                          KP RETIREMENT PATH 2045 FUND
                   (TICKER SYMBOL: INSTITUTIONAL CLASS--KPRGX)

                          KP RETIREMENT PATH 2050 FUND
                   (TICKER SYMBOL: INSTITUTIONAL CLASS--KPRHX)

                          KP RETIREMENT PATH 2055 FUND
                   (TICKER SYMBOL: INSTITUTIONAL CLASS--KPRIX)

                          KP RETIREMENT PATH 2060 FUND
                   (TICKER SYMBOL: INSTITUTIONAL CLASS--KPRJX)

                         EACH, A SERIES OF THE KP FUNDS

                                  MAY 1, 2014


                              INVESTMENT ADVISER:
                             CALLAN ASSOCIATES INC.

                            INVESTMENT SUB-ADVISERS:
                          Acadian Asset Management LLC
                            CastleArk Management LLC
                           Columbus Circle Investors
                          DePrince Race & Zollo, Inc.
                             Eaton Vance Management
                         Loomis, Sayles & Company, L.P.
                         Marathon Asset Management LLP
                           MFS Investment Management
                                 Payden & Rygel
                          SSgA Funds Management, Inc.
                         T. Rowe Price Associates, Inc.
                             Walthausen & Co., LLC



This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The KP Funds (the "Trust") and the KP Large Cap Equity Fund, KP Small Cap Equity Fund, KP International Equity Fund, KP Fixed Income Fund, KP Retirement Path 2015 Fund, KP Retirement Path 2020 Fund, KP Retirement Path 2025 Fund, KP Retirement Path 2030 Fund, KP Retirement Path 2035 Fund, KP Retirement Path 2040 Fund, KP Retirement Path 2045 Fund, KP Retirement Path 2050 Fund, KP Retirement Path 2055 Fund, and KP Retirement Path 2060 Fund (each a "Fund" and together, the "Funds"). This SAI is incorporated by reference into and should be read in conjunction with the Funds' prospectuses (the "Prospectuses" and each, a "Prospectus") dated May 1, 2014. Capitalized terms not defined herein are defined in the Prospectuses. Shareholders may obtain copies of the Prospectuses or the Funds' Annual Reports, when available, free of charge by writing to the Trust at The KP Funds, c/o SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, or calling the Trust at 855-457-3637 (855-4KPFNDS).

                               TABLE OF CONTENTS


THE TRUST ..............................................................   S-1
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS ..................   S-1
INVESTMENT LIMITATIONS .................................................  S-32
THE ADMINISTRATOR ......................................................  S-35
THE ADVISER AND THE SUB-ADVISERS .......................................  S-36
DISTRIBUTION ...........................................................  S-54
TRUSTEES AND OFFICERS OF THE TRUST .....................................  S-54
PURCHASE AND REDEMPTION OF SHARES ......................................  S-63
TAXES ..................................................................  S-64
PORTFOLIO TRANSACTIONS .................................................  S-70
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION ...........................  S-71
DESCRIPTION OF SHARES ..................................................  S-72
LIMITATION OF TRUSTEES' LIABILITY ......................................  S-72
CODES OF ETHICS ........................................................  S-72
VOTING .................................................................  S-73
SHAREHOLDER LIABILITY ..................................................  S-73
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ....................  S-73
TRANSFER AGENT .........................................................  S-73
CUSTODIAN ..............................................................  S-73
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..........................  S-73
LEGAL COUNSEL ..........................................................  S-73
FINANCIAL STATEMENTS ...................................................  S-74
APPENDIX A -- DESCRIPTION OF RATINGS ...................................   A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES .....................   B-1



May 1, 2014                                                      KPF-SX-001-0200

THE TRUST

The KP Funds (the "Trust") is an open-end management investment company that offers shares of diversified portfolios. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated March 25, 2013 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of shares of such portfolios. Shareholders currently may purchase shares in the portfolios through one class. Additional share classes of portfolios may be offered in the future, which may provide for variations in distribution fees, transfer agent fees, shareholder servicing fees, administrative servicing fees, dividends and certain voting rights. Each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

The management and affairs of the Trust are supervised by a Board of Trustees (each member, a "Trustee" and collectively, the "Trustees" or the "Board") under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described in this Statement of Additional Information ("SAI"), certain companies provide essential management services to the Trust. All consideration received by the Trust for shares of any portfolio, all assets of such portfolio, belong to that portfolio and would be subject to the liabilities related thereto. The Trust pays its expenses, including, among others, the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and report to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses. This SAI relates to the following portfolios:

     o the KP Large Cap Equity Fund, KP Small Cap Equity Fund, KP International Equity Fund and KP Fixed Income Fund (collectively, the "Asset Class Funds"); and

     o the KP Retirement Path 2015 Fund, KP Retirement Path 2020 Fund, KP Retirement Path 2025 Fund, KP Retirement Path 2030 Fund, KP Retirement Path 2035 Fund, KP Retirement Path 2040 Fund, KP Retirement Path 2045 Fund, KP Retirement Path 2050 Fund, KP Retirement Path 2055 Fund, and KP Retirement Path 2060 Fund (collectively, the "Target Date Funds" and collectively with the Asset Class Funds, the "Funds" and each, a "Fund")

The investment adviser, Callan Associates Inc. ("Callan" or the "Adviser") and investment sub-advisers (each, a "Sub-Adviser" and, together, the "Sub-Advisers") to the Funds are referred to collectively as the "advisers." The affiliated and unaffiliated investment companies in which each Fund may invest are each referred to as an "Underlying Fund" and collectively as "Underlying Funds."

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. Under normal circumstances, each Target Date Fund invests only in shares of other investment companies: both (i) the Asset Class Funds and (ii) other mutual funds to which the Adviser does not serve as investment adviser that are identified in the Target Date Funds' Prospectus (together, "Unaffiliated Underlying Funds"). Each Asset Class Fund may also invest in Unaffiliated Underlying Funds and other investment companies (together with Unaffiliated Underlying Funds, "Underlying Funds"). Therefore, references to "Fund," where applicable, also refer to the Underlying Funds. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the advisers, such investments or investment practices will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. The Adviser or a Sub-Adviser, as applicable, may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by a Fund's stated investment policies, including those stated below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's investment objective.

Each Fund's principal investment strategies and the risks associated with the same are described in the "Summary

Section" and "More Information about the Funds' Investment Objectives, Strategies and Risks" sections of the Prospectuses. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that a Fund may utilize, even though they are not considered to be "principal" investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in a Fund's Prospectus, should not be considered to be a principal strategy (or related risk) applicable to that Fund.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")--ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

ASSET-BACKED SECURITIES--Asset-backed securities are securities backed by non-mortgage assets, such as company receivables, truck and auto loans, leases, home equity loans and credit card receivables.

Other asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations.

Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets that are passed through to the security holder. Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities.

For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There is also the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

COLLATERALIZED DEBT OBLIGATIONS ("CDOs"). CDOs are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation ("CLO") if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics that are characterized according to their degree of credit risk. Purchasers in CDOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CDOs in the longer maturity series are less likely than other asset passthroughs to be prepaid prior to their stated maturity.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

In addition to the general risks associated with debt securities discussed in this SAI and the Prospectus, asset-backed securities carry additional risks including, but not limited to, the possibilities that: (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

For purposes of the Funds' concentration policies, asset-backed securities will be classified according to the underlying assets securing such securities.

COMMERCIAL PAPER--Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days.

COMMODITY INVESTMENTS--A Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity investments, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, agricultural or meat products or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The Sub-Advisers and, to the extent it directly managed the assets of a Fund, the Adviser, seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism or political and regulatory developments. The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase in value. Of course, there can be no guarantee that these investments will perform in the same manner in the future, and at certain times the price movements of commodity investments have been parallel to those of debt and equity securities. In general, commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodity prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

CONSTRUCTION LOANS--In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration ("FHA") under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities and health care units. Project loans typically trade in two forms: either as FHA-insured or Government National Mortgage Association ("GNMA") insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development ("HUD") through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate ("CLC"). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate ("PLC"). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs nor PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

DEMAND INSTRUMENTS--Certain instruments may entail a demand feature that permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes. Demand instruments with demand notice periods exceeding seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under "Illiquid Securities" below.

DIRECT LOANS, ASSIGNMENTS AND LOAN PARTICIPATIONS--Senior loans and bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent frequently is a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement between the borrower and the lenders and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. A Fund can invest in a senior loan or bank loan either as a direct lender or through an assignment or participation. When a Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain senior loans or bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by a Fund may differ from and be more limited than those held by the assigning lender.

With respect to senior loan or bank loan participations, a holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. A Fund holding a participation will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the purchaser of a participation generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. In addition, if the borrower fails to pay principal and interest when due, a Fund may be subject to greater delays, expenses and risks that those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the advisers based on criteria approved by the Board.

DISTRESSED SECURITIES--Distressed securities are securities of issuers that are in transition, out of favor, financially leveraged or troubled or potentially troubled and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. Distressed securities are considered risky investments, although they may also offer the potential for correspondingly high returns. Such issuers' securities may be considered speculative, and the ability of such issuers to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such issuers.

EQUITY-LINKED WARRANTS--Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and purchases shares in the local market. The broker then issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrant can be redeemed for 100% of the value of the underlying stock (less transaction costs). American style warrants can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk associated with the issuing broker; however, the advisers select to mitigate this risk by only purchasing from issuers with high credit ratings. Equity-linked warrants also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks), and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act (see more information in the "Description of Permitted Investments and Risk Factors - Investment Companies" section of this SAI).

EQUITY SECURITIES--Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Further, fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including through recognized foreign exchanges, registered exchanges in the U.S. or the over-the-counter market. Equity securities are described in more detail below:

COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. The Funds may purchase preferred stock of all ratings as well as unrated stock.

WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged by the holder or by the issuer into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields that are higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities. The Funds that invest in convertible securities may purchase convertible securities of all ratings, as well as unrated securities.

SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies typically have lower trading volumes and consequently are often less liquid. Such securities may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EUROBONDS--A Eurobond is a fixed income security denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars or U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

EXCHANGE TRADED NOTES ("ETNS")--ETNs are generally senior, unsecured, unsubordinated debt securities issued by a sponsor. They are designed to provide investors a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN's returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristics with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, they are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked and the credit rating of the ETN issuer.

The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities/commodities/instruments underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value. Certain ETNs may not produce qualifying income for purposes of the "Qualifying Income Test" (as defined in the "Taxes" section of this SAI), which must be met in order for a Fund to maintain its status as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

FIXED INCOME SECURITIES--Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest and do not guarantee the yield or value of the securities or the yield or value of the Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

DURATION. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

INVESTMENT GRADE FIXED INCOME SECURITIES. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO") or, if not rated, are determined to be of comparable quality by a Fund's advisers, as applicable (see "Appendix A--Description of Ratings" for a description of the bond rating categories of several NRSROs). Ratings of each NRSRO represent its opinion of the safety of principal and interest payments, not the market risk, of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics and also have speculative characteristics. Securities rated Baa3 or higher by Moody's or BBB- or higher by Standard & Poor's ("S&P") are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher-rated categories. In the event a security owned by a Fund is downgraded below investment grade, the Fund's advisers, as applicable, will review the situation and take appropriate action with regard to the security.

LOWER-RATED SECURITIES. Lower-rated bonds or non-investment grade bonds are commonly referred to as "junk bonds" or high yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (known as "credit risk") and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (known as "market risk"). Lower-rated or unrated (I.E., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but also the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, it may be more difficult for a Fund to sell these securities, or a Fund may only be able to sell the securities at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain high yield securities at certain times. Under these circumstances, prices realized upon the sale of such lower-rated or unrated securities may be less than the prices used in calculating a Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower-rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the Fund's exposure to the risks of high yield securities. Certain Funds may invest in securities rated as low as "C" by Moody's or "D" by S&P and may invest in unrated securities that are of comparable quality as junk bonds.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

PAYMENT EXPECTATIONS. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, it may be forced to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may adversely affect a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

TAXES. The Funds may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and is therefore subject to the distribution requirements applicable to RICs under the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES--Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices that differ from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

The Funds' investments in emerging markets can be considered speculative and may therefore offer higher potential for gains and losses than investments in developed markets. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of such countries or investments in such countries. The economies of developing countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging market debt securities, a Fund's investments in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

FORWARD FOREIGN CURRENCY CONTRACTS--A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party's profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by "rolling" it over prior to the originally scheduled settlement date. A Fund may use forward contracts for cash equitization purposes, which allows a Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

The Funds may use currency instruments as part of a hedging strategy, as described below:

TRANSACTION HEDGING. Transaction hedging is when a Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, which generally arises in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Funds may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transaction.

POSITION HEDGING. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called "position hedging"). A Fund may use position hedging when the advisers reasonably believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

CROSS HEDGES. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

PROXY HEDGES. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

In addition to the hedging transactions described above, the Funds may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, a Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. Certain Funds may engage in currency transactions for hedging purposes, as well as to enhance the Fund's returns.

The Funds may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed-upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed. Under definitions recently adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared. These changes are expected to reduce counterparty/credit risk as compared to bilaterally negotiated contracts.

Open positions in forwards will be covered by the segregation or "earmarking" of assets determined to be liquid, and are marked to market daily, in accordance with the Funds' policies and procedures.

RISKS. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

The Funds may take active positions in currencies, which involve different techniques and risk analyses than the Funds' purchase of securities. Active investment in currencies may subject the Funds to additional risks, and the value of the Funds' investments may fluctuate in response to broader macroeconomic risks than if the Funds invested only in fixed income securities.

Currency transactions are subject to risks different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.

The Funds may take long and short positions in foreign currencies in excess of the value of the Funds' assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. If a Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

The Funds may invest in options on foreign currencies and currency futures contracts. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the "premium," but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of options contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or "writer." If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer's position. Options on currencies may be purchased in the over-the-counter market between commercial entities dealing directly with each other as principals. In purchasing an over-the-counter currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

The Funds may invest in foreign currency futures contracts. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject a Fund to additional risk.


A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the U.S. Commodity Futures Trading Commission ("CFTC"). As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the CFTC, a Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's new regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps.


A Fund may use futures contracts and related options for hedging, risk management or other purposes, as permitted by its stated investment policies. Instances in which a Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. A Fund may use futures contracts for cash equitization purposes, which allows the Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the custodian).

With respect to futures contracts that are not legally required to "cash settle," the Fund may cover the open position by setting aside or "earmarking" liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to "cash settle," however, the Fund is permitted to set aside or "earmark" liquid assets in an amount equal to the Fund's daily marked-to-market (net) obligation, if any, rather than the market value of the futures contract. By setting aside or "earmarking" assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or "earmark" assets equal to the full market value of the futures contract.

A Fund may "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also "cover" its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option. A Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and options on futures contracts, including the following: (i) the success of a hedging strategy may depend on the advisers' ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

GNMA SECURITIES--A Fund may invest in securities issued by GNMA, a wholly owned U.S. Government corporation that guarantees the timely payment of principal and interest. However, any premiums paid to purchase these instruments are not subject to GNMA guarantees.

GNMA securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and therefore less principal volatility than a comparable 30-year mortgage-backed bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, a Fund will receive monthly scheduled payments of principal and interest. In addition, a Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then-prevailing interest rate.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Due to this prepayment feature, GNMA certificates tend not to increase in value as much as most other debt securities when interest rates decline.

ILLIQUID SECURITIES--Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. The Funds may invest in illiquid securities. If, subsequent to purchase, a security held by a Fund becomes illiquid, the Fund may continue to hold the security. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the advisers determine the liquidity of a Fund's investments. In determining liquidity, the advisers may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security and the ability to assign or offset the rights and obligations of the security).

INFLATION PROTECTED SECURITIES--Inflation protected securities are fixed income securities whose value is periodically adjusted according to the rate of inflation. These securities may be issued by U.S. and foreign governments and corporations. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other U.S. and foreign inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk. The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U"), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. A Fund's distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where a Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, a Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

INSURANCE FUNDING AGREEMENTS ("IFAS")--An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the obligation is repaid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund's limitation on investment in illiquid securities when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. Additional information about illiquid securities is provided under "Illiquid Securities" above.

INVESTMENT COMPANIES--Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Other investment companies are continuously offered at net asset value, but may also be traded in the secondary market at a premium or discount to their net asset value.

Generally, the federal securities laws limit the extent to which the Funds can invest in securities of other investment companies, subject to certain exceptions. For example, a Fund is prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, subject to certain exceptions. Pursuant to Rule 12d1-1 under the 1940 Act, the Funds may invest in one or more affiliated or unaffiliated investment companies that comply with Rule 2a-7 under the 1940 Act (to the extent required by Rule 12d1-1), in excess of the limits of Section 12(d)(1)(A) of the 1940 Act.

A Fund may invest in Underlying Funds, including those managed by an adviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder. Information regarding the Underlying Funds indicates that each Underlying Fund intends to satisfy the tax requirements to be treated as a RIC under the Code. The value of a Fund's investment in an Underlying Fund will be affected if an Underlying Fund fails to satisfy the requirements to be taxed as a RIC. In such a case, the Underlying Fund would be treated as a regular corporation subject to entity level taxation prior to making any distributions to a Fund that holds shares in the Underlying Fund (see more information in the "Taxes" section of this SAI).

Unaffiliated Underlying Funds may have different fundamental and non-fundamental policies than the Funds, as disclosed in the statement of additional information for each Unaffiliated Underlying Fund.

EXCHANGE-TRADED FUNDS ("ETFS"). ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An index-based ETF seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of securities or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF's portfolio securities or other investments, leverage will cause the value of an ETF's shares to be more volatile than if the ETF did not use leverage. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause a leveraged ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF's investment income, resulting in greater losses. Such ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time, which may be enhanced during the periods of increased market volatility. Consequently, leveraged ETFs may not be suitable as long-term investments.

Leveraged Inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent a Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises--a result that is the opposite from traditional mutual funds. Leveraged inverse ETFs also pose all of the risks associated with other leveraged ETFs as well as other inverse ETFs. These investment vehicles may be extremely volatile and can potentially expose an investing Fund to theoretically unlimited losses.


Pursuant to orders issued by the SEC to the Trust and procedures approved by the Board, the Funds may invest in certain exchange-traded funds that have entered into a participation agreement with the Trust (collectively, "Exemption ETFs") in excess of the 3% limit described above, provided that the Funds otherwise comply with the conditions of the applicable SEC order, as it may be amended, and any other applicable investment limitations. Neither the Exemption ETFs nor their investment advisers make any representations regarding the advisability of investing in ETFs, generally, or the Exemption ETFs, specifically.


MASTER LIMITED PARTNERSHIPS--An Underlying Fund may invest up to 25% of its assets in master limited partnership units. Investments in units of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit an Underlying Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to an Underlying Fund of distributions from the MLP, likely causing a reduction in the value of the Underlying Fund's shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on an Underlying Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The Code provides that an Underlying Fund is permitted to invest up to 25% of its assets in one or more qualified publicly traded partnerships ("QPTPs"), which will include certain MLPs, and treat the income distributed by such QPTPs as qualifying income for purposes of the RIC Qualifying Income Test described in the "Taxes" section below.

MONEY MARKET SECURITIES--Money market securities consist of: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody's, or determined by the advisers to be of comparable quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Mortgage-backed securities are described in more detail below:

GOVERNMENT PASS-THROUGH SECURITIES. Government pass-through securities are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities ("FHLMC Gold PC securities"), which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Therefore, mortgage-backed securities or certificates issued by GNMA, including GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the U.S. Government. GNMA certificates are also supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Fannie Mae, on the other hand, is a government-sponsored organization owned by private stockholders. As a result of recent events (see below), the U.S. Treasury owns Fannie Mae's senior preferred stock as well as a warrant to purchase 79.9% of Fannie Mae's common stock. Still, mortgage-backed securities issued by Fannie Mae, which include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Freddie Mac is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, its common stock trades on the over-the-counter market. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not backed by the full faith and credit of the U.S. Government and therefore are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On September 6, 2008, the Federal Housing Finance Agency ("FHFA") and the U.S. Treasury began a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities under conservatorship with the FHFA. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements ("SPAs"), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event that their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae's and Freddie Mac's net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios.

The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer higher yields than those available from other types of U.S. Government securities, the prepayment feature may cause mortgage-backed securities to be less effective than other types of securities as a means of "locking in" attractive long-term rates. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

PRIVATE PASS-THROUGH SECURITIES. Private pass-through securities are mortgage-backed securities issued by a nongovernmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

CMOS. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series that have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through securities to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance and some CMOs may be backed by GNMA certificates or other mortgage pass-through securities issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICS. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing; that is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property.

PARALLEL PAY SECURITIES; PLANNED AMORTIZATION CLASS CMOS ("PAC BONDS"). Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC bonds generally require payments of a specified amount of principal on each payment date. PAC bonds are always parallel pay CMOs, with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments are usually determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

PFANDBRIEFE. A Pfandbriefe is a fixed-term, fixed-rate bond issued by a German mortgage bank or a public-sector bank to finance secured real estate loans or public sector loans. Although Pfandbriefe are collateralized securities, the issuer assumes all of the prepayment risk.

ESTIMATED AVERAGE LIFE. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an "average life estimate." An average life estimate is a function of an assumption regarding anticipated prepayment patterns and is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MORTGAGE DOLLAR ROLLS--Mortgage dollar rolls, or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein, the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held.

Each Fund's obligations under a mortgage dollar roll agreement must be covered by segregated or "earmarked" liquid assets equal in value to the securities subject to repurchase by the Fund.

MUNICIPAL SECURITIES--Municipal securities consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

Additional information regarding municipal securities is described below:

MUNICIPAL BONDS. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds consist of general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. A Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from federal income tax. Municipal bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

MUNICIPAL LEASES. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality's covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing.

Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section "Illiquid Securities" above.

MUNICIPAL NOTES. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests in municipal notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

NON-DIVERSIFICATION--Certain Underlying Funds may be non-diversified investment companies, as defined in the 1940 Act, which means that a relatively high percentage of those Underlying Funds' assets may be invested in the obligations of a limited number of issuers. The value of the shares of each such Underlying Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.

Each such Underlying Fund intends to satisfy the diversification requirements necessary to qualify as a RIC under the Code, which, among other diversification limitations, requires that each such Underlying Fund be diversified (I.E., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S.
BANKS--
Investments in bank obligations consist of obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include unfavorable future political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund.

Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations Consist of the following:

BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

BANK NOTES. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and can normally be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal are considered to be illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities" above.

TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, a time deposit earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities" above.

OBLIGATIONS OF SUPRANATIONAL ENTITIES--Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (or "World Bank"),the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Currently, each Fund that may purchase obligations of supranational entities intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank.

OPTIONS--A Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

Each Fund may trade put and call options on securities, securities indices and currencies, as the advisers, as applicable, determine is appropriate in seeking the Fund's investment objective, unless otherwise restricted by the Fund's investment limitations as set forth below (see "Investment Limitations" below).

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write (I.E., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. Certain Funds may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund's total return. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. First, OTC options are transacted directly with dealers and not with a clearing corporation and therefore entail the risk of non-performance by the dealer. In addition, OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date of the option.

At the time of selling a call option, the Fund may cover the option by owning, among other things: (i) the underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate or foreign currency; (ii) a call option on the same security or index with the same or lesser exercise price; (iii) a call option on the same security, index or foreign currency with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; (iv) cash or liquid securities equal to at least the market value of the optioned securities, interest rate or foreign currency; or (v) in the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things: (i) entering into a short position in the underlying security; (ii) purchasing a put option on the same security, index, interest rate or foreign currency with the same or greater exercise price; (iii) purchasing a put option on the same security, index, interest rate or foreign currency with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or (iv) maintaining the entire exercise price in liquid securities.

RISKS. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(ii) there may be an imperfect correlation between the movement in prices of options and the underlying securities; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS--Pay-in-kind bonds are securities that, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATIONS--Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

PUT TRANSACTIONS--Certain Funds may purchase securities at a price that would result in a yield to maturity lower than generally offered by the seller at the time of purchase when a Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in securities. A Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions that an adviser believes present minimum credit risks, and an adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, such as to maintain Fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put (although the final maturity of the security is later than such date).

RECEIPTS--Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts consist of "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONs, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities ("STRIPS") (see "U.S. Treasury Obligations" below) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")--REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REAL ESTATE OPERATING COMPANIES ("REOCS")--REOCs are real estate companies that engage in the development, management or financing of real estate. Typically, REOCs provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are: (i) availability of tax-loss carry-forwards, (ii) operation in non-REIT-qualifying lines of business; and (iii) the ability to retain earnings.

REPURCHASE AGREEMENTS--A repurchase agreement is an agreement in which one party sells securities to another party in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the advisers. The repurchase agreements entered into by a Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The advisers monitor compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral.

In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. At times, the investments of each of the Funds in repurchase agreements may be substantial when, in the view of the advisers, liquidity or other considerations so warrant.

RESTRICTED SECURITIES--Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to a Fund's limitation on investing in illiquid securities. This determination is to be made by the advisers, as applicable, pursuant to guidelines adopted by the Board. Under these guidelines, the particular adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the security, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(2) commercial paper issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS--Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Each Fund may invest up to 5% of its net assets in reverse repurchase agreements.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback would typically be offset by earmarking on the books of the Fund or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund's forward commitment to repurchase the underlying security.

SECURITIES LENDING--Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1 / 3% of the total asset value of the Fund (including the loan collateral). Each Fund will not lend portfolio securities to its advisers or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral or other fee to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

A Fund will invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of a registered money market fund, or of an unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act as permitted by Rule 12d1-1 under the 1940 Act. Such money market funds might not seek or be able to maintain a stable $1.00 per share net asset value.

The investment of cash collateral subjects a Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

SHORT SALES--Short sales may be used by certain Funds as part of their overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if, at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.

The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) own the security sold short or hold a call option on the security sold short with a strike price equal to or less than the price at which the security was sold short by the Fund. The Funds may engage in short sales in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When a Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

SOVEREIGN DEBT SECURITIES

HIGH YIELD SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

GENERAL. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

STRUCTURED SECURITIES--Certain Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate they will invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there is currently no active trading market for Structured Securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in such securities may be limited by certain investment restrictions contained in the 1940 Act (see more information in the "Description of Permitted Investments and Risk Factors - Investment Companies" section of this SAI).

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS--Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these or various other rates, securities, instruments, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate and the other party makes payments calculated with reference to a specified floating interest rate, such as the London Interbank Offered Rate ("LIBOR") or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap: (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies;
(ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

Certain Funds may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as a buyer, will receive the full notional value of the underlying that may have little or no value following default.

As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, a Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). A Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be "covered" as discussed below. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under the existing agreements with that party would exceed 5% of the Fund's total assets.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement, a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that the advisers believe to be creditworthy. In addition, a Fund will earmark on the books of the Fund or segregate cash or liquid securities in an amount equal to any liability amount owed under a swap, cap, floor, collar or swaption agreement or will otherwise "cover" its position as required by the 1940 Act.

U.S. GOVERNMENT SECURITIES--Examples of types of U.S. Government securities in which a Fund may invest consist of U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Fannie Mae, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

RECEIPTS. Receipts are interests in separately-traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry systems known as STRIPS and TRs.

U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (E.G., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the U.S. Treasury (E.G., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (E.G., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that, in the event of a default prior to maturity, there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued and delayed delivery basis, including "TBA" (to be announced) basis, transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered are generally determined two days prior to the settlement date. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value of these securities at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the advisers deem it appropriate. When a Fund purchases when-issued or delayed delivery securities, it will segregate or "earmark" until the settlement date cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities.

YANKEE OBLIGATIONS ("YANKEES")--Yankees are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

Yankees selected for a Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES--Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value; or
(ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (E.G., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and is therefore subject to the distribution requirements applicable to RICs under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

                             INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds.

FUNDAMENTAL POLICIES

The Trust (on behalf of the Funds) has adopted the following policies as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of a Fund. Under the 1940 Act, the "vote of a majority of the outstanding voting securities" means the vote of the holders of the lesser of
(i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund's outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

1. Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Each Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Each Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Each Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
     (ii) tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of this fundamental policy, investments in securities of other investment companies are not deemed to be "investments in a particular industry."

5. Each Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Each Fund may purchase securities of an issuer, except if such purchase is inconsistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7. Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

8. The KP Large Cap Equity Fund may not change its investment objective to seek long-term capital appreciation primarily through investments in a diversified portfolio of large cap equity securities without the affirmative vote of the holders of a majority of its outstanding voting securities.

9. The KP Small Cap Equity Fund may not change its investment objective to seek long-term capital appreciation primarily through investments in a diversified portfolio of small cap equity securities without the affirmative vote of the holders of a majority of its outstanding voting securities.

10. The KP International Equity Fund may not change its investment objective to seek long-term capital appreciation primarily through investments in a diversified portfolio of non-U.S. equity securities without the affirmative vote of the holders of a majority of its outstanding voting securities.

11. The KP Fixed Income Fund may not change its investment objective to seek to provide current income consistent with the preservation of capital without the affirmative vote of the holders of a majority of its outstanding voting securities.

12. Each of the KP Retirement Path 2015, KP Retirement Path 2020, KP Retirement Path 2025, KP Retirement Path 2030, KP Retirement Path 2035, KP Retirement Path 2040, KP Retirement Path 2045, KP Retirement Path 2050, KP Retirement Path 2055 and KP Retirement Path 2060 Funds may not change its investment objective to seek to achieve a balance of long-term capital growth, inflation protection, and current income by investing in a diversified mix of asset classes and investment strategies that becomes increasingly conservative over the life of such Fund without the affirmative vote of the holders of a majority of its outstanding voting securities.

The following descriptions of the 1940 Act may assist shareholders in understanding the above polices and restrictions.

BORROWING. The 1940 Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the Fund's investment restriction. Section 18(f) of the 1940 Act permits an investment company to borrow only from banks.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of the Fund's concentration policy, each Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner. The Funds currently use the Standard Industrial Classification ("SIC") system to define industries and classify companies within such industries. The SIC system may change its industry definitions and classifications of companies within such industries from time to time.

DIVERSIFICATION. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by a fund.

LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. Each Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed by vote of the Fund's Board of Trustees.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

UNDERWRITING. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

NON-FUNDAMENTAL POLICIES

The Funds observe the following policies, which are not deemed fundamental and which may be changed by the Board without shareholder vote.

1. Each Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of such Fund's net assets.

2. Each Fund may not borrow money (i) in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets) and (ii) other than from a bank, provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation.

3. Each Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

4. Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. Each Fund may not purchase or sell or invest directly in real estate unless acquired as a result of its ownership in securities or other investments and except pursuant to the exercise of its rights under loan agreements related to its investments or to the extent that its investments in senior loans or bank loans may be considered to be investments in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

5. Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

6. The KP Large Cap Equity Fund may not change its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of large capitalization companies without 60 days' prior notice to shareholders.

7. The KP Small Cap Equity Fund may not change its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies without 60 days' prior notice to shareholders.

8. The KP International Equity Fund may not change its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities without 60 days' prior notice to shareholders.

9. The KP Fixed Income Fund may not change its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities without 60 days' prior notice to shareholders.

When valuing derivative instruments for the purpose of determining compliance with its 80% test described in Non-Fundamental Policies 6-9, as appropriate, each Fund will use the market value, if available, or otherwise the fair market value, of such derivative instrument. The KP Large Cap Equity Fund considers only those convertible securities that are immediately convertible and actually in the money as equity securities for purposes of determining compliance with its 80% test described in Non-Fundamental Policy 6.

Each Fund has identical fundamental and non-fundamental investment policies except to the extent that each Fund may have different investment objectives, as described in Fundamental Policies 8-12, and different 80% policies, as described in Non-Fundamental Policies 6-9. Except with respect to borrowing and illiquid securities, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable (i.e., based on the Adviser's determination regarding the orderly disposition of such assets). Each Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act.



                               THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services or employs certain other parties, including its affiliates, who provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (i) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (ii) by the Administrator on not less than 90 days' written notice to the Trust.

ADMINISTRATION FEES. For its administrative services, the Administrator receives a fee, which is calculated based upon the aggregate average daily net assets of the Trust and paid monthly by each Fund at the following annual rates:

--------------------------------------------------------------------------------
FUND                                                      ADMINISTRATION FEE
--------------------------------------------------------------------------------
KP Large Cap Equity Fund                                        .03%
--------------------------------------------------------------------------------
KP Small Cap Equity Fund                                        .03%
--------------------------------------------------------------------------------
KP International Equity Fund                                    .03%
--------------------------------------------------------------------------------
KP Fixed Income Fund                                            .03%
--------------------------------------------------------------------------------
KP Retirement Path 2060 Fund                                    .025%
--------------------------------------------------------------------------------
KP Retirement Path 2055 Fund                                    .025%
--------------------------------------------------------------------------------
KP Retirement Path 2050 Fund                                    .025%
--------------------------------------------------------------------------------
KP Retirement Path 2045 Fund                                    .025%
--------------------------------------------------------------------------------
KP Retirement Path 2040 Fund                                    .025%
--------------------------------------------------------------------------------
KP Retirement Path 2035 Fund                                    .025%
--------------------------------------------------------------------------------
KP Retirement Path 2030 Fund                                    .025%
--------------------------------------------------------------------------------
KP Retirement Path 2025 Fund                                    .025%
--------------------------------------------------------------------------------
KP Retirement Path 2020 Fund                                    .025%
--------------------------------------------------------------------------------
KP Retirement Path 2015 Fund                                    .025%
--------------------------------------------------------------------------------

                        THE ADVISER AND THE SUB-ADVISERS

GENERAL. Callan Associates Inc. ("Callan" or the "Adviser"), an investment consulting and investment advisory firm formed in 1973 by Edward Callan, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 600 Montgomery Street, Suite 800, San Francisco, CA 94111. The Adviser is an independent firm, with over 70 owner-employees, that provides investment consulting services to public and private pension plan sponsors, endowments, foundations, operating funds, investment management firms, financial intermediaries, and mutual fund boards of directors. As of March 31, 2014, the Adviser had approximately $9 billion in assets under management.

MANAGER OF MANAGERS STRUCTURE. The Adviser acts as the manager of managers of the Funds and is responsible for the investment performance of the Funds, since it allocates each Fund's assets to the Sub-advisers and recommends hiring or changing Sub-advisers to the Board of Trustees. The "manager of managers" structure enables the Funds to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approval of Sub-Advisory agreements (defined below). The structure does not permit investment advisory fees paid by each Fund to the Adviser to be increased or to materially change the Adviser's obligations under the Advisory Agreement (defined below), including the Adviser's responsibility to monitor and oversee sub-advisory services furnished to each Fund, without shareholder approval. Furthermore, any Sub-Advisory agreements with affiliates of each Fund or the Adviser, except for Sub-Advisory Agreements with a direct or indirect wholly owned subsidiary of the Adviser or any future parent company of the Adviser (a "Wholly-Owned Sub-adviser"), will require shareholder approval. THE ADVISER HAS ULTIMATE RESPONSIBILITY (SUBJECT TO OVERSIGHT BY THE BOARD) TO OVERSEE THE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION, AND REPLACEMENT.

MULTI-MANAGER EXEMPTIVE ORDER. The Funds and the Adviser have obtained an exemptive order from the Securities and Exchange Commission (the "SEC") that permits the Adviser, subject to certain conditions, to select new Sub-Advisers, including Wholly-Owned Sub-advisers, with the approval of the Board but without obtaining shareholder approval. Any changes to a Sub-Advisory agreement that would result in an increase in the total management and advisory fees payable by a Fund will be required to be approved by the shareholders of that Fund. The order also permits the Adviser to materially change the terms of Sub-Advisory Agreements or to continue the employment of a Sub-Adviser after an event that would otherwise cause the automatic termination of services. The order also permits the Funds to disclose Sub-Advisers' fees only in the aggregate in their registration statement. This arrangement has been approved by the Board of Trustees and each Fund's initial shareholder. Within 90 days of retaining a new Sub-Adviser for a Fund, shareholders of the Fund will receive notification of the change.


ADVISORY AND SUB-ADVISORY AGREEMENTS. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser oversees the investment advisory services provided to the Funds. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with the Adviser, and under the supervision of the Adviser and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds.


The Advisory Agreement and certain of the Sub-Advisory Agreements provide that the Adviser (or any Sub-Adviser) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Sub-Advisory Agreements provide that a Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

After its initial two year term, the continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser or a Sub-Adviser, as applicable, or by the Adviser or a Sub-Adviser, as applicable, on 90 days' written notice to the Trust.

ADVISORY FEES. For these advisory services, the Adviser receives a fee, which is calculated daily and paid monthly at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

---------------------------------------------------------------------------------------------------------------------------
FUND                                                            ANNUAL ADVISORY FEE
---------------------------------------------------------------------------------------------------------------------------
KP Large Cap Equity Fund                    0.05% of the Fund's average daily net assets.
---------------------------------------------------------------------------------------------------------------------------
KP Small Cap Equity Fund                    0.05% of the Fund's average daily net assets.
---------------------------------------------------------------------------------------------------------------------------
KP International Equity Fund                0.05% of the Fund's average daily net assets.
---------------------------------------------------------------------------------------------------------------------------
KP Fixed Income Fund                        0.05% of the Fund's average daily net assets.
---------------------------------------------------------------------------------------------------------------------------
                                            0.00% of the Fund's average daily net assets invested in Affiliated
                                            Underlying Funds.(1)
                                            0.05%% of the Fund's average daily net assets invested in
KP Retirement Path 2015 Fund                Unaffiliated Underlying Funds.(2)
---------------------------------------------------------------------------------------------------------------------------
                                            0.00% of the Fund's average daily net assets invested in Affiliated
                                            Underlying Funds.(1)
                                            0.05%% of the Fund's average daily net assets invested in
KP Retirement Path 2020 Fund                Unaffiliated Underlying Funds.(2)
---------------------------------------------------------------------------------------------------------------------------
                                            0.00% of the Fund's average daily net assets invested in Affiliated
                                            Underlying Funds.(1)
                                            0.05% of the Fund's average daily net assets invested in
KP Retirement Path 2025 Fund                Unaffiliated Underlying Funds.(2)
---------------------------------------------------------------------------------------------------------------------------
                                            0.00% of the Fund's average daily net assets invested in Affiliated
                                            Underlying Funds.(1)
                                            0.05% of the Fund's average daily net assets invested in
KP Retirement Path 2030 Fund                Unaffiliated Underlying Funds.(2)
---------------------------------------------------------------------------------------------------------------------------
                                            0.00% of the Fund's average daily net assets invested in Affiliated
                                            Underlying Funds.(1)
                                            0.05% of the Fund's average daily net assets invested in
KP Retirement Path 2035 Fund                Unaffiliated Underlying Funds.(2)
---------------------------------------------------------------------------------------------------------------------------
                                            0.00% of the Fund's average daily net assets invested in Affiliated
                                            Underlying Funds.(1)
                                            0.05% of the Fund's average daily net assets invested in
KP Retirement Path 2040 Fund                Unaffiliated Underlying Funds.(2)
---------------------------------------------------------------------------------------------------------------------------
                                             0.00% of the Fund's average daily net assets invested in Affiliated
                                             Underlying Funds.(1)
                                             0.05% of the Fund's average daily net assets invested in
KP Retirement Path 2045 Fund                 Unaffiliated Underlying Funds.(2)
---------------------------------------------------------------------------------------------------------------------------
                                             0.00% of the Fund's average daily net assets invested in Affiliated
                                             Underlying Funds.(1)
                                             0.05% of the Fund's average daily net assets invested in
KP Retirement Path 2050 Fund                 Unaffiliated Underlying Funds.(2)
---------------------------------------------------------------------------------------------------------------------------
                                             0.00% of the Fund's average daily net assets invested in Affiliated
                                             Underlying Funds.(1)
                                             0.05% of the Fund's average daily net assets invested in
KP Retirement Path 2055 Fund                 Unaffiliated Underlying Funds.(2)
---------------------------------------------------------------------------------------------------------------------------
                                             0.00% of the Fund's average daily net assets invested in Affiliated
                                             Underlying Funds.(1)
                                             0.05% of the Fund's average daily net assets invested in
KP Retirement Path 2060 Fund                 Unaffiliated Underlying Funds.(2)
---------------------------------------------------------------------------------------------------------------------------

(1) "Affiliated Underlying Funds" are Underlying Funds to which the Adviser serves as investment adviser.

(2) "Unaffiliated Underlying Funds" are Underlying Funds to which the Adviser does not serve as investment adviser.

In addition, the Adviser has contractually agreed to reimburse all state registration and "blue sky" fees and expenses ("State Registration Fees") paid by the KP Retirement Path 2050 Fund, KP Retirement Path 2055 Fund and KP Retirement Path 2060 Fund to the extent such State Registration Fees exceed 0.01% of each of a Fund's daily net assets until April 30, 2015.

As of the most recently completed fiscal year ended December 31, 2013, the Funds had not commenced operations and therefore did not pay any fees to the Adviser, nor have any fees waived by the Adviser as of such date.


Under certain circumstances, the Adviser may engage one or more third-party transition management service providers to execute transactions on behalf of a Fund. These circumstances may include (but are not limited to) (i) the replacement, addition, or removal of a Sub-Adviser by the Adviser, requiring assets to be transitioned between Sub-Adviser accounts, or (ii) large pre-planned contributions to or withdrawals or transfers among from a Fund. During such time, the Adviser will instruct the transition manager(s) as to what transactions to effect on behalf of the Fund's portfolio. Depending on the circumstances under which a transition manager was engaged, the duration of any such transition management services will vary and will be determined by the Adviser's view on the appropriate length of the transition event.

THE SUB-ADVISERS.


ACADIAN ASSET MANAGEMENT LLC--Acadian Asset Management LLC ("Acadian"), located at 260 Franklin Street, Boston, MA 02110, serves as a Sub-Adviser to a portion of the assets of the KP International Equity Fund. Acadian was founded in 1986 and is a subsidiary of Old Mutual Asset Managers (US) LLC, which is an indirect wholly owned subsidiary of Old Mutual plc. As of March 31, 2014, Acadian had approximately $65.9 billion in assets under management.

CASTLEARK MANAGEMENT LLC--CastleArk Management LLC ("CastleArk"), located at 1
N. Wacker Drive, Suite 3950, Chicago, IL 60606, serves as a Sub-Adviser to a portion of the assets of the KP Small Cap Equity Fund. CastleArk is a 100% employee owned registered investment adviser founded in Chicago in 1999 by Jerry Castellini and Ed Clark. As of March 31, 2014, CastleArk had approximately $4.0 billion in assets under management.

COLUMBUS CIRCLE INVESTORS--Columbus Circle Investors ("CCI"), located at Metro Center, One Station Pl, 8th Floor, South Stamford, CT 06902, serves as a Sub-Adviser to a portion of the assets of the KP Small Cap Equity Fund. CCI is a Delaware general partnership established in 1975 and based in Stamford, Connecticut. CCI is a partly-owned subsidiary of Principal Global Investors, LLC, a member of the publicly traded Principal Financial Group, Inc. Managing employees of CCI maintain an ownership interest in the company through their ownership interests in the holding company CCIP, LLC. As of March 31, 2014, CCI had approximately $17.5 billion in assets under management.

DEPRINCE RACE & ZOLLO, INC.--DePrince Race & Zollo, Inc. ("DRZ"), located at 250 Park Avenue South, Suite 250, Winter Park, FL 32789, serves as a Sub-Adviser to a portion of the assets of the KP Small Cap Equity Fund. DRZ is an independently-owned investment adviser founded in 1995 by Gregory M. DePrince, John D. Race and Victor A. Zollo. As of March 31, 2014, DRZ had approximately $8.72 billion in assets under management.

EATON VANCE MANAGEMENT--Eaton Vance Management ("Eaton Vance"), located at Two International Place, Boston, MA 02110, serves as a Sub-Adviser to a portion of the assets of the KP Fixed Income Fund. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp, a Maryland corporation and publicly-held holding company. As of March 31, 2014, Eaton Vance had approximately $285.4 billion in assets under management.

LOOMIS, SAYLES & COMPANY, L.P.--Loomis, Sayles & Company, L.P. ("Loomis Sayles"), located at One Financial Center, Boston, MA 02111-2621, serves as a Sub-Adviser to a portion of the assets of the KP Fixed Income Fund. Loomis Sayles, a Delaware limited partnership, was founded in 1926 and is a subsidiary of Natixis Global Asset Management, L.P., which is part of Natixis Global Asset Management, an international asset management group based in Paris, France . As of March 31, 2014, Loomis Sayles had approximately $209.9 billion in assets under management.

MARATHON ASSET MANAGEMENT LLP--Marathon Asset Management LLP
("Marathon-London"), located at Orion House, 5 Upper St. Martins Lane, London, WC2H 9EA, serves as a Sub-Adviser to a portion of the assets of the KP International Equity Fund. Marathon-London is an independent investment management company based in the West End of London. As of March 31, 2014, Marathon-London had approximately $51 billlion in assets, under mamangement.

MFS INVESTMENT MANAGEMENT--Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS"), located at 111 Huntington Avenue, Boston, MA 02199-7618, serves as a Sub-Adviser to a portion of the assets of the KP Large Cap Equity Fund and the KP International Equity Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. As of March 31, 2014, MFS had approximately $420 billion in assets under management.

PAYDEN & RYGEL--Payden & Rygel ("Payden & Rygel"), located at 333 S. Grand Avenue, 32nd Flr., Los Angeles, CA 90071, serves as a Sub-Adviser to a portion of the assets of the KP Fixed Income Fund. Payden & Rygel was established in 1983 and is fully owned by 21 senior executives. As of March 31, 2014, Payden & Rygel had approximately $84.6 billion in assets under management.

SSGA FUNDS MANAGEMENT, INC.--SSgA Funds Management, Inc. ("SSgA FM"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as a Sub-Adviser to a portion of the assets of the KP Large Cap Equity Fund, the KP Small Cap Equity Fund, the KP International Equity Fund and the KP Fixed Income Fund. SSgA FM, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. As of March 31, 2014, SSgA FM had approximately $348.2 billion in assets under management. State Street Global Advisors ("SSgA"), consisting of SSgA FM and other investment advisory affiliates of State Street, is the investment management arm of State Street. As of March 31, 2014, SSgA had approximately $2,380.9 billion(1) in assets under management.

T. ROWE PRICE ASSOCIATES, INC.--T. Rowe Price Associates, Inc. ("T. Rowe Price"), located at 100 East Pratt Street, Baltimore, MD 21202 serves as a Sub-Adviser to a portion of the assets of the KP Large Cap Equity Fund. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc. As of March
31, 2014, T. Rowe Price had approximately $711.4 billion in assets under management.

WALTHAUSEN & CO., LLC--Walthausen & Co., LLC ("Walthausen"), located at 2691 Route 9, Suite 102, Malta, NY 12020, serves as a Sub-Adviser to a portion of the assets of the KP Small Cap Equity Fund. Walthausen is an employee-owned investment adviser founded by John Walthausen in 2007. As of March 31, 2014, Walthausen had approximately $1.48 billion in assets under management.



----------
(1) This figure includes assets of the SPDR Gold Trust, for which State Street Global Markets, LLC, an affiliate of SSgA, serves as the marketing agent. SSgA'a assets under management totals are unaudited.

SUB-ADVISORY FEES. The Funds commenced operations on January 10, 2014, and therefore did not pay any fees to the Sub-Adviser, nor have any fees waived by the Sub-Adviser during the fiscal year ended December 31, 2013.


PORTFOLIO MANAGEMENT

CALLAN

COMPENSATION. Callan's compensation structure is based on the company's commitment to investment consulting solutions. Compensation is provided by base salary, year-end bonus and a company match in the retirement 401(k) plan. Additionally, as an employee-owned firm, equity incentives are made available to certain key professionals who have demonstrated a commitment to the long-term growth of the firm. Compensation is not tied to performance of the Fund or assets under management.


OWNERSHIP OF FUND SHARES. As of the fiscal year ended December 31, 2013, the portfolio manager did not beneficially own shares of the Fund because the Fund was not in operation.


OTHER ACCOUNTS. As of December 31, 2013, in addition to the Funds, the portfolio managers were responsible for the day-today management of certain other accounts, as listed below:




------------------------------------------------------------------------------------------------------------------------------------
                          REGISTERED                           OTHER POOLED
                     INVESTMENT COMPANIES                   INVESTMENT VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO      NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS
MANAGER        ACCOUNTS           (IN MILLIONS)          ACCOUNTS          (IN MILLIONS)          ACCOUNTS         (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
Greg Allen        0                    $0                  23                $4,019.8                0                    $0
------------------------------------------------------------------------------------------------------------------------------------
Kelly Cliff       0                    $0                  23                $4,019.8                0                    $0
------------------------------------------------------------------------------------------------------------------------------------

None of the accounts listed above is subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. A potential conflict of interest may arise as a result of Callan's portfolio managers' management of the Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Funds. This conflict of interest may be exacerbated to the extent that Callan or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Funds. Notwithstanding this theoretical conflict of interest, it is Callan's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Callan has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Callan's portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Funds, such securities might not be suitable for the Funds given their investment objectives and related restrictions.

ACADIAN

COMPENSATION. The Adviser pays Acadian a fee based on the assets under management of the KP International Equity Fund as set forth in an investment sub-advisory agreement between Acadian and the Adviser. Acadian pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the KP International Equity Fund.

Compensation structure varies among professionals, although the basic package involves a base salary, bonus potential, profit sharing potential, various fringe benefits, and, among the majority of senior investment professionals and certain other key employees, equity ownership in the firm as part of the Acadian Key Employee Limited Partnership.

Compensation is highly incentive-driven, with Acadian paying up to and sometimes in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual's contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, portfolio performance, asset growth, and overall firm performance. Since portfolio management is a team approach, investment team members' compensation is not linked to the performance of specific accounts but rather to the individual's overall contribution to the success of the team and the firm's profitability.

OWNERSHIP OF FUND SHARES. The KP International Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.


NAME                                   DOLLAR RANGE OF FUND SHARES OWNED(1)
John R. Chisholm, CFA                                  None
Brendan Bradley, Ph.D.                                 None
Matthew Rothman, Ph.D.                                 None
Joshua White, Ph.D., CFA                               None
Asha Mehta, CFA                                        None

(1) Valuation date is December 31, 2013.

OTHER ACCOUNTS. As of December 31, 2013, in addition to the KP International Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:


------------------------------------------------------------------------------------------------------------------------------------
                          REGISTERED                           OTHER POOLED
                     INVESTMENT COMPANIES                   INVESTMENT VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO           NUMBER OF     TOTAL ASSETS          NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS
MANAGER             ACCOUNTS      (IN MILLIONS)          ACCOUNTS          (IN MILLIONS)          ACCOUNTS         (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
John R. Chisholm,     10             $5,788                  64             $15,547                 136              $43,4903
CFA                   1(*)           $1,517                  9(*)           $1,687                  18(*)            $8,823
------------------------------------------------------------------------------------------------------------------------------------
Brendan Bradley,      10             $5,788                  64             $15,547                 136              $43,4903
Ph.D.                 1(*)           $1,517                  9(*)           $1,687                  18(*)            $8,823
------------------------------------------------------------------------------------------------------------------------------------
Matthew Rothman,      10             $5,788                  64             $15,547                 136              $43,4903
Ph.D.                 1(*)           $1,517                  9(*)           $1,687                  18(*)            $8,823
------------------------------------------------------------------------------------------------------------------------------------
Joshua White, Ph.D.,  10             $5,788                  64             $15,547                 136              $43,4903
CFA                   1(*)           $1,517                  9(*)           $1,687                  18(*)            $8,823
------------------------------------------------------------------------------------------------------------------------------------
                      10             $5,788                  64             $15,547                 136              $43,4903
Asha Mehta, CFA       1(*)           $1,517                  9(*)           $1,687                  18(*)            $8,823
------------------------------------------------------------------------------------------------------------------------------------

(1) The Acadian Investment Team for core-equity strategies, of which the subject strategy is one, consists of 20 portfolio managers and is not segregated along product lines or by client type. The team noted above works on all products and the data shown reflects firm-level numbers of core-equity accounts and assets under management, segregated by investment vehicle type.

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the KP International Equity Fund, which may have different investment guidelines and objectives. In addition to the KP International Equity Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the KP International Equity Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the KP International Equity Fund and the other accounts. The other accounts may have similar investment objectives or strategies to the KP International Equity Fund, may track the same benchmarks or indexes that the KP International Equity Fund tracks and may sell securities that are eligible to be held, sold or purchased by the KP International Equity Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the KP International Equity Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the KP International Equity Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

CASTLEARK

COMPENSATION. Portfolio managers are compensated in two ways: base salary plus participation in the profitability of their specific product. In addition, as a result of a recent restructuring, certain investment professionals, including Jim Stark and Greg Baxter, became equity owners in the firm during 2013.

OWNERSHIP OF FUND SHARES. The KP Small Cap Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME                                   DOLLAR RANGE OF FUND SHARES OWNED(1)
James Stark                                            None
Gregory Baxter                                         None

(1) Valuation date is December 31, 2013.


OTHER ACCOUNTS. As of December 31, 2013, in addition to the KP Small Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:


------------------------------------------------------------------------------------------------------------------------------------
                          REGISTERED                           OTHER POOLED
                     INVESTMENT COMPANIES                   INVESTMENT VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO           NUMBER OF     TOTAL ASSETS          NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS
MANAGER             ACCOUNTS      (IN MILLIONS)          ACCOUNTS          (IN MILLIONS)          ACCOUNTS         (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
James Stark            0              $0                    0                  $0                   13                 $572
------------------------------------------------------------------------------------------------------------------------------------
Greg Baxter            0              $0                    0                  $0                   13                 $572
------------------------------------------------------------------------------------------------------------------------------------

None of the accounts listed above are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. A potential conflict of interest may arise as a result of CastleArk's portfolio managers' day-to-day management of the KP Small Cap Equity Fund. Because of their positions with the KP Small Cap Equity Fund, the portfolio managers know the size, timing and possible market impact of KP Small Cap Equity Fund trades. It is theoretically possible that CastleArk's portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the KP Small Cap Equity Fund. However, CastleArk has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

CCI

COMPENSATION. CCI seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

     a) Base Salary. Each member of the professional staff is paid a fixed base salary, which varies depending on the experience and responsibilities assigned to that individual. The firm's goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.

     b) Bonus. Each member of the professional staff is eligible to receive an annual bonus. Targeted bonus amounts vary among professional staff based on the experience level and responsibilities. Bonus compensation is based upon the performance of the investment strategy and the role that person plays in adding to the overall value added to the portfolio(s).

          A second bonus pool is for long term compensation and retention. Five percent of the firm's profits are allocated to certain employees via a three year cliff vesting deferred cash program. These units are awarded based on the employees' contribution to CCI during the year.

          A third five percent pool is used for phantom equity and has less than five participants (three year cliff) and is based on the growth of the firm.

     c) Equity Payments. Professional staff who are equity partners of CCI receive also quarterly distributions based upon their equity ownership share and firm profitability.

All CCI employees are eligible to participate in a competitive benefits package including health and retirement benefits in the form of a 401(k) plan.

OWNERSHIP OF FUND SHARES. As of the fiscal year ended December 31, 2013, the portfolio manager did not beneficially own shares of the Fund because the Fund was not in operation.

OTHER ACCOUNTS. As of December 31, 2013, in addition to the KP Small Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:


------------------------------------------------------------------------------------------------------------------------------------
                          REGISTERED                           OTHER POOLED
                     INVESTMENT COMPANIES                   INVESTMENT VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO           NUMBER OF     TOTAL ASSETS          NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS
MANAGER             ACCOUNTS      (IN MILLIONS)          ACCOUNTS          (IN MILLIONS)          ACCOUNTS         (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Clifford Fox, CFA      3            $ 383.5                 3                $ 218.0                93               $4,342.9
                   -----------------------------------------------------------------------------------------------------------------
                       0            $     0                 0                $     0                 3*              $  275.1
------------------------------------------------------------------------------------------------------------------------------------
Michael Iacono, CFA    3            $ 383.5                 3                $ 218.0                93               $4,342.9
                   -----------------------------------------------------------------------------------------------------------------
                       0            $     0                 0                $     0                 3*              $  275.1
------------------------------------------------------------------------------------------------------------------------------------
Katerina Wasserman     3            $ 383.5                 3                $ 218.0                93               $4,342.9
                   -----------------------------------------------------------------------------------------------------------------
                       0            $     0                 0                $     0                 3*              $  275.1
------------------------------------------------------------------------------------------------------------------------------------


* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.


CONFLICTS OF INTEREST. CCI's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the KP Small Cap Equity Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the KP Small Cap Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the KP Small Cap Equity Fund. CCI does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, CCI believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

DRZ

COMPENSATION. The DRZ compensation structure consists of base salary and participation in a bonus program. Bonus compensation is determined by the firm's profitability, the product's relative performance and relative rankings versus our peers, as well as individual contributions to portfolio construction. In addition, the firm's investment professionals are eligible to own equity in the firm.

DRZ's compensation structure applies to each investment professional across all strategies.

OWNERSHIP OF FUND SHARES. The KP Small Cap Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.


NAME                                   DOLLAR RANGE OF FUND SHARES OWNED(1)
Gregory T. Ramsby                                   None
Randy A. Renfrow, CFA                               None

(1) Valuation date is December 31, 2013.


OTHER ACCOUNTS. As of December 31, 2013, in addition to the KP Small Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:


------------------------------------------------------------------------------------------------------------------------------------
                          REGISTERED                           OTHER POOLED
                     INVESTMENT COMPANIES                   INVESTMENT VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO           NUMBER OF     TOTAL ASSETS          NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS
MANAGER             ACCOUNTS      (IN MILLIONS)          ACCOUNTS          (IN MILLIONS)          ACCOUNTS         (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                       4              $343                  5                 $410                 36                  $1,644
Greg Ramsby            0              $0                    0                 $0                   2(*)                $370
------------------------------------------------------------------------------------------------------------------------------------
                       4              $343                  5                 $410                 24                  $1,080
Randy Renfrow          0              $0                    0                 $0                   2(*)                $370
------------------------------------------------------------------------------------------------------------------------------------

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. A potential conflict of interest may arise as a result of DRZ's portfolio managers' management of the KP Small Cap Equity Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the KP Small Cap Equity Fund. This conflict of interest may be exacerbated to the extent that DRZ or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive a base and incentive fee) than from the KP Small Cap Equity Fund. Notwithstanding this theoretical conflict of interest, it is DRZ's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, DRZ has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while DRZ's portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the KP Small Cap Equity Fund, such securities might not be suitable for the KP Small Cap Equity Fund given their investment objectives and related restrictions.

EATON VANCE

COMPENSATION. Compensation of portfolio managers and other investment professionals at Eaton Vance has three primary components: (1) a base salary,
(2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.'s ("EVC") nonvoting common stock and restricted shares of EVC's nonvoting common stock. Eaton Vance's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Eaton Vance's employees. Compensation of Eaton Vance's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

METHOD TO DETERMINE PORTFOLIO MANAGER COMPENSATION

Eaton Vance compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund's peer group as determined by Lipper or Morningstar is deemed by Eaton Vance's management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

Eaton Vance seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Eaton Vance and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of Eaton Vance's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

OWNERSHIP OF FUND SHARES. The KP Fixed Income Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME                                   DOLLAR RANGE OF FUND SHARES OWNED(1)
Scott Page, CFA                                      None
Craig Russ                                           None
Andrew Sveen, CFA                                    None

(1) Valuation date is December 31, 2013.


OTHER ACCOUNTS. As of December 31, 2013, in addition to the KP Fixed Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:


------------------------------------------------------------------------------------------------------------------------------------
                          REGISTERED                           OTHER POOLED
                     INVESTMENT COMPANIES                   INVESTMENT VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO           NUMBER OF     TOTAL ASSETS          NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS
MANAGER             ACCOUNTS      (IN MILLIONS)          ACCOUNTS          (IN MILLIONS)          ACCOUNTS         (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                       16           $36,113                 8                $9,289                  2                 $1,511
Scott Page, CFA        0            $0                      1(*)             $253                    0                 $0
------------------------------------------------------------------------------------------------------------------------------------
Craig Russ             12           $31,029                 1                $5,884                  2                 $1,511
                       0            $0                      0                $0                      0                 $0
------------------------------------------------------------------------------------------------------------------------------------
Andrew Sveen, CFA      5            $3,191                  0                $0                      0                 $0
                       0            $0                      0                $0                      0                 $0
------------------------------------------------------------------------------------------------------------------------------------

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. Eaton Vance's portfolio managers' management of other accounts may give rise to potential conflicts of interest with their management of the KP Fixed Income Fund's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the KP Fixed Income Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the KP Fixed Income Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the KP Fixed Income Fund. In some cases, another account managed by a portfolio manager may compensate Eaton Vance based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. Eaton Vance has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern Eaton Vance's trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

LOOMIS SAYLES

COMPENSATION. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer ("CIO") and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles' institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The external benchmark used for KP Fixed Income Fund is the Barclays US Aggregate Index. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.
Mutual funds are not included in Loomis Sayles' composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

     o the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
     o upon retirement, a participant will receive a multi-year payout for his or her vested units; and
     o participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants' annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion over what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

OWNERSHIP OF FUND SHARES. As of the fiscal year ended December 31, 2013, the portfolio managers did not beneficially own shares of the Fund because the Fund was not in operation.

OTHER ACCOUNTS. As of December 31, 2013, in addition to the KP Fixed Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:


------------------------------------------------------------------------------------------------------------------------------------
                          REGISTERED                           OTHER POOLED
                     INVESTMENT COMPANIES                   INVESTMENT VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO           NUMBER OF     TOTAL ASSETS          NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS
MANAGER             ACCOUNTS      (IN MILLIONS)          ACCOUNTS          (IN MILLIONS)          ACCOUNTS         (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
William C. Stevens     0               $0                   1                 $94.5                 6                  $1,993
------------------------------------------------------------------------------------------------------------------------------------
Lynne A. Royer         0               $0                   1                 $94.5                 21                 $1,997
------------------------------------------------------------------------------------------------------------------------------------

None of the accounts listed above is subject to a performance-based advisory fee.


CONFLICTS OF INTEREST. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders between the KP Fixed Income Fund and other accounts managed by Loomis Sayles (including institutional accounts, mutual funds, hedge funds and affiliated accounts). Loomis Sayles potentially could give favorable treatment to some accounts for a variety of reasons, including favoring large accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts based on each account's availability of other comparable investment opportunities and the Adviser's desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the KP Fixed Income Fund, or sells a stock for some accounts while buying the stock for others, and through the use of "soft dollar arrangements," which are discussed in Loomis Sayles' Brokerage Allocation

Policies and Procedures.

MARATHON-LONDON

COMPENSATION. Marathon-London's founding portfolio managers receive the largest part of their income through the majority ownership of Marathon-London. Other key investment professionals are competitively compensated with a salary and a discretionary bonus based on profitability of the firm as well as criteria such as job performance, teamwork, commitment and sharing of information. Non-founding portfolio managers also receive an objective bonus that is based on the annualized three year performance of the portion of the portfolio that they manage. Stock options are also awarded to the investment team as well as other key professionals. Exercise of options is facilitated by a company loan program. In addition, Neil Ostrer and William Arah separately manage small hedge funds and are entitled to a proportion of the fees generated from these funds.

OWNERSHIP OF FUND SHARES. The KP International Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

    NAME                              DOLLAR RANGE OF FUND SHARES OWNED(1)
Neil M. Ostrer                                     None
William J. Arah                                    None
Nick Longhurst                                     None
Michael Godfrey, CFA                               None
Charles Carter                                     None
Robert Anstey, CFA                                 None

(1)   Valuation date is March 31, 2014.

OTHER ACCOUNTS. As of March 31, 2014, in addition to the KP International Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:


------------------------------------------------------------------------------------------------------------------------------------
                          REGISTERED                           OTHER POOLED
                     INVESTMENT COMPANIES                   INVESTMENT VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO           NUMBER OF     TOTAL ASSETS          NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS
MANAGER             ACCOUNTS      (IN MILLIONS)          ACCOUNTS          (IN MILLIONS)          ACCOUNTS         (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
Neil M. Ostrer,        0              $0                    3                 $1,271                6                 $2,559
Charles Carter         0              $0                    3*                $1,271                4(*)              $2,006
and Nick Longhurst
------------------------------------------------------------------------------------------------------------------------------------
William J. Arah        0              $0                    3                 $1,797                4                 $2,320
                       0              $0                    3*                $1,797                3*                $945
------------------------------------------------------------------------------------------------------------------------------------
Neil M. Ostrer,,       3              $1,762                8                 $19,131               45                $21,037
Charles Carter,        3*             $1,762                8*                $19,131               8*                $2,588
Nick Longhurst,
William J.Arah,
Michael Godfrey, CFA
and Robert Anstey, CFA
------------------------------------------------------------------------------------------------------------------------------------
William J. Arah and    0              $0                    0                 $0                    2                 $642
Michael  Godfrey, CFA  0              $0                    0                 $0                    1*                $338
------------------------------------------------------------------------------------------------------------------------------------
                       1              $206                  0                 $0                    0                 $0
Michael Godfrey, CFA   1*             $206                  0                 $0                    0                 $0
------------------------------------------------------------------------------------------------------------------------------------

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. While not viewed as material, Marathon-London recognizes the potential for conflicts of interest in situations where two or more funds or accounts participate in investment decisions involving the same securities and in the management of performance-fee portfolios side by side with non performance-fee portfolios. Marathon-London has policies and procedures in place to address such potential conflicts.

MFS

COMPENSATION.
Portfolio manager compensation is reviewed annually. As of December 31, 2013, portfolio manager total cash compensation is a combination of base salary and performance bonus: Base Salary - Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus -- Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three- and five-year periods relative to peer-group universes and/or indices("benchmarks"). As of the date of this Statement of Additional Information, MFS expects the following benchmarks will be used to measure the following portfolio managers' performance for the following Funds:

--------------------------------------------------------------------------------------------
FUND                              PORTFOLIO MANAGER      BENCHMARK(S)
--------------------------------------------------------------------------------------------
KP Large Cap Equity Fund          Nevin Chitkara         Russell 1000 Value Index
                                  ----------------------------------------------------------
                                  Steven Gorham          Russell 1000 Value Index
--------------------------------------------------------------------------------------------
KP International Equity Fund      Marcus Smith           MSCI All Country World ex-US Index
                                  ----------------------------------------------------------
                                  Daniel Ling            MSCI All Country World ex-US Index
--------------------------------------------------------------------------------------------

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan, and health and other insurance plans), and programs available generally to other employees of MFS. The percentage such benefits represent, of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

OWNERSHIP OF FUND SHARES. The KP Large Cap Equity Fund and the KP International Equity Fund are required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME                                   DOLLAR RANGE OF FUND SHARES OWNED(1)
Nevin Chitkara                                        None
Steven Gorham, CFA                                    None
Marcus Smith                                          None
Daniel Ling                                           None

(1)   Valuation date is December 31, 2013.

OTHER ACCOUNTS. As of December 31, 2013, in addition to the KP Large Cap Equity Fund and the KP International Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:


------------------------------------------------------------------------------------------------------------------------------------
                          REGISTERED                           OTHER POOLED
                     INVESTMENT COMPANIES                   INVESTMENT VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO           NUMBER OF     TOTAL ASSETS          NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS
MANAGER             ACCOUNTS      (IN MILLIONS)          ACCOUNTS          (IN MILLIONS)          ACCOUNTS         (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
Nevin                   19          $58,745.5               6                $5,081.2                42               $16,915.2
Chitkara (KP            0           $0                      0                $0                      0                $0
Large Cap
Equity Fund)
------------------------------------------------------------------------------------------------------------------------------------
Steven                  18          $58,695.8               6                $5,081.2                42               $16,915.2
Gorham, CFA             0           $0                      0                $0                      0                $0
(KP Large Cap
Equity Fund)
------------------------------------------------------------------------------------------------------------------------------------
Marcus Smith            12          $14,654.8               5                $2,413.7                34               $8,577.1
(KP                     0           $0                      0                $0                      1(*)             $740.6
International
Equity Fund)
------------------------------------------------------------------------------------------------------------------------------------
Daniel Ling             11          $14,425.4               3                $2,035.1                26               $6,712.5
(KP                     0           $0                      0                $0                      1(*)             $740.6
International
Equity Fund)
------------------------------------------------------------------------------------------------------------------------------------

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the funds and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for a Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS' trade allocation policies may give rise to conflicts of interest if a Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of a Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. In most cases, however, MFS believes that a Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

PAYDEN & RYGEL

COMPENSATION. In addition to highly competitive base salaries, each employee receives an annual cash bonus based on merit and corporate profitability. Bonuses are extended to all members of the firm. Incentive compensation is based partially on individual performance and partially on the firm's performance. The percentage of compensation, which is base salary plus bonus, varies between individual investment professionals.

There are no differences in the criteria for compensation used by the Fund and used by other accounts managed by the portfolio manager.

OWNERSHIP OF FUND SHARES. The KP Fixed Income Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME                                   DOLLAR RANGE OF FUND SHARES OWNED(1)
Kristin Ceva, Ph.D., CFA                          None
Arthur Hovsepian, CFA                             None
Vladimir Milev, CFA                               None
Darren Capeloto                                   None
Asha B. Joshi, CFA                                None

(1) Valuation date is December 31, 2013.

OTHER ACCOUNTS. As of December 31, 2013, in addition to the KP Fixed Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:


------------------------------------------------------------------------------------------------------------------------------------
                          REGISTERED                           OTHER POOLED
                     INVESTMENT COMPANIES                   INVESTMENT VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO           NUMBER OF     TOTAL ASSETS          NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS
MANAGER             ACCOUNTS      (IN MILLIONS)          ACCOUNTS          (IN MILLIONS)          ACCOUNTS         (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
Kristin Ceva,           3           $1,116                  3                $263                    18               $5,126
Ph.D., CFA
------------------------------------------------------------------------------------------------------------------------------------
Arthur                  3           $1,116                  3                $263                    18               $5,126
Hovsepian,
CFA
------------------------------------------------------------------------------------------------------------------------------------
Vladimir                3           $1,116                  3                $263                    18               $5,126
Miley, CFA
------------------------------------------------------------------------------------------------------------------------------------
Darren                  3           $1,116                  3                $263                    18               $5,126
Capeloto
------------------------------------------------------------------------------------------------------------------------------------
Asha Joshi,             0           $0                      0                $0                      16               $7,248
CFA
------------------------------------------------------------------------------------------------------------------------------------

None of the accounts listed above are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. Payden & Rygel has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager's management of the KP Fixed Income Fund and his or her management of other accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among the Fund and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. Payden & Rygel has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that Payden & Rygel will anticipate all potential conflicts of interest.

SSGA FM

COMPENSATION. The compensation of SSgA's investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSgA performance, and individual performance. Each year State Street's Global Human Resources department participates in compensation surveys in order to provide SSgA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street and SSgA business results, State Street allocates an incentive pool to SSgA to reward its employees. Because the size of the incentive pool is based on the firm's overall profitability, each staff member is motivated to contribute both as an individual and as a team member.

The incentive pool is allocated to the various functions within SSgA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

OWNERSHIP OF FUND SHARES. The KP Large Cap Equity Fund, the KP Small Cap Equity Fund, the KP International Equity Fund and the KP Fixed Income Fund are required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

    NAME                                 DOLLAR RANGE OF FUND SHARES OWNED(1)
Karl Schneider, CAIA                                None
Dwayne Hancock, CFA                                 None
David Chin                                          None
Amy Scofield                                        None
Melissa Kapitulik                                   None
Tom Coleman, CFA                                    None
Teddy Wong                                          None
Olga Winner, CFA                                    None
Amy Cheng                                           None
Joanna Mauro                                        None
Peter Breault, CFA                                  None
Mahesh Jayakumar, CFA, FRM                          None
Cynthia Moy                                         None

(1)   Valuation date is December 31, 2013.

OTHER ACCOUNTS. As of December 31, 2013, in addition to the KP Large Cap Equity Fund, the KP Small Cap Equity Fund, the KP International Equity Fund and the KP Fixed Income Fund, the portfolio managers were responsible for the day-today management of certain other accounts, as listed below:


------------------------------------------------------------------------------------------------------------------------------------
                          REGISTERED                           OTHER POOLED
                     INVESTMENT COMPANIES                   INVESTMENT VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO           NUMBER OF     TOTAL ASSETS          NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS
MANAGER             ACCOUNTS      (IN MILLIONS)          ACCOUNTS          (IN MILLIONS)          ACCOUNTS         (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
Karl                  114           $164.16                261                $408.54               501                $476.58
Schneider,
CAIA (KP
LARGE CAP
EQUITY FUND,
KP SMALL CAP
EQUITY FUND)
------------------------------------------------------------------------------------------------------------------------------------
Dwayne                114           $164.16                261                $408.54               501                $476.58
Hancock, CFA
(KP LARGE
CAP EQUITY
FUND AND KP
INTERNATIONAL
EQUITY FUND)
------------------------------------------------------------------------------------------------------------------------------------
David Chin            114           $164.16                261                $408.54               501                $476.58
(KP LARGE
CAP EQUITY
FUND, KP
SMALL CAP
EQUITY FUND)
------------------------------------------------------------------------------------------------------------------------------------
Amy Scofield          114           $164.16                261                $408.54               501                $476.58
(KP LARGE
CAP EQUITY
FUND, KP
SMALL CAP
EQUITY FUND)
------------------------------------------------------------------------------------------------------------------------------------
Melissa               114           $164.16                261                $408.54               501                $476.58
Kapitulik (KP
LARGE CAP
EQUITY FUND,
KP SMALL CAP
EQUITY FUND)
------------------------------------------------------------------------------------------------------------------------------------
Tom Coleman,          114           $164.16                261                $408.54               501                $476.58
CFA (KP
INTERNATIONAL
EQUITY FUND)
------------------------------------------------------------------------------------------------------------------------------------
Teddy Wong            114           $164.16                261                $408.54               501                $476.58
(KP
INTERNATIONAL
EQUITY FUND)
------------------------------------------------------------------------------------------------------------------------------------
Olga Winner,          114           $164.16                261                $408.54               501                $476.58
CFA (KP
INTERNATIONAL
EQUITY FUND)
------------------------------------------------------------------------------------------------------------------------------------
Amy Cheng             114           $164.16                261                $408.54               501                $476.58
(KP
INTERNATIONAL
EQUITY FUND)
------------------------------------------------------------------------------------------------------------------------------------
Joanna                34            $51.79                 66                 $44.36                205                $120.23
Mauro (KP
FIXED INCOME
FUND)
Peter Breault,        34            $51.79                 66                 $44.36                205                $120.23
CFA (KP
FIXED INCOME
FUND)
------------------------------------------------------------------------------------------------------------------------------------
Mahesh                34            $51.79                 66                 $44.36                205                $120.23
Javakumar,
CFA, FRM (KP
FIXED INCOME
FUND)
------------------------------------------------------------------------------------------------------------------------------------
Cynthia Moy           34            $51.79                 66                  $44.36               205                $120.23
(KP FIXED
INCOME FUND)
------------------------------------------------------------------------------------------------------------------------------------

None of the accounts listed above are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or investment opportunities.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the respective Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees. The difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to be fair and equitable.

T. ROWE PRICE

COMPENSATION. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index set forth in the total returns table in the fund's prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the "Disclosure of Fund Portfolio Information" section) and are the same as those presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund's expense ratio is usually taken into account. Contribution to T. Rowe Price's overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring other; and other contributions to our clients, the firm or our culture are important components of T. Rowe Price's long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits. The compensation structure is used for all portfolios managed by the portfolio manager.

OWNERSHIP OF FUND SHARES. The KP Large Cap Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.


NAME                                   DOLLAR RANGE OF FUND SHARES OWNED(1)
Robert W. Sharps, CFA                               None

(1) Valuation date is December 31, 2013.

OTHER ACCOUNTS. As of December 31, 2013, in addition to the KP Large Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:


------------------------------------------------------------------------------------------------------------------------------------
                          REGISTERED                           OTHER POOLED
                     INVESTMENT COMPANIES                   INVESTMENT VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO           NUMBER OF     TOTAL ASSETS          NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS
MANAGER             ACCOUNTS      (IN MILLIONS)          ACCOUNTS          (IN MILLIONS)          ACCOUNTS         (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
Robert W.             7           $15,161.54                2                $1,769.95              50                $13,034.73
Sharps, CFA
------------------------------------------------------------------------------------------------------------------------------------

None of the accounts listed above are subject to a performance-based advisory fee.


CONFLICTS OF INTEREST. Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

WALTHAUSEN & CO.

COMPENSATION. John Walthausen is compensated in the form of salary, bonus and profit sharing related to the firm as a whole. It is not based specifically on work done on behalf of or performance of the Fund, or any other account.

OWNERSHIP OF FUND SHARES. The KP Small Cap Equity Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.


    NAME                                 DOLLAR RANGE OF FUND SHARES OWNED(1)
John Walthausen                                         None

(1)   Valuation date is December 31, 2013.



OTHER ACCOUNTS. As of December 31, 2013, in addition to the KP Small Cap Equity Fund, the portfolio manager was responsible for the day-to-day management of certain other accounts, as listed below:


------------------------------------------------------------------------------------------------------------------------------------
                          REGISTERED                           OTHER POOLED
                     INVESTMENT COMPANIES                   INVESTMENT VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO           NUMBER OF     TOTAL ASSETS          NUMBER OF          TOTAL ASSETS          NUMBER OF          TOTAL ASSETS
MANAGER             ACCOUNTS      (IN MILLIONS)          ACCOUNTS          (IN MILLIONS)          ACCOUNTS         (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
John                   3             $1,070                  0                $0                   41                   $341
Walthausen
------------------------------------------------------------------------------------------------------------------------------------

None of the accounts listed above are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST. Walthausen & Co. has not identified any material conflicts between the KP Small Cap Equity Fund and other accounts managed by Walthausen & Co. However, actual or apparent conflicts of interest may arise in connection with the portfolio manager's day-to-day management of the KP Small Cap Equity Fund and other accounts. The management of the KP Small Cap Equity Fund and other accounts may result in unequal time and attention being devoted to the KP Small Cap Equity Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the KP Small Cap Equity Fund, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include the portfolio manager's knowledge about the size, timing and possible market impact of fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the KP Small Cap Equity Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

DISTRIBUTION

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement ("Distribution Agreement"), whereby the Distributor acts as principal underwriter for the Trust's Institutional Class shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, with respect to the Funds, by a majority of the outstanding shares of the Funds, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Advisers, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a Fund, at which time certain of the Fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Fund's Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the Adviser, the Board meets with the Adviser and Sub-Advisers to review such services. Among other things, the Board regularly considers the Adviser's and Sub-Advisers' adherence to the Funds' investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds' investments, including, for example, portfolio holdings schedules and reports on the Adviser's or Sub-Advisers' use of derivatives in managing the Funds, if any, as well as reports on the Funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds' financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds' internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds' investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


------------------------------------------------------------------------------------------------------------------------------------
                         POSITION WITH                PRINCIPAL
NAME AND YEAR               TRUST                    OCCUPATIONS               OTHER DIRECTORSHIPS HELD IN THE
OF BIRTH                                         IN THE PAST 5 YEARS                 PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert Nesher             Chairman of the           SEI employee 1974 to        Current Directorships: Trustee of The
                         Board of Trustees(1)      present; currently          Advisors' Inner Circle Fund, The
(Born: 1946)                                       performs various            Advisors' Inner Circle Fund II,
                         (since 2013)              services on behalf of       Bishop Street Funds, SEI Daily
                                                   SEI Investments for         Income Trust, SEI Institutional
                                                   which Mr. Nesher is         International Trust, SEI Institutional
                                                   compensated.                Investments Trust, SEI Institutional
                                                   President and Director      Managed Trust, SEI Liquid Asset
                                                   of SEI Structured           Trust, SEI Asset Allocation Trust,
                                                   Credit Fund, LP.            SEI Tax Exempt Trust, Adviser
                                                   President and Chief         Managed Trust, New Covenant Funds and  SEI
                                                   Executive Officer of        Insurance Products Trust. Director of SEI
                                                   SEI Alpha Strategy          Global Master Fund plc, SEI Global Assets Fund
                                                   Portfolios, LP, June        plc, SEI Global Investments Fund plc,
                                                   2007 to Septemebr 2013.     SEI Investments--Global Funds
                                                   President and Director      Services, Limited, SEI Investments
                                                   of SEI Opportunity          Global, Limited, SEI Investments
                                                   Fund, L.P. to 2010.         (Europe) Ltd., SEI Investments--Unit
                                                                               Trust Management (UK) Limited, SEI
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                         POSITION WITH                PRINCIPAL
NAME AND YEAR               TRUST                    OCCUPATIONS               OTHER DIRECTORSHIPS HELD IN THE
OF BIRTH                                          IN THE PAST 5 YEARS                 PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Multi-Strategy Funds PLC and SEI
                                                                               Global Nominee Ltd.

                                                                               Former Directorships: Director of SEI
                                                                               Opportunity Fund, L.P. to 2010.
                                                                               Director of SEI Alpha
                                                                               Strategy Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran       Trustee(1)                 Self-Employed                Current Directorships: Trustee of The
                                                  Consultant since 2003.       Advisors' Inner Circle Fund, The
(Born: 1940)           (since 2013)               Partner at Morgan,           Advisors' Inner Circle Fund II,
                                                  Lewis & Bockius LLP          Bishop Street Funds, SEI Daily
                                                  (law firm) from 1976 to      Income Trust, SEI Institutional
                                                  2003. Counsel to the         International Trust, SEI Institutional
                                                  Trust, SEI Investments,      Investments Trust, SEI Institutional
                                                  SIMC, the                    Managed Trust, SEI Liquid Asset
                                                  Administrator and the        Trust, SEI Asset Allocation Trust,
                                                  Distributor.                 SEI Tax Exempt Trust, Adviser
                                                                               Managed Trust, New Covenant Funds and
                                                                               SEI Insurance Products Trust. Director of
                                                                               SEI Investments (Europe), Limited,
                                                                               SEI Investments--Global Funds
                                                                               Services, Limited, SEI Investments
                                                                               Global, Limited, SEI Investments
                                                                               (Asia), Limited, SEI Asset Korea Co.,
                                                                               Ltd., SEI Global Nominee Ltd. and
                                                                               SEI Investments -- Unit Trust
                                                                               Management (UK) Limited. Director
                                                                               of the Distributor since 2003.

                                                                               Former Directorships: Director of SEI
                                                                               Alpha Strategy Portfolios, LP. to 2013.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John K. Darr           Trustee                    Retired. Chief               Current Directorships: Trustee of The
                                                  Executive Officer,           Advisors' Inner Circle Fund, The
(Born: 1944)           (since 2013)               Office of Finance,           Advisors' Inner Circle Fund II and
                                                  Federal Home Loan            Bishop Street Funds. Director of
                                                  Banks, from 1992 to          Federal Home Loan Banks of
                                                  2007.                        Pittsburgh, Manna, Inc. (non-profit
                                                                               developer of affordable housing for
                                                                               ownership) and Meals on Wheels,
                                                                               Lewes/Rehoboth Beach.
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Grause,     Trustee                     Self Employed                Current Directorships: Trustee of The
Jr.                                               Consultant since             Advisors' Inner Circle Fund, The
                      (since 2013)                January 2012. Director       Advisors' Inner Circle Fund II and
(Born: 1952)                                      of Endowments and            Bishop Street Funds. Director of The
                                                  Foundations,                 Korea Fund, Inc.
                                                  Morningstar Investment
                                                  Management,
                                                  Morningstar, Inc.,
                                                  February 2010 to May
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                         POSITION WITH                PRINCIPAL
NAME AND YEAR                TRUST                   OCCUPATIONS               OTHER DIRECTORSHIPS HELD IN THE
OF BIRTH                                          IN THE PAST 5 YEARS                 PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  2011. Director of
                                                  International
                                                  Consulting and Chief
                                                  Executive Officer of
                                                  Morningstar Associates
                                                  Europe Limited,
                                                  Morningstar, Inc., May
                                                  2007 to February 2010.
                                                  Country Manager --
                                                  Morningstar UK
                                                  Limited, Morningstar,
                                                  Inc., June 2005 to May
                                                  2007.
------------------------------------------------------------------------------------------------------------------------------------
Mitchell A.             Trustee                   Retired. Private             Current Directorships: Trustee of The
Johnson                                           Investor since 1994.         Advisors' Inner Circle Fund, The
                        (since 2013)                                           Advisors' Inner Circle Fund II,
(Born: 1942)                                                                   Bishop Street Funds, SEI Asset
                                                                               Allocation Trust, SEI Daily Income
                                                                               Trust, SEI Institutional International
                                                                               Trust, SEI Institutional Managed
                                                                               Trust, SEI Institutional Investments
                                                                               Trust, SEI Liquid Asset Trust, SEI
                                                                               Tax Exempt Trust, Adviser Managed
                                                                               Trust, New Covenant Funds and
                                                                               SEI Insurance Products Trust.
                                                                               Director of Federal
                                                                               Agricultural Mortgage Corporation
                                                                               (Farmer Mac) since 1997.

                                                                               Former Directorships: Director of SEI
                                                                               Alpha Strategy Portfolios, LP. to 2013.
------------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian      Trustee                   Vice President,              Current Directorships: Trustee of The
                                                  Compliance, AARP             Advisors' Inner Circle Fund, The
(Born: 1943)            (since 2013)              Financial Inc., from         Advisors' Inner Circle Fund II and
                                                  2008 to 2010. Self-          Bishop Street Funds.
                                                  Employed Legal and
                                                  Financial Services
                                                  Consultant since 2003.
                                                  Counsel (in-house) for
                                                  State Street Bank from
                                                  1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Speca             Trustee                   Global Head of Asset     Current Directorships: Trustee of The
                                                  Allocation, Manulife     Advisors' Inner Circle Fund, The
(Born: 1956)            (since 2013)              Asset Management         Advisors' Inner Circle Fund II and
                                                  (subsidiary of Manulife  Bishop Street Funds.
                                                  Financial), June 2010 to
                                                  May 2011. Executive
                                                  Vice President --
                                                  Investment
                                                  Management Services,
                                                  John Hancock Financial
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                         POSITION WITH                PRINCIPAL
NAME AND YEAR                TRUST                   OCCUPATIONS               OTHER DIRECTORSHIPS HELD IN THE
OF BIRTH                                          IN THE PAST 5 YEARS                 PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  Services (subsidiary of
                                                  Manulife Financial),
                                                  June 2003 to June
                                                  2010.
------------------------------------------------------------------------------------------------------------------------------------
George J.               Trustee                   Retired since January        Current Directorships: Trustee/
Sullivan, Jr.                                     2012. Self-employed          Director of State Street Navigator
                        (since 2013)              Consultant, Newfound         Securities Lending Trust, The
(Born: 1942)                                      Consultants Inc.,            April Advisors' Inner Circle Fund, The
                        Lead Independent          1997 to December             Advisors' Inner Circle Fund II,
                        Trustee                   2011.                        Bishop Street Funds, SEI Structured
                                                                               Credit Fund, LP, SEI Daily Income
                                                                               Trust, SEI Institutional International
                                                                               Trust, SEI Institutional Investments
                                                                               Trust, SEI Institutional Managed
                                                                               Trust, SEI Liquid Asset Trust, SEI
                                                                               Asset Allocation Trust, SEI Tax
                                                                               Exempt Trust,  dviser Managed
                                                                               Trust and New Covenant Funds and SEI
                                                                               Insurance Products Trust.
                                                                               Member of the independent review
                                                                               committee for SEI's Canadian-
                                                                               registered mutual funds.

                                                                               Former Directorships: Director of
                                                                               SEI Opportunity Fund, L.P. to 2010.
                                                                               Director of SEI
                                                                               Alpha Strategy Portfolios, LP. to 2013.
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(1) Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of other mutual fund complexes since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of other mutual fund complexes since 1991.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of other mutual fund complexes since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, and the experience he has gained serving as a trustee of other mutual fund complexes since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of other mutual fund complexes since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of other mutual fund complexes since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each Fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each Fund's independent registered public accounting firm to the Trust and certain other affiliated entities;
     (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each Fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each Fund's financial statements; and (ix) other audit related matters. Messrs. Darr, Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met once during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include:
     (i) considering and reviewing Board governance and compensation issues;
     (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary.

FUND SHARES OWNED BY BOARD MEMBERS. The Funds are required to show the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act"). As of the fiscal year ended December 31, 2013, the Trustees did not beneficially own shares of the Funds because the Funds were not in operation. The Trust is not part of any "family of investment companies" as such term is defined in Form N-1A.

BOARD COMPENSATION. The following table sets forth information covering the ANTICIPATED TOTAL COMPENSATION payable by the Trust during its first fiscal year ending December 31, 2014 to the persons who serve as Trustees of the
Trust:

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TRUSTEE                           ESTIMATED AGGREGATE            ESTIMATED TOTAL
                                 COMPENSATION FROM THE            COMPENSATION
                                         TRUST                   FROM THE TRUST
--------------------------------------------------------------------------------
INTERESTED
--------------------------------------------------------------------------------
ROBERT A. NESHER                         N/A                          N/A
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WILLIAM M. DORAN                         N/A                          N/A
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INDEPENDENT
--------------------------------------------------------------------------------
JOHN K. DARR                           $19,283                      $19,283
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JOSEPH T. GRAUSE, JR.                  $19,283                      $19,283
--------------------------------------------------------------------------------
MITCHELL A. JOHNSON                    $19,283                      $19,283
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BETTY L. KRIKORIAN                     $19,283                      $19,283
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BRUCE SPECA                            $19,283                      $19,283
--------------------------------------------------------------------------------
GEORGE J. SULLIVAN, JR.                $19,283                      $19,283
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TRUST OFFICERS. Set forth below are the names, years of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

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NAME AND YEAR        POSITION WITH TRUST                            PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
OF BIRTH
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Michael Beattie      President                                      Director of Client Service, SEI Investments Company,
(Born: 1965)         (since 2013)                                   since 2004.
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James F. Volk        Treasurer, Controller and Chief                Chief Accounting Officer and Chief Compliance Officer
(Born: 1962)         Financial Officer (since 2014)                 of SEI Investment Manager Services since 2004.


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Russell Emery        Chief Compliance Officer                       Chief Compliance Officer of SEI Structured Credit
                     (since 2013)                                   Fund, LP since June 2007. Chief Compliance Officer
(Born: 1962)                                                        of SEI Alpha Strategy Portfolios, LP from June 2007
                                                                    to September 2013. Chief Compliance Officer of The
                                                                    Advisors' Inner Circle Fund, The Advisors' Inner
                                                                    Circle Fund II, Bishop Street Funds, SEI Institutional
                                                                    Managed Trust, SEI Asset Allocation Trust, SEI
                                                                    Institutional International Trust, SEI Institutional
                                                                    Investments Trust, SEI Daily Income Trust, SEI Liquid
                                                                    Asset Trust, SEI Tax Exempt Trust, Adviser Managed
                                                                    Trust, New Covenant Funds and SEI Insurance
                                                                    Products Trust. Chief Compliance Officer of SEI
                                                                    Opportunity Fund, L.P. until 2010. Director of
                                                                    Investment Product Management and Development,
                                                                    SEI Investments, since February 2003; Senior
                                                                    Investment Analyst -- Equity Team, SEI Investments,
                                                                    from March 2000 to February 2003.
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Lisa Whittaker       Vice President and Assistant Secretary         Attorney, SEI Investments Company (2012-present).
(Born: 1978)         (since 2013)                                   Associate Counsel and Compliance Officer, The
                                                                    Glenmede Trust Company, N.A. (2011-2012).
                                                                    Associate, Drinker Biddle & Reath LLP (2006-2011).
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Dianne M.            Vice President and Secretary                   Counsel at SEI Investments since 2010. Associate at
Descoteaux           (since 2013)                                   Morgan, Lewis & Bockius LLP from 2006 to 2010.
(Born: 1977)
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John Munch           Vice President and Assistant Secretary         Attorney, SEI Investments Company, since 2001.
(Born: 1971)         (since 2013)                                   General Counsel, SEI Investments Distribution Co.,
                                                                    since 2004.
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Edward McCusker      Privacy Officer                                Compliance Manager of SEI Investments Company,
(Born: 1983)         (since 2013)                                   May 2011 -- April 2013. Project Manager and AML
                                                                    Operations Lead of SEI Private Trust Company,
                     AML Officer                                    September 2010 -- May 2011. Private Banking Client
                     (since 2013)                                   Service Professional of SEI Private Banking and Trust,
                                                                    September 2008 -- September 2010.
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                       PURCHASE AND REDEMPTION OF SHARES

Shares of each Fund may be purchased in exchange for securities included in the Fund subject to the Administrator's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or a loss for federal income tax purposes in making the exchange.

The Administrator will not accept securities for a Fund unless: (i) such securities are appropriate in the Fund at the time of the exchange; (ii) such securities are acquired for investment and not for resale; (iii) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise; (iv) such securities are traded on the American Stock Exchange, the New York Stock Exchange ("NYSE") or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Board; and (v) the securities may be acquired under the investment restrictions applicable to the Fund.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of one or more of the Funds for any period during which the NYSE, the Administrator, the advisers, the Distributor and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges in connection with the sale of such securities. However, a shareholder will at all times be entitled to aggregate cash redemptions from a Fund of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets in cash. A gain or loss for federal income tax purposes would be realized by a shareholder subject to taxation upon an in-kind redemption depending upon the shareholder's basis in the shares of the Fund redeemed.

Fund securities may be traded on foreign markets on days other than a Business Day or the net asset value of a Fund may be computed on days when such foreign markets are closed. In addition, foreign markets may close at times other than 4:00 p.m. Eastern Time. As a consequence, the net asset value of a share of a Fund may not reflect all events that may affect the value of the Fund's foreign securities unless an adviser determines that such events materially affect net asset value, in which case net asset value will be determined by consideration of other factors.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting after the change.

                                     TAXES

The following general discussion of certain U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

For shareholders investing through a 401(k) Plan, 403(b) Plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws, the discussion below regarding Fund distributions and the sale or exchange of Fund shares generally would not apply. Such shareholders will generally not owe taxes on Fund distributions until the shareholders begin to make withdrawals from the plan. Redemptions of Fund shares resulting in withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. Shareholders that have questions about the tax consequences of 401(k) Plan or 403(b) Plan withdrawals or withdrawals from any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws should consult their tax advisor.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. The Internal Revenue Service ("IRS") has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. Each Fund intends to qualify and elect to be treated as a regulated investment company ("RIC"). By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Funds as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund's total assets is invested in the securities (other than U.S. government securities or the securities of other
RICs) of any one issuer or the securities (other than the securities of another
RIC) of two or more issuers that the Funds control and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

In general, for purposes of the Qualifying Income Test described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and
(iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to a Fund's business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund's non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund's status as a RIC for all years to which the regulations are applicable.

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain DE MINIMIS failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

DISTRIBUTIONS TO SHAREHOLDERS. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities it holds and the Funds designate the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions that the Funds receive from an ETF or underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so designated by such ETF, underlying fund or REIT.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains for individual shareholders at a maximum rate of 20% regardless of how long you have held your shares in such Fund. The Funds will report annually to their shareholders the federal tax status of all distributions made by the Funds.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividend-received deduction to the extent such distributions are so designated and do not exceed the gross amount of qualifying dividends received by the Funds for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.


SALES, EXCHANGES OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for purchases of Fund. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Funds are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Funds will use the average basis method as their default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

TAX TREATMENT OF COMPLEX SECURITIES. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. To the extent a Fund invests in an Underlying Fund that is taxable as a RIC, the following discussion regarding the tax treatment of complex securities will also apply to the Underlying Funds that also invest in such complex securities. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolio (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

A Fund may invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but a Fund's investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Funds will monitor their investment in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs deliver Form K-1s to the Funds to report their share of income, gains, losses, deductions and credits of the MLP. These Form K-1s may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in a Fund's receipt of cash in excess of the REIT's earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund's shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

CERTAIN FOREIGN CURRENCY TAX ISSUES. A Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. A Fund may have to distribute to its shareholders certain "phantom" income and gain the Fund accrues with respect to its investment in a PFIC in order to satisfy the Distribution Requirement and to avoid imposition of the 4% excise tax described above. Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

FOREIGN TAXES. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund's total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to their shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, the Fund will report annually to their shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund-of-funds" under the Code. If a Fund is a "qualified fund-of-funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund-of-funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

To the extent a Fund invests in an Underlying Fund (including an ETF) that indicates that such Underlying Fund intends to satisfy the tax requirements to be treated as a RIC under the Code, the Fund may be able to receive the benefits of a "qualified fund of funds" as described above. If, however, an Underlying Fund loses its status as a RIC under the Code, a Fund would no longer be permitted to count its investment in such Underlying Fund for purposes of satisfying the requirements to be a "qualified fund of funds." In addition, an Underlying Fund that loses its status as a RIC would be treated as a regular corporation subject to entity level taxation prior to making any distributions to a Fund which would affect the amount, timing and character of such income distributed by an Underlying Fund to a Fund.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold at a rate of 28% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

NON-U.S. INVESTORS. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

A U.S. withholding tax at a 30% rate will be imposed on dividends beginning after June 30, 2014 (and proceeds of sales in respect of Fund shares received by Fund shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. A Fund will not pay any additional amounts in respect to any amounts withheld.

TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders should consult their own tax advisors regarding the effect of federal, state and local taxes affecting an investment in Fund shares.

                             PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser or Sub-Advisers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' advisers may select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act ("Section 28(e)") permits the advisers, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds. In addition to agency transactions, the advisers may receive brokerage and research services in connection with certain riskless principal transactions, as defined by Financial Industry Regulatory Authority Rules and in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser or Sub-Advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser or Sub-Advisers will be in addition to and not in lieu of the services required to be performed by a Fund's Adviser or Sub-Advisers under the Investment Advisory Agreements. Any advisory or other fees paid to the Adviser or Sub-Advisers are not reduced as a result of the receipt of research services.

In some cases the Adviser or Sub-Advisers may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser or Sub-Advisers make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser or Sub-Advisers will use their own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser or Sub-Advisers face a potential conflict of interest, but each believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser or Sub-Advisers with research services. The Financial Industry Regulatory Authority has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Funds are required to identify any securities of its "regular broker dealers" (as such term is defined in the 1940 Act) that the Funds have acquired during its most recent fiscal year. As of the fiscal year ended December 31, 2013, the Funds did not hold any securities of "regular brokers and dealers" because the Funds were not in operation during the period.

                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Adviser, principal underwriter or any affiliated person of the Funds, the Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Adviser's CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser's CCO, either directly or through reports by the Fund's Chief Compliance Officer, reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, each Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). Each Fund discloses a complete schedule of investments, following the second and fourth fiscal quarters, in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to the Funds' Adviser, Sub-Advisers, custodian, administrator, transfer agent and financial printer in connection with their services to the Funds. The contractual arrangements between the Funds and their service providers impose obligations on the Funds' service providers that would prohibit them from disclosing or trading on the Fund's material non-public information. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating a Fund. The Funds will provide material, non-public portfolio holdings information to such entities only pursuant to a contractual confidentiality agreement, or will otherwise provide only non-material, non-public information or public information regarding portfolio holdings to such entities.

Non-public portfolio holdings information may also be disclosed to other Fund service providers, such as the Funds' Trustees and officers, auditor, counsel and proxy voting agents. While the Fund does not have a contractual arrangement with such parties requiring that they keep material non-public portfolio holdings information confidential, the Funds' CCO, through authority delegated by the Board of Trustees, will determine prior to disclosing a Fund's material non-public holdings information that other conditions of confidentiality adequately safeguard the Fund and its shareholders against improper disclosure of the Fund`s portfolio holdings information by such parties.

The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to other third parties, such as pension plan sponsors or consultants, at differing times and/or with different lag times. Prior to making any disclosure to such a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Adviser or any affiliated person of the Adviser exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to such third parties. The disclosures will not be made sooner than three days after the date of the information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements. The Funds require such third parties receiving non-public holdings information to enter into a written confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

Each third party that receives non-public portfolio information has a duty not to trade on that confidential information. The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipients of the Fund's portfolio holdings information.

                             DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of such series. Share certificates representing the shares will not be issued.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by Massachusetts (the state of the Trust's organization) or federal securities law, without the approval of shareholders of any series.

                       LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

                                CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

                                     VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each Fund will vote separately on matters pertaining solely to that Fund. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectus or SAI states that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

                             SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 7, 2014, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of any class of the shares of a Fund.

The Trust believes that most of the shares referred to below were held by the persons below in accounts for their fiduciary, agency or custodial customers. Persons owning of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.

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NAME AND ADDRESS                  NUMBER OF SHARES      % OF CLASS
--------------------------------------------------------------------------------
KP LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------
KP Retirement Path 2015 Fund      9,683,759.65          9.3%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP Retirement Path 2020 Fund      13,479,225.87         13.0%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP Retirement Path 2025 Fund      14,777,822.49         14.2%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP Retirement Path 2030 Fund      15,189,816.16         14.6%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP Retirement Path 2035 Fund      18,121,721.57         17.4%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP Retirement Path 2040 Fund      17,771,216.51         17.1%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP Retirement Path 2045 Fund      11,166,465.67         10.7%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------
KP Retirement Path 2015 Fund      2,116,492.14          5.3%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP Retirement Path 2020 Fund      4,329,243.25          10.9%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP Retirement Path 2025 Fund      5,810,170.57          14.6%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP Retirement Path 2030 Fund      6,543,651.70          16.5%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KP Retirement Path 2035 Fund      7,844,805.49       19.7%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP Retirement Path 2040 Fund      7,082,520.46       17.8%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP Retirement Path 2045 Fund      4,482,855.64       11.3%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
KP Retirement Path 2020 Fund      8,447,229.07       9.8%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP Retirement Path 2025 Fund      12,249,435.31      14.2%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP Retirement Path 2030 Fund      14,376,299.15      16.7%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP Retirement Path 2035 Fund      17,274,043.61      20.1%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP Retirement Path 2040 Fund      15,364,275.57      17.9%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP Retirement Path 2045 Fund      10,642,763.72      12.4%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP FIXED INCOME FUND
--------------------------------------------------------------------------------
KP Retirement Path 2015 Fund      18,251,123.67      24.1%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP Retirement Path 2020 Fund      18,467,404.62      24.4%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP Retirement Path 2025 Fund      13,620,349.86      18.0%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP Retirement Path 2030 Fund      9,367,947.29       12.4%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KP Retirement Path 2035 Fund        7,669,627.57       10.1%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP Retirement Path 2040 Fund        4,920,366.89       6.5%
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
--------------------------------------------------------------------------------
KP RETIREMENT PATH 2015 FUND
--------------------------------------------------------------------------------
Kaiser Omnibus Vanguard Record
Keeping Account                     53,796,462.43      100.0%
100 Vanguard Blvd
Malvern PA 19063
--------------------------------------------------------------------------------
KP RETIREMENT PATH 2020 FUND
--------------------------------------------------------------------------------
Kaiser Omnibus Vanguard Record
Keeping Account                     62,938,044.36      100.0%
100 Vanguard Blvd
Malvern PA 19063
--------------------------------------------------------------------------------
KP RETIREMENT PATH 2025 FUND
--------------------------------------------------------------------------------
Kaiser Omnibus Vanguard Record
Keeping Account                     58,439,999.58      100.0%
100 Vanguard Blvd
Malvern PA 19063
--------------------------------------------------------------------------------
KP RETIREMENT PATH 2030 FUND
--------------------------------------------------------------------------------
Kaiser Omnibus Vanguard Record
Keeping Account                     51,999,724.13      100.0%
100 Vanguard Blvd
Malvern PA 19063
--------------------------------------------------------------------------------
KP RETIREMENT PATH 2035 FUND
--------------------------------------------------------------------------------
Kaiser Omnibus Vanguard Record
Keeping Account                     55,203,451.82      100.0%
100 Vanguard Blvd
Malvern PA 19063
--------------------------------------------------------------------------------
KP RETIREMENT PATH 2040 FUND
--------------------------------------------------------------------------------
Kaiser Omnibus Vanguard Record
Keeping Account                     47,766,865.08      100.0%
100 Vanguard Blvd
Malvern PA 19063
--------------------------------------------------------------------------------
KP RETIREMENT PATH 2045 FUND
--------------------------------------------------------------------------------
Kaiser Omnibus Vanguard Record
Keeping Account                     30,273,350.04      100.0%
100 Vanguard Blvd
Malvern PA 19063
--------------------------------------------------------------------------------
KP RETIREMENT PATH 2050 FUND
--------------------------------------------------------------------------------
Kaiser Omnibus Vanguard Record
Keeping Account                     9,423,402.42       100.0%
100 Vanguard Blvd
Malvern PA 19063
--------------------------------------------------------------------------------
KP RETIREMENT PATH 2055 FUND
--------------------------------------------------------------------------------
Kaiser Omnibus Vanguard Record
Keeping Account                     757,767.44         100.0%
100 Vanguard Blvd
Malvern PA 19063
--------------------------------------------------------------------------------
KP RETIREMENT PATH 2060 FUND
--------------------------------------------------------------------------------
Kaiser Omnibus Vanguard Record
Keeping Account                     121,495.02         100.0%
100 Vanguard Blvd
Malvern PA 19063
--------------------------------------------------------------------------------

                               THE TRANSFER AGENT

Northeast Retirement Services, Inc. (the "Transfer Agent"), located at P.O. Box 2069, Woburn MA 01801, serves as the Funds' transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

                                   CUSTODIAN

State Street Bank and Trust Company (the "Custodian"), located State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, acts as wire agent and custodian for the assets of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers, LLP, located at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103-7042, serves as the Trust's independent registered public accounting firm.

                                 LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

                              FINANCIAL STATEMENTS

                              KP FIXED INCOME FUND

                      Statement of Assets and Liabilities

                               December 31, 2013



ASSETS
Cash equivalent (see note 3)                                         $   100,000
Deferred offering costs                                                   21,481
                                                                     -----------
   Total assets                                                      $   121,481
                                                                     ===========
LIABILITIES
Offering costs payable                                               $    21,481
                                                                     -----------
   Total liabilities                                                 $    21,481
                                                                     -----------
NET ASSETS                                                           $   100,000
                                                                     ===========
NET ASSETS ARE COMPRISED OF:
Paid-in capital                                                      $   100,000
                                                                     -----------
NET ASSETS                                                           $   100,000
                                                                     ===========
Net assets
 Institutional class shares                                          $   100,000
                                                                     ===========
Shares outstanding
 Institutional class shares                                               10,000
                                                                     ===========
Net asset value per share
 Institutional class shares                                          $     10.00
                                                                     ===========










THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                              KP FIXED INCOME FUND

                         Notes to Financial Statements

                            AS OF DECEMBER 31, 2013


1. ORGANIZATION

KP Funds (the "Trust"), was organized on March 25, 2013 as a statutory trust under the laws of the Commonwealth of Massachusetts. The Trust is an open-end registered management investment company comprised of fourteen funds: KP Large Cap Equity Fund, KP Small Cap Equity Fund, KP International Equity Fund, and KP Fixed Income Fund (collectively, the "Asset Class Funds"); and KP Retirement Path 2015 Fund, KP Retirement Path 2020 Fund, KP Retirement Path 2025 Fund, KP Retirement Path 2030 Fund, KP Retirement Path 2035 Fund, KP Retirement Path 2040 Fund, KP Retirement Path 2045 Fund, KP Retirement Path 2050 Fund, KP Retirement Path 2055 Fund, and KP Retirement Path 2060 Fund (collectively, the "Target Date Funds" and collectively with the Asset Class Funds, the "Funds"). The investment objective of the KP Large Cap Equity Fund, KP Small Cap Equity Fund and KP International Equity Fund is to seek long-term capital appreciation. The investment objective of the KP Fixed Income Fund is to provide current income consistent with the preservation of capital. The investment objective of the KP Retirement Path 2015, KP Retirement Path 2020, KP Retirement Path 2025, KP Retirement Path 2030, KP Retirement Path 2035, KP Retirement Path 2040, KP Retirement Path 2045, KP Retirement Path 2050, KP Retirement Path 2055, and KP Retirement Path 2060 Fund is to seek a balance of long-term capital growth, inflation protection, and current income. The Funds are diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are registered to offer Institutional Class Shares. A Statement of Operations, Statement of Changes in Net Assets and Financial Highlights are not disclosed within the financial statements, as KP Fixed Income Fund has not commenced operations as of the date of the financial statements.

Callan Associates Inc. serves as the Funds' investment adviser (the "Adviser"). The Adviser will engage a number of sub-advisers (the "Sub-Advisers") to manage a portion of KP Fixed Income Fund's assets. The Trust has had no operations to date other than matters relating to its organization and offering as an open-end management investment company under the 1940 Act. To date, the only capital contribution to the Trust and the Funds resulted in the issuance of 10,000 shares of beneficial interest ("Shares") of the Institutional Class Shares of the KP Fixed Income Fund at an aggregate purchase price of $100,000 on September 3, 2013. Kaiser Foundation Health Plan Inc. owns 100% of the outstanding Shares of the KP Fixed Income Fund.

The financial statements presented herein are that of the KP Fixed Income
Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). A statement of operations, statement of changes in net assets and financial highlights has not been presented because the Fund has not commenced operations.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

                              KP FIXED INCOME FUND

                         Notes to Financial Statements

                            AS OF DECEMBER 31, 2013


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

VALUATION OF INVESTMENTS

The Trust generally uses market quotations and valuations provided by independent pricing services for the valuation of investment securities. If market prices are not readily available or the Adviser reasonably believes that they are unreliable, the Trust's valuation committee (the "Valuation Committee") will price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). Examples of situations where the Adviser may determine that the market price of a security is unreliable include, but are not limited to: if a security or other asset or liability does not have a price source due to its lack of liquidity, if the Adviser believes a market quotation from a broker-dealer or other source is unreliable, or where the security or other asset or other liability is thinly traded. The Valuation Committee's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Valuation Committee assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are as follows:

Level 1 -- Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 -- Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

Level 3 -- Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset.

                              KP FIXED INCOME FUND

                         Notes to Financial Statements

                            AS OF DECEMBER 31, 2013


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of December 31, 2013, the Fund's investment in the State Street Institutional Liquid Reserves Fund was valued at the net asset value per share and was considered Level 1, in accordance with the fair value hierarchy.

SECURITY TRANSACTIONS, DIVIDEND AND INVESTMENT INCOME

Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date; interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount.

EXPENSES

Expenses that are directly related to Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

INVESTMENT TRANSACTIONS

Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the identified cost basis.

ORGANIZATION AND OFFERING COSTS

All organizational expenses of the Trust will be borne by the Investment Adviser and will not be subject to future recoupment. As a result, organizational expenses are not reflected in the statement of assets and liabilities. Offering costs are amortized for a period of twelve months upon commencement of operations of the Fund.

INCOME TAXES

The Fund intends to qualify as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to their shareholders.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year.

3. CASH EQUIVALENT

The Fund considers all highly liquid financial instruments with a maturity of three months or less to be cash equivalents. As of December 31, 2013, the Fund held 100,000 shares, valued at $100,000, in the State Street Liquid Reserves Fund.

                              KP FIXED INCOME FUND

                         Notes to Financial Statements

                            AS OF DECEMBER 31, 2013


3. CASH EQUIVALENT (CONTINUED)

The Fund's investment in the State Street Liquid Reserves Fund represents 100% of the Fund's net assets as of December 31, 2013. The Fund, therefore, has a concentration of credit risk which is the risk that the issuer or a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

4. AGREEMENTS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Fund and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser oversees the investment advisory services provided to the Funds and may directly manage a portion of the Fund's assets under certain circumstances. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with the Adviser, and under the supervision of the Adviser and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Fund.

For the services it provides to the Fund, the Adviser receives a fee, which is calculated daily and paid monthly at an annual rate of 0.05% of the Fund's average daily net assets. In addition to the fee payable by the Fund to the Adviser, the Fund pays a fee directly to its Sub-Advisers. For its services, each Sub-Adviser receives a fee based on a specified percentage of the portion of the Fund's assets allocated to that Sub-Adviser. These fees are not charged until the Fund's commencement of operations.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

SEI Investments Global Fund Services (the "Administrator") serves as the Fund's Administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services for an annual fee equal to 0.03% of the Fund's average daily net assets. These fees are not charged until the Fund's commencement of operations.

State Street Bank and Trust Company (the "Custodian") serves as the Fund's Custodian pursuant to a custody agreement. Northeast Retirement Services, Inc. (the "Transfer Agent") serves as the Fund's Transfer Agent pursuant to a transfer agency agreement.

DISTRIBUTION AGREEMENT

SEI Investments Distribution Co., a wholly-owned subsidiary of the Administrator (the "Distributor"), serves as the Fund's distributor pursuant to a distribution agreement.

                              KP FIXED INCOME FUND

                         Notes to Financial Statements

                            AS OF DECEMBER 31, 2013


5. RISKS

As with all mutual funds, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value and ability to meet its investment objective.

CREDIT RISK -- Credit risk is the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

FIXED INCOME MARKET RISK -- Fixed income market risk is the risk that the prices of the Fund's fixed income securities, including structured notes, respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

INTEREST RATE RISK -- Interest rate risk is the risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Derivatives Risk - The Fund's use of futures contracts, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund chooses. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

The Fund's use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. There were no derivatives held by KP Fixed Income Fund as of and for the period ended December 31, 2013.


6. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote. .

                              KP FIXED INCOME FUND

                         Notes to Financial Statements

                            AS OF DECEMBER 31, 2013


7. SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Management has determined that there are no material events, except as set forth above that would require disclosure in the Fund's financial statements through this date.

On January 10, 2014, the Asset Class Funds and Target Date Funds commenced operations.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of KP Funds and Shareholders of KP Fixed Income Fund:


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of KP Fixed Income Fund (the "Fund") at December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
February 28, 2014

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATING SCALES

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATING SCALE

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)
The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S US MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS SCALES

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATING SCALES

Fitch long-term obligations rating scales are as follows:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C 'Exceptionally high levels of credit risk. C' ratings indicate exceptionally high levels of credit risk.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

                APPENDIX B--PROXY VOTING POLICIES AND PROCEDURES

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                             CALLAN ASSOCIATES INC.
                       IA POLICIES AND PROCEDURES MANUAL
                                   TO CURRENT

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                                  PROXY VOTING

POLICY

Callan Associates Inc., as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients. The firm may offer assistance as to proxy matters upon a client's request, but the client always retains the proxy voting responsibility. Callan Associates Inc.'s policy of having no proxy voting responsibility is disclosed to clients.

Callan Associates provides asset management consulting to its clients and, as such, is registered as a pension consultant. Callan services include consulting services, investment and asset management consulting, investment research and investment education. Callan does not exercise discretionary control over its clients' assets. Callan does not recommend the purchase or sale of any particular security or type of securities. In addition, Callan has no participation or interest in client transactions including, holding assets in custody. Callan does not engage in any security brokerage and trading services including transactions for the purchase or sale of any particular security or type of securities; agency crosses; best execution; proxy voting; and soft dollars. Refer to Callan's Form ADV Part II for additional information on Callan's services and disclosures.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

Susan L. Taylor has the responsibility for the implementation and monitoring of our proxy policy and to ensure that the firm does not accept or exercise any proxy voting authority on behalf of clients without an appropriate review and change of the firm's policy with appropriate regulatory requirements being met and records maintained.

PROCEDURE

Callan Associates Inc. has adopted various procedures to implement the firm's policy and conducts reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

     o Callan Associates Inc. discloses its proxy voting policy of not having proxy voting authority in its Firm Brochure (and Wrap Fee Program Brochure, if applicable) or other client information.

     o Callan Associates Inc. 's advisory agreements provide that the firm has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority.

     o Callan Associates Inc. 's new client information materials may also indicate that advisory clients retain proxy voting authority.

     o Susan L. Taylor reviews the nature and extent of advisory services provided by the firm and monitors such services to periodically determine and confirm that client proxies are not being voted by the firm or anyone within the firm.

                          ACADIAN ASSET MANAGEMENT LLC
                      PROXY VOTING POLICIES AND PROCEDURES

POLICY:

Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of Institutional Shareholder Services ("ISS") an unaffiliated proxy firm to help manage the proxy voting process and to research and vote proxies on behalf of Acadian's clients. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian's voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

PROCEDURES:

PROXY VOTING GUIDELINES

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Acadian has retained ISS to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian's voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client's portfolio.

There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client or in share blocking markets.

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called "share blocking" markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client's portfolio


November 2011                          B-3
vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

CONFLICTS OF INTEREST

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian's interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, its Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

VOTING POLICIES

Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS' independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

VOTING PROCESS

Acadian has appointed the Head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the


November 2011                          B-4
recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge's Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records are available to all clients upon request.

PROXY VOTING RECORD

Acadian's Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

OBTAINING A VOTING PROXY REPORT

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at compliance-reporting@acadian-asset.com.

ALL DOCUMENTS MUST BE RETAINED IN ACCORDANCE WITH ACADIAN'S RECORD RETENTION POLICY.




November 2011                          B-5

                            CASTLEARK MANAGEMENT LLC

8. PROXY VOTING

POLICY

CastleArk Management LLC ("CastleArk") views seriously its responsibility to exercise voting authority over securities which form part of its clients' portfolios. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration.

In voting proxies, CastleArk will consider, on a case-by-case basis, factors that may affect the value of managed investments on behalf of the beneficial owners. Beneficial owners include both clients for whom CastleArk acts as investment manager and the beneficial owners of our client's investments. While our proxy voting policy serves as a guideline, our fiduciary duty to the beneficial owners requires us to examine each resolution offered in the context in which it applies. For this reason, there may be instances in which the shares may not be voted in strict adherence to these guidelines.

CastleArk will review each proxy statement separately and base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security, that is, our clients. Nonetheless, a number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company's board. CastleArk follows proxy voting procedures that allow us to vote on these issues in a uniform manner.

Routine proxy matters are generally considered by CastleArk's proxy designee, who is responsible for determining that all proxies are voted in accordance with these policies. That person will cast his or her votes in accordance with this Proxy Voting Policy and the Proxy Voting Procedures. Any non-routine matters are referred to the Senior Portfolio Manager for the portfolio that holds the security at issue.

Votes cast by CastleArk are recorded by the Proxy Designee. We cast votes and maintain access to our voting record through an outsourced service. Any client who requests it, may obtain CastleArk's record as to such votes for shares owned by that client.

KEY PROXY VOTING ISSUES

o    Election of Directors and Appointment of Accountants

We generally vote for management's proposed directors in uncontested elections. For contested elections, we generally vote for candidates that best serve shareholders' interests. We generally vote to ratify management's appointment of independent auditors.

o    Increase Authorized Capital

We vote for these proposals in the absence of unusual circumstances.

o    Preference Shares

We will carefully review proposals to authorize new issues of preference shares or increase the shares authorized for existing issues. Generally we will not oppose proposals to authorize the issuance of preferred shares. We will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.

o    Dual Capitalization, other Preferential Voting Rights

We will generally vote against proposals to divide share capital into two or more classes or to otherwise create classes of shares with unequal voting and dividend rights.

We are concerned that the effect of these proposals, over time, is to consolidate voting power in the hands of relatively few insiders, disproportionate to their percentage ownership of the company's share capital as a whole. This concentration of voting power can effectively block any takeover which management opposes and dilute accountability to shareholders.

o    Mergers and acquisitions

All proposals are reviewed on a case by case basis by taking the following into consideration:

     o    whether the proposed acquisition price represents fair value

     o    whether shareholders could realize greater value through other means

     o whether shareholders receive fair treatment under the merger acquisition terms

o    Restructuring and Recapitalization

All proposals are reviewed on a case-by-case basis taking the following into consideration:

     o whether the proposed restructuring or recapitalization is the best means of enhancing shareholder values whether the company's long term prospects will be positively affected by the proposal.

o    To Provide Director Indemnification

We will generally vote for proposals to provide corporate indemnification for directors.

o    Share Option Plans

We will generally vote against proposals that authorize:

     (i) More than 10% of the company's outstanding shares to be reserved for the award of share options; or

     (ii) The award of share options to employees or non-employees of the company (for instance, outside directors and consultants) if the exercise price is less than the share's fair market value at the date of the grant of the options and does not carry relevant performance hurdles for exercise; or

    (iii) The exchange of outstanding options for new ones at lower exercise prices.

SHAREHOLDER PROPOSALS -- CORPORATE GOVERNANCE ISSUES

O    Majority Independent Board

We will generally vote for proposals calling for a majority outside board.

O    Executive Compensation

We will generally vote against proposals to restrict employee compensation. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the Board of Directors and company management; provided, however, that share option plans meet our guidelines for such plans as set forth herein.

We will scrutinize and vote on a case-by-case basis on any proposal that (i) does not come from an independent executive compensation committee or (ii) that falls significantly outside of norm for such proposals, with reference, among other things, to the company's peer group and independent outside assessments of the proposal.

On a case by case basis, we will vote for proposals requesting more detailed disclosure of employee compensation, especially if the company does not have a majority outside board.

ALL OTHER MATTERS

o We will vote matters not described above on a case-by-case basis, using the guidelines outlined above.

CONFLICTS OF INTEREST

o By prohibiting our adviser representatives from serving as directors of publicly traded companies, we limit the circumstances where conflicts of interest may arise. Nevertheless, we recognize that on rare occasions, we may be responsible for a proxy vote in which our interests might be affected. On those occasions CastleArk will consider whether the interests of our clients and beneficial shareholders are in conflict with our own. If there is no potential conflict we will vote in accordance with the policies outlined above. Where there appears to be a conflict between our interests and those of our clients or their beneficial owners, we will vote in the interests of them and against our own. We will document our conclusions as to votes that appear to affect our own interests.

PROCEDURES

a. Casting of votes, and maintenance of the records of votes cast are done using the BROADRIDGE online system.

b. Our designated proxy voting representative should cast proxy votes in accordance with our proxy voting policy.

c. Votes that do not appear to be covered by the policy above should be cast in the spirit of the policy. The voting representative should consult with the portfolio manager(s) in cases of uncertainty.

d. The Compliance Officer should review votes cast and the recordkeeping of votes cast from time to time.

[LOGO OMITTED]              COLUMBUS CIRCLE INVESTORS
================================================================================

                              PROXY VOTING POLICY
                                      2011

I.   Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients' investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

     1) provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV Part 2 Brochure, which is available to any clients upon request;

     2) applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

     3) keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

     4) monitors such voting for any potential conflicts of interest and maintains processes to deal with these issues appropriately; and

     5) maintains this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle's Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle's proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

II.  Voting Guidelines

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle's clients' proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A.   Management Proposals:

1. When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

     o    "Normal" elections of directors

     o    Approval of auditors/CPA

     o    Directors' liability and indemnification

     o    General updating/corrective amendments to charter

     o    Elimination of cumulative voting

     o    Elimination of preemptive rights

2. When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

     o Capitalization changes that eliminate other classes of stock and voting rights

     o Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

     o    Stock purchase plans with an exercise price of not less than 85% FMV

     o    Stock option plans that are incentive based and not excessive

     o    Reductions in supermajority vote requirements

     o    Adoption of antigreenmail provisions

3. When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

     o Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

     o Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

     o Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     o Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

     o    Classified or single-slate boards of directors

     o Reincorporation into a state that has more stringent anti-takeover and related provisions

     o Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

     o Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

     o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

     o Amending articles to relax quorum requirements for special resolutions

     o Re-election of director(s) directly responsible for a company's fraudulent or criminal act

     o    Re-election of director(s) who holds offices of chairman and CEO

     o Re-election of director(s) who serve on audit, compensation and nominating committees

     o Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

     o Adoption of option plans/grants to directors or employees of related companies

     o    Lengthening internal auditors' term in office to four years

4. When voting on Say on Pay, Say on Frequency and Say on Golden Parachute issues generally vote affirmatively

     o In support of annual advisory shareholder votes and in support of management compensation not deemed excessive

B.   Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1. When voting shareholder proposals, in general, initiatives related to the following items are supported:

     o    Auditors should attend the annual meeting of shareholders

     o    Election of the board on an annual basis

     o    Equal access to proxy process

     o    Submit shareholder rights plan poison pill to vote or redeem

     o    Undo various anti-takeover related provisions

     o    Reduction or elimination of super-majority vote requirements

     o    Anti-greenmail provisions

     o    Submit audit firm ratification to shareholder votes

     o    Audit firm rotations every five or more years

     o    Requirement to expense stock options

     o    Establishment of holding periods limiting executive stock sales

     o    Report on executive retirement benefit plans

     o    Require two-thirds of board to be independent

     o Separation of chairman and chief executive posts

2. When voting shareholder proposals, in general, initiatives related to the following items are not supported:

     o Requiring directors to own large amounts of stock before being eligible to be elected

     o    Restoring cumulative voting in the election of directors

     o Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

     o Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles.

     o Restrictions banning future stock option grants to executives except in extreme cases

3. Additional shareholder proposals require case-by-case analysis

     o Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

     o    Requirements that stock options be performance-based

     o Submission of extraordinary pension benefits for senior executives under a company's SERP for shareholder approval

     o    Shareholder access to nominate board members

     o    Requiring offshore companies to reincorporate into the United States

Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.

Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III. CONFLICTS OF INTEREST

Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.

Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the film provides investment advisory services.

In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

                          DEPRINCE, RACE & ZOLLO, INC.

                                  PROXY VOTING
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I. INTRODUCTION

Rule 206(4)-6 (the "Rule") under the Investment Advisers Act of 1940 ("Advisers Act") requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The Rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

DePrince, Race & Zollo, Inc. ("DRZ") votes proxies for a majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. DRZ has elected to retain an independent third party proxy administrator ("Proxy Administrator") to assist in the proxy voting and record keeping process. Any questions about this document should be directed to our Chief Compliance Officer ("CCO") or Assistant Compliance Officer ("ACO").

II.  REGULATORY BACKGROUND

(A)  THE NEED TO IMPLEMENT A PROXY VOTING POLICY AND PROCEDURES

The SEC has determined that the rule applies to all registered investment advisers that exercise proxy voting authority over client securities. The SEC has also indicated that advisers with implicit as well as explicit voting authority must comply with the rule. In particular, the rule applies when the advisory contract is silent but the adviser's voting authority is implied by an overall delegation of discretionary authority.

(B)  VOTING CLIENT PROXIES

The SEC has interpreted the duty of care to require an adviser with voting authority to monitor shareholder meeting dates and to vote client proxies. However, the scope of an adviser's responsibilities with respect to voting proxies would ordinarily be determined by the adviser's contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients. The rule does not necessitate an adviser to become a "shareholder activist," but more practically, allows an adviser to determine whether the costs and expected benefits to clients warrant such activism.

Additionally, the failure to vote every proxy should not necessarily be construed as a violation of an adviser's fiduciary obligations. The SEC has noted times when refraining from voting a proxy may be in the client's best interest, such as when the analysis noted above yields results that indicate the cost of voting the proxy exceeds the expected benefit to the client. Nevertheless, an adviser must be aware that it may not ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

(C)  IMPLEMENTING POLICIES AND PROCEDURES TO RESOLVE CONFLICTS OF INTEREST

A challenging aspect to Rule 206(4)-6 has been an adviser's identification of material conflicts of interest that may influence the manner in which it votes proxies. Although the SEC has not listed all conflicts of interest that an adviser may encounter when voting clients' proxies, it has provided guidance with respect to ways in which the policies and procedures may mitigate any existing conflicts of interest. An adviser could also suggest that the client engage another party to determine how the proxies should be voted, which would relieve the adviser of the responsibility to vote the proxies.

(D)  DISCLOSURE REQUIREMENTS

     o An investment adviser must disclose to clients how they can obtain information on how client proxies were voted.

     o A concise summation of the proxy voting process, rather than a reiteration of the adviser's proxy voting policy and procedures must also be disclosed and that upon client request, the adviser will provide a copy of the policies and procedures.

(E)  RECORDKEEPING REQUIREMENTS

Amended Rule 204-2 under the Advisers Act requires investments advisers to retain the following documents:

     o    Proxy Voting Policies and Procedures;

     o    Proxy Statements Received Regarding Client Securities;

     o    Records of Votes Cast on Behalf of Clients;

     o    Records of Client Requests for Proxy Voting Information; and

     o Any Documents Prepared by the Adviser that were Material to Making a Decision how to Vote, or that were Prepared by the Adviser to Memorialize the Basis for the Decision.

III. RISKS

In developing this policy and procedures, DRZ considered numerous risks associated with its voting of client proxies. This analysis includes risks such as:

     o DRZ does not maintain a written proxy voting policy as required by Rule 206(4)-6.

     o    Proxies are not voted in clients' best interests.

     o    Proxies are not identified and voted in a timely manner.

     o Conflicts between DRZ's interests and the client are not identified; therefore, proxies are not voted appropriately.

     o Proxy voting records and client requests to review proxy votes are not maintained.

DRZ has established the following guidelines as an attempt to mitigate these risks.

IV.  POLICY

It is the policy of DRZ to vote client proxies in the interest of maximizing shareholder value. To that end, DRZ will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent that is not part of the services provided by DRZ. Clients must notify DRZ of their specific proxy voting instructions, if any. Generally, all such client instructions must be in writing.

V.   PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES

These proxy voting procedures are designed to enable DRZ to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

     1. DRZ shall maintain a list of all clients for which it votes proxies. The list will be maintained electronically and updated by the Compliance department who will obtain proxy voting information from client agreements.

          All new signed contracts or new account instructions must be sent to the Proxy Administrator no later than ten (10) days from the date a new account starts trading. Alternatively, DRZ's Operations De-partment, as part of the account opening procedure, will inform the Proxy Administrator that DRZ will vote proxies for the new client.

     2. DRZ shall work with the client to ensure that the Proxy Administrator is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms of broker-dealers/custodians will state that the Proxy Administrator should receive this documentation. The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

          These intermediaries will be informed to direct all proxy materials to DRZ's designated Proxy Administrator.

     3. DRZ shall work with the Proxy Administrator to ensure that the Proxy Administrator is properly instructed on the manner and direction to vote each client's account based upon the type of client and specific voting instructions received from the client, if any. DRZ has established proxy voting policies with the Proxy Administrator in the interest of maximizing shareholder value. However, DRZ has instructed the Proxy Administrator to alert DRZ to certain issues that DRZ believes require an additional level of consideration.

     4. The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner. DRZ's Compliance Department shall receive and review current proxy information from the Proxy Administrator on a routine basis to ensure that all proxies are being received and voted.

     5. The Proxy Administrator will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

          For any client who has provided specific voting instructions, the Proxy Administrator shall vote that client's proxy in accordance with the client's written instructions.

          Proxies for client's who have elected to have their proxies voted by a third party outside of the proxy voting services DRZ provides, and whose proxies were received by DRZ, shall be forwarded back to the client for voting and submission.

          Proxies received after the termination date of a client relationship will not be voted. Such proxies should be delivered to the last known address of the former client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that the proxies should be forwarded to the last known address of the former client. The statement should further indicate that future proxies for the named former client should not be delivered to DRZ or to the Proxy Administrator, but directly to the former client.

     6. The Proxy Administrator will provide to the appropriate investment officers (portfolio managers) the proxy solicitations and materials for review if not covered by DRZ's guidelines.

     7. It is DRZ's policy to abstain from voting proxy ballots over which the issuer has implemented a share blocking policy. Share blocking policies are generally implemented by issuers whose securities are traded in limited markets outside the United States. Under a "share blocking policy" voting any proxies on the ballot would prohibit trading shares of the issuer for a pre-determined period of time. DRZ typically invests in securities that have unrestricted liquidity and therefore DRZ will generally choose to avoid circumstances that would hinder DRZ's ability to manage portfolio positions. DRZ will document exceptions or deviations from this policy.

     8. DRZ shall compare the cost of voting the proxy to the benefit to the client. In the event that the costs of voting appear to outweigh the benefits, DRZ shall document such rationale and maintain the documentation in the permanent file (for example, voting a foreign security may require additional costs that overshadow the benefits) in accordance with DRZ's record retention policy. The Proxy Administrator will then be notified accordingly.

     9. The Proxy Administrator and/or the CCO or ACO will reasonably try to assess any material conflicts between DRZ's interests and those of its clients with respect to proxy voting by considering the situations identified in the CONFLICTS OF INTEREST section of this document.

     10. So long as there is no material conflicts of interest identified, the Proxy Administrator will vote proxies according to the guidelines set forth above. DRZ may also elect to abstain from voting if it deems such abstinence in its clients' best interests. The rationale for the occurrence of voting that deviates from the guidelines will be documented and the documentation will be maintained in the permanent file in accordance with DRZ's record retention policy.

     11. If the Proxy Administrator, the CCO or the ACO (interchangeably referred to as the "Compliance Officer") detects a conflict of interest, the following process will be followed:

          a. In cases where the Proxy Administrator is the party identifying the conflict, they have been instructed to contact DRZ's CCO or ACO as soon as reasonably practicable.

          b. The Compliance Officer and a member of the DRZ Proxy Voting Committee (the "Committee") will determine the appropriate method of resolution considering the nature of the conflict of interest, the proxy voting deadline, the number of clients involved and other material information related to the matter.

          c. The Compliance Officer will either (i) with the assistance of the appropriate investment personnel, contact the client(s) directly for discussion of the matter and determine if the client(s) desire to vote the proxy directly or provide its vote to DRZ to vote on their behalf, or (ii) will convene the Committee, as appropriate.

          d. If the Compliance Officer elects to contact the client(s) directly and the client(s) desire to vote the proxy or provide DRZ with their vote, the Compliance Officer and the Proxy Administrator will provide the client(s) with the proxy and related information to enable the client(s) to make an informed decision.

          e. Alternatively, if the Compliance Officer concludes the matter should go before the Committee, they will immediately convene the Committee. Members of the Committee include the persons listed on Attachment A. A majority of the Committee members shall constitute a quorum at a meeting of the Committee, but in no event shall a quorum consist of less than one-third of the Committee. The Compliance Officer will serve as chairperson.

          The Compliance Officer, at inception of the Committee meeting, will appoint a Secretary, whose role it will be to keep careful and detailed minutes.

          f. The Compliance Officer will identify for the Committee the issuer and proposal to be considered. The Compliance Officer will also identify the conflict of interest that has been detected.

          g. The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote. Members of the Committee may wish to consider the following questions:

               o Whether adoption of the proposal would have a positive or negative impact on the issuer's short term or long-term value.

               o Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal.

               o    Whether the proposal itself is well framed and reasonable.

               o Whether implementation of the proposal would achieve the objectives sought in the proposal.

               o Whether the issues presented would best be handled through government or issuer-specific action.

          h. Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee their decision on whether DRZ will vote for or against the proposal. Attending members of the Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that DRZ refrain from voting on the proposal, although "abstain" votes are permitted. The Secretary of the Committee will record each member's vote and the rationale for their decision.

          i. After each member of the Committee has announced their vote, the Secretary will tally the votes. The tally will result in one of the following two outcomes:

               o If all members of the Committee have voted in the same direction on the proposal, all of DRZ's proxies for that proposal will be voted in such direction. The Compliance Officer will document the unanimous vote and all notes of the meeting, if created, will be maintained in the permanent file in accordance with the DRZ's proxy recordkeeping policy described herein.

               o If a unanimous decision cannot be reached by the Committee, DRZ will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which DRZ should vote on the proposal. The proxy voting service's or consultant's determination will be binding on DRZ.

     12. The Proxy Administrator shall be informed of the results and shall collect and submit the proxy votes in a timely manner.

     13. All proxy votes will be recorded by the Proxy Administrator. The following information will be maintained:

     1.   The name of the issuer of the portfolio security;

     2.   The exchange ticker symbol of the portfolio security;

     3. The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

     4.   The shareholder meeting date;

     5.   The number of shares DRZ is voting on firm-wide;

     6.   A brief identification of the matter voted on;

     7. Whether the matter was proposed by the issuer or by a security holder;

     8.   Whether or not DRZ cast its vote on the matter;

     9. How DRZ cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

     10.  Whether DRZ cast its vote with or against management; and

     11.  Whether any client requested an alternative vote of its proxy.

There may be instances where DRZ votes the same proxy in different directions for different clients if a client requires DRZ to vote a certain way on an issue, while DRZ deems it beneficial to vote in the opposite direction for its other clients.

VI.  CONFLICTS OF INTEREST

The following is a non-exhaustive list of potential conflicts. DRZ continually monitors these potential conflicts to determine if they exist:

     o CONFLICT: DRZ retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in DRZ's client portfolios. For example, DRZ may be retained to manage XYZ's pension fund. XYZ is a public company and DRZ client accounts hold shares of XYZ. This type of relationship may influence DRZ to vote with management on proxies to gain favor with management. Such favor may influence XYZ's decision to continue its advisory relationship with DRZ.

     o CONFLICT: DRZ retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in DRZ's client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

     o CONFLICT: DRZ's employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a DRZ employee may be a high-level executive of an issuer that is held in DRZ's client portfolios. The spouse could attempt to influence DRZ to vote in favor of management.

     o CONFLICT: DRZ or an employee(s) personally owns a significant number of an issuer's securities that are also held in DRZ's client portfolios. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence the Proxy Administrator to vote proxies in contradiction to the policy.

     o CONFLICT: DRZ or its affiliates has a financial interest in the outcome of a vote, such as when DRZ receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

RESOLUTION: Upon the detection of a material conflict of interest, the procedure described under Item 9 of the PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES section above will be followed.

DRZ realizes that due to the difficulty of predicting and identifying all material conflicts, DRZ must rely on its employees to notify the Compliance Officer of any material conflict that may impair DRZ's ability to vote proxies in an objective manner.

In addition, the Compliance Officer will document any attempts by others within DRZ to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy. The Compliance Officer should report the attempt to DRZ's CCO, Board of Directors or outside counsel.

VII. RECORDKEEPING

DRZ must maintain the documentation described in the following section for a period of not less than five (5) years from the date of the vote, the first two
(2) years at its principal place of business. The Compliance Officer will be responsible for the following procedures and for ensuring that the required documentation is retained.

CLIENT REQUEST TO REVIEW PROXY VOTES:

     o Any request, whether written (including e-mail) or oral, received by any employee of DRZ, must be promptly reported to the Compliance Officer. All written requests must be retained in the permanent file in accordance with DRZ's record retention policy.

     o The Compliance Officer will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting client, other dispositions, etc.).

     o DRZ will make every effort to fulfill each individual client request for Proxy Voting information in the client's prescribed format. In the event that DRZ cannot, and in order to facilitate the management of the proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Compliance Officer may distribute to any client requesting proxy voting information the COMPLETE proxy voting record of DRZ for the period requested.

          In cases where the COMPLETE proxy voting record is distributed to a client(s), it will contain the following legend: "THIS REPORT CONTAINS THE FULL PROXY VOTING RECORD OF DRZ. IF SECURITIES OF A PARTICULAR ISSUER WERE HELD IN YOUR ACCOUNT ON THE DATE OF THE SHAREHOLDER MEETING INDICATED, YOUR PROXY WAS VOTED IN THE DIRECTION INDICATED (ABSENT YOUR EXPRESSED WRITTEN DIRECTION OTHERWISE)."

     o Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client's written or oral request. The written response should be attached and maintained with the client's written request, if applicable, and maintained in the permanent file in accordance with the recordkeeping policy.

     o Clients are permitted to request any and all proxy voting records that have been retained in accordance with DRZ's record retention policy.

PROXY VOTING POLICY AND PROCEDURES:

     o This Proxy Voting Policy and Procedures and previous versions of DRZ's adopted Proxy Voting Policy and Procedures, if any, in accordance with DRZ's record retention policies.

     o DRZ's annual Form ADV Part 2A containing a concise summary of Proxy Policy and Procedures and offer of the record to clients.

PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES:

     o DRZ's Proxy Administrator receives proxies directly from the clients' custodians. In the event DRZ receives a proxy, DRZ will copy or print a sample of the proxy statement or card and maintain the copy in a central file along. DRZ will vote the proxy in accordance with these policies. Documentation of the process will be maintained in accordance with DRZ's proxy recordkeeping policies.

          Note: DRZ is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

PROXY VOTING RECORDS:

     o    DRZ Proxy Voting Record.

     o Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc, that were material in the basis for the decision.

VIII. DISCLOSURE

     o DRZ will ensure that Form ADV, Part 2A is updated as necessary to reflect: (i) all material changes to DRZ's Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

X. PROXY SOLICITATION

As a matter of practice, it is DRZ's policy to not reveal or disclose to any client how DRZ may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting. DRZ will never disclose such information to unrelated third parties, except as required by law.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

XI.  CLASS ACTIONS

It is DRZ's policy to direct clients to decide whether or not to participate in class actions regarding securities of issuers currently or previously held in the clients' portfolios. Any class action notice received by DRZ shall be promptly forwarded to the client. Class action notices received by DRZ on behalf of a former client will be sent to the last known address on file. DRZ employees are prohibited from making legal elections or determinations on behalf of clients. If requested, DRZ shall assist clients with account information required for their analysis of the class action notice; however, it is each client's responsibility to respond to the class action notice.

                             EATON VANCE MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES (II.A.6)

Eaton Vance Management has adopted policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. Eaton Vance Management votes proxies received by a client for which it has sole investment discretion through an independent third-party proxy voting service ("Agent"). The Agent (currently Institutional Shareholder Services, Inc.) is required to vote and/or refer to Eaton Vance Management's Proxy Administrator, for consideration by a Proxy Group established by Eaton Vance Management, all proxies in accordance with formal written customized guidelines. When a proxy voting issue has been referred to the Proxy Administrator, the Proxy Group determines the final vote (or decision not to vote) and the Proxy Administrator instructs the Agent to vote accordingly for securities held in client accounts.

Eaton Vance Management maintains procedures designed to identify and address potential material conflicts of interests in voting proxies. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the procedures or with the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will determine if a material conflict of interest exists between Eaton Vance Management and its clients, and if so determined, Eaton Vance Management will seek instruction on how the proxy should be voted from the client (in the case of an individual or corporate client), its board of directors or any (sub)committee or group of Independent Trustees (in the case of a Fund), or the adviser in situations where Eaton Vance Management acts as sub-adviser to such adviser. If the client, Fund board or adviser, as the case may be, fails to instruct Eaton Vance Management on how to vote the proxy, Eaton Vance Management will generally instruct the Agent, through the Proxy Administrator, to abstain from voting to avoid the appearance of impropriety, unless the failure to vote would have a material adverse economic impact on the client's securities holdings in a company identified as a significant client or prospective client.

The Procedures also require Eaton Vance Management to establish that the Agent
(i) is independent from Eaton Vance Management, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners.

In the event that Eaton Vance Management determines that the matters involved in a proxy would have a material effect on the applicable fund client's investment in loaned securities, it will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent. Eaton Vance Management may be unable to vote or may determine not to vote a proxy on behalf of a client account due to factors including: share blocking practices, client's untimely access to ballots or other proxy information, excessive costs and/or in certain cases in which the Agent's recommendation has been deemed to be conflicted.

Confidential Information              B-24

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                              PROXY VOTING POLICY
                              AND PROCEDURE MANUAL

                                 June 30, 2004

                                    AMENDED
                                 March 31, 2005
                                  May 16, 2005
                                 March 31, 2007
                                August 30, 2007
                                 March 31, 2008
                                 June 25, 2008
                               September 22, 2009
                                 April 1, 2010
                               February 15, 2011
                                 April 25, 2011
                                 March 5, 2012
                                  May 10, 2012
                               February 11, 2013

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Proxy Voting Policy and Procedure Manual

CONTENTS

1    GENERAL                                                                   5
     Introduction
     General Guidelines
     Proxy Committee
     Conflicts of Interest
     Recordkeeping and Disclosure

2    PROPOSALS USUALLY VOTED FOR                                              10
     Adjustments to Par Value of Common Stock
     Annual Election of Directors
     Appraisal Rights
     Authority to Issue Shares (for UK issuers only)
     Blank Check Preferred Authorization
     Chairman and CEO are the Same Person
     Changing Corporate Name
     Confidential Voting
     Cumulative Voting
     Delivery of Electronic Proxy Materials
     Director Nominees in Uncontested Elections
     Director Related Compensation
     Election of CEO Director Nominees
     Election of Mutual Fund Trustees
     Equal Access
     Fair Price Provisions
     Golden and Tin Parachutes
     Independent Audit, Compensation and Nominating Committees
     Independent Board Chairman
     Majority Voting
     OBRA-Related Compensation Proposals
     Ratifying Auditors
     Reverse Stock Splits
     Right to Adjourn
     Right to Call a Special Meeting
     Share Cancellation Programs
     Shareholder Ability to Alter the Size of the Board
     Shareholder Ability to Remove Directors
     Share Repurchase Programs
     Stock Distributions: Splits and Dividends
     White Squire Placements
     Written Consent



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3    PROPOSALS USUALLY VOTED AGAINST                                          14
     Common Stock Authorization
     Director and Officer Indemnification and Liability Protection
     Shareholder Ability to Act by Written Consent
     Shareholder Ability to Call Special Meetings
     Shareholder Ability to Remove Directors
     Share Retention By Executives
     Staggered Director Elections
     Stock Ownership Requirements
     Supermajority Shareholder Vote Requirements
     Term of Office
     Unequal Voting Rights

4    PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE                            15
     PROXY VOTING SERVICE
     401(k) Employee Benefit Plans
     Compensation Plans
     Employee Stock Ownership Plans
     Executive Compensation Advisory Resolutions ("Say-on-Pay")
     Preemptive Rights
     Stock Option Plans

5    PROPOSALS REQUIRING SPECIAL CONSIDERATION                                16
     Asset Sales
     Bundled Proposals
     Charitable and Political Contributions and Lobbying Expenditures
     Conversion of Debt Instruments
     Corporate Restructuring
     Debt Restructurings
     Delisting a Security
     Director Nominees in Contested Elections
     Disclosure of Prior Government Service
     Environment and Social issues
     Animal Rights
     Energy and Environment
     Equal Employment Opportunity and Discrimination
     Human Resource Issues
     Maquiladora Standards and International Operations Policies



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     Military Business
     Northern Ireland
     Product Integrity and Marketing
     Third World Debt Crisis
     Golden Coffins
     Greenmail
     Liquidations
     Mergers and Acquisitions
     Mutual Fund Distribution Agreements
     Mutual Fund Fundamental Investment Restrictions
     Mutual Fund Investment Advisory Agreement
     Poison Pills
     Proxy Access
     Proxy Contest Defenses
     Reimburse Proxy Solicitation Expenses
     Reincorporation Proposals
     Shareholder Advisory Committees
     Shareholder Proposals to Limit Executive and Director Pay State
     Spin-offs
     Takeover Statutes
     Tender Offer Defenses














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Proxy Voting Policy and Procedure Manual

1. GENERAL

A.  INTRODUCTION.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") will vote proxies on behalf of a client if, in its investment management agreement ("IMA") with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures ("Proxy Voting Procedures") to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles' fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94 -2 (July 29,
1994).

Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

B.   GENERAL GUIDELINES.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1. Client's Best Interest. Loomis Sayles' Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients' interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer's securities during the expected holding period.

2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2)





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     delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.   Stated Policies. These policies identify issues where Loomis Sayles will
     (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and
     (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4. Abstain from Voting. Our policy is to vote rather than abstain from voting on issues presented unless the client's best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, the Proxy Voting Service has not received a ballot for a client's account or under other circumstances beyond Loomis Sayles' control.

5. Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the client's best interests.

6. Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7. Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles's representatives.



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8. Disclosure to Third Parties. Loomis Sayles' general policy is not to disclose to third parties how it (or its voting delegate) voted a client's proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

C.   PROXY COMMITTEE.

1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member's successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.   Duties. The specific responsibilities of the Proxy Committee, include,

     a. to develop, authorize, implement and update these Proxy Voting Procedures, including

          (i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

          (ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

          (iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

     b.   to oversee the proxy voting process, including;

          (i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

          (ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

          (iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

     c. to engage and oversee third-party vendors, including Proxy Voting Services; and

     d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.



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3.   Standards.

     a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client's best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

     b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee's purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D.   CONFLICTS OF INTEREST.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy

Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.



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E. RECORDKEEPING AND DISCLOSURE.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles' written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.













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2.   PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Authority to Issue Shares (for UK issuers only): Vote for proposals by boards of UK issuers where: (1) the board's authority to issue shares with preemptive rights is limited to a nominal value of no more than 33% of the issuer's issued ordinary share capital; or (2) the board's authority to issue shares without preemptive rights is limited to a nominal value of no more than 5% of the issuer's issued ordinary share capital, to the extent such limits continue to be consistent with the guidelines issued by the Association of British Insurers and other UK investor bodies Review on a case-by-case basis proposals that do not meet the above criteria.

Blank Check Preferred Authorization:

A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.



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Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer's "say on pay" advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C. Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.

D. Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer. Review on a case-by-case basis all other proposals.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.



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Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A. Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be "independent," as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B. Vote such proposals on a case by case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of Directors/Trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a case-by-case basis.



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Ratifying Auditors:

A.   Generally vote for proposals to ratify auditors.

B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the audit committee.

C. Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.

Shareholder Ability to Alter the Size of the Board:

A.   Vote for proposals that seek to fix the size of the board.

B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.



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Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.



























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3.   PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A. Vote against proposals that provide that directors may be removed only for cause.

B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.




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Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

4.   PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions ("Say-on-Pay"): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B. Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

C. Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.   Vote against plans which expressly permit repricing of underwater options.

B.   Vote against proposals to make all stock options performance based.




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C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.   Vote for proposals that request expensing of stock options.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis.

Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy -- Loomis Sayles' Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.



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Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

     Animal Rights: Proposals that deal with animal rights.

     Energy and Environment: Proposals that request companies to file the CERES Principles.

     Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

     Human Resources Issues: Proposals regarding human resources issues.

     Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

     Military Business: Proposals on defense issues.

     Northern Ireland: Proposals pertaining to the MacBride Principles.

     Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

     Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.



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Greenmail:

A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

C. Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.



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Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.




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SECTION F -- CHAPTER F3 APPENDIX 1

MARATHON ASSET MANAGEMENT LLP

PROXY VOTING POLICY

1.   GENERAL

     Marathon-London considers that the ability to influence management is an integral part of the investment management function. Marathon-London strongly adheres to the policy that good corporate governance is totally consistent with enhancing shareholder value. It is Marathon-London's policy to exercise voting rights wherever it is practical to do so.

2.   POLICY

     Marathon-London uses the recommendations prepared by ISS as the basis for its proxy voting policy. Marathon-London reserves the right to deviate from the ISS recommendation where we feel we have a better understanding of the specific circumstances surrounding a particular issue. A copy of the ISS Proxy Voting Guidelines is available on request.

3.   OPERATIONS

     In addition to providing advice on specific policy voting issues, ISS also coordinate the actual exercise of the proxy vote. This entails receiving voting instructions from Marathon-London and transmitting them to each clients' custodian for processing. ISS provide a full reporting facility to Marathon-London detailing voting recommendations and actual votes transmitted to custodians.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

                                FEBRUARY 1, 2014

          Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.[] r.l., MFS International Singapore Pte. Ltd., and MFS' other subsidiaries that perform discretionary investment management activities (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

          The MFS Proxy Voting Policies and Procedures include:

          A.   Voting Guidelines;

          B.   Administrative Procedures;

          C    Records Retention; and

          D.   Reports.

A. VOTING GUIDELINES

 1.  GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

          MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

          MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

          As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

          MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

          These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

          MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS' fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2. MFS' POLICY ON SPECIFIC ISSUES

          ELECTION OF DIRECTORS

          MFS believes that good governance should be based on a board with at least a simple majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not "independent" or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not "independent."

          MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine:
(1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda, (including those related to net-operating loss carryforwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

          MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled "MFS' Policy on Specific Issues - Advisory Votes on Executive Compensation" for further details.

          MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

          MAJORITY VOTING AND DIRECTOR ELECTIONS

          MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (E.G., contested elections) ("Majority Vote Proposals").

          CLASSIFIED BOARDS

          MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

          PROXY ACCESS

          MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement ("Proxy Access") may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent's rationale for seeking Proxy Access.

          STOCK PLANS

          MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor's 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

          MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

          MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

          SHAREHOLDER PROPOSALS ON EXECUTIVE COMPENSATION

          MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be "excessive" and not in the best, long-term economic interest of a company's shareholders. We believe that the election of an issuer's board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company's compensation practices.

          MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company's performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a "change-in-control" (e.g.; single or modified single-trigger).

          ADVISORY VOTES ON EXECUTIVE COMPENSATION

          MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

          MFS generally supports proposals to include an advisory shareholder vote on an issuer's executive compensation practices on an annual basis.

          "GOLDEN PARACHUTES"

          From time to time, MFS may evaluate a separate, advisory vote on severance packages or "golden parachutes" to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

          Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

          ANTI-TAKEOVER MEASURES

          In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

          MFS generally votes for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills," unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if we can determine that the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

          MFS will consider any poison pills designed to protect a company's net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

          REINCORPORATION AND REORGANIZATION PROPOSALS

          When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

          ISSUANCE OF STOCK

          There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under "Stock Plans," when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

          REPURCHASE PROGRAMS

          MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

          CUMULATIVE VOTING

          MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders.

          WRITTEN CONSENT AND SPECIAL MEETINGS

          The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer's outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

          INDEPENDENT AUDITORS

          MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm or prohibit ANY non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

          OTHER BUSINESS

          MFS generally votes against "other business" proposals as the content of any such matter is not known at the time of our vote.

          ADJOURN SHAREHOLDER MEETING

          MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting's agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting's agenda.

          ENVIRONMENTAL, SOCIAL AND GOVERNANCE ("ESG") ISSUES

          MFS believes that a company's ESG practices may have an impact on the company's long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company's shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

          MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (I.E., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company's use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g.; a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company's shareholders.

          MFS generally supports proposals that request disclosure on the impact of environmental issues on the company's operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company's operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company's industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company's shareholders.

          MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company's shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company's equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company's political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company's operations, sales and capital investments).

          The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

          FOREIGN ISSUERS

          MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (E.G. the United Kingdom's Corporate

Governance Code). Many of these guidelines operate on a "comply or explain" basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

          MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

          Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company's executive compensation practices are excessive, considering such factors as the specific market's best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

          Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

          In accordance with local law or business practices, some foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g. in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

          In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B. ADMINISTRATIVE PROCEDURES

     1. MFS PROXY VOTING COMMITTEE

          The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

          a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or
               (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

          c. Considers special proxy issues as they may arise from time to time.

     2. POTENTIAL CONFLICTS OF INTEREST

          The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.(1) Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS' voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

          In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, "Non-Standard Votes"); the MFS Proxy Voting Committee will follow these procedures:

     a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the "MFS Significant Distributor and Client List");

     b. If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

     c. If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

     d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting

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(1) For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold "short" positions in the same issuer.

          Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

          The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS' distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

          If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law.

          Except as described in the MFS Fund's prospectus, from time to time, certain MFS Funds (the "top tier fund") may own shares of other MFS Funds (the "underlying fund"). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund's best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

     3. GATHERING PROXIES

          Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. ("Broadridge"). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS' clients, usually to the client's proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer's explanation of the items to be voted upon.

          MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. ("Glass Lewis"; Glass Lewis and ISS are each hereinafter referred to as the "Proxy Administrator").

          The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

          It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator's on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company's stock and the number of shares held on the record date by these accounts with the Proxy Administrator's list of any upcoming shareholder's meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

     4. ANALYZING PROXIES

          Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify
(i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

          As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of

MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.(2) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

          As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

     5. VOTING PROXIES

          In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

          For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

     6. SECURITIES LENDING

          From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting's record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

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(2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

     7. ENGAGEMENT

          The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS' clients and the companies in which MFS' clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company's proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company's formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C. RECORDS RETENTION

          MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible online by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

D. REPORTS

          U.S. REGISTERED MFS FUNDS

          MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and "golden parachutes") ; (ii) a summary of votes against management's recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

          OTHER MFS CLIENTS

          MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

          Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

                   PAYDEN & RYGEL COMPLIANCE POLICY NO. I.G.

                              PROXY VOTING POLICY

BACKGROUND

     Payden & Rygel has adopted the "Payden & Rygel Proxy Voting Policy" attached hereto as Exhibit 1 (the "Proxy Voting Policy"), which constitutes written policies and procedures reasonably designed to ensure that the Adviser votes client securities in the best of the client.

POLICY

At a minimum, the Adviser's Proxy Voting Policy:

     o Provides how Adviser addresses material conflicts that may arise between its interests and those of its clients.

     o Discloses to its clients how they may obtain information from the Adviser about how it voted with respect to the client's securities;

     o Describes to its clients the Adviser's proxy voting policies and procedures.

     o    Describes how clients may obtain a copy of the Proxy Voting Policy.

PROCEDURES

     o The Proxy Voting Committee established pursuant to the Proxy Voting Policy documents how it has voted with respect to the securities of each client.

     o The Proxy Voting Committee documents any material conflicts between its interests and those of one of its clients and how it resolved that conflict.

COMPLIANCE REVIEW

Prior to August 31 of each year, the CCO will:

     o Review the adviser's voting record and confirm that a random sample of proxy questions were voted according to the approved policy.

     o Review any material conflicts that have been documented and determine independently whether the conflict was resolved in favor of the client's interests.



Revised Effective July 27, 2011

                   PAYDEN & RYGEL COMPLIANCE POLICY NO. I.G.

                          I.G. -- PROXY VOTING POLICY

                                   EXHIBIT 1

                      "PAYDEN & RYGEL PROXY VOTING POLICY"

BACKGROUND

     To the extent that a client has delegated to Payden & Rygel the authority to vote proxies relating to equity securities,(1) Payden & Rygel expects to fulfill its fiduciary obligation to the client by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client's interests to its own.

     To that end, Payden & Rygel has created a Proxy Voting Committee consisting of James T. Wong, Mary Beth Syal and Edward S. Garlock to consider any issues related to proxy matters, any one of whom can issue voting instructions on behalf of the Committee. In their absence, any member of the Payden & Rygel Investment Policy Committee may issue voting instructions on behalf of the Proxy Voting Committee.

     Many proxy matters that are routinely presented year after year are non-controversial, such as the retention of a company's outside auditors. On the other hand, over time the major controversies in voting proxies have related to corporate governance matters (E.G., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (E.G., staggered board terms, "poison pills" and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.

     We carefully consider all aspects of the issues presented by a proxy matter, and depending upon the particular client requirements, we may vote differently for different clients on the same proxy issue. For example, a union client may have specific policies on a particular proxy issue that may lead Payden & Rygel to cast a "no" vote, while the policies of another client on that same issue may lead Payden & Rygel to cast a "yes" vote.

GENERAL PROXY VOTING POLICIES FOLLOWED BY PAYDEN & RYGEL

     Absent special client circumstances or specific client policies or instructions, Payden & Rygel will vote as follows on the issues listed below:

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(1) The vast majority of proxy matters arise in the context of equity securities. To the very limited extent that such proxy matters might arise in the context of fixed income securities, Payden & Rygel would apply the same policies and procedures set forth above.



Revised Effective July 27, 2011
                                      B-63

                   PAYDEN & RYGEL COMPLIANCE POLICY NO. I.G.

     o Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer. However, consideration may be given to the amount of shareholder dilution.

     o    Vote for programs that permit an issuer to repurchase its own stock.

     o Vote for proposals that support board independence (E. G. , declassification of directors, or requiring a majority of outside directors).

     o Vote against management proposals to make takeovers more difficult (E. G. , "poison pill" provisions, or supermajority votes).

     o Vote for management proposals on the retention of outside auditors. Consideration may be given to the non-audit fees paid to the outside auditor.

     o Vote for management endorsed director candidates, absent any special circumstances.

     With respect to the wide variety of social and corporate responsibility issues that are presented, Payden & Rygel's general policy is to take a position in favor of policies that are designed to advance the economic value of the issuing company.

     Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies described above, or if circumstances exist which suggest that it may be appropriate to vote against a general proxy voting policy, the Proxy Voting Committee shall determine the manner of voting the proxy in question. However, many countries have "proxy blocking" regulations, which prohibit the sale of shares from the date that the vote is filed until the shareholder meeting. A Fund would be unable to sell its shares if a negative news event occurred during this time, thus harming its investors. Payden & Rygel reserves the right to decline to vote proxies for stocks affected by proxy blocking regulations.

CONFLICTS OF INTEREST

     From time to time, Payden & Rygel may purchase for one client's portfolio securities that have been issued by another client. Payden & Rygel does not have a policy against such investments because such a prohibition would unnecessarily limit investment opportunities. In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden & Rygel. For example, Payden & Rygel may manage corporate cash for Alpha Company whose management is soliciting proxies. Payden & Rygel has purchased Alpha Company's securities for the account of Beta Company, another Payden & Rygel client. Moreover, Beta Company's policies would suggest Payden & Rygel should vote against the position put forward by Alpha Company's management.



Revised Effective July 27, 2011
                                      B-64

                   PAYDEN & RYGEL COMPLIANCE POLICY NO. I.G.

However, voting against Alpha Company management may harm Payden & Rygel's relationship with Alpha Company's management. Thus, Payden & Rygel may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.

     To ensure that proxy votes are voted in a client's best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows:

     1. If one of Payden & Rygel's general proxy voting policies described above applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the client and not of Payden & Rygel.

     2. However, if the general proxy voting policy does not further the interests of the client, Payden & Rygel will then seek specific instructions from the client or may abstain from voting.






















Revised Effective July 27, 2011
                                      B-65

                               [GRAPHIC OMITTED]

State Street Global Advisors Funds Management, Inc.'s ("SSgA FM") US Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the US. This policy complements and should be read in conjunction with SSgA FM's Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSgA FM's approach to voting and engaging with companies.

SSgA FM's US Proxy Voting and Engagement Guidelines address areas including board structure, director tenure, audit related issues, capital structure, executive compensation, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company's business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSgA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSgA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country's regulatory requirements do not address some of the key philosophical principles that SSgA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the US, SSgA FM expects all companies to act in a transparent manner and provide detailed disclosure on board profiles, related-party transactions, executive compensation and other governance issues that impact shareholders' long-term interests.

SSGA FM'S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals vwith expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSgA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social and governance ("ESG") issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM's active investment teams; collaborating on issuer engagements and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the US.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment ("UNPRI") and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSgA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSgA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.

A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Director related proposals at US companies include issues submitted to shareholders that deal with the composition of the board or with members of a corporation's board of directors.

In deciding which director nominee to support, SSgA FM considers numerous factors.

DIRECTOR ELECTIONS

SSgA FM's director election policy focuses on companies' governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA FM considers when evaluating governance practices include, but are not limited to the following:

     o    Shareholder rights;

     o    Board independence; and

     o    Board structure.

IF A COMPANY DEMONSTRATES APPROPRIATE GOVERNANCE PRACTICES, SSgA FM believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA FM will vote against a nominee at a company with appropriate governance practices if the director is classified as
non-independent   under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, IF A COMPANY DEMONSTRATES NEGATIVE GOVERNANCE PRACTICES, SSgA FM believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

     o Is the nominee an employee of or related to an employee of the issuer or its auditor;

     o    Does the nominee provide professional services to the issuer;

     o    Has the nominee attended an appropriate number of board meetings; or

     o Has the nominee received non-board related compensation from the issuer.

WHERE COMPANIES DEMONSTRATE NEGATIVE GOVERNANCE PRACTICES, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA FM will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSgA FM may withhold votes from directors based on the following:

     o When overall average board tenure is excessive and/or individual director tenure is excessive. In assessing excessive tenure, SSgA FM gives consideration to factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures;

     o When directors attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold;

     o CEOs of a public company who sit on more than three public company boards;

     o Director nominees who sit on more than six public company boards; Directors of companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s);

     o Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period;

     o Audit committee members if non-audit fees exceed 50% of total fees paid to the auditors; and

     o    Directors who appear to have been remiss in their duties.

DIRECTOR RELATED PROPOSALS

SSgA FM generally votes for the following director related proposals:

     o Discharge of board members' duties, in the absence of pending litigation, regulatory investigation, charges of fraud or other indications of significant concern;

     o Proposals to restore shareholders' ability to remove directors with or without cause;

     o Proposals that permit shareholders to elect directors to fill board vacancies; and

     o Shareholder proposals seeking disclosure regarding the company, board, or compensation committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

     o Requirements that candidates for directorships own large amounts of stock before being eligible to be elected;

     o Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy; and

     o    Proposals requiring two candidates per board seat.

MAJORITY VOTING

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i. e. shares cast) to pass or repeal certain provisions.

ANNUAL ELECTIONS

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

CUMULATIVE VOTING

SSgA FM does not support cumulative voting structures for the election of directors.

SEPARATION CHAIR/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company's performance and the overall governance structure of the company.

PROXY ACCESS

SSgA FM will consider proposals relating to Proxy Access on a case-by-case basis.

SSgA FM will evaluate the company's specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

     o The ownership thresholds and holding duration proposed in the resolution;

     o    The binding nature of the proposal;

     o The number of directors that shareholders may be able to nominate each year;

     o    Company performance;

     o    Company governance structure;

     o    Shareholder rights; and

     o    Board performance.

AGE/TERM LIMITS

Generally, SSgA FM will vote against age and term limits.

APPROVE REMUNERATION OF DIRECTORS

Generally, SSgA FM will support directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

INDEMNIFICATION

Generally, SSgA FM supports proposals to limit directors' liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

CLASSIFIED BOARDS

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure; if the board is composed of 80 percent independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and consideration of other governance factors, including, but not limited to, shareholder rights and antitakeover devices.

CONFIDENTIAL VOTING

SSgA FM will support confidential voting.

BOARD SIZE

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

AUDIT RELATED ISSUES

RATIFYING AUDITORS AND APPROVING AUDITOR COMPENSATION

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where "other" fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.(1)

CAPITAL RELATED ISSUES

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company's specific financial situation.

INCREASE IN AUTHORIZED COMMON SHARES

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US firms.

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

INCREASE IN AUTHORIZED PREFERRED SHARES

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

UNEQUAL VOTING RIGHTS

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add "blank check" classes of stock (i. e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

MERGERS AND ACQUISITIONS

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations, will be supported.

In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders' rights are not supported.

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

     o    Offer premium;

     o    Strategic rationale;

     o Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

     o    Offers made at a premium and where there are no other higher bidders;
          and

     o Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

     o Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets;

     o Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

     o At the time of voting, the current market price of the security exceeds the bid price.

ANTI--TAKEOVER  ISSUES

Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision that is deemed to have an antitakeover effect. The majority of these proposals deal with management's attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders' rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

SHAREHOLDER RIGHTS PLANS

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans ("poison pill") and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer's shareholder rights plan ("poison pill").

SSgA FM will vote for an amendment to a shareholder rights plan ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i. e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years,
(iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

SPECIAL MEETINGS

SSgA FM will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:

     o The company also does not allow shareholders to act by written consent; or

     o The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSgA FM will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their bylaws if:

     o The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA FM will vote for management proposals related to special meetings.

WRITTEN CONSENT

SSgA FM will vote for shareholder proposals on written consent at companies if:

     o The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting; or

     o The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares; and

     o    The company has a poor governance profile.

SSgA FM will vote management proposals on written consent on a case-by-case basis.

SUPER--MAJORITY

SSgA FM will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

REMUNERATION ISSUES

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

ADVISORY VOTE ON EXECUTIVE COMPENSATION AND FREQUENCY

SSgA FM believes executive compensation plays a critical role in aligning executives interest with shareholder's, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. SSgA FM seeks adequate disclosure of different compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. Further, shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

EMPLOYEE EQUITY AWARD PLANS

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

EXCESSIVE VOTING POWER DILUTION To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA FM reviews that number in light of certain factors, including the industry of the issuer.

HISTORICAL OPTION GRANTS Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

REPRICING SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

     o    Number of participants or eligible employees;

     o    The variety of awards possible; and

     o    The period of time covered by the plan.

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

     o    Grants to individuals or very small groups of participants;

     o "Gun-jumping" grants which anticipate shareholder approval of a plan or amendment;

     o The power of the board to exchange "underwater" options without shareholder approval; this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

     o    Below market rate loans to officers to exercise their options;

     o    The ability to grant options at less than fair market value;

     o    Acceleration of vesting automatically upon a change in control; and

     o Excessive compensation (i. e. compensation plans which are deemed by SSgA FM to be overly dilutive).

SHARE REPURCHASES If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) disclose a definitive number of the shares to be bought back and, (iii) disclose the time frame during which the shares will be bought back, will not have any such repurchase plan factored into the dilution calculation.

162(M) PLAN AMENDMENTS If a plan would not normally meet the SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

EMPLOYEE STOCK OPTION PLANS

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

COMPENSATION RELATED ITEMS

SSgA FM will generally support the following proposals:

     o Expansions to reporting of financial or compensation-related information, within reason; and

     o Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee.

SSgA FM will generally vote against the following proposals:

     o    Retirement bonuses for non-executive directors and auditors.

MISCELLANEOUS/ROUTINE ITEMS

SSgA FM generally supports the following miscellaneous/routine governance items:

     o Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate;

     o    Opting out of business combination provision;

     o Proposals that remove restrictions on the right of shareholders to act independently of management;

     o Liquidation of the company if the company will file for bankruptcy if the proposal is not approved;

     o    Shareholder proposals to put option repricings to a shareholder vote;

     o General updating of or corrective amendments to charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e. g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment);

     o    Change in corporation name;

     o Mandates that amendments to bylaws or charters have shareholder approval;

     o Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable;

     o    Repeals, prohibitions or adoption of anti-greenmail provisions;

     o Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting; and

     o    Exclusive forum provisions.

SSgA FM generally does not support the following miscellaneous/ routine governance items:

     o Proposals asking companies to adopt full tenure holding periods for their executives;

     o Reincorporation to a location that we believe has more negative attributes than its current location of incorporation;

     o Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable;

     o    Proposals to approve other business when it appears as voting item;

     o    Proposals giving the board exclusive authority to amend the bylaws;
          and

     o Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, we consider the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business.

Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM's team of analysts evaluates these risks on an issuer-by-issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

(1) Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.


--------------------------------------------------------------------------------

 STATE STREET GLOBAL ADVISORS WORLDWIDE ENTITIES

AUSTRALIA: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia o
Telephone: +612 9240-7600 o Facsimile: +612 9240-7611. BELGIUM: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium o Telephone: +32 2 663 2036 o Facsimile: +32 2 672 2077. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. CANADA:
State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, 1-514-282-2484 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6 o Telephone: +647-775-5900. DUBAI: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates
o Telephone: +971 (0)4-4372800 o Facsimile: +971 (0)4-4372818. FRANCE: State
Street Global Advisors France. Authorised and regulated by the Autorito des Marchos Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Dofense Plaza, 23-25 rue Delariviore-Lefoullon, 92064 Paris La Dofense Cedex, France o
Telephone: (+33) 1 44 45 40 00 o Facsimile: (+33) 1 44 45 41 92. GERMANY: State
Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich o Telephone:
+49 (0)89- 55878-100 o Facsimile: +49 (0)89-55878-440. HONG KONG: State Street
Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong o Telephone: +852 2103-0288 o Facsimile: +852 2103-0200. IRELAND: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers o Telephone: +353 (0)1 776 3000 o
Facsimile: +353 (0)1 776 3300. ITALY: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy o Telephone: +39 02 32066 100 o Facsimile: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. JAPAN: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239 o Telephone: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. NETHERLANDS: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands o Telephone: + 31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. SINGAPORE: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D) o Telephone: +65 6826-7500 o Facsimile:
+65 6826-7501. SWITZERLAND: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich o Telephone: +41 (0)44 245 70 00 o Facsimile: +41 (0)44 245 70
16. UNITED KINGDOM: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered
Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ o Telephone: +020 3395 6000 o Facsimile: +020 3395 6350. UNITED STATES: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900 o Telephone: (617) 664-4738. WEB: ssga.com

The views expressed in this material are the views of State Street Global Advisors Corporate Governance Team through the period ended March 17, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

State Street Global Advisors generally delegates commodities management for separately managed accounts to State Street Global Advisors FM, a wholly owned subsidiary of State Street and an affiliate of State Street Global Advisors. State Street Global Advisors FM is registered as a commodity trading advisor ("CTA") with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. State Street Global Advisors FM CTA clients should contact State Street Global Advisors Relationship Management for important CTA materials.
Investing involves risk including the risk of loss of principal.
The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSgA's express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor's particular investment objectives, strategieS, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

[GRAPHIC OMITTED]

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world's leading providers of financial services to institutional investors.

                                    ssga.com

[GRAPHIC OMITTED]

State Street Global Advisors Funds Management, Inc.', ("SSgA FM") UK Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the United Kingdom and Ireland. This policy complements and should be read in conjunction with SSgA FM's Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSgA FM's approach to voting and engaging with companies.

SSgA FM's UK Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company's business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSgA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSgA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country's regulatory requirements do not address some of the key philosophical principles that SSgA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the UK and Ireland, SSgA FM expects all companies, regardless of domicile, that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange to comply with the UK Corporate Governance Code. Companies should provide detailed explanations under the Code's 'comply or explain' approach, especially where they fail to meet requirements and why any such non-compliance would serve shareholders' long-term interests.

SSGA FM'S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSgA FM has established robust corporate governance principles and practices that governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance ("ESG") issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM's active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the UK and European markets.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment ("UNPRI") and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSgA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSgA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.

A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSgA FM's broad criteria for director independence in UK companies include factors such as:

     o Participation in related-party transactions and other business relations with the company;

     o    Employment history with company;

     o    Excessive tenure and a preponderance of long-tenured directors:

     o    Relations with controlling shareholders; and

     o Family ties with any of the company's advisers, directors or senior employees.

When considering the election or re-election of a director, SSgA FM also considers the number of outside board directorships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSgA FM monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships, significant shareholdings and tenure. SSgA FM supports the annual election of directors.

While SSgA FM is generally supportive of having the roles of chairman and CEO separated in the UK market, SSgA FM assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the company's specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSgA FM will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSgA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities).

SSgA FM believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors and SSgA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSgA FM will vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSgA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSgA FM may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

INDEMNIFICATION AND LIMITATIONS ON LIABILITY

Generally, SSgA FM supports proposals to limit directors' liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

AUDIT RELATED ISSUES

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

APPOINTMENT OF EXTERNAL AUDITORS

SSgA FM believes that a company's auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSgA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSgA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSgA FM may consider auditor tenure when evaluating the audit process.

LIMIT LEGAL LIABILITY OF EXTERNAL AUDITORS

SSgA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

SHARE ISSUANCES

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholder's ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSgA FM supports capital increases that have sound business reasons and are not excessive relative to a company's existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seeks to issue new shares whilst dis-applying pre-emption rights, SSgA FM may vote against if such authorities are greater than 20% of the issued share capital. SSgA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

SHARE REPURCHASE PROGRAMS

SSgA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSgA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

DIVIDENDS

SSgA FM generally supports dividend payouts that constitute 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company's financial position. Particular attention will be paid where the payment may damage the company's long term financial health.

MERGERS AND ACQUISITIONS

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders' rights are not supported.

SSgA FM will generally support transactions that maximize share-holder value. Some of the considerations include, but are not limited to the following:

     o    Offer premium;

     o    Strategic rationale;

     o Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

     o    Offers made at a premium and where there are no other higher bidders;
          and

     o Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

     o Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

     o Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

     o At the time of voting, the current market price of the security exceeds the bid price.

ANTI-TAKEOVER MEASURES

SSgA FM opposes antitakeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

REMUNERATION

EXECUTIVE PAY

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSgA FM's analysis of executive pay--there should be a direct relationship between remuneration and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, SSgA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSgA FM may oppose remuneration reports where pay seems misaligned with shareholders' interests. SSgA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure.

EQUITY INCENTIVES PLANS

SSgA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSgA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

NON-EXECUTIVE DIRECTOR PAY

Authorities seeking shareholder approval for non-executive directors' fees are generally not controversial. SSgA FM generally supports resolutions regarding directors' fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSgA FM will evaluate on a company- by-company basis any non-cash or performance related pay to non-executive directors.

RISK MANAGEMENT

SSgA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSgA FM allows boards discretion over how they provide oversight in this area. However, SSgA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, SSgA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSgA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM's team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSgA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

STATE STREET GLOBAL ADVISORS WORLDWIDE ENTITIES
AUSTRALIA: State Street Global Advisors, Australia, Limited (ABN 42 003 914
225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia o Telephone: +612 9240-7600 o Facsimile: +612 9240-7611. BELGIUM:
State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium o Telephone: +32 2 663 2036 o Facsimile: +32
2 672 2077. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. CANADA: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, 1-514-282-2484 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6 o Telephone: +647-775-5900.
DUBAI: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates o Telephone: +971 (0)4-4372800 o Facsimile: +971
(0)4-4372818. FRANCE: State Street Global Advisors France. Authorised and regulated by the Autorito des Marchos Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Dofense Plaza, 23-25 rue Delariviore-Lefoullon, 92064 Paris La Dofense Cedex, France o Telephone: (+33) 1 44 45 40 00 o
Facsimile: (+33) 1 44 45 41 92. GERMANY: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich o Telephone: +49 (0)89-55878-100 o
Facsimile: +49 (0)89-55878-440. HONG KONG: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong o Telephone: +852 2103-0288 o Facsimile: +852 2103-0200. IRELAND:
State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers o Telephone: +353 (0)1 776 3000 o
Facsimile: +353 (0)1 776 3300. ITALY: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy o Telephone: +39 02 32066 100 o Facsimile: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. JAPAN: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239 o Telephone: +813 4530 7380.
Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. NETHERLANDS: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands o Telephone: + 31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. SINGAPORE: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D) o Telephone: +65 6826-7500 o Facsimile: +65 6826-7501. SWITZERLAND: State Street Global
Advisors AG, Beethovenstr. 19, CH-8027 Zurich o Telephone: +41 (0)44 245 70 00
o Facsimile: +41 (0)44 245 70 16. UNITED KINGDOM: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England.
Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ o Telephone: +020 3395 6000 o
Facsimile: +020 3395 6350. UNITED STATES: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900 o Telephone: (617) 664-4738.
WEB: ssga.com

The views expressed in this material are the views of State Street Global Advisors Corporate Governance Team through the period ended March 17, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Past performance is no guarantee of future results. Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSgA's express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor's particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Globoal Advisors generally delegates commodities management for separately managed accounts to State Street Global Advisors FM, a wholly owned subsidiary of State Street and an affiliate of State Street Global Advisors. State Street Global Advisors FM is registered as a commodity trading advisor ("CTA") with the Commodity Futures Trading Commission and National Futures Association.

[GRAPHIC OMITTED]

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world's leading providers of financial services to institutional investors.

                                                                        SSGA.COM

PROXY VOTING POLICY AND PROCEDURES
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RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively "T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

OTHER CONSIDERATIONS. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management's with respect to the company's day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company's disclosures, its board's recommendations, a company's track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals' views, in making voting decisions.

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ADMINISTRATION OF POLICIES AND PROCEDURES

PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

GLOBAL PROXY SERVICES GROUP. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

PROXY ADMINISTRATOR. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

GLOBAL CORPORATE GOVERNANCE ANALYST. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price's issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

MEETING NOTIFICATION

T. Rowe Price utilizes ISS's voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS's web-based application.

VOTE DETERMINATION

Each day, ISS delivers into T. Rowe Price's proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies

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without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics: ELECTION OF DIRECTORS -- For U.S. companies,
T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors' accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards' accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

ANTI-TAKEOVER, CAPITAL STRUCTURE AND CORPORATE GOVERNANCE ISSUES -- T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

EXECUTIVE COMPENSATION ISSUES -- T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives' and shareholders' incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company's peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For

PROXY VOTING POLICY AND PROCEDURES
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companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company's executive compensation practices ("Say-on-Pay" proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company's "Say-on-Pay" vote in consecutive years.

MERGERS AND ACQUISITIONS -- T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages ("Say on Golden Parachute" proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives' incentives with shareholders' interests.

CORPORATE SOCIAL RESPONSIBILITY ISSUES -- Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS's proxy research and company reports. T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company's business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company's businesses.

GLOBAL PORTFOLIO COMPANIES -- ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS's general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

INDEX AND PASSIVELY MANAGED ACCOUNTS -- Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

DIVIDED VOTES -- In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

PROXY VOTING POLICY AND PROCEDURES
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SHAREBLOCKING -- Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price's policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

SECURITIES ON LOAN -- The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving potential conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, the Proxy Committee conducts a post-vote review of all proxy votes that are inconsistent with the guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company's securities) could have influenced an inconsistent vote on that company's proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

SPECIFIC CONFLICT OF INTEREST SITUATIONS - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

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REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC's EDGAR database).

                                WALTHAUSEN & CO.

13.     PROXY VOTING



Rule 206(4)-6 of the Advisors Act states that the firm has a fiduciary duty to adopt and implement written policies and procedures that are reasonably designed to have client securities voted in the best interest of clients, including how to address material conflicts that arise between the firm's interests and clients. The Act also requires disclosure to clients regarding how they may obtain information on how the firm voted their securities, guidelines for proxy voting clients securities, and furnishing a copy of policies and procedures on request from a client.

Walthausen & Co. acts as discretionary investment advisor for clients. The conditions that govern the firm's authority to vote proxies on behalf of clients are contained in its investment advisory agreement. The advisory contract states that Walthausen & Co. will vote proxies on behalf of its clients unless specifically requested not to do so by the client. In voting proxies, the firm is committed to voting in a manner that services the best interests of clients.

Full disclosure of the firm's policies and procedures can be found in APPENDIX C of this document.

                                   APPENDIX C

                                WALTHAUSEN & CO.

                      PROXY VOTING POLICIES AND PROCEDURES


PURPOSE

The purpose of these voting Policies and Procedures is to memorialize the procedures and policies adopted by Walthausen & Co. to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 of the Advisors Act. According to the Act, the firm has a fiduciary duty to adopt and implement written policies and procedures that are designed to so that client securities are voted in the best interest of clients, including how to address material conflicts that arise between the firm's interests and clients. The Act also requires disclosure to clients regarding how they may obtain information on how the firm voted their securities, guidelines for proxy voting clients securities, and furnishing a copy of policies and procedures on request from a client.

POLICIES AND PROCEDURES

     1. Walthausen & Co. acts as discretionary investment advisor for clients. The conditions that govern the firm's authority to vote proxies on behalf of clients are contained in its investment advisory agreement. The advisory contract states that Walthausen & Co. will vote proxies on behalf of its clients unless specifically requested not to do so by the client.

     2. It is Walthausen & Co.'s policy to vote client shares primarily in conformity with Glass- Lewis & Co. recommendations in order to limit conflict of interest issues between Walthausen & Co. and its clients. Glass-Lewis & Co. and Walthausen & Co. retain a record of all recommendations. Glass-Lewis & Co. is a neutral third party that issues recommendations based on its own internal guidelines.

     3. Walthausen & Co. may vote client shares inconsistent with Glass-Lewis & Co. recommendations if it believes it is in the best interest of its clients and such a vote does not create a conflict of interest between Walthausen & Co. and its clients. In such a case, Walthausen & Co. will retain on file a written disclosure detailing why they believe Glass-Lewis & Co.'s recommendation was not in the client's best interest.

     4. Walthausen & Co. votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions Inc., and via ProxyTrust.com, an electronic voting platform provided by ProxyTrust. Additionally, both Proxy Edge and ProxyTrust retains a record of proxy votes for each client.

     5. The Chief Compliance Officer is responsible for reviewing all proxy voting for consistency with the firm's policies and procedures

     6. Clients can obtain a copy of the firm's proxy voting policies and procedures, Glass Lewis & Co.'s proxy voting guidelines, and information on how the client's securities were voted, from the Walthausen & Co.'s Chief Compliance Officer. This information will be also outlined in the Walthausen & Co.'s Form ADV Part 2A in the section covering Proxy Voting.



RECORD KEEPING

The Chief Compliance Officer will be responsible for maintaining proxy voting records. The following documents and records will be maintained.

     o    Written policies and procedures
     o    Proxy statements received for client securities
     o Records of proxy votes cast for clients securities, including any material supporting documentation relied upon in the process
     o Record of the disclosure to clients of the firm's policies and access to voting decisions, including client requests to view our proxy policies or proxy voting record, and the our response


                                                            Dated: March 4, 2011
                                                          Previous: May 26, 2010

                           PART C: OTHER INFORMATION

ITEM 28. EXHIBITS

(a) Registrant's Agreement and Declaration of Trust, dated March 25, 2013, is incorporated herein by reference to Exhibit (a) to the Registrant's Registration Statement on Form N- 1A (File No. 333-188279), filed with the U.S. Securities Exchange Commission (the "SEC") via EDGAR Accession No. 0001135428-13-000263 on May 2, 2013 (the "Registration Statement").

(b) Registrant's By-Laws are incorporated herein by reference to Exhibit (b) to the Registration Statement.

(c) See Article III and Article V of the Registrant's Agreement and Declaration of Trust, which is incorporated herein by reference to Exhibit (a) to the Registration Statement.

(d)(1) Investment Advisory Agreement between the Registrant and Callan Associates Inc. ("Callan") is filed herewith.

(d)(2) Amended and Restated Expense Limitation Agreement between the Registrant and Callan is filed herewith.

(d)(3) Investment Sub-Advisory Agreement between Callan and Acadian Asset Management LLC ("Acadian") is filed herewith.

(d)(4) Investment Sub-Advisory Agreement between Callan and CastleArk Management LLC ("CastleArk") is filed herewith.

(d)(5) Investment Sub-Advisory Agreement between Callan and Columbus Circle Investors ("CCI") is filed herewith.

(d)(6) Investment Sub-Advisory Agreement between Callan and DePrince Race & Zollo, Inc. ("DRZ") is filed herewith.

(d)(7) Investment Sub-Advisory Agreement between Callan and Eaton Vance Management ("Eaton Vance") is filed herewith.

(d)(8) Investment Sub-Advisory Agreement between Callan and Loomis, Sayles & Company, L.P. ("Loomis Sayles") is filed herewith.

(d)(9) Investment Sub-Advisory Agreement between Callan and Marathon Asset Management LLP ("Marathon") is filed herewith.

(d)(10) Investment Sub-Advisory Agreement between Callan and Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS") is filed herewith.

(d)(11) Investment Sub-Advisory Agreement between Callan and Payden & Rygel is filed herewith.

(d)(12) Investment Sub-Advisory Agreement between Callan and SSgA Funds Management, Inc. ("SSgA FM") is filed herewith.

(d)(13) Investment Sub-Advisory Agreement between Callan and T. Rowe Price Associates, Inc. ("T. Rowe Price") is filed herewith.

(d)(14) Investment Sub-Advisory Agreement between Callan and Walthausen & Co., LLC ("Walthausen") is filed herewith.

(e) Distribution Agreement between the Registrant and SEI Investments Distribution Co. ("SIDCo.") is filed herewith.

(f) Not Applicable.

(g) Custodian Agreement between the Registrant and State Street Bank and Trust Company is filed herewith.

(h)(1) Administration Agreement between the Registrant and SEI Investments Global Funds Services ("SIGFS") is filed herewith.

(h)(2) Transfer Agency Agreement between the Registrant and NRS Trust Product Administration is filed herewith.

(i) Opinion and Consent of Morgan, Lewis & Bockius LLP is filed herewith.

(j) Consent of PricewaterhouseCoopers, LLP is filed herewith.

(k) Not applicable.

(l) Initial Capital Agreement is incorporated herein by reference to Exhibit (a) to the Registrant's Registration Statement on Form N- 1A (File No. 333-188279), filed with the U.S. Securities Exchange Commission (the "SEC") via EDGAR Accession No. 0001135428-13-000596 on October 15, 2013 (Pre-Effective Amendment No. 2").

(m) Not applicable.

(n) Not applicable.

(o) Not applicable.

(p)(1) Code of Ethics for the Registrant is incorporated herein by reference to Exhibit (p)(1) to Pre-Effective Amendment No. 2.

(p)(2) Code of Ethics for Callan is incorporated herein by reference to Exhibit
(p)(2) to Pre- Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-188279), filed with the U.S. Securities Exchange Commission (the "SEC") via EDGAR Accession No. 0001135428-13-000392 on July 31, 2013 (Pre-Effective Amendment No. 1").

(p)(3) Code of Ethics for SIDCo. is incorporated herein by reference to Exhibit
(p)(3) to Pre- Effective Amendment No. 1.

(p)(4) Code of Ethics for SIGFS is incorporated herein by reference to Exhibit
(p)(4) to Pre- Effective Amendment No. 1.

(p)(5) Code of Ethics for Acadian is incorporated herein by reference to Exhibit
(p)(5) to Pre- Effective Amendment No. 1.

(p)(6) Code of Ethics for CastleArk is incorporated herein by reference to Exhibit (p)(6) to Pre- Effective Amendment No. 1.

(p)(7) Code of Ethics for CCI is incorporated herein by reference to Exhibit
(p)(7) to Pre- Effective Amendment No. 1.

(p)(8) Code of Ethics for DRZ is incorporated herein by reference to Exhibit
(p)(8) to Pre- Effective Amendment No. 1.

(p)(9) Code of Ethics for Eaton Vance is incorporated herein by reference to Exhibit (p)(9) to Pre-Effective Amendment No. 1.

(p)(10) Code of Ethics for Loomis Sayles is incorporated herein by reference to Exhibit (p)(10) to Pre-Effective Amendment No. 1.

(p)(11) Code of Ethics for Marathon is incorporated herein by reference to Exhibit (p)(11) to Pre- Effective Amendment No. 1.

(p)(12) Code of Ethics for MFS is incorporated herein by reference to Exhibit
(p)(12) to Pre- Effective Amendment No. 1.

(p)(13) Code of Ethics for Payden & Rygel is incorporated herein by reference to Exhibit (p)(13) to Pre-Effective Amendment No. 1.

(p)(14) Code of Ethics for SSgA FM is incorporated herein by reference to Exhibit (p)(14) to Pre-Effective Amendment No. 1.

(p)(15) Code of Ethics for T. Rowe Price is incorporated herein by reference to Exhibit (p)(15) to Pre-Effective Amendment No. 1.

(p)(16) Code of Ethics for Walthausen is incorporated herein by reference to Exhibit (p)(16) to Pre-Effective Amendment No. 1.

(q)(1) Powers of Attorney for Ms. Betty L. Krikorian and Messrs. Robert A. Nesher, Michael Lawson, William M. Doran, John K. Darr, George J. Sullivan, Jr., Michael Beattie, Mitchell A. Johnson, Bruce Speca and Joseph T. Grause are incorporated herein by reference to Exhibit (q) to Pre-Effective Amendment No. 2.

(q)(2) Power of Attorney for James Volk is filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND:

Not applicable.

ITEM 30. INDEMNIFICATION:

Please see Article VIII of the Registrant's Agreement and Declaration of Trust, which is filed as Exhibit (a) to the Registration Statement and is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the

Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suite or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER AND SUB-ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each sub-adviser, and each director, officer or partner of the investment adviser and each sub-adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment adviser or any sub-adviser, and/or director, officer or partner of the investment adviser or any sub-adviser, is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CALLAN ASSOCIATES INC.
Callan serves as the investment adviser for the Funds. The principal address of Callan is 600 Montgomery Street, Suite 800, San Francisco, California 94111. Callan is an investment adviser registered under the Investment Advisers Act of 1940.

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NAME AND POSITION WITH                NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------
Gregory C. Allen                      Sharpe 4 Capital LLC               Chief Investment Officer,
President, Director                   21 Tamal Vista Blvd. Suite 204     Partner
                                      Corte Madera, California 94925
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ACADIAN ASSET MANAGEMENT LLC
Acadian serves as an investment sub-adviser for the KP International Equity
Fund. The principal address of Acadian is 260 Franklin Street, Boston, MA
02110. Acadian is an investment adviser registered under the Investment
Advisers Act of 1940.

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NAME AND POSITION WITH
INVESTMENT ADVISER                 NAME OF OTHER COMPANY                CONNECTION WITH OTHER COMPANY
-----------------------------------------------------------------------------------------------------
Laurent De Greef, Senior           None                                 None
Vice President, Member of
Board of Managers
-----------------------------------------------------------------------------------------------------
John Chisholm, Executive           Acadian Asset Management             Director, asset management
Vice President, CIO, Member        (UK) Ltd
of Board of Managers
-----------------------------------------------------------------------------------------------------
Churchill Franklin, CEO,           Acadian Asset Management             Director, asset management
Member of Board of                 (UK) Ltd
Managers
                                   Acadian Cayman Limited G.P.          Director, asset management
-----------------------------------------------------------------------------------------------------
Ronald Frashure, Chairman          Acadian Asset Management             Director, asset management
of the Board of Managers           (Singapore) Pte Ltd
                                   Acadian Cayman Limited G.P.          Director, asset management
-----------------------------------------------------------------------------------------------------
Mark Minichiello, Executive        Acadian Asset Management             Director, asset management
Vice President, COO,               (UK) Ltd
Treasurer, Secretary, Member
of Board of Managers               Acadian Asset Management             Director, asset management
                                   (Singapore) Pte Ltd
-----------------------------------------------------------------------------------------------------
Brendan Bradley, Senior Vice       None                                 None
President, Director, Portfolio
Management, Member of
Board of Managers
-----------------------------------------------------------------------------------------------------
Ross Dowd, Executive Vice          Acadian Asset Management             Director, asset management
President, Head of Client          (UK) Ltd
Service, Member of Board of
Managers                           Acadian Cayman Limited G.P.          Director, asset management

                                   Acadian Asset Management             Director, asset management
                                   (Australia) Ltd

                                   Acadian Asset Management             Director, asset management
                                   (Singapore) Pte Ltd
-----------------------------------------------------------------------------------------------------
Mauricio Karchmer, Senior          None                                 None
Vice President, Member of
Board of Managers
-----------------------------------------------------------------------------------------------------
Linda Gibson, Member of            Director, Executive Vice             Affiliated Directorships
Board of Managers                  President and Head of Global
                                   Distribution - Old Mutual (US)
                                   Holdings Inc. (a holding
                                   company);

                                   Acadian Asset Management LLC
                                   (an investment advisor);
                                   Barrow, Hanley, Mewhinney &
                                   Strauss, LLC (an investment
                                   advisor);

                                   Echo Point Investment
                                   Management, LLC (an
                                   investment advisor);
                                   Old Mutual (HFL) Inc. (a
                                   holding company for Heitman
                                   affiliated financial services
                                   firms);

                                   Old Mutual Asset Management
                                   International, Ltd. (an investment
                                   advisor);

                                   Rogge Global Partners plc (an
                                   investment advisor);
-----------------------------------------------------------------------------------------------------
Christopher Hadley, Member         Executive Vice President, Head       Affiliated Directorships
of Board of Managers               of Human Resources - Old
                                   Mutual (US) Holdings Inc. (a
                                   holding company);
                                   Acadian Asset Management LLC
                                   (an investment advisor)
-----------------------------------------------------------------------------------------------------
Aidan Riordan, Member of           Executive Vice President, Head       Affiliated Directorships
Board of Managers                  of Affiliate Management - Old
                                   Mutual (US) Holdings Inc. (a
                                   holding company);
                                   Acadian Asset Management LLC
                                   (an investment advisor);
                                   Barrow, Hanley, Mewhinney &
                                   Strauss, LLC (an investment
                                   advisor);
                                   The Campbell Group, Inc. (a
                                   holding company for The
                                   Campbell Group LLC)
                                   Copper Rock Capital Partners
                                   LLC (an investment advisor);
                                   Echo Point Investment
                                   Management, LLC (an
                                   investment advisor)
                                   Old Mutual (HFL) Inc. (a
                                   holding company for Heitman
                                   affiliated financial services
                                   firms);
                                   Investment Counselors of
                                   Maryland, LLC (an investment
                                   advisor);
                                   Thompson, Siegel & Walmsley
                                   LLC (an investment advisor)
-----------------------------------------------------------------------------------------------------
Stephen Belgrad, Member of         Director, Executive Vice             Affiliated Directorships
Board of Managers                  President and Chief Financial
                                   Officer - Old Mutual (US)
                                   Holdings Inc. (a holding
                                   company);
                                   Acadian Asset Management LLC
                                   (an investment advisor);
                                   Copper Rock Capital Partners,
                                   LLC (an investment advisor);
                                   Old Mutual Asset Management
                                   International, Ltd. (an investment
                                   advisor)
-----------------------------------------------------------------------------------------------------


CASTLEARK MANAGEMENT LLC
CastleArk serves as an investment sub-adviser for the KP Small Cap Equity Fund.
The principal address of CastleArk is 1 N. Wacker Drive, Suite 3950, Chicago,
IL 60606. CastleArk is an investment adviser registered under the Investment
Advisers Act of 1940.

COLUMBUS CIRCLE INVESTORS

CCI serves as an investment sub-adviser for the KP Small Cap Equity Fund. The principal address of CCI is Metro Center, One Station Pl, 8th Floor, South
Stamford, CT 06902. CCI is an investment adviser registered under the Investment Advisers Act of 1940.

DEPRINCE RACE & ZOLLO, INC.
DRZ serves as an investment sub-adviser for the KP Small Cap Equity Fund. The principal address of DRZ is 250 Park Avenue South, Suite 250, Winter Park, FL
32789. DRZ is an investment adviser registered under the Investment Advisers
Act of 1940.


------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH              NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
INVESTMENT ADVISER                  ADDRESS OF OTHER COMPANY         COMPANY
------------------------------------------------------------------------------------------------------
John D. Race                        CNL Bank                         Director
Co-CEO, Portfolio Manager           450 South Orange Ave
                                    Suite 400
                                    Orlando, FL 32801
                                    ------------------------------------------------------------------
                                    CNL Bancshares, Inc.             Director
                                    450 South Orange Ave
                                    Suite 400
                                    Orlando, FL 32801
------------------------------------------------------------------------------------------------------


EATON VANCE MANAGEMENT
Eaton Vance serves as an investment sub-adviser for the KP Fixed Income Fund.
The principal address of Eaton Vance is Two International Place, Boston, MA
02110. Eaton Vance is an investment adviser registered under the Investment
Advisers Act of 1940. Eaton Vance is a business trust organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. ("EV") serves as trustee of Eaton Vance. Eaton Vance is a wholly-owned subsidiary of Eaton Vance
Corporation ("EVC"), a Maryland corporation and publicly-held holding company.
EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Thomas E. Faust Jr., Jeffery P. Beale, Daniel C.
Cataldo, Cynthia J. Clemson, Maureen A. Gemma, Laurie G. Hylton, Brian D.
Langstraat, Michael R. Mach, Frederick S. Marius, David C. McCabe, Thomas M.
Metzold, Scott H. Page, Duncan W. Richardson, Walter A. Row III, Judith A.
Saryan, David M. Stein, Payson F. Swaffield, Michael W. Weilheimer, and Matthew
J. Witkos (all of whom are officers of Eaton Vance or its affiliates).(1)

--------------------------------------------------------------------------------------------------------------

NAME AND POSITION WITH INVESTMENT       NAME AND PRINCIPAL BUSINESS         CONNECTION WITH OTHER COMPANY
ADVISER                                 ADDRESS OF OTHER COMPANY
--------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.- Chief               Eaton Vance Corp.                   Chief Executive Officer, President
Executive Officer and President of       Two International Place             and Chairman of the Board
EVM                                      Boston, MA 02110
                                         ----------------------------------------------------------------------
                                         Eaton Vance Distributors, Inc.      Director
                                         Two International Place
                                         Boston, MA 02110
                                         ----------------------------------------------------------------------
                                         Eaton Vance Corp. Voting Trust      Trustee
                                         Two International Place
                                         Boston, MA 02110
                                         ---------------------------------------------------------------------
                                         Eaton Vance Funds                   Trustee and/or officer of 182
                                         Two International Place             registered investment companies
                                         Boston, MA 02110                    managed by EVM or its subsidiaries
--------------------------------------------------------------------------------------------------------------
Jeffrey P. Beale -- Vice President       Eaton Vance Corp.                   Vice President and Chief
and Chief Administrative Officer of      Two International Place             Administrative Officer
EVM                                      Boston, MA 02110
                                         ---------------------------------------------------------------------
                                         Eaton Vance Corp. Voting Trust      Trustee
                                         Two International Place
                                         Boston, MA 02110
--------------------------------------------------------------------------------------------------------------
Daniel C. Cataldo -- Vice President      Eaton Vance Corp.                   Vice President and Treasurer
of EVM                                   Two International Place
                                         Boston, MA 02110
                                         ---------------------------------------------------------------------
                                         Eaton Vance Distributors, Inc.      Vice President and Treasurer
                                         Two International Place
                                         Boston, MA 02110
                                         ---------------------------------------------------------------------
                                         Eaton Vance Corp. Voting Trust      Trustee
                                         Two International Place
                                         Boston, MA 02110
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
Cynthia J. Clemson - Vice President      Eaton Vance Corp. Voting Trust      Trustee
of EVM                                   Two International Place
                                         Boston, MA 02110
--------------------------------------------------------------------------------------------------------------
James H. Evans - Vice President          Eaton Vance Corp. Voting Trust      Trustee
of EVM                                   Two International Place
                                         Boston, MA 02110
--------------------------------------------------------------------------------------------------------------
Maureen A. Gemma - Vice                  Eaton Vance Funds                   Vice President and Chief Legal
President of EVM                         Two International Place             Officer of 182 registered investment
                                         Boston, MA 02110                    companies managed by EVM or its
                                                                             subsidiaries
                                         ---------------------------------------------------------------------
                                         Eaton Vance Corp. Voting Trust      Trustee
                                         Two International Place
                                         Boston, MA 02110
--------------------------------------------------------------------------------------------------------------
Laurie G. Hylton - Vice President        Eaton Vance Corp.                   Vice President, Chief Financial
and Treasurer of EVM                     Two International Place             Officer and Chief Accounting
                                         Boston, MA 02110                    Officer
                                         ---------------------------------------------------------------------
                                         Eaton Vance Distributors, Inc.      Director
                                         Two International Place
                                         Boston, MA 02110
                                         ---------------------------------------------------------------------
                                         Eaton Vance Corp. Voting Trust      Trustee
                                         Two International Place
                                         Boston, MA 02110
--------------------------------------------------------------------------------------------------------------
Michael R. Mach - Vice President of      Eaton Vance Funds                   Officer of 2 registered investment
EVM                                      Two International Place             companies managed by EVM or its
                                         Boston, MA 02110                    subsidiaries
                                         ---------------------------------------------------------------------
                                         Eaton Vance Corp. Voting Trust      Trustee
                                         Two International Place
                                         Boston, MA 02110
--------------------------------------------------------------------------------------------------------------
Frederick S. Marius- Chief Legal         Eaton Vance Corp.                   Chief Legal Officer, Vice President,
Officer, Vice President and              Two International Place             and Secretary
                                         Boston, MA 02110
--------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------
Secretary of EVM                     Eaton Vance Distributors, Inc.           Chief Legal Officer, Vice President
                                     Two International Place                  and Secretary
                                     Boston, MA 02110
                                     ----------------------------------------------------------------------------
                                     Eaton Vance Corp. Voting Trust           Trustee
                                     Two International Place
                                     Boston, MA 02110
-----------------------------------------------------------------------------------------------------------------
Thomas M. Metzold - Vice             Eaton Vance Corp. Voting Trust           Trustee
President of EVM                     Two International Place
                                     Boston, MA 02110
-----------------------------------------------------------------------------------------------------------------
Scott H. Page - Vice President of    Eaton Vance Funds                        Officer of 6 registered investment
EVM                                  Two International Place                  companies managed by EVM or its
                                     Boston, MA 02110                         subsidiaries
                                     ----------------------------------------------------------------------------
                                     Eaton Vance Corp. Voting Trust           Trustee
                                     Two International Place
                                     Boston, MA 02110
-----------------------------------------------------------------------------------------------------------------
Walter A. Row III - Vice President   Eaton Vance Funds                        Officer of 9 registered investment
of EVM                               Two International Place                  companies managed by EVM or its
                                     Boston, MA 02110                         subsidiaries
                                     ----------------------------------------------------------------------------
                                     Eaton Vance Corp. Voting Trust           Trustee
                                     Two International Place
                                     Boston, MA 02110
-----------------------------------------------------------------------------------------------------------------
Craig P. Russ - Vice                 Eaton Vance Corp. Voting Trust           Trustee
President of EVM                     Two International Place
                                     Boston, MA 02110
-----------------------------------------------------------------------------------------------------------------
Payson F. Swaffield - Vice President Eaton Vance Corp.                        Vice President and Chief Income
and Chief Income Investment          Two International Place                  Investment Officer
Officer of EVM                       Boston, MA 02110
                                     -----------------------------------------------------------------------------
                                     Eaton Vance Funds                        Officer of 135 registered investment
                                     Two International Place                  companies managed by EVM or its
                                     Boston, MA 02110                         subsidiaries
                                     ------------------------------------------------------------------------------
                                     Eaton Vance Corp. Voting Trust           Trustee
                                     Two International Place
                                     Boston, MA 02110
-----------------------------------------------------------------------------------------------------------------
Michael W. Weilheimer - Vice         Eaton Vance Funds                        Officer of 4 registered investment
                                     Two International Place                  companies managed by EVM or its
-----------------------------------------------------------------------------------------------------------------

(1) Mr. Richardson has announced his intention to retire on October 31, 2013.





-----------------------------------------------------------------------------------------------------------------
President of EVM                       Boston, MA 02110                    subsidiaries
                                       --------------------------------------------------------------------------
                                       Eaton Vance Corp. Voting Trust      Trustee
                                       Two International Place
                                       Boston, MA 02110
-----------------------------------------------------------------------------------------------------------------
Paul O'Neil- Chief Compliance          Eaton Vance Funds                   Chief Compliance Officer of 182
Officer and Vice President of EVM      Two International Place             registered investment companies
                                       Boston, MA 02110                    managed by EVM or its subsidiaries
-----------------------------------------------------------------------------------------------------------------

(1) Messrs. Langstraadt and Stein are officers of Eaton Vance's affiliate
Parametric Portfolio Associates; Mssrs. Reed and Williams are officers of Eaton
Vance's affiliate Atlanta Capital Investment Managers; Mr. McCabe is an officer of EVM's affiliate Eaton Vance Investment Counsel; and Mr. Witkos is an officer of EVM's affiliate Eaton Vance Distributors, Inc. None holds an office with EVM.

LOOMIS, SAYLES & COMPANY, L.P.
Loomis Sayles serves as an investment sub-adviser for the KP Fixed Income Fund.
The principal address of Loomis Sayles is One Financial Center, Boston, MA
02111. Loomis Sayles is an investment adviser registered under the Investment
Advisers Act of 1940.

-----------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH        NAME AND PRINCIPAL BUSINESS              CONNECTION WITH OTHER
INVESTMENT ADVISER            ADDRESS OF OTHER COMPANY                 COMPANY
-----------------------------------------------------------------------------------------------------------------
Robert J. Blanding            Loomis Sayles Funds I                    President, CEO and Trustee
Chairman, President and       -----------------------------------------------------------------------------------
Chief Executive Officer       Loomis Sayles Funds II                   CEO and Trustee
                              -----------------------------------------------------------------------------------
                              Natixis Funds Trust I                    Trustee
                              -----------------------------------------------------------------------------------
                              Natixis Funds Trust II                   Trustee
                              -----------------------------------------------------------------------------------
                              Natixis Funds Trust IV                   Trustee
                              -----------------------------------------------------------------------------------
                              Gateway Trust                            Trustee
                              -----------------------------------------------------------------------------------
                              Hansberger International Series          Trustee
                              -----------------------------------------------------------------------------------
                              Loomis Sayles Distributors, Inc.         Director
                              -----------------------------------------------------------------------------------
                              Loomis Sayles Investments Asia Pte.      Director
                              Ltd.
                              -----------------------------------------------------------------------------------
                              Loomis Sayles Investments Limited        Alternate Director
-----------------------------------------------------------------------------------------------------------------
Daniel J. Fuss                Loomis Sayles Funds I                    Executive Vice President
Vice Chairman and             -----------------------------------------------------------------------------------
Executive Vice President      Loomis Sayles Funds II                   Executive Vice President
-----------------------------------------------------------------------------------------------------------------
Pierre P. Servant             Natixis Global Asset Management          Chief Executive Officer
Director                      S.A.
                              21 quai d'Austerlitz
                              75634 Paris, cedex 13, France
                              -----------------------------------------------------------------------------------
                              Natixis                                  Member of the Executive
                                                                       Committee
-----------------------------------------------------------------------------------------------------------------
John T. Hailer
Director                      Natixis Global Asset Management,         President and CEO, U.S. and Asia
                              L.P.
                              399 Boylston Street
                              Boston, MA 02116
                              -----------------------------------------------------------------------------------
                              Natixis Funds Trust I                    Trustee
                              -----------------------------------------------------------------------------------
                              Natixis Funds Trust II                   Trustee
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH         NAME AND PRINCIPAL BUSINESS           CONNECTION WITH OTHER
INVESTMENT ADVISER             ADDRESS OF OTHER COMPANY              COMPANY
-----------------------------------------------------------------------------------------------------------------
                               Natixis Funds Trust IV                Trustee
                               ----------------------------------------------------------------------------------
                               Natixis Cash Management Trust         Trustee
                               ----------------------------------------------------------------------------------
                               Gateway Trust                         Trustee
                               ----------------------------------------------------------------------------------
                               Hansberger International Series       Trustee
                               ----------------------------------------------------------------------------------
                               Loomis Sayles Funds I                 Trustee
                               ----------------------------------------------------------------------------------
                               Loomis Sayles Funds II                Trustee
-----------------------------------------------------------------------------------------------------------------
Kevin P. Charleston            Loomis Sayles Trust Co., LLC          Manager and President
Executive Vice President,
Chief Financial Officer
and Director
-----------------------------------------------------------------------------------------------------------------
John F. Gallagher III          Loomis Sayles Distributors, Inc.      President
Executive Vice President,
Director of Institutional
Services and Director
-----------------------------------------------------------------------------------------------------------------
John F. Russell                None                                  None
Executive Vice President
and Director
-----------------------------------------------------------------------------------------------------------------
Jean S. Loewenberg             Loomis Sayles Distributors, Inc.      Director
Executive Vice President,      ----------------------------------------------------------------------------------
General Counsel,               Loomis Sayles Trust Co., LLC          Manager and Secretary
Secretary and Director
-----------------------------------------------------------------------------------------------------------------
Jaehoon Park                   None                                  None
Executive Vice President,
Chief Investment Officer
and Director
-----------------------------------------------------------------------------------------------------------------
John R. Gidman                 Loomis Sayles Solutions, LLC          President
Executive Vice President,
Chief Information Officer
and Director
-----------------------------------------------------------------------------------------------------------------

MARATHON ASSET MANAGEMENT LLP
Marathon serves as an investment sub-adviser for the KP International Equity
Fund.  The principal address of Marathon is Orion House, 5 Upper St. Martins
Lane, London, WC2H 9EA. Marathon is an investment adviser registered under the Investment Advisers Act of 1940.

MASSACHUSETTS FINANCIAL SERVICES COMPANY, DOING BUSINESS AS MFS INVESTMENT
MANAGEMENT
MFS serves as an investment sub-adviser for the KP Large Cap Equity Fund and the KP International Equity Fund. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington
Avenue, Boston, MA 02199. MFS is an investment adviser registered under the Investment Advisers Act of 1940..

-----------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH                   NAME AND PRINCIPAL BUSINESS           CONNECTION WITH OTHER
INVESTMENT ADVISER                       ADDRESS OF OTHER COMPANY              COMPANY
-----------------------------------------------------------------------------------------------------------------
Robert J. Manning, Director, Chief       The MFS Funds*                        Trustee of various funds within
-----------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH                   NAME AND PRINCIPAL BUSINESS             CONNECTION WITH OTHER
INVESTMENT ADVISER                       ADDRESS OF OTHER COMPANY                COMPANY
-----------------------------------------------------------------------------------------------------------------
Executive Officer and Chairman of        111 Huntington Avenue                   the MFS Funds complex+
the Board of Directors                   Boston, MA 02199
-----------------------------------------------------------------------------------------------------------------
Michael W. Roberge, Director,                                                    N/A+
President, Chief Investment Officer
and Director of Global Research
-----------------------------------------------------------------------------------------------------------------
Thomas A. Bogart, Director               Sun Life Financial, Inc.                Executive Vice President,
                                         150 King Street West Toronto,           Corporate Development and
                                         Ontario M5H 1J9 Canada                  General Counsel
-----------------------------------------------------------------------------------------------------------------
Colm J. Freyne, Director                 Sun Life Financial, Inc.                Executive Vice President and
                                         150 King Street West Toronto,           Chief Financial Officer
                                         Ontario M5H 1J9 Canada
-----------------------------------------------------------------------------------------------------------------
David A. Antonelli, Vice Chairman                                                N/A+
-----------------------------------------------------------------------------------------------------------------
Timothy M. Fagan, Chief                                                          N/A+
Compliance Officer
-----------------------------------------------------------------------------------------------------------------
Amrit Kanwal, Executive Vice                                                     N/A+
President and Chief Financial
Officer
-----------------------------------------------------------------------------------------------------------------
Mark N. Polebaum, Executive Vice         The MFS Funds*                          Secretary+
President, General Counsel and           111 Huntington Avenue
Secretary                                Boston, MA 02199
-----------------------------------------------------------------------------------------------------------------
Robin A. Stelmach, Executive Vice        The MFS Funds*                          Trustee of Various Funds
President and Chief Operating            111 Huntington Avenue                   within the MFS Funds complex+
Officer                                   Boston, MA 02199
-----------------------------------------------------------------------------------------------------------------

+ Certain principal executive officers and directors of MFS serve as officers or directors of some or all of MFS' corporate affiliates and certain officers of MFS serve as officers of some or all of the MFS Funds and/or officers or directors of certain MFS non-U.S. investment companies. Except as set forth above, each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer of MFS or certain of MFS' corporate affiliates.

The identity of those corporate affiliates is identified below.

-----------------------------------------------------------------------------------------------------------------
Investment Adviser Corporate Affiliate           Address
-----------------------------------------------------------------------------------------------------------------
MFS Institutional Advisors, Inc.                 111 Huntington Ave., Boston, Massachusetts 02199-
                                                 7618 U.S.A.
-----------------------------------------------------------------------------------------------------------------
MFS Fund Distributors, Inc.                      111 Huntington Ave., Boston, Massachusetts 02199-
                                                 7618 U.S.A.
-----------------------------------------------------------------------------------------------------------------
MFS Service Center, Inc.                         100 Hancock Street, Quincy, MA 02171 U.S.A.
-----------------------------------------------------------------------------------------------------------------
                                                 Canon's Court, 22 Victoria Street, Hamilton, HM12,
MFS International LTD.                           Bermuda
-----------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------
MFS International (U.K.) Limited                  Paternoster House, 65 St. Paul 's Churchyard, London
                                                  EC4M 8AB, U.K.
-----------------------------------------------------------------------------------------------------------------
                                                  Wheelock House, 20 Pedder Street, Level 19, Suite
MFS International (Hong Kong) Limited             1901, Central, Hong Kong
-----------------------------------------------------------------------------------------------------------------
MFS do Brasil Desenvolvimento de Mercado          Rua Joaquim Floriano, 1.052 -- 11(o) Andar, conjunto
Ltda. (Brazil)                                    111, Itaim Bibi, Sao Paulo, SP, Brazil 04534-004
-----------------------------------------------------------------------------------------------------------------
                                                  501 Orchard Road, #13-01/03/04 Wheelock Place
MFS International Singapore PTE. LTD.             Singapore 238880
-----------------------------------------------------------------------------------------------------------------
MFS Investment Management Company (Lux.)
s.a.r.l.                                          Rue de Bitbourg L-1273 Luxembourg
-----------------------------------------------------------------------------------------------------------------
MFS Investment Management K.K.                    16 F Daido Seimei Kasumigaseki Building, 1-4-2
                                                  Kasumigaseki 1-chome, Chiyoda-ku, Tokyo, Japan
                                                  100-0013
-----------------------------------------------------------------------------------------------------------------
Sun Life of Canada (U.S.) Financial Services      111 Huntington Ave., Boston, Massachusetts 02199-
Holdings, Inc.                                    7618 U.S.A.
-----------------------------------------------------------------------------------------------------------------
3060097 Nova Scotia Company                       1959 Upper Water Street
                                                  Suite 1100, Halifax, Nova Scotia, Canada B3J3N2
-----------------------------------------------------------------------------------------------------------------
MFS Investment Management Canada Limited          77 King Street West, 35(th) Floor
                                                  Toronto, Ontario, Canada M5K 1B7
-----------------------------------------------------------------------------------------------------------------
MFS Heritage Trust Company                        111 Huntington Ave., Boston, Massachusetts 02199-
                                                  7618 U.S.A.
-----------------------------------------------------------------------------------------------------------------
MFS Bermuda Holdings LTD                          Canon's Court, 22 Victoria Street,
                                                  Hamilton, HM12, Bermuda
-----------------------------------------------------------------------------------------------------------------

* The MFS Funds include the following. The address of the MFS Funds is: 111
Huntington Ave., Boston, MA 02199-7618.

     Massachusetts Investors Trust

     Massachusetts Investors Growth Stock Fund

     MFS Series Trust I

     MFS Series Trust II

     MFS Series Trust III

     MFS Series Trust IV

     MFS Series Trust V

     MFS Series Trust VI




     MFS Series Trust VII

     MFS Series Trust VIII

     MFS Series Trust IX

     MFS Series Trust X

     MFS Series Trust XI

     MFS Series Trust XII

     MFS Series Trust XIII

     MFS Series Trust XIV

     MFS Series Trust XV

     MFS Series Trust XVI

     MFS Municipal Series Trust

     MFS Variable Insurance Trust

     MFS Variable Insurance Trust II

     MFS Variable Insurance Trust III

     MFS Institutional Trust

     MFS California Municipal Fund

     MFS Charter Income Trust

     MFS Government Markets Income Trust

     MFS High Income Municipal Trust

     MFS High Yield Municipal Trust

     MFS InterMarket Income Trust I

     MFS Intermediate High Income Fund

     MFS Intermediate Income Trust

     MFS Investment Grade Municipal Trust

     MFS Municipal Income Trust

     MFS Multimarket Income Trust

     MFS Special Value Trust

PAYDEN & RYGEL
Payden & Rygel serves as an investment sub-adviser for the KP Fixed Income
Fund.  The principal




address of Payden & Rygel is 333 S. Grand Avenue, 32nd Flr., Los Angeles, CA
90071. Payden & Rygel is an investment adviser registered under the Investment
Advisers Act of 1940.

-----------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH               NAME AND PRINCIPAL BUSINESS        CONNECTION WITH OTHER
INVESTMENT ADVISER                   ADDRESS OF OTHER COMPANY           COMPANY
-----------------------------------------------------------------------------------------------------------------
Robin Creswell                       Payden & Rygel Global Limited      Managing Director
Managing Principal and Director      1 Bartholomew Lane
                                     London EC2N 2AX
                                     United Kingdom
-----------------------------------------------------------------------------------------------------------------

STATE STREET GLOBAL ADVISORS LIMITED
SSgA FM serves as an investment sub-adviser for the KP Large Cap Equity Fund, the KP Small Cap Equity Fund, the KP International Equity Fund and the KP Fixed
Income Fund. The principal address of SSgA FM is State Street Financial Center,
One Lincoln Street, Boston, Massachusetts 02111. SSgA FM is an investment adviser registered under the Investment Advisers Act of 1940.

-----------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH              NAME AND PRINCIPAL BUSINESS       CONNECTION WITH OTHER
INVESTMENT ADVISER                  ADDRESS OF OTHER COMPANY          COMPANY
-----------------------------------------------------------------------------------------------------------------
James E. Ross                       State Street Global Advisors      Senior Managing Director, SSgA
Chairman and Director,              One Lincoln Street
SSgA FM                             Boston, MA 02111
-----------------------------------------------------------------------------------------------------------------
Keith Crawford                      State Street Global Advisors      Chief Financial Officer, SSgA
Treasurer, SSgA FM                  One Lincoln Street
                                    Boston, MA 02111
-----------------------------------------------------------------------------------------------------------------
Alyssa Albertelli                   State Street Global Advisors      Chief Compliance Officer, SSgA
Director and Chief                  One Lincoln Street
Compliance Officer, SSgA            Boston, MA 02111
FM
-----------------------------------------------------------------------------------------------------------------
Phillip Gillespie                   State Street Global Advisors      General Counsel, SSgA
Chief Legal Officer, SSgA           One Lincoln Street
FM                                  Boston, MA 02111
-----------------------------------------------------------------------------------------------------------------
Ellen Needham                       State Street Global Advisors      Senior Managing Director of
Director and President of           One Lincoln Street                SSgA
SSgA FM                             Boston, MA 02111
-----------------------------------------------------------------------------------------------------------------
Kristi Mitchem                      State Street Global Advisors      Senior Managing Director of SSgA
CTA - Chief Marketing Officer       One Lincoln Street
of SSgA FM                          Boston, MA 02111
-----------------------------------------------------------------------------------------------------------------
Barry Smith                         State Street Global Advisors      Senior Managing Director of SSgA
Director of SSgA FM                 One Lincoln Street
                                    Boston, MA 02111
-----------------------------------------------------------------------------------------------------------------


T. ROWE PRICE ASSOCIATES, INC.

T. Rowe Price serves as an investment sub-adviser for the KP Large Cap Equity
Fund. The principal address of T. Rowe Price is 100 East Pratt Street,
Baltimore, MD 21202. T. Rowe Price is an investment adviser registered under the Investment Advisers Act of 1940.

-----------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH                NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
INVESTMENT ADVISER                    ADDRESS OF OTHER COMPANY         COMPANY
-----------------------------------------------------------------------------------------------------------------
Edward Bernard                        T. Rowe Price Group, Inc.        Vice Chairman of the Board
                                                                       Director
                                                                       Vice President
-----------------------------------------------------------------------------------------------------------------
John Gilner                           T. Rowe Price Group              Vice President
-----------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------
Ian D. Kelson                        T. Rowe Price Group                Vice President
-----------------------------------------------------------------------------------------------------------------
James A.C. Kennedy                   T. Rowe Price Group                Chief Executive Officer
                                                                        Director
                                                                        President
-----------------------------------------------------------------------------------------------------------------
Kenneth V. Moreland                  T. Rowe Price Group                Chief Financial Officer
                                                                        Vice President
                                                                        Treasurer
-----------------------------------------------------------------------------------------------------------------
David Oestreicher                    T. Rowe Price Group                Secretary
                                                                        Vice President
                                                                        Chief Legal Officer
-----------------------------------------------------------------------------------------------------------------
Brian C. Rogers                      T. Rowe Price Group                Chairman of the Board
                                                                        Chief Investment Officer
                                                                        Director
                                                                        Vice President
-----------------------------------------------------------------------------------------------------------------
William W. Strickland, Jr.           T. Rowe Price Group                Chief Technology Officer
                                                                        Vice President
-----------------------------------------------------------------------------------------------------------------
William J. Stromberg                 T. Rowe Price Group                Vice President
-----------------------------------------------------------------------------------------------------------------
Paul W. Wojcik                       T. Rowe Price Group                Vice President
                                                                        Chief Risk Officer
-----------------------------------------------------------------------------------------------------------------

WALTHAUSEN & CO., LLC
Walthausen serves as an investment sub-adviser for the KP Small Cap Equity
Fund. The principal address of Walthausen is 2691 Route 9, Suite 102, Malta, NY
12020. Walthausen is an investment adviser registered under the Investment
Advisers Act of 1940.

-----------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH                NAME AND PRINCIPAL BUSINESS      CONNECTION WITH OTHER
INVESTMENT ADVISER                    ADDRESS OF OTHER COMPANY         COMPANY
-----------------------------------------------------------------------------------------------------------------
John B. Walthausen                    Walthausen Funds                 President, Board of Trustees
Managing Director and CIO             2691 Route 9, Suite 102
                                      Malta, NY 12020
-----------------------------------------------------------------------------------------------------------------



ITEM 32. PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

 The Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust                                      July 15, 1982
SEI Liquid Asset Trust                                      November 29, 1982
SEI Tax Exempt Trust                                        December 3, 1982
SEI Institutional Managed Trust                             January 22, 1987
SEI Institutional International Trust                       August 30, 1988
The Advisors' Inner Circle Fund                             November 14, 1991
The Advisors' Inner Circle Fund II                          January 28, 1993
Bishop Street Funds                                         January 27, 1995
SEI Asset Allocation Trust                                  April 1, 1996
SEI Institutional Investments Trust                         June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)      April 1, 1999
Causeway Capital Management Trust                           September 20, 2001
ProShares Trust                                             November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment
     Act Qualified Investment Fund)                         January 8, 2007
TD Asset Management USA Funds                               July 25, 2007
SEI Structured Credit Fund, LP                              July 31, 2007
Wilshire Mutual Funds, Inc.                                 July 12, 2008
Wilshire Variable Insurance Trust                           July 12, 2008
Global X Funds                                              October 24, 2008
ProShares Trust II                                          November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares           August 7, 2009
Trust)
Schwab Strategic Trust                                      October 12, 2009
RiverPark Funds                                             September 8, 2010
Adviser Managed Trust                                       December 10, 2010
Huntington Strategy Shares                                  July 26, 2011
New Covenant Funds                                          March 23, 2012
Cambria ETF Trust                                           August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)                      September 25, 2012
KraneShares Trust                                           December 18, 2012
LocalShares Investment Trust                                May 6, 2013
SEI Insurance Products Trust                                September 10,2013
The Advisors' Inner Circle Fund III                         February 12, 2014
J.P. Morgan Exchange-Traded Fund Trust                      February 20, 2014

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

----------------------------------------------------------------------------------------------------
NAME                          POSITION AND OFFICE WITH                  POSITION AND OFFICES WITH
                                    UNDERWRITER                               REGISTRANT
-----------------------------------------------------------------------------------------------------------------
William M. Doran              Director                                         Trustee
-----------------------------------------------------------------------------------------------------------------
Edward D. Loughlin            Director                                            --
-----------------------------------------------------------------------------------------------------------------
Wayne M. Withrow              Director                                            --
-----------------------------------------------------------------------------------------------------------------
Kevin P. Barr                 President & Chief Executive                         --
                              Officer
-----------------------------------------------------------------------------------------------------------------
Maxine J. Chou                Chief Financial Officer, Chief                      --
                              Operations Officer, & Treasurer
-----------------------------------------------------------------------------------------------------------------
Karen E. LaTourette           Chief Compliance Officer, Anti-                     --
                              Money Laundering Officer &
                              Assistant Secretary
-----------------------------------------------------------------------------------------------------------------
John C. Munch                 General Counsel & Secretary                         --
-----------------------------------------------------------------------------------------------------------------
Mark J. Held                  Senior Vice President                               --
-----------------------------------------------------------------------------------------------------------------
Lori L. White                 Vice President & Assistant                          --
                              Secretary
-----------------------------------------------------------------------------------------------------------------
John P. Coary                 Vice President & Assistant                          --
                              Secretary
-----------------------------------------------------------------------------------------------------------------
John J. Cronin                Vice President                                      --
-----------------------------------------------------------------------------------------------------------------
Robert M. Silvestri           Vice President                                      --
-----------------------------------------------------------------------------------------------------------------

(c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of:

The KP Funds
One Freedom Valley Drive
Oaks, Pennsylvania 19456

THE REGISTRANT'S CUSTODIAN

State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

THE REGISTRANT'S ADMINISTRATOR

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

THE REGISTRANT'S ADVISER AND SUB-ADVISERS

Callan Associates Inc.
101 California Street, Suite 3500
San Francisco, California 94111

Acadian Asset Management LLC
260 Franklin Street
Boston, MA 02110

CastleArk Management LLC
1 N. Wacker Drive, Suite 3950
Chicago, IL 60606

Columbus Circle Investors
Metro Center
One Station Pl, 8th Floor
South Stamford, CT 06902

DePrince Race & Zollo, Inc.
250 Park Avenue South, Suite 250
Winter Park, FL 32789

Eaton Vance Management
Two International Place
Boston, MA 02110

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

Marathon Asset Management LLP
Orion House
5 Upper St. Martins Lane
London, WC2H 9EA

MFS Investment Management
111 Huntington Avenue
Boston, MA 02199

Payden & Rygel
333 S. Grand Avenue, 32nd Flr.
Los Angeles, CA 90071

SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202

Walthausen & Co., LLC
2691 Route 9, Suite 102
Malta, NY 12020

THE REGISTRANT'S DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

ITEM 34. MANAGEMENT SERVICES:

None.

ITEM 35. UNDERTAKINGS:

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-effective Amendment No. 1 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 30th day of April, 2014.

                                             THE KP FUNDS

                                             By:        *
                                             -----------------------
                                             Michael Beattie
                                             President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


       *                           Trustee                    April 30, 2013
------------------------
John K. Darr

       *                           Trustee                    April 30, 2013
------------------------
William M. Doran

       *                           Trustee                    April 30, 2013
------------------------
Joseph T. Grause, Jr.

       *                           Trustee                    April 30, 2013
------------------------
Mitchell A. Johnson

       *                           Trustee                    April 30, 2013
------------------------
Betty L. Krikorian

       *                           Trustee                    April 30, 2013
------------------------
Robert A. Nesher

       *                           Trustee                    April 30, 2013
------------------------
Bruce Speca

       *                           Trustee                    April 30, 2013
------------------------
James M. Storey

       *                           Trustee                    April 30, 2013
------------------------
George J. Sullivan, Jr.

       *                           President                  April 30, 2013
------------------------
Michael Beattie

       *                           Treasurer, Controller &    April 30, 2013
------------------------           Chief Financial Officer
James Volk


* By:   /s/ Dianne M. Descoteaux
        ------------------------------------------------------------------------
        Dianne M. Descoteaux
        Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT      DESCRIPTION
NUMBER
(d)(1)       Investment Advisory Agreement between the Registrant and Callan

(d)(2) Amended and Restated Expense Limitation Agreement between the Registrant and Callan is filed herewith.

(d)(3)       Investment Sub-Advisory Agreement between Callan and Acadian

(d)(4)       Investment Sub-Advisory Agreement between Callan and CastleArk

(d)(5)       Investment Sub-Advisory Agreement between Callan and CCI

(d)(6)       Investment Sub-Advisory Agreement between Callan and DRZ

(d)(7)       Investment Sub-Advisory Agreement between Callan and Eaton Vance

(d)(8)       Investment Sub-Advisory Agreement between Callan and Loomis Sayles

(d)(9)       Investment Sub-Advisory Agreement between Callan and Marathon

(d)(10)      Investment Sub-Advisory Agreement between Callan and MFS

(d)(11)      Investment Sub-Advisory Agreement between Callan and Payden & Rygel

(d)(12)      Investment Sub-Advisory Agreement between Callan and SSgA FM

(d)(13)      Investment Sub-Advisory Agreement between Callan and T. Rowe Price

(d)(14)      Investment Sub-Advisory Agreement between Callan and Walthausen

(e)          Distribution Agreement between the Registrant and SIDCo.

(g) Custodian Agreement between the Registrant and State Street Bank and Trust Company

(h)(1)       Administration Agreement between the Registrant and SIGFS

(h)(2) Transfer Agency Agreement between the Registrant and NRS Trust Product Administration

(i)          Opinion and Consent of Morgan, Lewis & Bockius LLP

(j)          Consent of PricewaterhouseCoopers, LLP

(q)(2)       Power of Attorney for James Volk